Exhibit (c)(9)

Milliman CLIENT Report

Actuarial Appraisal of
Farm Bureau Life Insurance Company and
Insurance Subsidiaries
as of September 30, 2020

Prepared for:  Special Committee of the Board of Directors of FBL Financial Group, Inc.

December 31, 2020

Su Meng Lee, FSA, MAAA	James G. Stoltzfus, FSA, MAAA
Luyao Li, FSA, MAAA	Ricardo Trachtman, FSA, MAAA
Rahul Mohan, FSA, MAAA	Melinda A. Willson, FSA, MAAA
Lucy Ouyang, FSA, MAAA	Laird D. Zacheis, FSA, MAAA
John R. Roeger, FSA, MAAA

December 31, 2020	71 South Wacker Drive 31st Floor Chicago, IL 60606 USA Tel +1 312 726 0677 Fax +1 312 499 5700 milliman.com

Mr. Paul Larson
Member of the Special Committee of the
Board of Directors of FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, IA 50266

Dear Mr. Larson:

This report provides actuarial values and projections as of September 30, 2020 for Farm Bureau Life Insurance Company and insurance subsidiaries.

Section I outlines the scope and qualifications associated with the analysis. Actuarial values and yearly statutory profits are summarized in Section II. Sections III and IV and the Appendices summarize the methodology, models and actuarial assumptions underlying the developed values.

This report is a statement of actuarial opinion under guidelines promulgated by the American Academy of Actuaries. The undersigned professionals are members of the American Academy of Actuaries and meet the Qualification Standards of the American Academy of Actuaries to render the opinion contained herein.

The professionals responsible for developing the actuarial values in this report are available to answer any questions regarding the assumptions and procedures underlying the values. Please contact us if any questions are raised.

Sincerely,

/s/ Su Meng Lee	/s/ John R. Roeger
Su Meng Lee, F.S.A., M.A.A.A.	John R. Roeger, F.S.A., M.A.A.A.
Consulting Actuary	Consulting Actuary

/s/ James G. Stoltzfus	/s/ Ricardo Trachtman
James G. Stoltzfus, F.S.A., M.A.A.A.	Ricardo Trachtman, F.S.A., M.A.A.A.
Consulting Actuary	Consulting Actuary

/s/ Laird D. Zacheis
Laird D. Zacheis, F.S.A., M.A.A.A.
Consulting Actuary

SML/JRR/JGS/RT/LDZ:sp

MILLIMAN

Milliman client Report

Table of Contents

Section I – Introduction and Qualifications	1

Rationale for STATUTORY Approach	2

Relationship to Market Value	3

Data Reliance	3

Section II – Summary of Results	5

Summary of Actuarial Appraisal Values	5

Discount Rates	9

NEW BUSINESS PRODUCTION	9

General Expenses	9

Federal Home Loan Bank Program	10

Interest Maintenance Reserve (“IMR”)	10

REtained assets and other deposit funds	10

Statutory Surplus Levels, Cost of Required Capital, and Risk Based Capital	10

Federal Income Taxes	11

Sensitivity Analysis of Components of Value	11

Section III – Development of Adjusted Statutory Book Value	13

Section IV – Line of Business Overview	14

Life Business	14

Life and Annuity Summary of Models and Key Assumptions	21

Appendix a – asset and Investment assumptions	A-1

Appendix B – Traditional Life models and assumptions	B-1

Appendix C – universal Life models and assumptions	C-1

Appendix d – annuity models and assumptions	D-1

Appendix E – DETAILED STATUTORY INCOME PROJECTIONS	e-1

Actuarial Appraisal of Farm Bureau Life Insurance Company and Insurance Subsidiaries As of September 30, 2020

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Section I – Introduction and Qualifications

Milliman, Inc. (“Milliman” or “our”) was retained by the Special Committee of the Board of Directors (“Special Committee”) of FBL Financial Group, Inc. (“FBLFG”) to perform certain actuarial analyses with respect to the life insurance and annuity business written by Farm Bureau Life Insurance Company (“FBL” or “Company”) and its insurance subsidiary, Greenfields Life Insurance Company (“Greenfields”). Specifically, our assignment has been to develop projected statutory earnings arising from the existing and new business of deferred annuities, payout annuities, term insurance, traditional life and interest sensitive life of FBL and to calculate present values of these future earnings using discount rates of 7%, 8%, 9% and 10%.

FBL is domiciled in Iowa and is a wholly owned subsidiary of FBLFG. The Company consists of multiple lines of business including Fixed Deferred Annuities (“FA”), Fixed Indexed Annuities (“FIA”), Variable Annuities (“VA”), Single Premium Immediate Annuities (“SPIA”), Structured Settlement Annuities (“SSA”), Term Insurance (“Term”), Whole Life Insurance (“WL”), Universal Life (“UL”), Indexed Universal Life (“IUL”) and Variable Universal Life (“VUL”). Business has historically been produced through FBLFG’s captive agency force where life and annuity products are generally sold as through the larger property and casualty relationships of FBLFG.

Greenfields is a small insurance company domiciled in Iowa and 100% of the liabilities are ceded to FBL.

Milliman is frequently engaged to prepare such analyses of life insurance companies. The approach followed in this situation is consistent with methodology we have generally employed in other engagements.

We have prepared this report with the understanding that it will be used by Special Committee and its advisors to analyze the potential value of FBL. The report is intended to provide certain actuarial information and analyses as of September 30, 2020 that would assist a qualified actuary, technically competent in the area of actuarial appraisals, to develop an estimate of (1) the adjusted statutory book value of FBL as of September 30, 2020; (2) the projected amounts and present values of future statutory profits from business in force as of September 30, 2020 and (3) the projected amounts and present values of future statutory profits from business sold after September 30, 2020.

In order to fully comprehend this report, any user of this report should be advised by an actuary with a substantial level of expertise in areas relevant to this analysis to appreciate the significance of the underlying assumptions and the impact of those assumptions on the illustrated results. This report must be read in its entirety to be understood. The models used in calculating the illustrated results were originally developed by FBL for its year-end cash flow testing and planning and have been modified by Milliman for purposes of this report.

This report is intended for the internal use of the Special Committee and their advisors and their affiliate’s advisors and may not be distributed to other parties without our consent. Notwithstanding the foregoing, the report may be included in any proxy statement, registration statement on Form S-4 or other joint proxy statement/prospectus relating to the transaction that is required to be filed with the Securities and Exchange Commission and is required to be distributed to its shareholders (“Disclosure Document”), with the form of such report to be included in any such Disclosure Document to be subject to the prior review and approval by Milliman (such approval to be made by Milliman in its reasonable discretion).

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Milliman does not intend to benefit and assumes no duty of liability to other parties who receive the report. Any distribution of this report must be in its entirety.

We have projected future profits computed according to statutory reporting criteria. The validity of these projections depends on how well future experience conforms to our assumptions. Our assumptions for future mortality, persistency, policyholder behavior, expenses, investment return and other actuarial factors are based on our evaluation of recent experience of FBL, industry experience and anticipated future trends. The approach employed to develop the projection assumptions is described below.

1.	Surrender and mortality assumptions are based on the experience of FBL and on general industry experience.

2.	Expenses were projected as a combination of unit expense allowables and excess costs to reproduce the budget expenses of FBL.

3.	Investment income reflects a runoff of the existing asset portfolio and a reinvestment strategy based on assumptions for asset yield, type, quality, and maturity provided by FBL. The projections are based on the November 6, 2020 forward curve.

4.	Credited rates and indexed crediting parameters reflect FBL’s strategies for setting rates including target spreads and guarantees.

5.	Separate account growth rates are based on long term expectations and underlying mix of policyholder funds.

6.	New business production assumptions were provided by FBL and are summarized in Section II.

Actual experience may differ from what is assumed in the projections. To the extent actual experience is different from the assumptions underlying this Report, so will actual results differ from the projected results shown here. Sensitivity of results to changes in assumptions is provided as part of Section II, Summary of Results.

Rationale for STATUTORY Approach

Our development of the projected amounts and actuarial values in this report reflect statutory reporting practices as applicable to the business of FBL. Two reasons why we believe it is appropriate to analyze a life company using this approach are:

1.	Statutory accounting determines the availability of earnings for dividends to life company shareholders.

2.	Statutory surplus constitutes the funds available for investments in new business or other ventures requiring capital.

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Relationship to Market Value

An actuarial appraisal value does not necessarily represent the value of a company's stock or a block of business in the open market. Rather, it is derived from a projection of future earnings and therefore reflects the value of a company's or a block’s earnings potential under a specific set of assumptions. Assignment of a value to any business enterprise is also a matter of informed judgment. Purchase or sales price is determined by the parties involved, based on their respective evaluations of all relevant factors, including:

1.	the perspective of the buyer and the seller and the level of confidence regarding the assumptions underlying projected earnings,

2.	the desired rate of return and the associated cost of capital,

3.	economies of scale and scope associated with the potential transaction, and

4.	significant tax or other consequences/benefits, unique to a proposed transaction, which can have an effect on value.

Data Reliance

We have relied on information supplied by FBL as well as on published financial information. We performed no audits or independent verification of the information furnished to us. To the extent that there are any material errors in the information provided, the results of our analysis will be affected as well. The principal materials relied upon include:

1.	Information contained in the public and internal statutory and GAAP financial statements of FBL.

2.	Inventory of insurance policies as of September 30, 2020 and for certain lines, September 30, 2019 as well.

3.	Information regarding the MGALFA models as of September 30, 2020 used internally by FBL

4.	Information prepared by FBL on recent surrender, mortality and premium persistency experience.

5.	Information regarding FBL planned budget expenses and unit expense allowables.

6.	Information on future business production for FBL.

7.	Information on invested assets as of September 30, 2020 and guidance with respect to future reinvestment strategies.

8.	Information regarding the mark-to-market as of September 30, 2020 on assets modeled to support surplus.

9.	Information regarding the Federal Home Loan Bank (“FHLB”) program

10.	Information on material reinsurance treaties and provisions.

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11.	Information on statutory/tax reserve differences and other information with respect to income taxes.

12.	Information on target credited rates, indexed option cost and spreads.

13.	Information related to FBL reserving practices.

14.	Information on NAIC required capital amounts and C3 Phase 1 testing.

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Section II – Summary of Results

Summary of Actuarial Appraisal Values

Tables I-A and I-B summarize the results of our analysis of the components of value as of September 30, 2020, consisting of the Adjusted Statutory Book Value, present value of future statutory profits from the business inforce and present value of future statutory profits from new business. The values are based upon fifty years of projected profits for the business. Amounts reflect cost of capital based on 350% NAIC RBC (Company Action Level). Results are presented reflecting the November 6, 2020 forward curve.

Tables II and III provide a summary of ten years of projected after-tax statutory profits. The ten-year projections reflect an assumption that earnings and capital in excess of required capital funding are distributed from FBL.

Summaries of assumptions are provided in Sections III and IV and in the Appendices. Detailed projections of annual statutory profits and present values of profit are provided in Appendix E.

Table I-A
FBL
Actuarial Appraisal Value
As of September 30, 2020
($ in millions)

		DISCOUNT RATES
	Item	7%	8%	9%	10%
1)	Adjusted Statutory Book Value	$694.4	$694.4	$694.4	$694.4
2)	Value of Business Inforce as of September 30, 2020
	Fixed Deferred Annuities	$148.0	$141.1	$134.8	$128.9
	Fixed Indexed Annuities	98.1	89.6	82.1	75.6
	Immediate Annuities	(1.8)	(1.4)	(1.2)	(0.9)
	Variable Annuities	41.9	38.9	36.3	34.0
	Traditional Life (WL)	262.4	245.4	230.3	216.7
	Term	192.9	180.5	170.2	161.3
	UL	133.4	125.7	118.6	112.0
	VUL	95.1	90.3	85.7	81.4
	Subtotal Pre-Tax Existing Business	$969.9	$910.0	$856.7	$809.0
	Impact of Line-of-Business Federal Income Tax	(172.1)	(165.3)	(158.8)	(152.5)
	Tax Benefits from Misc. Stat/Tax Diff	13.0	12.4	11.9	11.4
	Cost of Capital at 350% RBC (i=2.65%)	(164.5)	(183.0)	(198.9)	(212.5)
	Subtotal After-Tax Existing Business, After Cost of Capital	$646.4	$574.1	$511.0	$455.4
3)	Ten Years of New Business from September 30, 2020
	Fixed Deferred Annuities	$8.9	$8.2	$7.6	$7.1
	Fixed Indexed Annuities	88.2	76.4	66.4	58.1
	Traditional Life (WL)	35.4	27.1	20.4	14.8
	Term	147.8	125.6	107.3	92.2
	IUL	107.9	86.7	69.4	55.0
	Unallocated Expense	(76.1)	(74.1)	(72.2)	(70.4)
	Subtotal Pre-Tax New Business	$312.0	$249.9	$198.9	$156.8
	Impact of Federal Income Taxes	(77.1)	(66.8)	(58.0)	(50.3)
	Cost of Capital at 350% RBC (i=2.5%)	(92.2)	(97.8)	(101.4)	(103.6)
	Subtotal After-Tax New Business, After Cost of Capital	$142.7	$85.2	$39.5	$3.0
4)	Total Actuarial Value (1) plus (2) plus (3)	$1,483.5	$1,353.7	$1,244.9	$1,152.8

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Table I-B
FBL
Actuarial Appraisal Value
As of September 30, 2020
($ in millions)

		DISCOUNT RATES
	Item	7%	8%	9%	10%
1)	Adjusted Statutory Book Value	$694.4	$694.4	$694.4	$694.4
2)	Value of Business Inforce as of September 30, 2020
	(After Tax, After Cost of Capital)
	Fixed Deferred Annuities	$81.0	$69.3	$58.9	$49.4
	Fixed Indexed Annuities	64.7	55.4	47.4	40.4
	Immediate Annuities	(3.1)	(3.4)	(3.8)	(4.0)
	Variable Annuities	31.6	28.8	26.3	24.2
	Traditional Life (WL)	183.4	164.9	149.0	135.0
	Term	125.7	112.3	100.8	91.0
	UL	80.1	69.0	59.4	51.0
	VUL	70.0	65.3	61.0	57.1
	Tax Benefits from Misc. Stat/Tax Diff	13.0	12.4	11.9	11.4
	Subtotal After-Tax Existing Business, After Cost of Capital	$646.4	$574.1	$511.0	$455.4
3)	Ten Years of New Business from September 30, 2020
	(After Tax, After Cost of Capital)
	Fixed Deferred Annuities	$3.9	$3.0	$2.3	$1.7
	Fixed Indexed Annuities	36.8	25.1	15.5	7.7
	Traditional Life (WL)	19.7	12.2	6.2	1.5
	Term	74.1	54.0	38.1	25.3
	IUL	68.4	49.5	34.4	22.3
	Unallocated Expense	(60.1)	(58.5)	(57.0)	(55.6)
	Subtotal After-Tax New Business, After Cost of Capital	$142.7	$85.2	$39.5	$3.0
4)	Total Actuarial Value (1) plus (2) plus (3)	$1,483.5	$1,353.7	$1,244.9	$1,152.8

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Table II
FBL
Line of Business Statutory Projection
($ in millions)

Year Ending September 30,	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Existing Business at 09/30/2020
Fixed Deferred Annuities		$29.6	$25.5	$22.4	$19.1	$16.0	$15.1	$13.7	$11.6	$9.9	$8.7
Fixed Indexed Annuities		2.4	7.1	8.3	9.3	9.9	10.5	10.5	10.1	10.0	9.4
Immediate Annuities		(0.1)	1.1	0.6	0.2	(0.3)	(0.4)	(0.5)	(0.5)	(0.5)	(0.6)
Variable Annuities		5.2	4.8	4.5	4.4	4.2	4.0	3.8	3.7	3.5	3.3
Traditional Life (WL)		35.6	31.7	29.8	28.2	27.1	25.9	24.7	23.2	21.7	20.4
Term		45.6	31.2	28.2	22.3	24.5	27.2	3.1	(1.7)	(14.2)	(4.8)
UL		19.4	19.1	16.5	13.6	9.5	8.0	8.3	8.5	13.0	15.1
VUL		12.9	12.4	11.8	11.3	10.9	10.4	10.1	9.7	9.2	8.5
Total Pre-Tax Existing Business		$150.6	$133.0	$122.2	$108.2	$101.9	$100.7	$73.7	$64.6	$52.5	$60.1
Ten Years of New Business from 09/30/2020
Fixed Deferred Annuities		$0.8	$0.8	$0.7	$0.7	$1.0	$1.0	$0.9	$1.0	$1.2	$1.2
Fixed Indexed Annuities		(1.5)	(0.6)	0.8	1.5	2.8	3.7	5.1	6.4	7.8	9.2
Traditional Life (WL)		(7.7)	(6.1)	(5.1)	(4.1)	(3.2)	(2.3)	(1.3)	(0.4)	0.6	1.6
Term		(11.9)	(7.4)	(2.4)	1.8	5.5	8.6	11.4	13.8	15.9	17.7
IUL		(17.2)	(13.6)	(10.5)	(7.4)	(4.4)	(1.4)	1.7	5.0	8.3	11.7
Total Pre-Tax New Business		$(37.4)	$(27.0)	$(16.5)	$(7.5)	$1.8	$9.6	$17.8	$25.9	$33.8	$41.4
Unallocated Expense		(19.1)	(15.4)	(14.0)	(12.5)	(10.7)	(8.7)	(6.6)	(4.5)	(2.1)	0.0
Interest on Capital, Surplus, AVR, IMR		18.4	10.8	11.0	11.2	11.5	11.8	12.2	12.5	12.9	13.4
Total Pre-Tax Earnings		$112.5	$101.5	$102.7	$99.4	$104.4	$113.4	$97.1	$98.6	$97.1	$114.8
Impact of Federal Income Tax (21.0%)		(24.1)	(23.0)	(23.3)	(24.3)	(27.3)	(24.4)	(23.9)	(24.4)	(23.4)	(32.8)
After-Tax Earnings		$88.4	$78.5	$79.4	$75.2	$77.1	$89.0	$73.2	$74.2	$73.7	$82.0
Distributed Earnings (Target RBC Ratio=350%)		374.3	72.0	71.9	64.3	64.7	75.4	59.6	59.1	57.8	65.7
General Account Liabilities	$7,912.3	$7,829.2	$7,750.8	$7,683.9	$7,687.2	$7,721.4	$7,767.7	$7,807.0	$7,876.1	$7,954.9	$8,032.8
Separate Account Liabilities	685.4	682.8	678.6	673.1	666.5	658.9	650.6	641.5	631.6	621.0	610.0
Interest Maintenance Reserve	16.5	17.5	18.1	15.7	14.2	12.3	10.7	9.6	8.6	7.9	7.2
Deferred Tax Asset	63.8	45.4	46.1	47.0	48.2	49.5	51.0	52.5	54.2	56.0	57.8
Capital, Surplus & AVR (excl. DTA)	694.4	408.6	415.1	422.6	433.4	445.8	459.4	472.9	488.0	504.0	520.3
NAIC RBC (Company Action Level)	127.5	130.6	132.6	135.0	138.3	142.2	146.5	150.8	155.5	160.5	165.7
RBC Ratio (Company Action Level)	597.3%	350.0%	350.0%	350.0%	350.0%	350.0%	350.0%	350.0%	350.0%	350.0%	350.0%

Note:     1)     Interest on Capital, Surplus & AVR is based on a net earnings rate of 2.65%.

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Table III
FBL
Projected Statutory Operating Results
($ in millions)

Year Ending September 30,	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Existing and New Business
Premium Income		$611.9	$627.9	$646.2	$667.6	$689.6	$713.8	$740.5	$766.1	$793.5	$823.1
Fees from Miscellaneous Revenue		8.7	8.6	8.5	8.4	8.3	8.2	8.1	8.0	7.8	7.5
Investment Income		359.0	338.9	330.4	325.4	322.4	323.2	324.0	325.6	327.7	330.6
Total Income		$979.6	$975.5	$985.2	$1,001.4	$1,020.3	$1,045.2	$1,072.7	$1,099.7	$1,129.1	$1,161.2
Death/Health/Annuity Benefits		$287.0	$247.5	$288.3	$343.1	$266.4	$391.4	$405.3	$406.0	$413.8	$418.9
Surrender Benefits		522.0	561.1	512.7	403.1	458.3	331.6	362.5	352.5	359.7	363.2
Other Benefits		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Dividends		23.8	22.9	22.5	22.0	21.4	20.9	20.5	20.0	19.6	19.0
Net Transfers to Separate Account		(37.3)	(38.9)	(40.0)	(41.0)	(41.7)	(42.2)	(42.6)	(43.1)	(43.3)	(43.5)
Reserve Increase		(78.7)	(73.6)	(61.3)	9.3	40.4	52.9	46.3	76.0	86.0	85.8
Acquisition plus Maintenance Expense (o/t PrTax) (Incl Unalloc)		86.8	89.2	91.2	93.3	95.4	97.6	99.9	102.2	104.5	107.0
Premium Tax		5.7	6.0	6.2	6.5	6.8	7.1	7.5	7.8	8.2	8.6
Commission		57.7	59.8	62.8	65.7	68.9	72.5	76.2	79.7	83.5	87.4
Total Benefits and Expenses		$867.0	$874.0	$882.5	$902.0	$915.9	$931.8	$975.6	$1,001.1	$1,032.0	$1,046.4
Total Pre-Tax Earnings		$112.5	$101.5	$102.7	$99.4	$104.4	$113.4	$97.1	$98.6	$97.1	$114.8
Impact of Federal Income Tax (21.0%)		(24.1)	(23.0)	(23.3)	(24.3)	(27.3)	(24.4)	(23.9)	(24.4)	(23.4)	(32.8)
After-Tax Earnings		$88.4	$78.5	$79.4	$75.2	$77.1	$89.0	$73.2	$74.2	$73.7	$82.0
Distributed Earnings (Target RBC Ratio=350%)	0.0	374.3	72.0	71.9	64.3	64.7	75.4	59.6	59.1	57.8	65.7
General Account Liabilities	$7,912.3	$7,829.2	$7,750.8	$7,683.9	$7,687.2	$7,721.4	$7,767.7	$7,807.0	$7,876.1	$7,954.9	$8,032.8
Separate Account Liabilities	685.4	682.8	678.6	673.1	666.5	658.9	650.6	641.5	631.6	621.0	610.0
Interest Maintenance Reserve	16.5	17.5	18.1	15.7	14.2	12.3	10.7	9.6	8.6	7.9	7.2
Deferred Tax Asset	63.8	45.4	46.1	47.0	48.2	49.5	51.0	52.5	54.2	56.0	57.8
Capital, Surplus & AVR (excl. DTA)	694.4	408.6	415.1	422.6	433.4	445.8	459.4	472.9	488.0	504.0	520.3
NAIC RBC (Company Action Level)	127.5	130.6	132.6	135.0	138.3	142.2	146.5	150.8	155.5	160.5	165.7
RBC Ratio (Company Action Level)	597.3%	350.0%	350.0%	350.0%	350.0%	350.0%	350.0%	350.0%	350.0%	350.0%	350.0%

Note:     1)     Interest on Capital, Surplus & AVR is based on a net earnings rate of 2.65%.

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Discount Rates

The actuarial appraisal values were developed using discount rates of 7%, 8%, 9% and 10%. Tables I-A and I-B illustrate the importance of the discount rate in the determination of the value of profits from the business.

NEW BUSINESS PRODUCTION

The following table summarizes the annualized premium production by product based on the ten year sales forecast provided by FBL. Note that all payout annuity production is assumed to be mapped to Fixed Indexed Annuities due to materiality.

Production Assumptions ($ in millions)
Year Ending September 30th	Fixed Deferred Annuities	Fixed Indexed Annuities	Traditional Life (WL)	Term	IUL	Total
2021	$25.3	$152.4	$7.7	$13.3	$25.8	$224.5
2022	25.3	158.8	8.2	14.8	26.3	233.4
2023	25.5	166.6	8.7	15.9	27.9	244.6
2024	25.8	174.6	9.3	17.0	29.6	256.2
2025	26.2	182.6	9.8	18.1	31.3	268.0
2026	26.6	190.7	10.4	19.2	33.4	280.2
2027	27.0	198.8	11.0	20.3	35.4	292.5
2028	27.5	205.4	11.7	21.4	37.6	303.6
2029	28.1	214.0	12.3	22.5	39.7	316.6
2030	28.8	221.9	12.9	23.6	41.7	329.0

General Expenses

Expenses were projected as a combination of unit expense allowables and excess costs to reproduce the budgeted expenses of FBL as illustrated in the table below. Unit expenses for acquisition were provided by FBL and reflect the expected full cost of new sales. Unit maintenance expenses are assumed to equal the fully allocated cost provided by FBL but reduced such that the projected total unit expenses converge to the Company’s budget by the end of ten years.

FBL – Fully Allocated Unit Expenses ($ in millions)
Year Ending	UNIT EXPENSE ALLOWABLES			Unabsorbed	Total
September 30th	Acquisition	Maintenance	Total	Expense	Expense
2021	$23.1	$44.6	$67.7	$19.1	$86.8
2022	27.6	46.2	73.8	15.4	89.2
2023	29.4	47.8	77.2	14.0	91.2
2024	31.2	49.6	80.8	12.5	93.3
2025	33.0	51.7	84.7	10.7	95.4
2026	35.0	53.9	88.9	8.7	97.6
2027	37.0	56.3	93.3	6.6	99.9
2028	39.0	58.7	97.7	4.5	102.2
2029	41.0	61.3	102.3	2.1	104.5
2030	43.0	64.0	107.0	0.0	107.0

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Federal Home Loan Bank Program

As of September 30, 2020, the FHLB advances are $627 million run off over 4 years and are modeled together with the FA block for inforce business and across all annuity lines for future business. The average yield on the existing FHLB advances is 2.99% with an average borrowing cost of 1.85%. The model assumes new FHLB advances will continue at approximately $600 million for the first ten projection years, then run off as a constant percent of reserves in years 11+ for inforce business. For new business, FHLB is modeled as a constant percentage of reserves. The new FHLB advances are modeled separately and earn a net spread of 128 bps based on current market conditions. The derivation of the spread is summarized in the Appendix A.

Interest Maintenance Reserve (“IMR”)

FBL has $16.5 million of IMR balance as of September 30, 2020 which is allocated to the line of business projections and the balances are runoff according to the statement schedule. Projected capital gains and capital losses are capitalized into IMR with losses subject to the maximum allowed based on available positive IMR.

REtained assets and other deposit funds

FBL has $183.5 million of retained asset balance, called Living Traditions Account (“LTA”), and $1.9 million of premium deposit fund balance as of September 30, 2020. The balance is assumed to remain relatively level based on discussions with FBL.  Since new business sales are only assumed for 10 years, we have assumed LTA balances are projected to remain level while new business is sold and then runoff assuming a 5% lapse rate per year for the rest of the projection period.  Credited rates are assumed to be 75bps throughout consistent with the current credited rates on LTA.

Statutory Surplus Levels, Cost of Required Capital, and Risk Based Capital

The approach used to project yearly profits underlying the present values reflects an assumption that all future earnings are paid out as reported. Included in this calculation is a provision for the minimum level of statutory net worth required to continue favorable regulator and rating agency treatment. Tables II and III provide a projection of capital and surplus levels assuming all statutory earnings are paid out in excess of the funds required to maintain a 350% NAIC RBC Company Action Level (“CAL”) ratio.

The cost of retaining capital to support the ongoing insurance operations will depend on: a) the level of capital believed necessary for the risks inherent in the insurance operations of FBL and to achieve desired ratings from various rating agencies; and b) the differential between the rate of return realized on retained capital and a buyer’s desired rate of return for an acquisition. The cost of capital based on maintaining 350% CAL in FBL is provided for in Tables I-III. The detailed factors used to develop projected required capital are summarized in Appendix A.

The cost of capital calculation reflects an assumption that 10% of required capital is funded by an admitted deferred tax asset for FBL which is approximately the percentage of capital that FBL currently admits.

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Federal Income Taxes

The actuarial appraisal values summarized in Table I have been adjusted for the effect of Federal income taxes, assuming a 21% tax rate. In evaluating the potential effect of taxes on value, one should consider:

a)	Differences between tax and statutory reserves;

b)	Impact of the DAC proxy tax; and

c)	Other differences between tax and statutory amounts.

For purposes of this analysis, we have projected taxes as 21% of statutory income, adjusted as described below.

▪	The actual statutory reserve exceeds the actual tax reserve, gross of net deferred premium, as of September 30, 2020 by approximately $247 million prior to subtracting the 807(d) amount which is required to run off over eight years, starting January 1, 2018 as required under the 2017 Tax Cuts and Jobs Act. The outstanding balance for 807(d) as of September 30, 2020 is $49 million and is scheduled to run down to the end of 2025.

▪	In addition, there are 807(f) balances (i.e. prior year basis changes that are brought into taxable income over time) of $2.6 million as of September 30, 2020 and are scheduled to run off to zero by the end of 2027. The 807(f) amortization will increase taxable income during this period.

▪	The impact of Deferred Acquisition Cost (“DAC”) proxy tax is based on the establishment of an asset for purposes of calculating taxable income equal to 9.20% of life and 2.09% of non-qualified annuity direct premiums and reinsurance net cashflow (including retained LTC). The resulting tax asset is assumed to be amortized over 15 years. Also included is the amortization of the existing DAC proxy tax balance of $167 million as of September 30, 2020.

▪	Dividend received deduction (“DRD”) of 10 bps of VA and VUL separate account assets is assumed throughout based on FBL’s current tax deductions.

Sensitivity Analysis of Components of Value

We have analyzed the sensitivity of actuarial appraisal values on the inforce business to changes in certain assumptions, as follows:

1)	Additional 25 bps investment income in all years, with no change to credited rates.

2)	The mortality in this report takes a long term view and the assumptions do not reflect any increase to mortality due to COVID 19. As a sensitivity to reflect the potential impact to mortality due to COVID 19, the assumed mortality rate is increased by 10% for the first projection year.

3)	5% decrease in mortality for life products in all years.

4)	20% increase in lapse rates in all years (increase only during level period for level term business).

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5)	20% decrease in lapse rates in all years (decrease only during level period for level term business).

6)	100% shock lapse at the end of the level period on level term business

7)	25% lower unit expense. No change to excess expense.

8)	Cost of capital based on 300% RBC for FBL

Results are summarized below.

FBL Inforce Business Sensitivity Analysis (after tax, after cost of capital, $ in millions)
		DISCOUNT RATE
Sensitivity Test		7%	8%	9%	10%
Baseline		$646.4	$574.1	$511.0	$455.4
Impact of:
1)	Additional 25 bp investment income	$144.3	$132.5	$122.5	$113.8
2)	10% increase in mortality first projection year	(8.0)	(8.0)	(7.9)	(7.9)
3)	5% reduction in mortality	51.1	46.5	42.6	39.3
4)	20% increase in lapse rate	(30.0)	(23.3)	(18.0)	(13.8)
5)	20% decrease in lapse rate	88.2	70.6	56.9	46.1
6)	100% shock lapse on level term	(56.0)	(49.1)	(43.4)	(38.7)
7)	25% reduction in unit expense	78.5	72.0	66.4	61.6
8)	300% RBC	23.7	26.3	28.6	30.6

In addition, we have analyzed the impact of changes in the interest environment on the inforce business. Assumptions underlying the interest environment sensitivities are consistent with the baseline projections. Results are shown in the following table.

FBL Inforce Business Interest Rate Sensitivities Impact on Appraisal Values (after tax and after cost of capital, $ in millions)
	DISCOUNT RATE
Scenario	7%	8%	9%	10%
Baseline Value – Forward Curve	$646.4	$574.1	$511.0	$455.4
Impact of:
Level Yield Curve	$(83.7)	$(71.1)	$(61.0)	$(52.8)
Rates increase .25% per year for 10 years, then level	124.6	103.3	86.6	73.3
Rates increase .5% per year for 5 years, then decrease .5% per year for 5 years, then level	36.8	36.3	35.3	34.0
Rates increase 1.5% immediately	121.9	106.4	93.7	83.2
Rates fall .25% per year for 10 years, then level	(111.3)	(95.0)	(82.0)	(71.4)
Rates fall .5% per year for 5 years, then rise .5% per year for 5 years, then level	(105.0)	(90.1)	(78.1)	(68.2)
Rates fall 1.5% immediately	(111.5)	(95.3)	(82.2)	(71.6)

Under the interest rate scenarios, the yield curve is assumed to move as described above, without any adjustments for the forward yield curve. When rates fall, the maximum downward shift for any maturity period is one-half the November 6, 2020 five year Treasury rate.

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Section III – Development of Adjusted Statutory Book Value

A summary of the development of Adjusted Statutory Book Value for FBL as of September 30, 2020 is provided in the table below.

FBL Development of Adjusted Statutory Book Value As of September 30, 2020 ($ in millions)
Component Of Value	FBL	Greenfields	Total
Statutory Capital and Surplus	$630.3	$8.8	$639.1
Consolidating Adjustment	(8.8)	0.0	(8.8)
Asset Valuation Reserve	62.8	0.0	62.8
Removal of Deferred Tax Asset	(63.8)	(0.0)	(63.8)
Non Admitted Assets @50%	20.3	0.1	20.4
Mark-to-Market on Surplus Assets (after-tax)*			44.7
Total ABV			$694.4

* Mark-to-market as of September 30, 2020.

The items included in Adjusted Statutory Book Value are described below.

1)	Statutory capital & surplus and AVR reflect the reported amounts as of September 30, 2020.

2)	The admitted portion of the deferred tax asset is deducted from Adjusted Book Value because the line of business projections reflect actual taxes.

3)	Statutory non-admitted assets mostly consist of prepaid pension contributions and have been included at 50% of the statement value.

4)	An adjustment is reflected in the Adjusted Book Value for the $44.7 million of the after-tax mark-to-market on assets as of September 30, 2020 backing capital and surplus.

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Section IV – Line of Business Overview

Life Business

The following table provides a summary of the modeled FBL life inforce business by product line.

FBL Life business Inforce on Modeled Business as of September 30, 2020 ($ in millions)
Line of Business	Direct Insurance Inforce	Direct Statutory Reserves	Policy Count
Level Term	$44,848.3	$405.1	164,778
Whole Life	8,046.7	1,335.7	208,411
Universal Life	5,681.3	987.2	54,553
Indexed Universal Life	2,692.3	103.4	19,923
Variable Universal Life	3,979.2	169.7	34,136

Term Business

Choice Term Series

The Choice Term product series consists of 10, 15, 20, and 30-year level term insurance products, with an annual renewable term (“ART”) premium scale following the level term period (“LTP”). The products are based on a five class underwriting system, with two smoker classes and three non-smoker classes. Sales for these products began in 2004 and they are the primary Term life product series, comprising approximately 95% of total level term face amount currently in-force. The product series has various generations of premium rates which are utilized to reflect changes resulting from competitive market conditions since the products were first marketed. Approximately 96% of the block is within the LTP as of 9/30/2020. The products have generally no cash value; however, some of the policies have a return of premium (“ROP”) feature which returns the cumulative paid premium in the form of an endowment.

Other Term

Other term products include ART, 10, 15, 20, and 30-year level term insurance products. There are also products with a 10-year renewable LTP, customized level term periods, and increasing term life products. The products are based on a variety of underwriting systems, with two, three, four and five class underwriting systems being utilized. FBL began sales of the increasing term life product in 2018, which allows for scheduled increases of the initial face amount on the first five anniversaries, with premium increases as the face amount increases.

FBL cedes excess mortality risk using Yearly Renewable Term (“YRT”) reinsurance with retention limits. The retention limit has varied over time and is $1.0 million as of September 30, 2020 for issue ages less than 65 and $0.75 million for issue ages greater than 65 for all term products.

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Summaries of the Term distribution are provided as follows:

FBL TERM BUSINESS BY RISK CLASS
DIRECT AMOUNTS AS OF SEPTEMBER 30, 2020
($ IN MILLIONS)

Block	Risk Class	Total Face Amount	% of Face Amount
Term	Preferred Non-Smoker	$6,027.4	13.4%
	Preferred Smoker	666.6	1.5
	Standard Non-Smoker	26,129.7	58.3
	Standard Smoker	2,377.3	5.3
	Super-Preferred Non-Smoker	9,606.3	21.4
	Aggregate	40.9	0.1
Total Actual		$44,848.3	100.0%

FBL TERM BUSINESS BY ISSUE AGE
DIRECT AMOUNTS AS OF SEPTEMBER 30, 2020
($ IN MILLIONS)

Block	Issue Age	Total Face Amount	% of Face Amount
Term	0-29	$12,242.3	27.3%
	30-39	17,538.5	39.1
	40-49	9,684.0	21.6
	50-59	4,534.2	10.1
	60-69	804.2	1.8
	70+	45.0	0.1
Total Actual		$44,848.3	100.0%

FBL TERM BUSINESS BY ISSUE YEAR
DIRECT AMOUNTS AS OF SEPTEMBER 30, 2020
($ IN MILLIONS)

Block	Issue Year	Total Face Amount	% of Face Amount
Term	<=2005	$3,987.7	8.9%
	2006	1,155.2	2.6
	2007	1,526.8	3.4
	2008	1,776.5	4.0
	2009	2,506.7	5.6
	2010	2,162.5	4.8
	2011	2,652.3	5.9
	2012	2,775.2	6.2
	2013	3,156.6	7.0
	2014	3,170.7	7.1
	2015	3,266.2	7.3
	2016	3,126.5	7.0
	2017	3,490.8	7.8
	2018	3,664.0	8.2
	2019	3,792.7	8.5
	2020	2,637.8	5.9
Total Actual		$44,848.3	100.0%

FBL TERM BUSINESS
DIRECT AMOUNTS AS OF SEPTEMBER 30, 2020
($ IN MILLIONS)

Block	Level Term Period	Total Face Amount	% of Face Amount
Term	ART	$1,471.1	3.3%
	5-year Term	0.3	0.0
	10-year Term	7,362.4	16.4
	15-year Term	3,615.0	8.1
	20-year Term	21,371.1	47.7
	30-year Term	10,706.3	23.9
	Custom	322.2	0.7
Total Actual		$44,848.3	100.0%

FBL TERM BUSINESS BY GENDER
DIRECT AMOUNTS AS OF SEPTEMBER 30, 2020
($ IN MILLIONS)

Block	Gender	Total Face Amount	% of Face Amount
Term	F	$16,795.5	37.4%
	M	28,052.8	62.6
Total Actual		$44,848.3	100.0%

Whole Life Business

Whole life business consists primarily of dividend paying, participating life insurance policies which provide benefits for the life of the insured if premiums are paid. The business consists of traditional life insurance products, including WL plans, limited pay plans, endowments and paid-up plans. The products are available with a variety of premium payment options with single premium, 10 pay, 15 pay, paid up at 65 and lifetime pay being the most common. Participating policyholders have the option to purchase additional life insurance by applying their dividends to purchase paid-up additions, deposit dividends in a dividend accumulation account or receive dividends in cash. The dividends for the participating block are set by FBL and determined according to the overall performance of the participating life block. Policies issued prior to 2000 generally have a two class underwriting system or an aggregate non-smoker distinct class. Policies issues after 2000 generally follow a five class underwriting system with two smoker classes and three non-smoker classes. Current sales and new business modeled for WL business are in a non-participating plan which was introduced in 2019. Reinsurance on WL business is not modeled due to immateriality.

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Summaries of the WL distributions are as follows:

FBL WL Life Business
Direct Amounts as of September 30, 2020
($ in millions)

Block	Gender	Total Face Amount	% of Face Amount
WL	F	$3,293.3	40.9%
	M	4,753.5	59.1
Total Actual		$8,046.7	100.0%

FBL WL Life Business
Direct Amounts as of September 30, 2020
($ in millions)

Block	Risk Class	Total Face Amount	% of Face Amount
WL	Preferred Non-Smoker	$885.1	11.0%
	Preferred Smoker	85.6	1.1
	Standard Non-Smoker	5,164.7	64.2
	Standard Smoker	810.3	10.1
	Super-Preferred Non-Smoker	673.9	8.4
	Aggregate	427.1	5.3
Total Actual		$8,046.7	100.0%

FBL WL Life Business
Direct Amounts as of September 30, 2020
($ in millions)

Block	Issue Year	Total Face Amount	% of Face Amount
WL	<=2005	$3,193.4	39.7%
	2006	391.1	4.9
	2007	384.8	4.8
	2008	351.2	4.4
	2009	336.9	4.2
	2010	317.9	4.0
	2011	381.7	4.7
	2012	443.8	5.5
	2013	380.6	4.7
	2014	336.4	4.2
	2015	330.2	4.1
	2016	283.9	3.5
	2017	239.5	3.0
	2018	240.3	3.0
	2019	266.7	3.3
	2020	168.4	2.1
Total Actual		$8,046.7	100.0%

FBL WL Life Business
Direct Amounts as of September 30, 2020
($ in millions)

Block	Issue Age	Total Face Amount	% of Face Amount
WL	0-29	$3,898.9	48.5%
	30-39	1,952.5	24.3
	40-49	1,190.6	14.8
	50-59	684.8	8.5
	60-69	263.4	3.3
	70+	56.4	0.7
Total Actual		$8,046.7	100.0%

Universal Life Business

The UL business consists of fixed premium UL and flexible premium UL plans that offer permanent life insurance to policyholders. The block experienced increase in sales starting in 2008, with approximately 73% of the current face amount in-force being issued after 2008. The products include a combination of policy and premium loads, cost of insurance rates, and surrender charges. The guaranteed interest rate ranges between 2-4.50% for all products with majority of the block currently crediting the guaranteed rate.

FBL introduced flexible premium universal life with secondary guarantee products (“ULSG”) in 2008. ULSG products include specified premium and shadow fund designs. The specified premium provides a guarantee of no-lapse when the account value is zero given that the specified premium is paid. The shadow fund design provides a guarantee of no-lapse when the account value is zero given that the shadow fund is positive. The products include a combination of policy and premium loads, cost of insurance rates, and surrender charges. All ULSG products with lifetime guarantees have 19-year surrender charge periods.

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The UL policies issued after 2000 primarily follow a five class underwriting system and prior issues primarily follow a two class underwriting system.

Indexed Universal Life Business

FBL introduced flexible premium IUL products in 2015 with an indexed strategy that is based on the S&P500. The products include a fixed account and indexed account. The indexed account credits according to a 1-year Point-to-Point strategy and earns interest credits linked to the performance of S&P500. The indexed credit caps are based on the earned rate of the underlying asset portfolio and the option budget. The fixed account has a guaranteed rate of 1% and is credited the rate set by FBL. The products include a combination of policy and premium loads, cost of insurance rates, and surrender charges. The surrender charge period is 9-11 years.

Variable Universal Life Business

FBL introduced VUL business in the early 90s and discontinued sales in 2010. The products reflect a five class underwriting system with three nonsmoker classes and two smoker classes. Policyholders can choose to invest in both fixed and separate account funds. The products include a combination of policy and premium loads, mortality and expense risk charges, cost of insurance rates, and surrender charges. Surrender charge periods range from zero to six years.

FBL cedes excess mortality risk using Yearly Renewable Term (“YRT”) reinsurance with retention limits. As of September 30, 2020, the YRT reinsurance has retention limits of $1.0 million for issue ages less than 65 and $0.75 million for issue ages greater than 65 for all Interest Sensitive Life (“ISL”) business. Reinsurance on VUL is modeled due to immateriality.

Summaries of the UL and VUL distributions are as follows:

FBL UL and VUL Inforce Summary
Direct Amounts as of September 30, 2020
($ in millions)
Block	Gender	Total Face Amount	% of Face Amount
UL & VUL	F	$4,864.0	39.4%
	M	7,488.8	60.6
Total Actual		$12,352.8	100.0%

FBL UL and VUL Inforce Summary Direct Amounts as of September 30, 2020 ($ in millions)
Block	Risk Class	Total Face Amount	% of Face Amount
UL & VUL	Preferred Non-Smoker	$944.4	7.6%
	Preferred Smoker	101.5	0.8
	Standard Non-Smoker	9,262.8	75.0
	Standard Smoker	926.4	7.5
	Super-Preferred Non-Smoker	1,117.8	9.0
Total Actual		$12,352.8	100.0%

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FBL UL and VUL Inforce Summary
Direct Amounts as of September 30, 2020
($ in millions)
Block	Issue Year	Total Face Amount	% of Face Amount
UL & VUL	<=2005	$5,499.7	44.5%
	2006	234.8	1.9
	2007	227.4	1.8
	2008	345.4	2.8
	2009	343.8	2.8
	2010	366.8	3.0
	2011	419.5	3.4
	2012	529.6	4.3
	2013	478.7	3.9
	2014	359.5	2.9
	2015	348.5	2.8
	2016	473.1	3.8
	2017	637.1	5.2
	2018	794.7	6.4
	2019	811.7	6.6
	2020	482.5	3.9
Total Actual		$12,352.8	100.0%

FBL UL and VUL Inforce Summary Direct Amounts as of September 30, 2020 ($ in millions)
Block	Issue Age	Total Face Amount	% of Face Amount
UL & VUL	0-29	$3,921.9	31.7%
	30-39	3,047.5	24.7
	40-49	2,439.1	19.7
	50-59	1,779.9	14.4
	60-69	922.8	7.5
	70+	241.7	2.0
Total Actual		$12,352.8	100.0%

FBL UL and VUL Inforce Summary
Direct Amounts as of September 30, 2020
($ in millions)
Product	Total Face Amount	% of Face Amount
UL Non-SG	$3,726.2	30.2%
UL Lifetime SG	1,955.1	15.8
IUL	2,692.3	21.8
VUL	3,979.2	32.2
Total Actual	$12,352.8	100.0%

Annuity Business

The following table provides a summary of the annuity business inforce by product line.

FBL Annuity business inforce on modeled business as of September 30, 2020 ($ in millions)
Block	Policy Count	Account Value	Cash Value (MVA)	MVA	Statutory Reserve	Tax Reserve
FA	43,474	$3,239.4	$3,215.8		$3,218.5	$3,218.5
FIA	7,929	821.0	773.9		811.8	811.8
VA	9,316	566.5	566.5		566.5	566.5
SPIA	8,770				411.5	393.7
SSA	769				42.4	39.3
FBL Total	70,258	$4,626.9	$4,556.2		$5,050.7	$5,029.8

Fixed Annuity Business

The FA business consists of individual and group annuities.

Individual Annuities

This business is made up of single premium (SPDA) and flexible premium (FPDA) products. About 14% of the account value inforce is crediting interest on a new money basis, and the remainder is credited on a portfolio basis. Approximately 86% of the account value is currently being credited interest at the contract minimum rate.

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Surrender charge periods range from 4 years to 10 years, with approximately 77% of the account value beyond the surrender charge period. Many contracts offer penalty-free withdrawals of 10% per year.

The current-selling products are the Select IV MYGA SPDA (new money) and the Select IV Portfolio 6 and Portfolio 10 FPDAs.

Group Annuities

The group annuities include:

▪	Deposit administration funds, used by FBL to fund retirement benefits for employees who have not yet retired, and

▪	Retirement accounts.

Summaries for the FA distributions are as follows:

FBL FA Business by Issue Age
as of September 30, 2020
($ in Millions)
		% of Total
	Account	Account
Issue Age	Value	Value
0-29	$86.6	3.7%
30-39	200.5	8.5
40-49	342.9	14.6
50-59	551.6	23.5
60-69	634.5	27.0
70+	533.6	22.7
Total	$2,349.7	100.0%

FBL FA Business by Gender
as of September 30, 2020
($ in Millions)
		% of Total
	Account	Account
Gender	Value	Value
F	$1,124.4	47.9%
M	1,225.3	52.1%
Total	$2,349.7	100.0%
FBL FA Business by Issue Year
as of September 30, 2020
($ in Millions)
		% of Total
	Account	Account
Issue Year	Value	Value
1967-2000	$742.4	31.6%
2001	57.4	2.4
2002	151.6	6.5
2003	139.8	5.9
2004	146.0	6.2
2005	56.0	2.4
2006	44.6	1.9
2007	45.5	1.9
2008	88.5	3.8
2009	56.1	2.4
2010	63.4	2.7
2011	87.8	3.7
2012	87.5	3.7
2013	62.8	2.7
2014	61.3	2.6
2015	64.6	2.8
2016	77.2	3.3
2017	75.2	3.2
2018	115.2	4.9
2019	92.0	3.9
2020	34.7	1.5
Total	$2,349.7	100.0%

Fixed Indexed Annuity Business

FBL sells single premium and flexible premium versions of FIA. Interest crediting options include a fixed interest rate and two indexed crediting strategies – an annual point-to-point or a monthly averaging strategy, based on the S&P 500 and subject to a cap. The recently introduced Agility 6 is a single premium indexed annuity with a two-year point-to-point strategy.

Actuarial Appraisal of Farm Bureau Life Insurance Company and Insurance Subsidiaries As of September 30, 2020	19

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With the exception of the Agility 6 and flexible premium FIA contracts sold from 2005 to 2008, a guaranteed lifetime withdrawal benefit (GLWB) is automatically included in the contract at issue. The policyholder may choose to initiate (“activate”) the rider subject to account value and age minimums. Upon activation, the benefit base begins accumulating (roll up) on a simple interest basis for up to 20 years. For contracts issued prior to February 2020, the roll-up rate is 6 or 7%, depending on the product. Contracts issued after February have a 4% roll up. In addition, rider charges begin to be deducted from the account value at activation.

As of September 30, 2020, about 77% of the account value inforce was in contracts that had activated the rider.

Summaries for the FIA distributions are as follows:

FBL FIA Business by Issue Age
as of September 30, 2020
($ in Millions)
		% of Total
	Account	Account
Issue Age	Value	Value
0-29	$0.9	0.1%
30-39	10.6	1.3
40-49	55.3	6.7
50-59	215.9	26.3
60-69	381.6	46.5
70+	156.6	19.1
Total	$821.0	100.0%

FBL FIA Business by Gender
as of September 30, 2020
($ in Millions)
		% of Total
	Account	Account
Gender	Value	Value
F	$376.1	45.8%
M	444.9	54.2
Total	$821.0	100.0%

FBL FIA Business by Issue Year
as of September 30, 2020
($ in Millions)
		% of Total
	Account	Account
Issue Year	Value	Value
2005	$1.5	0.2%
2006	3.8	0.5
2007	1.4	0.2
2008	0.0	0.0
2012	1.9	0.2
2013	29.1	3.5
2014	75.7	9.2
2015	89.4	10.9
2016	128.5	15.6
2017	121.6	14.8
2018	164.1	20.0
2019	138.3	16.8
2020	65.8	8.0
Total	$821.0	100.0%

Variable Annuity Business

FBL stopped selling VA in 2010 and discontinued new sales with their variable alliance partners in 2011. The company continues to receive some new premiums on the existing block. All of the VA business is out of the surrender charge period.

The separate account options consist of five categories: large-cap, medium-cap, and small-cap equity funds as well as balanced and bond funds. There is also a general account option, which is currently crediting interest at the guaranteed minimum rate of 3.00%. As of September 30, 2020, approximately 39% of account value was in the general account, 30% in large-cap equity fund, 9% each in mid-cap, balanced, and bond funds, and 4% in small-cap funds.

All of the contracts have a return of premium death benefit. Some contracts also have a maximum anniversary value death benefit, an incremental death benefit that provides for an additional death benefit amount equal to a portion of the gain in the contract, and/or a guaranteed income benefit. In the earliest version of the product, some combination of these additional benefits were automatically included at no additional charge. Newer product versions offered these benefits for an additional charge.

Actuarial Appraisal of Farm Bureau Life Insurance Company and Insurance Subsidiaries As of September 30, 2020	20

Milliman client Report

Under a coinsurance and modified coinsurance agreement, FBL assumes 100% of the variable annuity general account risk on a coinsurance basis and 100% of the variable annuity separate account risk on a modified coinsurance basis for a block of business from EquiTrust Life Insurance Company. The ceding company holds the separate account reserve under the modified coinsurance agreement. FBL also assumes a small block of variable annuities from Modern Woodmen of America and Country Investors Life Assurance Company via modified coinsurance agreement.

Summaries for the VA distributions are as follows:

FBL VA Business by Issue Age
as of September 30, 2020
($ in Millions)
		% of Total
	Account	Account
Issue Age	Value	Value
0-29	$37.2	6.6%
30-39	122.5	21.7
40-49	176.9	31.4
50-59	147.1	26.1
60-69	63.1	11.2
70+	17.1	3.0
Total	$564.0	100.0%

FBL VA Business by Gender
as of September 30, 2020
($ in Millions)
`		% of Total
	Account	Account
Gender	Value	Value
F	$202.7	35.9%
M	361.3	64.1
Total	$564.0	100.0%

FBL VA Business by Issue Year
as of September 30, 2020
($ in Millions)
		% of Total
	Account	Account
Issue Year	Value	Value
1994	$8.3	1.5%
1995	3.3	0.6
1996	25.9	4.6
1997	14.5	2.6
1998	21.6	3.8
1999	38.1	6.8
2000	53.3	9.5
2001	36.9	6.5
2002	60.8	10.8
2003	39.1	6.9
2004	36.8	6.5
2005	53.9	9.6
2006	45.1	8.0
2007	49.2	8.7
2008	29.8	5.3
2009	25.4	4.5
2010	21.6	3.8
2011	0.0	0.0
2012	0.1	0.0
2013	0.1	0.0
Total	$564.0	100.0%

SPIA/SSA/Supplementary Contracts

SPIA contracts include certain only or certain and life contingent single premium immediate annuities in which the annuitant receives a series of regular income payments in return of a single premium. SSA contracts are comprised of contracts with periodic and lump sum payments in the form of certain only annuities or certain and life annuities. Supplementary contracts (“SC”) are contracts resulting from annuitizations of deferred annuity policies and include certain only or certain and life contingent payouts.

Life and Annuity Summary of Models and Key Assumptions

The FBL business was modeled based on the seriatim inforce policies provided by FBL. The models were constructed to reflect the main characteristics of the inforce business. The key assumptions underlying the projections are outlined below. Detailed summaries of the models and assumptions are provided in the Appendices. Assumptions are based on company experience, our knowledge of industry experience and anticipated future trends as well as considerations of company internal assumptions.

Actuarial Appraisal of Farm Bureau Life Insurance Company and Insurance Subsidiaries As of September 30, 2020	21

Milliman client Report

1)	Mortality assumptions for life insurance business are based on the historical experience of the business and our expectations for industry trends. Future mortality improvement is reflected for twenty years.

2)	Lapse assumptions are based on a review of the Company's internal study and industry trends.

3)	The partial withdrawal assumption is based on the Company’s experience.

4)	Assumptions for acquisition expenses are based on FBL’s current pricing cost. Assumptions for maintenance expenses are based on expected long term unit costs of FBL.

5)	Investment income reflects a run-off of the existing asset portfolios and strategies for new investments provided by FBL and the November 6, 2020 forward curve.

6)	Credited rates upon renewal are based on the recent rate setting activities as provided by FBL.

7)	Third party reinsurance reflects treaty terms where material.

Actuarial Appraisal of Farm Bureau Life Insurance Company and Insurance Subsidiaries As of September 30, 2020	22

Milliman client Report

Appendix A – Asset and Investment Assumptions

Asset Portfolio as of SEPTEMBER 30, 2020

A summary of the modeled invested assets is shown below. FHLB assets are summarized in the FHLB section below. The yields on tax-exempt municipal bonds are shown below are adjusted to tax equivalent yield based on an assumption that 30% of the income is taxable at 21% tax rate. In the model, tax-exempt municipal bonds are modeled with actual yield and 30% of the income is included in taxable investment income.

FBL –  fixed deferred annuities

Summary of Modeled Assets

As of SEPTEMBER 30, 2020
($ in millions)

				Coupon	Book	Market
	Par	Book	Market	Rate	Yield	Yield
Asset Type	Value	Value	Value	(AnnEff)	(AnnEff)	(AnnEff)
Public Bond	$956.5	$989.2	$1,114.2	5.51%	5.06%	2.94%
Private Bond	85.9	86.1	97.6	4.31	4.28	2.33
Government	-	-	-	0.00	0.00	0.00
Preferred Stock	55.7	56.3	58.2	5.83	5.76	5.55
Passthrough	2.5	2.5	2.9	5.32	5.12	1.00
CLO	117.2	116.9	114.8	3.51	3.55	3.79
ABS	156.1	150.1	154.8	2.87	4.01	3.08
CMBS	363.9	340.6	390.7	3.16	3.93	2.18
CMO	292.5	280.6	309.5	3.36	4.23	2.05
Tax Exempt Municipal	206.7	205.9	221.8	4.83	4.89	3.12
Mortgage Loan	505.4	505.7	546.6	4.62	4.59	3.03
TOTAL	$2,742.5	$2,734.0	$3,010.9	4.48%	4.60%	2.85%

FBL – Fixed Indexed ANNUITIES

Summary of Modeled Assets

As of SEPTEMBER 30, 2020
($ in millions)

				Coupon	Book	Market
	Par	Book	Market	Rate	Yield	Yield
Asset Type	Value	Value	Value	(AnnEff)	(AnnEff)	(AnnEff)
Public Bond	$343.5	$351.0	$408.8	4.65%	4.44%	3.06%
Private Bond	25.5	25.7	28.9	3.95	3.86	2.67
Government	-	-	-	0.00	0.00	0.00
Preferred Stock	1.0	1.0	0.9	3.65	3.68	4.11
Passthrough	2.9	3.3	3.3	3.01	2.30	2.37
CLO	25.6	25.6	25.2	4.07	4.10	4.31
ABS	30.9	29.6	31.1	3.21	4.36	3.25
CMBS	192.7	178.8	205.7	3.05	3.83	2.32
CMO	44.5	42.1	46.4	2.94	4.12	1.35
Tax Exempt Municipal	78.6	77.8	84.3	4.16	4.25	3.37
Mortgage Loan	38.9	38.9	41.2	4.19	4.19	3.25
TOTAL	$784.0	$773.9	$875.8	3.98%	4.20%	2.86%

* $25.8 million of cash was included to support initial reserves.

Appendix A – Asset and Investment Assumptions	A-1

Milliman client Report

FBL – immediate ANNUITIES (incl.  supp.  contracts)

Summary of Modeled Assets

As of SEPTEMBER 30, 2020
($ in millions)

				Coupon	Book	Market
	Par	Book	Market	Rate	Yield	Yield
Asset Type	Value	Value	Value	(AnnEff)	(AnnEff)	(AnnEff)
Public Bond	$185.5	$189.7	$214.8	5.13%	4.86%	2.92%
Private Bond	4.1	4.1	4.6	4.29	4.28	1.86
Government	-	-	-	0.00	0.00	0.00
Preferred Stock	2.0	2.0	2.0	4.42	4.43	4.49
Passthrough	0.1	0.1	0.1	5.19	5.07	1.39
CLO	9.3	9.2	9.3	3.52	3.55	3.55
ABS	29.2	28.6	30.1	3.52	4.47	3.21
CMBS	46.2	42.3	49.3	2.97	3.89	2.20
CMO	46.2	44.6	48.3	3.67	4.49	1.88
Tax Exempt Municipal	44.8	44.6	49.1	5.18	5.22	3.44
Mortgage Loan	13.0	13.2	14.1	5.94	5.42	2.70
TOTAL	$380.2	$378.4	$421.6	4.55%	4.70%	2.80%

* $0.8 million of cash was included to support initial reserves.

FBL –Variable Annuities

Summary of Modeled Assets

As of SEPTEMBER 30, 2020

($ in millions)

				Coupon	Book	Market
	Par	Book	Market	Rate	Yield	Yield
Asset Type	Value	Value	Value	(AnnEff)	(AnnEff)	(AnnEff)
Public Bond	$119.7	$123.7	$142.7	5.29%	4.91%	3.09%
Private Bond	7.6	7.6	8.2	4.69	4.69	1.72
Government	-	-	-	0.00	0.00	0.00
Preferred Stock	5.0	5.0	5.2	5.76	5.76	5.54
Passthrough	0.1	0.1	0.1	5.62	3.97	0.71
CLO	1.0	1.0	1.0	2.76	2.76	2.86
ABS	4.2	4.3	4.5	4.44	4.33	3.14
CMBS	28.2	25.8	30.0	3.03	3.90	2.22
CMO	21.8	21.5	23.4	3.45	3.97	2.17
Tax Exempt Municipal	18.2	18.1	19.4	4.59	4.65	3.67
Mortgage Loan	2.9	2.9	3.1	4.87	4.87	3.18
TOTAL	$208.7	$209.9	$237.5	4.68%	4.65%	2.95%

* $5.2 million of cash was included to support initial reserves.

Appendix A – Asset and Investment Assumptions	A-2

Milliman client Report

FBL – traditional life (WL)

Summary of Modeled Assets

As of SEPTEMBER 30, 2020

($ in millions)

				Coupon	Book	Market
	Par	Book	Market	Rate	Yield	Yield
Asset Type	Value	Value	Value	(AnnEff)	(AnnEff)	(AnnEff)
Public Bond	$1,039.2	$1,053.5	$1,312.1	5.66%	5.47%	3.11%
Private Bond	36.8	36.8	44.4	4.37	4.36	2.80
Government	-	-	-	0.00	0.00	0.00
Preferred Stock	9.4	8.4	10.0	8.56	9.57	7.98
Passthrough	1.7	1.6	1.7	5.27	5.65	4.16
CLO	-	-	-	0.00	0.00	0.00
ABS	0.4	0.4	0.4	4.63	4.61	3.55
CMBS	86.3	80.9	94.2	3.73	4.43	2.63
CMO	20.5	20.4	22.6	5.10	5.21	3.39
Tax Exempt Municipal	108.3	106.0	114.8	4.53	4.72	3.03
Mortgage Loan	210.4	210.5	228.9	4.61	4.59	3.26
Alternative	$41.3	$41.3	$41.3	8.00%	8.00%	8.00%
TOTAL	$1,554.4	$1,560.0	$1,870.5	5.37%	5.31%	3.23%

FBL - Term

Summary of Modeled Assets

As of SEPTEMBER 30, 2020

($ in millions)

				Coupon	Book	Market
	Par	Book	Market	Rate	Yield	Yield
Asset Type	Value	Value	Value	(AnnEff)	(AnnEff)	(AnnEff)
Public Bond	$209.3	$216.2	$256.6	5.01%	4.71%	3.21%
Private Bond	2.7	2.7	3.0	3.66	3.64	2.64
Government	-	-	-	0.00	0.00	0.00
Preferred Stock	2.0	2.0	2.0	4.96	4.96	4.87
Passthrough	0.3	0.3	0.3	5.08	5.40	4.46
CLO	1.5	1.5	1.5	2.76	2.76	2.86
ABS	4.9	5.0	5.5	4.67	5.21	3.35
CMBS	49.5	46.0	53.8	3.22	3.93	2.51
CMO	15.6	15.3	17.1	3.62	4.28	2.03
Tax Exempt Municipal	60.7	60.3	65.1	4.59	4.65	3.26
Mortgage Loan	11.7	11.7	12.7	4.41	4.41	3.05
TOTAL	$358.2	$360.9	$417.5	4.59%	4.57%	3.08%

Appendix A – Asset and Investment Assumptions	A-3

Milliman client Report

FBL – UL

Summary of Modeled Assets

As of SEPTEMBER 30, 2020
($ in millions)

				Coupon	Book	Market
	Par	Book	Market	Rate	Yield	Yield
Asset Type	Value	Value	Value	(AnnEff)	(AnnEff)	(AnnEff)
Public Bond	$693.1	$706.2	$856.1	5.30%	5.12%	3.31%
Private Bond	28.5	28.3	32.6	4.34	4.43	2.94
Government	1.0	1.0	1.0	8.04	5.70	0.22
Preferred Stock	-	-	-	0.00	0.00	0.00
Passthrough	1.4	1.4	1.5	5.25	5.71	4.94
CLO	10.3	10.2	10.1	3.38	3.45	3.63
ABS	12.4	12.2	12.4	4.07	4.69	4.08
CMBS	68.6	64.1	74.8	3.47	4.15	2.63
CMO	11.7	10.9	13.0	3.29	4.35	2.13
Tax Exempt Municipal	90.4	89.0	96.2	4.51	4.67	3.26
Mortgage Loan	183.6	183.6	198.8	4.58	4.58	3.15
Alternative	$20.8	$20.8	$20.8	8.00%	8.00%	8.00%
TOTAL	$1,121.8	$1,127.8	$1,317.1	4.98%	4.95%	3.30%

FBL – VUL

Summary of Modeled Assets

As of SEPTEMBER 30, 2020
($ in millions)

				Coupon	Book	Market
	Par	Book	Market	Rate	Yield	Yield
Asset Type	Value	Value	Value	(AnnEff)	(AnnEff)	(AnnEff)
Public Bond	$91.0	$92.4	$107.5	5.12%	4.90%	3.33%
Private Bond	1.4	1.4	1.9	6.25	6.22	3.49
Government	-	-	-	0.00	0.00	0.00
Preferred Stock	1.0	1.0	0.9	3.65	3.65	4.11
Passthrough	1.0	0.9	1.0	5.26	5.56	3.64
CLO	4.5	4.5	4.3	3.17	3.17	3.67
ABS	5.6	5.9	6.5	4.51	4.36	3.00
CMBS	23.0	21.5	24.8	3.30	4.07	2.27
CMO	13.0	12.8	13.5	3.46	3.40	1.38
Tax Exempt Municipal	15.7	15.5	17.1	4.33	4.47	3.08
Mortgage Loan	4.1	4.1	4.6	5.14	5.14	3.49
TOTAL	$160.2	$160.1	$182.1	4.57%	4.57%	3.02%

The model assumes adding in $41.3 million and $20.8 million of alternative assets supporting Perm and UL businesses would increase the yield by 7 bps and 6 bps, respectively. The extra yield is modeled through a reduction of investment expense.

Appendix A – Asset and Investment Assumptions	A-4

Milliman client Report

Assets Backing Surplus

The following table shows a summary of the assets assumed to back surplus.

FBL Summary of Asset Allocated to Surplus As of September 30, 2020 ($ in millions)
	Book Value	Market Value	Mark-to-Market
Non-Modeled Corporate Assets	$264.8	$272.1	$7.3
Non-Modeled Other Assets	154.5	173.2	18.7
Modeled Assets Not Utilized	230.4	260.7	30.3
Total Asset Allocated to Surplus	$649.7	$706.0	$56.3
After-Tax Mark-to-Market			$44.5

Reinvestment Assumptions

The investment strategy assumes that positive cash flow would purchase fixed income securities according to the fixed proportion illustrated below. Spreads, shown in the following table, are consistent with corporate bond equivalent (semi-annual) yield. The spreads are based on market conditions as of November 6, 2020 and obtained from Bloomberg and other industry sources. FHLB reinvestments are summarized in the FHLB section below.

The strategies follow the current asset allocation for projection year 1-3 and switch to the long-term allocation starting in projection year 4. The yields on tax-exempt municipal bonds are shown below are adjusted to tax equivalent yield based on an assumption that 30% of the income is taxable at 21% tax rate. In the model, tax-exempt municipal bonds are modeled with actual yield and 30% of the income is included in taxable investment income

SHORT - VA, SCINLC
INVESTMENT STRATEGY SUMMARY FOR YEAR 1-3
AS OF 11/06/2020
							Gross	Gross			Net
						Gross	Yield	Yield	Investment	Expected	Yield
Asset Class	Rating	Allocation	Maturity	Duration	Treasury	Spread	(BEY)	(AEY)	Expenses	Defaults	(AEY)
ABS	A3	7.00%	3	2.93	0.21%	1.65%	1.86%	1.88%	0.11%	0.11%	1.66%
ABS	A3	18.00	5	4.77	0.36	1.79	2.15	2.17	0.11	0.11	1.95
MBS	A3	0.00	10	8.66	0.83	2.30	3.13	3.17	0.11	0.19	2.88
Municipal	A3	0.00	30	19.42	1.60	1.64	3.24	3.26	0.11	0.01	3.14
NAIC1-30 yr Corp	A3	0.00	30	20.66	1.60	1.14	2.74	2.75	0.11	0.15	2.49
NAIC2-5 yr Corp	BAA3	0.00	5	4.87	0.36	0.85	1.21	1.21	0.11	0.24	0.86
NAIC2-10 yr Corp	BAA3	0.00	10	9.07	0.83	1.28	2.11	2.12	0.11	0.28	1.73
NAIC2-30 yr Corp	BAA3	0.00	30	19.77	1.60	1.49	3.09	3.11	0.11	0.33	2.67
NAIC3-5 yr Corp	BA3	25.00	5	4.67	0.36	2.78	3.14	3.17	0.11	1.50	1.56
FHLB-3yr ABS	A3	0.00	3	2.92	0.21	2.00	2.21	2.23	0.11	0.11	2.01
Emerging Market	BAA3	35.00	10	8.66	0.83	2.30	3.13	3.15	0.11	0.28	2.76
Commercial Mortgages	Baa2	15.00	10	8.72	0.83	2.16	2.99	3.03	0.23	0.18	2.62
Total		100.00%	7.36	6.57	0.58%	2.26%	2.85%	2.87%	0.13%	0.53%	2.22%

Appendix A – Asset and Investment Assumptions	A-5

Milliman client Report

SHORT - VA, SCINLC
INVESTMENT STRATEGY SUMMARY FOR YEAR 4+
AS OF 11/06/2020
							Gross	Gross			Net
						Gross	Yield	Yield	Investment	Expected	Yield
Asset Class	Rating	Allocation	Maturity	Duration	Treasury	Spread	(BEY)	(AEY)	Expenses	Defaults	(AEY)
ABS	A3	9.00%	3	2.93	0.21%	1.65%	1.86%	1.88%	0.11%	0.11%	1.66%
ABS	A3	25.00	5	4.77	0.36	1.79	2.15	2.17	0.11	0.11	1.95
MBS	A3	11.00	10	8.66	0.83	2.30	3.13	3.17	0.11	0.19	2.88
Municipal	A3	0.00	30	19.42	1.60	1.64	3.24	3.26	0.11	0.01	3.14
NAIC1-30 yr Corp	A3	0.00	30	20.66	1.60	1.14	2.74	2.75	0.11	0.15	2.49
NAIC2-5 yr Corp	BAA3	0.00	5	4.87	0.36	0.85	1.21	1.21	0.11	0.24	0.86
NAIC2-10 yr Corp	BAA3	0.00	10	9.07	0.83	1.28	2.11	2.12	0.11	0.28	1.73
NAIC2-30 yr Corp	BAA3	0.00	30	19.77	1.60	1.49	3.09	3.11	0.11	0.33	2.67
NAIC3-5 yr Corp	BA3	25.00	5	4.67	0.36	2.78	3.14	3.17	0.11	1.50	1.56
FHLB-3yr ABS	A3	0.00	3	2.92	0.21	2.00	2.21	2.23	0.11	0.11	2.01
Emerging Market	BAA3	15.00	10	8.66	0.83	2.30	3.13	3.15	0.11	0.28	2.76
Commercial Mortgages	Baa2	15.00	10	8.72	0.83	2.16	2.99	3.03	0.23	0.18	2.62
Total		100.00%	6.87	6.18	0.54%	2.21%	2.75%	2.78%	0.13%	0.50%	2.15%

INTERMEDIATE - TRADANNUITY, SCILC
INVESTMENT STRATEGY SUMMARY FOR YEAR 1-3
AS OF 11/06/2020
							Gross	Gross			Net
						Gross	Yield	Yield	Investment	Expected	Yield
Asset Class	Rating	Allocation	Maturity	Duration	Treasury	Spread	(BEY)	(AEY)	Expenses	Defaults	(AEY)
ABS	A3	2.00%	3	2.93	0.21%	1.65%	1.86%	1.88%	0.11%	0.11%	1.66%
ABS	A3	1.00	5	4.77	0.36	1.79	2.15	2.17	0.11	0.11	1.95
MBS	A3	8.00	10	8.66	0.83	2.30	3.13	3.17	0.11	0.19	2.88
Municipal	A3	9.00	30	19.42	1.60	1.64	3.24	3.26	0.11	0.01	3.14
NAIC1-30 yr Corp	A3	0.00	30	20.66	1.60	1.14	2.74	2.75	0.11	0.15	2.49
NAIC2-5 yr Corp	BAA3	0.00	5	4.87	0.36	0.85	1.21	1.21	0.11	0.24	0.86
NAIC2-10 yr Corp	BAA3	0.00	10	9.07	0.83	1.28	2.11	2.12	0.11	0.28	1.73
NAIC2-30 yr Corp	BAA3	35.00	30	19.77	1.60	1.49	3.09	3.11	0.11	0.33	2.67
NAIC3-5 yr Corp	BA3	0.00	5	4.67	0.36	2.78	3.14	3.17	0.11	1.50	1.56
FHLB-3yr ABS	A3	0.00	3	2.92	0.21	2.00	2.21	2.23	0.11	0.11	2.01
Emerging Market	BAA3	30.00	10	8.66	0.83	2.30	3.13	3.15	0.11	0.28	2.76
Commercial Mortgages	Baa2	15.00	10	8.72	0.83	2.16	2.99	3.03	0.23	0.18	2.62
Total		100.00%	18.61	13.37	1.15%	1.92%	3.07%	3.10%	0.13%	0.25%	2.72%

INTERMEDIATE - TRADANNUITY, SCILC
INVESTMENT STRATEGY SUMMARY FOR YEAR 4+
AS OF 11/06/2020
							Gross	Gross			Net
						Gross	Yield	Yield	Investment	Expected	Yield
Asset Class	Rating	Allocation	Maturity	Duration	Treasury	Spread	(BEY)	(AEY)	Expenses	Defaults	(AEY)
ABS	A3	0.00%	3	2.93	0.21%	1.65%	1.86%	1.88%	0.11%	0.11%	1.66%
ABS	A3	15.00	5	4.77	0.36	1.79	2.15	2.17	0.11	0.11	1.95
MBS	A3	27.00	10	8.66	0.83	2.30	3.13	3.17	0.11	0.19	2.88
Municipal	A3	15.00	30	19.42	1.60	1.64	3.24	3.26	0.11	0.01	3.14
NAIC1-30 yr Corp	A3	0.00	30	20.66	1.60	1.14	2.74	2.75	0.11	0.15	2.49
NAIC2-5 yr Corp	BAA3	0.00	5	4.87	0.36	0.85	1.21	1.21	0.11	0.24	0.86
NAIC2-10 yr Corp	BAA3	0.00	10	9.07	0.83	1.28	2.11	2.12	0.11	0.28	1.73
NAIC2-30 yr Corp	BAA3	25.00	30	19.77	1.60	1.49	3.09	3.11	0.11	0.33	2.67
NAIC3-5 yr Corp	BA3	0.00	5	4.67	0.36	2.78	3.14	3.17	0.11	1.50	1.56
FHLB-3yr ABS	A3	0.00	3	2.92	0.21	2.00	2.21	2.23	0.11	0.11	2.01
Emerging Market	BAA3	3.00	10	8.66	0.83	2.30	3.13	3.15	0.11	0.28	2.76
Commercial Mortgages	Baa2	15.00	10	8.72	0.83	2.16	2.99	3.03	0.23	0.18	2.62
Total		100.00%	17.25	12.48	1.07%	1.90%	2.97%	3.00%	0.13%	0.19%	2.68%

Appendix A – Asset and Investment Assumptions	A-6

Milliman client Report

LONG - GROUPNONFHLB, PERM, TERM, UL, VUL
INVESTMENT STRATEGY SUMMARY FOR YEAR 1-3
AS OF 11/06/2020
							Gross	Gross			Net
						Gross	Yield	Yield	Investment	Expected	Yield
Asset Class	Rating	Allocation	Maturity	Duration	Treasury	Spread	(BEY)	(AEY)	Expenses	Defaults	(AEY)
ABS	A3	0.00%	3	2.93	0.21%	1.65%	1.86%	1.88%	0.11%	0.11%	1.66%
ABS	A3	12.00	5	4.77	0.36	1.79	2.15	2.17	0.11	0.11	1.95
MBS	A3	0.00	10	8.66	0.83	2.30	3.13	3.17	0.11	0.19	2.88
Municipal	A3	25.00	30	19.42	1.60	1.64	3.24	3.26	0.11	0.01	3.14
NAIC1-30 yr Corp	A3	23.00	30	20.66	1.60	1.14	2.74	2.75	0.11	0.15	2.49
NAIC2-5 yr Corp	BAA3	0.00	5	4.87	0.36	0.85	1.21	1.21	0.11	0.24	0.86
NAIC2-10 yr Corp	BAA3	0.00	10	9.07	0.83	1.28	2.11	2.12	0.11	0.28	1.73
NAIC2-30 yr Corp	BAA3	20.00	30	19.77	1.60	1.49	3.09	3.11	0.11	0.33	2.67
NAIC3-5 yr Corp	BA3	0.00	5	4.67	0.36	2.78	3.14	3.17	0.11	1.50	1.56
FHLB-3yr ABS	A3	0.00	3	2.92	0.21	2.00	2.21	2.23	0.11	0.11	2.01
Emerging Market	BAA3	0.00	10	8.66	0.83	2.30	3.13	3.15	0.11	0.28	2.76
Commercial Mortgages	Baa2	20.00	10	8.72	0.83	2.16	2.99	3.03	0.23	0.18	2.62
Total		100.00%	23	15.87	1.30%	1.61%	2.91%	2.94%	0.13%	0.15%	2.65%

LONG - GROUPNONFHLB, PERM, TERM, UL, VUL
INVESTMENT STRATEGY SUMMARY FOR YEAR 4+
AS OF 11/06/2020
							Gross	Gross			Net
						Gross	Yield	Yield	Investment	Expected	Yield
Asset Class	Rating	Allocation	Maturity	Duration	Treasury	Spread	(BEY)	(AEY)	Expenses	Defaults	(AEY)
ABS	A3	0.00%	3	2.93	0.21%	1.65%	1.86%	1.88%	0.11%	0.11%	1.66%
ABS	A3	0.00	5	4.77	0.36	1.79	2.15	2.17	0.11	0.11	1.95
MBS	A3	20.00	10	8.66	0.83	2.30	3.13	3.17	0.11	0.19	2.88
Municipal	A3	25.00	30	19.42	1.60	1.64	3.24	3.26	0.11	0.01	3.14
NAIC1-30 yr Corp	A3	15.00	30	20.66	1.60	1.14	2.74	2.75	0.11	0.15	2.49
NAIC2-5 yr Corp	BAA3	0.00	5	4.87	0.36	0.85	1.21	1.21	0.11	0.24	0.86
NAIC2-10 yr Corp	BAA3	0.00	10	9.07	0.83	1.28	2.11	2.12	0.11	0.28	1.73
NAIC2-30 yr Corp	BAA3	20.00	30	19.77	1.60	1.49	3.09	3.11	0.11	0.33	2.67
NAIC3-5 yr Corp	BA3	0.00	5	4.67	0.36	2.78	3.14	3.17	0.11	1.50	1.56
FHLB-3yr ABS	A3	0.00	3	2.92	0.21	2.00	2.21	2.23	0.11	0.11	2.01
Emerging Market	BAA3	0.00	10	8.66	0.83	2.30	3.13	3.15	0.11	0.28	2.76
Commercial Mortgages	Baa2	20.00	10	8.72	0.83	2.16	2.99	3.03	0.23	0.18	2.62
Total		100.00%	22	15.38	1.29%	1.77%	3.06%	3.09%	0.13%	0.17%	2.79%

The reinvestment strategy is intended to be reflective of long-term expectations with respect to the overall maturity structure of general account assets, as well as an average of strategies seen across the industry. Future reinvestment rates reflect the forward curve illustrated later in this section. Assets are assumed to be purchased at par, i.e., coupon rates are equal to statutory yield.

Appendix A – Asset and Investment Assumptions	A-7

Milliman client Report

FHLB BLOCK

The FHLB existing asset summary and reinvestment strategies are summarized below.

FHLB Assets
Summary of Modeled Assets
As of September 30, 2020
($ in millions)
				Coupon	Book	Market
	Par	Book	Market	Rate	Yield	Yield
Asset Type	Value	Value	Value	(AnnEff)	(AnnEff)	(AnnEff)
Public Bond	$221.9	$222.4	$233.1	3.85%	3.78%	1.61%
Private Bond	17.9	17.9	18.6	4.31	4.31	2.66
Government	39.0	25.3	24.9	0.00	1.47	1.53
Preferred Stock	2.8	2.8	2.2	5.06	5.03	6.45
Passthrough	-	-	-	0.00	0.00	0.00
CLO	46.0	46.0	45.7	2.39	2.39	2.47
ABS	201.4	201.2	204.2	2.94	3.13	1.95
CMBS	48.1	48.1	51.2	3.67	3.65	1.46
CMO	14.6	14.8	15.9	4.00	3.59	2.17
TaxExMuni	-	-	-	0.00	0.00	0.00
Mortgage Loan	-	-	-	0.00	0.00	0.00
TOTAL	$591.6	$578.5	$595.8	3.18%	3.35%	1.84%

FHLB – eXISTING bUSINESS
Investment Strategy Summary
as of november 6, 2020
							Gross	Gross			Net
						Gross	Yield	Yield	Investment	Expected	Yield
Asset Class	Rating	Allocation	Maturity	Duration	Treasury	Spread	(BEY)	(AEY)	Expenses	Defaults	(AEY)
FHLB-3yr ABS	A3	100%	3	2.9	0.21%	2.00%	2.21%	2.23%	0.11%	0.11%	2.01%

Assets backing FHLB advances are approximately $627 million in total. A portion of these assets could not be modeled and were allocated to adjusted book value. To account for the difference between modeled assets and existing FHLB advances, the shortfall was pulled from excess FA assets.

As of September 30, 2020, the FHLB advances are $627 million run off over 4 years and are modeled together with the FA block for inforce business and across all annuity lines for future business. The average yield on the existing FHLB advances is 2.99% with an average borrowing cost of 1.85%. The model assumes new FHLB advances will continue at approximately $600 million for the first ten projection years, then run off as a constant percent of reserves in years 11+ for inforce business. For new business, FHLB is modeled as a constant percentage of reserves. The new FHLB advances are modeled separately and earn a net spread of 128 bps based on current market conditions. Derivation of the 128 bps is shown in the table below.

Appendix A – Asset and Investment Assumptions	A-8

Milliman client Report

	ADVANCES	INVESTED ASSETS
Spread over 3-year Treasury	0.50%	2.00%
Default Cost		0.11%
Investment Expense		0.11%
Net Spread over 3-year Treasury	0.50%	1.78%
Net Spread of FHLB program		1.28%

To account for FHLB advances on new business, an additional 27 bps of investment income is added assuming a constant 21% of the total new business annuity reserves. The assumed NAIC RBC factors are increased by 21% to account for FHLB on new business as well.

Disinvestment Assumptions

Assets are liquidated on a pro-rata basis to meet cash flow needs. Capital gains and losses were amortized into income through the Interest Maintenance Reserve (“IMR”). The existing IMR balance of $16.5 million is included and assumed to amortize based on the September 30, 2020 schedule provided by the Company. The schedule is listed below.

FBL
IMR Amortization Schedule
As of September 30, 2020
($ IN THOUSANDS)
Year	Group Annuity (incl FHLB)	FA	WL	SCILC	SCNILC	Term	UL	VA	VUL	Corp
9/30/2020	$1,264.8	$6,986.8	$4,916.0	$220.2	$97.0	$165.1	$2,025.4	$690.8	$319.4	$(185.6)
12/31/2020	1,201.6	6,501.0	4,747.3	201.2	91.8	146.2	1,920.8	655.0	296.4	(191.0)
2021	1,009.1	4,990.5	4,142.8	150.0	74.3	94.7	1,566.1	539.7	218.1	(192.4)
2022	856.0	3,806.0	3,602.7	114.5	60.1	58.5	1,265.1	450.8	152.0	(174.7)
2023	724.0	2,877.2	3,116.7	86.1	50.7	30.5	1,022.6	383.4	97.2	(133.3)
2024	610.4	2,141.3	2,681.9	62.3	44.7	5.1	829.9	327.3	54.6	(87.8)
2025	514.1	1,562.3	2,300.0	40.9	39.7	(16.1)	673.5	278.1	21.4	(57.6)
2026	432.7	1,128.4	1,975.4	21.8	35.4	(33.8)	555.4	234.5	(4.0)	(35.8)
2027	362.8	825.5	1,709.3	6.8	32.0	(46.9)	471.7	196.5	(20.7)	(14.3)
2028	303.5	616.5	1,491.6	(2.0)	28.6	(55.2)	409.8	165.4	(30.3)	6.4
2029	252.8	450.2	1,315.4	(6.0)	24.9	(59.9)	356.7	139.8	(35.8)	24.9
2030	210.5	313.3	1,173.5	(6.4)	20.7	(61.7)	310.7	119.5	(37.8)	40.2
2031	177.6	207.9	1,059.4	(4.2)	16.4	(60.4)	271.8	104.6	(36.0)	49.9
2032	150.5	125.0	952.3	(0.8)	11.8	(57.8)	238.0	92.6	(31.8)	51.5
2033	128.2	54.7	845.8	1.7	7.7	(55.1)	205.7	82.1	(27.4)	45.7
2034	109.3	(9.4)	732.4	2.4	4.4	(52.7)	172.2	72.4	(23.9)	35.4
2035	90.9	(62.0)	614.2	2.1	2.0	(50.8)	137.8	63.3	(21.8)	24.6
2036	72.5	(94.2)	492.9	1.8	0.5	(48.6)	103.3	54.9	(21.0)	16.0
2037	53.3	(108.0)	374.6	1.5	-	(45.6)	72.0	47.1	(20.9)	9.5
2038	33.4	(106.1)	267.7	1.2	-	(41.0)	46.5	39.7	(20.3)	5.7
2039	13.6	(91.9)	179.4	0.8	-	(35.3)	28.4	32.4	(19.0)	5.2
2040	(6.6)	(72.6)	110.3	0.5	-	(29.2)	16.6	25.0	(16.6)	4.3
2041	(25.6)	(56.2)	60.6	0.3	-	(23.2)	10.1	17.8	(13.1)	1.8
2042	(37.8)	(42.7)	30.8	0.1	-	(17.7)	6.9	11.2	(9.1)	0.4
2043	(39.8)	(32.3)	13.6	0.0	-	(13.1)	4.5	6.2	(5.3)	(0.0)
2044	(33.8)	(23.2)	5.3	-	-	(9.3)	2.7	2.7	(2.6)	(0.1)
2045	(24.0)	(15.4)	2.0	-	-	(6.2)	1.3	0.6	(0.8)	(0.1)
2046	(12.0)	(9.3)	0.5	-	-	(3.8)	0.6	(0.1)	(0.1)	(0.1)
2047	(2.6)	(4.9)	0.2	-	-	(2.1)	0.2	-	-	(0.1)
2048	0.3	(1.9)	0.1	-	-	(1.0)	0.1	-	-	(0.0)
2049	-	(0.5)	-	-	-	(0.3)	-	-	-	-
2050	-	-	-	-	-	-	-	-	-	-

Appendix A – Asset and Investment Assumptions	A-9

Milliman client Report

Prepayment Provisions

Corporate Bonds:

Initial call dates and premiums on existing bonds were extracted from Bloomberg Analytics. The call premium is assumed to linearly grade to zero at maturity. Investment grade bonds are assumed to be called when the market price of the bond exceeds the call price of the bond by 5% or more. Non-investment grade bonds are assumed to be called when the market price of the bond exceeds the call price by 10% or more.

Bonds Modeled on CMS:

CMOs and Passthroughs: BondEdge’s mortgage prepayment forecasts are stated in terms of percentage of the Public Security Association (“PSA”) standard prepayment model.

Prepayment forecasts for mortgage pools are generated by a proprietary prepayment model developed at CMS, and take into account the collateral type (e.g., thirty-year or fifteen-year maturity), the age and weighted average coupon on the collateral, and the current interest rate environment.

Prepayment forecasts for CMOs are based on CMS prepayment forecasts for the underlying mortgage collateral. CMO cashflow forecasts are then calculated on the assumption that no credit losses occur.

Asset-Backed Securities: BondEdge has a proprietary prepayment model for ABS assets. The model generates prepayment forecasts using one of a number of parameter sets, which determine the extent to which the collateral will exhibit interest rate-sensitive prepayments and prepayments due to relocations, defaults and curtailments. Each asset-backed security deal backed by these types of collateral is assigned to a particular parameter set, based upon the collateral details of the deal.

CMBS: BondEdge’s CMBS model assumes no prepayments can occur during a lockout period. If there is a make-whole penalty clause in the deal, cash flows will reflect the required prepayment penalty and/or yield maintenance on any principal prepayments, according to the prepayment speed (“CPR”) specified by the user. BondEdge does not make default projections for CMBS deals (defaults are assumed to be zero).

Commercial Mortgage Loans (“CMLs”): CMLs are assumed to have prepayment penalty provisions designed to eliminate economic incentives for prepayment. Therefore no prepayment of the Company’s CMLs are modeled.

Default Cost

Annual default costs are based on Moody’s Data, and reflect long term default costs covering the period from 1920 through 2019. These costs reflect both the probability and severity of default. The default assumptions reflect annualized rates derived from cumulative experience from issue at a particular rating so that they reflect the tendency of ratings for any particular bond to move down over time. 10-year default costs shown in the table below is used for both Corporate Bonds and CMLs. Default costs for new assets are shown in the strategy tables above.

Appendix A – Asset and Investment Assumptions	A-10

Milliman client Report

Default Cost
Rating	10 year
AAA	0.01%
Aa1	0.01%
Aa2	0.04
Aa3	0.05
A1	0.09%
A2	0.12
A3	0.13
Baa1	0.13%
Baa2	0.18
Baa3	0.28
Ba1	0.55%
Ba2	0.75
Ba3	1.54
B1	2.07%
B2	2.41
B3	3.08
Caa - C	3.84%

Investment Expense

Investment expenses are assumed to be 23 basis points for mortgage loans and 11 basis points for all other assets, as provided by the Company. For alternatives, the return assumption is after investment expense and defaults. The cost to trade a bond due to the bid/ask spread is assumed to be 5 basis points.

Treasury Yield Curve (Corporate Bond Equivalent)

The projections are based on the Constant Maturity Treasury yield curve as of November 6, 2020. The yield curve as of September 30, 2020 is shown since this is the basis for determining market spreads on existing assets.

Constant Maturity Treasury Yield Curve
Maturity	September 30, 2020	November 6, 2020
90-day	0.10%	0.10%
1 year	0.12	0.12
2 year	0.13	0.16
3 year	0.16	0.21
5 year	0.28	0.36
7 year	0.47	0.59
10 year	0.69	0.83
20 year	1.23	1.37
30 year	1.46	1.60

Appendix A – Asset and Investment Assumptions	A-11

Milliman client Report

Forward Curve

The base projections utilize the November 6, 2020 Treasury Forward curve, as shown below.

Treasury Forward Curve
November 6, 2020
Projection	Maturity
Year	2	5	7	10	20	30
0	0.16%	0.36%	0.59%	0.83%	1.37%	1.60%
1	0.26	0.55	0.75	0.96	1.46	1.68
2	0.41	0.77	0.92	1.10	1.56	1.76
3	0.59	0.95	1.11	1.24	1.65	1.84
4	0.86	1.14	1.24	1.37	1.74	1.92
5	1.18	1.32	1.38	1.50	1.82	1.99
6	1.28	1.40	1.47	1.60	1.88	2.04
7	1.34	1.46	1.54	1.69	1.94	2.08
8	1.51	1.55	1.64	1.80	2.00	2.13
9	1.53	1.63	1.73	1.90	2.05	2.17
10	1.52	1.70	1.82	2.00	2.10	2.21
11	1.64	1.82	1.94	2.05	2.15	2.25
12	1.76	1.94	2.07	2.10	2.20	2.28
13	1.88	2.07	2.20	2.14	2.25	2.32
14	2.01	2.20	2.22	2.18	2.28	2.34
15	2.14	2.33	2.24	2.21	2.31	2.37
16	2.27	2.31	2.24	2.23	2.34	2.38
17	2.40	2.28	2.23	2.24	2.35	2.40
18	2.54	2.23	2.21	2.24	2.36	2.40
19	2.28	2.16	2.18	2.23	2.36	2.40
20	1.98	2.07	2.13	2.22	2.35	2.39
21	2.04	2.13	2.19	2.27	2.38	2.42
22	2.10	2.19	2.25	2.33	2.41	2.44
23	2.16	2.25	2.32	2.37	2.44	2.46
24	2.22	2.32	2.37	2.41	2.46	2.47
25	2.29	2.38	2.42	2.45	2.48	2.49
26	2.35	2.44	2.46	2.47	2.49	2.50
27	2.42	2.48	2.49	2.50	2.51	2.51
28	2.48	2.50	2.51	2.51	2.52	2.52
29	2.52	2.52	2.52	2.52	2.52	2.52
30	2.52	2.52	2.52	2.52	2.52	2.52

Appendix A – Asset and Investment Assumptions	A-12

Milliman client Report

NAIC Risk Based Capital

The factors used to illustrate future risk based capital amounts were developed based on the Company’s September 30, 2020 internal RBC worksheets and guidance from the Company. The factors are summarized below.

Risk Based Capital Factors
(100% of NAIC Company Action Level)
Risk			Base	Factor
C-1:	Asset Risk		Liabilities less (Policy Loans and Net Deferred Premiums)	1.15%
C-2	Insurance Risk:	Life	Net Amount at Risk	0.083%
	Longevity Risk	Life contingent Payouts	2021 and later liabilities	1.35
C-3a	Interest Rate Risk:	Life	Liabilities less Policy loans	0.25%
		Deferred Annuity	Liabilities	0.87
		Payout/SC	Liabilities	0.25
		Structured Settlements	Liabilities	0.50
		FHLB and Other Ex.7 Deposits	Liabilities	0.50
C-4	Business Risk	Life	Direct Premium	2.00%
		Annuity	Direct Premium	2.00
		Separate Account	Liabilities	0.04%
Covariance Factor				68.40%

For Annuity new business only, C-1 and C-3 factors as summarized above are increased by 21% for modeling purposes to account for the additional assets and liabilities assumed for the FHLB program. The projected required capital amounts at 100% NAIC Company Action Level are equal to the sum of C-1, C-2 and C-3 above times the covariance factor, plus C-4.

The C-3 factors reflect the full benefit of FBL’s RBC C-3 Phase 1 testing at 50% of base factors.

Target capital is defined as 350% of NAIC Company Action Level Capital. Credit for the admitted deferred tax asset backing capital has been reflected at 10% of projected required capital for purposes of calculating the cost of capital.

The cost of capital calculation is based on the cost of retaining capital to support the liabilities assuming earnings on capital at the after-tax rate of 2.09% based on a 21% tax rate.

Appendix A – Asset and Investment Assumptions	A-13

Milliman client Report

Appendix B – Traditional Life Models and Assumptions

Term business

The following table summarizes the Term model inforce and Fixed Deposit Accounts (“FDA”) as of September 30, 2020, based on seriatim data provided by FBL.

FBL TERM BUSINESS
DIRECT AMOUNTS AS OF SEPTEMBER 30, 2020
($ IN MILLIONS)
				Total			Total
	Model		Policy	Face	Annualized		Statutory	Total Tax
Block	Plan	Descriptions	Count	Amount	Premium		Reserves	Reserves*
Term	10YRT	10-Year Term	627	$114.0	$0.3		$0.5	$0.4
	760	Annual Renewable Term	344	27.6	0.3		0.2	0.1
	ART0	Annual Renewable Term	115	6.8	0.2		0.1	0.1
	ARTFB	Annual Renewable Term	1,275	64.4	1.1		0.8	0.4
	ARTII	Annual Renewable Term II	205	15.4	0.2		0.2	0.1
	CHILD	Children Rider	3	458.6	1.4		0.7	0.0
	CHTG04	Choice Term 2004 Guaranteed Series	18,044	4,542.8	10.1		90.9	93.0
	CHTG09	Choice Term 2009 Guaranteed Series	10,161	2,756.0	6.3		37.3	31.1
	CHTG14	Choice Term 2014 Guaranteed Series	8,604	2,744.1	5.8		21.8	16.6
	CHTG18	Choice Term 2018 Guaranteed Series	23,382	6,651.7	16.4		1.5	1.6
	CHTV01	Choice Term 2001 Value Series	10,214	1,842.7	5.0		10.3	5.5
	CHTV04	Choice Term 2004 Value Series	16,668	4,331.0	9.8		88.3	75.8
	CHTV09	Choice Term 2009 Value Series	3,247	907.8	2.3		4.5	2.9
	CHTV11	Choice Term 2011 Value Series	4,655	1,423.4	3.0		4.8	2.7
	CHTV14	Choice Term 2014 Value Series	31,272	11,192.3	22.4		14.9	7.0
	CT96	Custom Term	2,419	315.7	0.6		7.8	0.1
	CTG65	Choice Term 2011 Guaranteed Series	53	13.8	0.0		0.2	0.2
	CTV11R	Choice Term 2011 Value Series	14,289	4,402.8	9.1		18.8	12.0
	CTV65	Choice Term 2011 Value Series	172	49.5	0.1		0.1	0.1
	INCR20	Increasing Term	183	43.9	0.1		0.0	0.0
	INT20I	Increasing Term	0	6.2	0.0		0.0	0.0
	JVT14	First Stem Children's Term	868	12.5	0.0		0.1	1.2
	NEWTRM	New Term	342	38.6	0.3		0.2	0.2
	ROP10	Choice Term 2009 Series	4,004	1,208.6	4.5		51.0	42.9
	ROP13	Choice Term 2013 Series	1,830	511.6	2.7		14.4	10.3
	ROP18	ROP Term 2018	278	98.9	0.4		0.0	0.0
	RPU	Flex Life	462	6.3	0.0		0.7	2.4
	SIMP11	Simple Term 2011 Series	1,827	97.6	0.4		0.7	0.5
	SIMP14	Simple Term 2014 Series	5,042	283.3	1.3		1.4	1.0
	SIMPL	Simple Term 2009 Series	353	18.8	0.1		0.2	0.2
	T396	1996 Series Term	2,119	240.1	1.5		1.5	2.8
	T65G14	Choice Term 2014 Guaranteed Series	198	59.6	0.1		0.6	0.5
	T65V14	Choice Term 2014 Value Series	789	290.8	0.4		0.2	0.1
	TM88	1988 Series Term	732	71.2	0.5		1.0	0.5
FDA	LVGTR	LTAs	1	n/a	$0.0		$29.2	$29.2
	PRMDP	Premium Deposits	1	n/a	0.0		0.1	0.1
Total Actual			164,778	$44,848.3	$106.9	**	$405.1	$341.6
Total Model			164,775	$44,763.5	$124.9		$405.9	$341.6
Actual/Model			100%	100%	86%		100%	100%

* Modeled amounts were used in lieu of missing actual tax reserves at the plan level.

** Actual premium excludes modal loads and substandard ratings.

Appendix B – Traditional Life Models and Assumptions	B-1

Milliman client Report

A similar summary by level term period is shown below:

FBL TERM BUSINESS
DIRECT AMOUNTS AS OF SEPTEMBER 30, 2020
($ IN MILLIONS)
			Total		Total
	Level	Policy	Face	Annualized	Statutory
Block	Term Period	Count	Amount	Premium	Reserves
Term	ART	8,087	$1,471.1	$5.9	$5.3
	5-year Term	5	0.3	0.0	0.0
	10-year Term	33,002	7,362.4	20.5	24.0
	15-year Term	13,479	3,615.0	11.5	28.9
	20-year Term	74,351	21,371.1	49.3	198.6
	30-year Term	33,135	10,706.3	19.1	110.7
	Custom	2,717	322.2	0.6	8.2
Total Actual		164,776	$44,848.3	$106.9	$375.7

The business is modeled on seriatim basis by reflecting plan, underwriting class, gender, level term period, issue age and issue year as described in the following table:

FBL TERM BUSINESS
BUSINESS MODELED AS OF SEPTEMBER 30, 2020
Model Plan	Gender	Risk Class*	Issue Age	Level Term Period	Model Issue Years
760	M/F	A/PN/SM	Seriatim	ART	1977-1996
10YRT	M/F	N/PN/SM/SPN/PSM	Seriatim	10-year term	2000-2001
ART0	M/F	A/N/SM	Seriatim	ART	1977-1984
ARTFB	M/F	A/N/PN/SM	Seriatim	ART	1938-1996
ARTII	M/F	N/SM	Seriatim	ART	1984-1994
CHILD	M/F	A/N/PSM	Seriatim	ART, 5/10/15/20/30-year term, Custom	1979-2020
CHTG04	M/F	N/PN/SM/SPN/PSM	Seriatim	10/15/20/30-year term	2004-2015
CHTG09	M/F	N/PN/SM/SPN/PSM	Seriatim	10/15/20/30-year term	2010-2014
CHTG14	M/F	N/PN/SM/SPN/PSM	Seriatim	10/15/20/30-year term	2014-2019
CHTG18	M/F	N/PN/SM/SPN/PSM	Seriatim	ART, 10/15/20/30-year term	2018-2020
CHTV01	M/F	N/PN/SM/SPN/PSM	Seriatim	ART, 10/20/30-year term	2000-2014
CHTV04	M/F	N/PN/SM/SPN/PSM	Seriatim	ART, 10/15/20/30-year term	2004-2017
CHTV09	M/F	N/PN/SM/SPN/PSM	Seriatim	10/15/20/30-year term	2010-2013
CHTV11	M/F	N/PN/SM/SPN/PSM	Seriatim	10/15/20/30-year term	2013-2015
CHTV14	M/F	N/PN/SM/SPN/PSM	Seriatim	10/15/20/30-year term	2014-2019
CT96	M/F	A/N/SM/PSM	Seriatim	Custom	1992-2001
CTG65	M/F	N/PN/SPN	Seriatim	ART	2012-2014
CTV11R	M/F	N/PN/SM/SPN/PSM	Seriatim	10/15/20/30-year term	2010-2013
CTV65	M/F	N/PN/SM/SPN/PSM	Seriatim	ART	2012-2014
INCR20	M/F	N/PN/SM/SPN/PSM	Seriatim	20-year term	2018-2020
INT20I	M/F	N/PN/SM/SPN/PSM	Seriatim	20-year term	2018-2019
JVT14	M/F	N	Seriatim	ART	2014-2019
NewTrm	M/F	N/PN/SM	Seriatim	ART, 5/10/15/20-year term	1994-2014
ROP10	M/F	N/PN/SM/SPN/PSM	Seriatim	20/30-year term	2010-2014
ROP13	M/F	N/PN/SM/SPN/PSM	Seriatim	20/30-year term	2012-2019
ROP18	M/F	N/PN/SM/SPN/PSM	Seriatim	20/30-year term	2019-2020
RPU	M/F	A/N/PN/SM/SPN/PSM	Seriatim	ART, 15/20/30-year term, Custom	1990-2017
SIMP11	M/F	N/SM	Seriatim	10/15/20-year term	2011-2014
SIMP14	M/F	N/SM	Seriatim	10/15/20-year term	2013-2018
SIMPL	M/F	N/SM	Seriatim	10/15/20-year term	2010-2011
T396	M/F	N/PN/SM/PSM	Seriatim	ART	1996-2001
T65G14	M/F	N/PN/SM/SPN/PSM	Seriatim	ART	2014-2018
T65V14	M/F	N/PN/SM/SPN/PSM	Seriatim	ART	2014-2019
TM88	M/F	N/PN/SM	Seriatim	ART	1988-1996

*Risk Class Types:	N:	Standard Non-Smoker	PN:	Preferred Non-Smoker	SPN:	Super-Preferred Non-Smoker
	SM:	Standard Smoker	PSM:	Preferred Smoker	A:	Aggregate

Appendix B – Traditional Life Models and Assumptions	B-2

Milliman client Report

WL business

The following table summarizes the WL model inforce as of September 30, 2020, based on seriatim data provided by FBL.

FBL WL Business
Direct Amounts as of September 30, 2020
($ in millions)
				Total		Total
	Model		Policy	Face	Annualized	Statutory	Total Tax
Block	Plan	Descriptions	Count	Amount	Premium	Reserves	Reserves*
Term Riders	CHILD	Children’s Term Rider	0	$6.6	$0.0	$0.0	$0.0
	CHTG04	Choice Term Rider	4,776	880.0	1.9	13.3	11.6
	CHTG09	Choice Term Rider	2,277	502.6	1.0	5.9	5.1
	CHTG14	Choice Term Rider	129	31.9	0.1	0.3	0.3
	CHTG18	Choice Term Rider	0	75.2	0.0	0.0	0.0
	CHTV01	Choice Term Rider	2,653	442.5	0.9	1.7	0.7
	CHTV14	Choice Term Rider	1,372	387.5	0.6	2.4	0.0
Participating	085	Endowment	1,244	$2.7	$0.0	$2.2	$2.0
	10P81	10 Pay	3,830	97.4	0.0	42.1	39.2
	10P87	5/7/10 Pay	1,155	19.5	0.0	6.2	6.1
	601	Whole Life	1,214	7.8	0.1	5.5	5.5
	603	Whole Life	841	14.5	0.2	7.5	7.7
	608	Whole Life	3,161	154.1	2.1	53.8	51.7
	611	Whole Life	150	1.8	0.0	1.3	1.3
	615	Whole Life	41	0.5	0.0	0.3	0.3
	617	8/10 Pay	5,228	76.6	0.0	29.1	27.1
	621	20 Pay	385	3.0	0.0	1.2	1.2
	635	12 Pay	5,034	56.2	0.0	10.5	9.8
	636	12 Pay	2,722	59.7	0.0	14.3	13.9
	665	Paid-up at Age 65	820	6.7	0.0	3.2	3.2
	667	Paid-up at Age 65	96	0.8	0.0	0.4	0.4
	695	Single Premium	108	8.8	0.0	5.1	5.2
	699J	Joint Whole Life	75	1.1	0.0	0.8	0.8
	AC1315	15 Pay	3,958	174.1	3.0	11.6	10.2
	AC1365	Paid-Up at 65	780	59.7	1.2	3.3	2.8
	AC13LF	Paid Up at 100	785	45.6	1.4	3.4	2.9
	AC13SP	Single Premium	334	22.5	0.0	9.5	9.0
	AL101	10 Pay	22,427	735.1	5.4	124.4	123.7
	AL1315	15 Pay	3,271	154.9	4.3	15.1	13.1
	AL1365	Paid-Up at 65	3,760	251.1	4.1	14.2	12.3
	AL13LF	Paid-Up at 100	6,615	315.8	8.8	22.9	19.5
	AL13SP	Single Premium	1,061	40.4	0.0	16.8	15.9
	AL601	Paid-Up at 65	8,292	439.4	6.3	62.8	61.8
	ALF01	Paid-Up at 100	14,130	597.2	12.0	101.0	100.1
	ALL10	10 Pay	6,613	168.1	0.0	35.9	36.0
	ALL104	10 Pay	6,350	190.1	4.8	13.0	11.2
	ALLIF	Paid-Up at 100	11,724	396.8	6.4	94.6	94.4
	ALS01	Single Premium	2,119	55.9	0.0	19.2	19.3
	COMP	Competitor Whole Life	1,944	51.6	0.6	25.5	24.8
	EN52	Endowment at 65	1,470	6.4	0.1	4.8	4.8
	END65	Endowment at 65	286	2.2	0.0	1.5	1.4
	END95	Master Farmer at 95	35	0.9	0.0	0.6	0.6
	EXWL	Express Issue Whole Life	99	1.2	0.1	0.4	0.4

Appendix B – Traditional Life Models and Assumptions	B-3

Milliman client Report

FBL WL Business
Direct Amounts as of September 30, 2020
($ in millions)
				Total			Total
	Model		Policy	Face	Annualized		Statutory	Total Tax
Block	Plan	Descriptions	Count	Amount	Premium		Reserves	Reserves*
	FIRST	First Life	50	$0.9	$0.0		$0.3	$0.3
	JTWL	Joint Whole Life	52	3.0	0.1		1.8	1.8
	LP20	20 Pay	1,695	5.1	0.0		3.4	3.4
	LP65	Paid-Up at 65	1,529	14.4	0.1		8.6	8.3
	LP85	Paid-Up at 85	1,515	4.8	0.1		3.7	3.7
	LP95	Paid-Up at 95	4,569	66.6	1.1		40.1	40.2
	LS92	Joint Whole Life	720	85.9	1.7		49.7	48.9
	P1596	15-Pay	6,465	129.9	0.0		24.4	22.7
	RPU	Single Prem EIWL	11,101	167.5	0.0		96.7	93.2
	SPL0	Single Premium	765	8.2	0.0		5.0	5.0
	SPLII	Single Premium	2,172	34.0	0.0		17.2	16.1
	SURE	Surelife	34	0.3	0.0		0.1	0.1
	WL45	Ordinary Life	3,733	8.9	0.1		7.5	7.4
	WL60	Ordinary Life	9,198	57.5	1.0		39.7	39.7
	WL64	Ordinary Life	1,363	8.8	0.1		5.8	5.8
	WL77	Special Whole Life	1,450	51.1	0.8		29.9	29.8
	WL84	Special Whole Life	6,635	133.1	1.4		43.4	43.4
	WL87	Special Whole Life	3,692	65.9	0.7		19.3	19.3
	WL90	Special Whole Life	3,835	89.7	0.8		17.2	16.9
	WL96	Whole Life	6,236	206.4	2.7		53.6	50.1
	WLCLS	Classic Whole Life	909	59.4	0.7		17.8	17.8
	WLSPC	Special Whole Life	1,594	29.8	0.5		11.5	11.4
	WL1815	15-Pay Whole Life 18	2,310	100.7	0.0		0.6	0.3
	WL1865	Whole Life 18 Paid-Up at 65	1,009	60.4	0.0		0.1	0.0
	WL18LF	Whole Life 18	2,124	95.6	0.0		0.4	0.2
	WL18SP	Single Premium Whole Life 18	280	12.3	0.0		4.4	4.3
FDA	INTER	Deferred Endowments	10	n/a	$0.0		$0.5	$0.0
	PRMDP	Premium Deposits	1	n/a	0.0		1.4	1.4
	LVGTR	LTAs	1	n/a	0.0		43.7	43.7
Total Actual			208,411	$8,046.7	$77.4	**	$1,335.7	$1,292.7
Total Model			208,394	$8,046.6	$89.2		$1,346.2	$1,293.2
Actual/Model			100%	100%	87%		99%	100%

* Modeled amounts were used in lieu of missing actual tax reserves at the plan level.
** Actual premium excludes modal loads and substandard ratings.

Appendix B – Traditional Life Models and Assumptions	B-4

Milliman client Report

The business is modeled on seriatim basis by reflecting plan, underwriting class, gender, issue age and issue year as described in the following table:

FBL WL Business
Business Modeled as of September 30, 2020
Model Plan	Gender	Risk Class*	Issue Age	Model Issue Years
CHILD	M/F	N	Seriatim	2019-2020
CHTG04	M/F	N/PN/SM/SPN/PSM	Seriatim	2004-2013
CHTG09	M/F	N/PN/SM/SPN/PSM	Seriatim	2010-2014
CHTG14	M/F	N/PN/SM/SPN/PSM	Seriatim	2014-2014
CHTG18	M/F	N/PN/SM/SPN/PSM	Seriatim	2019-2020
CHTV01	M/F	N/PN/SM/SPN/PSM	Seriatim	2001-2008
CHTV14	M/F	N/PN/SM/SPN	Seriatim	2014-2019
085	M/F	A	Seriatim	1949-1981
10P81	M/F	N/SM	Seriatim	1983-1987
10P87	M/F	N/PN/SM	Seriatim	1984-1994
601	M/F	A	Seriatim	1953-1978
603	M/F	A/PN	Seriatim	1979-1996
608	M/F	PN/SM	Seriatim	1988-1996
611	M/F	A	Seriatim	1967-1978
615	M/F	A	Seriatim	1979-1986
617	M/F	PN/SM	Seriatim	1984-1994
621	M/F	A	Seriatim	1979-1987
635	M/F	A	Seriatim	1987-1993
636	M/F	PN/SM	Seriatim	1992-1996
665	M/F	A	Seriatim	1955-1984
667	M/F	A	Seriatim	1979-1987
695	M/F	A/PN/SM	Seriatim	1992-1996
699J	M/F	A	Seriatim	1968-1983
AC1315	M/F	A/N/PN/SM/SPN/PSM	Seriatim	2012-2019
AC1365	M/F	N/PN/SM/SPN/PSM	Seriatim	2013-2019
AC13LF	M/F	N/PN/SM/SPN/PSM	Seriatim	2013-2019
AC13SP	M/F	N/PN/SM/SPN	Seriatim	2013-2019
AL101	M/F	N/PN/SM/SPN/PSM	Seriatim	2004-2013
AL1315	M/F	N/PN/SM/SPN/PSM	Seriatim	2013-2019
AL1365	M/F	N/PN/SM/SPN/PSM	Seriatim	2012-2019
AL13LF	M/F	N/PN/SM/SPN/PSM	Seriatim	2012-2019
AL13SP	M/F	N/PN/SM/SPN/PSM	Seriatim	2014-2019
AL601	M/F	N/PN/SM/SPN/PSM	Seriatim	2004-2013
ALF01	M/F	N/PN/SM/SPN/PSM	Seriatim	2004-2013
ALL10	M/F	N/PN/SM/SPN/PSM	Seriatim	2001-2011
ALL104	M/F	A/N/PN/SM/SPN/PSM	Seriatim	2014-2019
ALLIF	M/F	N/PN/SM/SPN/PSM	Seriatim	1995-2012
ALS01	M/F	N/PN/SM/SPN	Seriatim	2003-2013
COMP	M/F	A/N/SM	Seriatim	1974-1987
EN52	M/F	A/PN/SM	Seriatim	1955-1997
END65	M/F	A/N/SM	Seriatim	1955-1984
END95	M/F	A	Seriatim	1966-1980
EXWL	M/F	SM	Seriatim	2002-2006
FIRST	M/F	N/SM	Seriatim	1995-1998
JTWL	M/F	A/N/SM	Seriatim	1981-1988
LP20	M	A/PN/SM	Seriatim	1949-1984
LP65	M/F	A/N/PN/SM	Seriatim	1951-1984
LP85	M/F	A/PN/SM	Seriatim	1951-1983
LP95	M/F	A/PN/SM	Seriatim	1966-2007
LS92	M/F	A/N/SM	Seriatim	1969-2006
P1596	M/F	N/SM	Seriatim	1996-2001
RPU	M/F	A/N/PN/SM/SPN/PSM	Seriatim	1945-2019
SPL0	M/F	A/N/SM	Seriatim	1965-1984
SPLII	M/F	N/SM	Seriatim	1984-1988
SURE	M/F	SM	Seriatim	1996-2002

Appendix B – Traditional Life Models and Assumptions	B-5

Milliman client Report

FBL WL Business
Business Modeled as of September 30, 2020
Model Plan	Gender	Risk Class*	Issue Age	Model Issue Years
WL45	M/F	A/PN	Seriatim	1945-1974
WL60	M/F	A/PN/SM	Seriatim	1955-1984
WL64	M/F	A	Seriatim	1949-1981
WL77	M/F	A/N/PN/SM	Seriatim	1959-1985
WL84	M/F	A/N/PN/SM	Seriatim	1981-2009
WL87	M/F	A/N/PN/SM	Seriatim	1986-2013
WL90	M/F	N/SM	Seriatim	1990-1998
WL96	M/F	N/SM/PSM	Seriatim	1995-2002
WLCLS	M/F	N/SM	Seriatim	1988-1995
WLSPC	M/F	N/SM	Seriatim	1987-1994
WL1815	M/F	N/PN/SM/SPN/PSM	Seriatim	2019-2020
WL1865	M/F	N/PN/SM/SPN/PSM	Seriatim	2019-2020
WL18LF	M/F	N/PN/SM/SPN/PSM	Seriatim	2019-2020
WL18SP	M/F	N/PN/SM/SPN	Seriatim	2019-2020

*Risk Class Types:	N:	Standard Non-Smoker	A:	Aggregate
	SM:	Standard Smoker	PN:	Preferred Non-Smoker
	SPN:	Super-Preferred Non-Smoker	PSM:	Preferred Smoker

NEW BUSINESS PRODUCTION

The following table summarizes the annualized premium production for Term and WL based on the ten year sales forecast provided by FBL.

Production Assumptions ($ in millions)
Year Ending September 30th	Term	WL
2021	$13.3	$7.7
2022	14.8	8.2
2023	15.9	8.7
2024	17.0	9.3
2025	18.1	9.8
2026	19.2	10.4
2027	20.3	11.0
2028	21.4	11.7
2029	22.5	12.3
2030	23.6	12.9

Mortality

Base Table:	2015 VBT ALB - 25 Year Select and Ultimate table, sex and smoker distinct Unisex assumption is 60% male – 40% female blend

Mortality factors were developed based on experience studies of FBL for the period 2010 through 2019 but with overall adjustments based on the more recent experience 2015 through 2019. Adjustments for old age grading were applied based on both the experience of FBL and trends that we have observed in the industry.

Appendix B – Traditional Life Models and Assumptions	B-6

Milliman client Report

Mortality Factors

FACTORS BY BAND
Band	Term Factor	WL Factor
$0 - $99,999.99	117.5%	117.5%
$100,000 - $249,999.99	117.5	117.5
$250,000 - $499,999.99	107.5	107.5
$500,000+	107.5	107.5

FACTORS BY DURATION AND ISSUE YEAR
Duration	Issued Post 1999	Issued Pre 2000
1-2	130.0%	100.0%
3	122.5	100.0
4	115.0	100.0
5	107.5	100.0
6-10	100.0	100.0
11+	95.0	100.0

FACTORS BY DURATION AND LINE OF BUSINESS
Duration	WL	Term
1-20	105%	90%
21-25	103	90
26-30	101	90
31+	100	90

FACTORS BY UNDERWRITING CLASS
	INITIAL FACTOR
Underwriting Class	Post 1999	Pre 2000	Ultimate Factor
Super Preferred Non-Tobacco	59%	59%	90%
Preferred Non-Tobacco	78	78	90
Non-Tobacco	112	95	100
Preferred Tobacco	80	80	90
Tobacco	100	100	100
Non-Tobacco Substandard	80 x Table Rating	80 x Table Rating	100
Tobacco Substandard	80 x Table Rating	80 x Table Rating	100
Unismoke (U)	90	90	100

Beginning in later of Attained Age 80 or the 10th policy year, geometric grade the product of all multiples (excluding future mortality improvement and mortality anti-selection) to the ultimate factor of the 2015 VBT ALB table by Attained Age 100.

Appendix B – Traditional Life Models and Assumptions	B-7

Milliman client Report

Mortality Improvement

Mortality improvement is assumed for 20 years where the cumulative improvement factor is calculated with the specific attained age factor at any point in the future. For example: male, attained age 95, twenty years in the future, the factor is (1-.003) ^ 20. The improvement factors are as follows:

ATTAINED AGE	MALE	FEMALE
0-24	1.00%	1.00%
25-34	1.50	1.00
35-44	1.00	0.50
45-54	1.00	0.50
55-64	1.50	1.00
65-74	1.50	1.00
75-84	1.50	1.00
85-89	1.00	0.75
90-94	0.67	0.50
95-99	0.30	0.25
100+	0.20	0.20

Past mortality improvement of 3.25 years is assumed from the midpoint of the mortality study to the projection start date as of September 30, 2020, assuming the annual improvement rates specified in the table above.

Mortality Anti-Selection for Level Premium Term Business

Anti-selection factors associated with high lapse rates were calculated using a Dukes-MacDonald approach. The model assumes that a percentage of assumed lapses in excess of 10% have fully select mortality. The percentage depends on the premium increase ratio, the ratio between the first ART premium and the level term premium, as shown in the following table.

Dukes-MacDonald Effectiveness
	EFFECTIVE PERCENTAGE
Premium Increase	10 YT	15 YT	20+ YT
1 < X ≤ 2	70%	67.5%	65%
2 < X ≤ 3	80	75	70
3 < X ≤ 6	85	80	75
6 < X ≤ 12	90	85	80
X > 12	95	90	85

LAPSES

Term

Lapse rates are based on the recent experience of the Company based on a study period from 2010 to 2019 as well as our knowledge of similar products within the industry.

Appendix B – Traditional Life Models and Assumptions	B-8

Choice Term

Milliman client Report

The lapse assumptions for Choice Term business are summarized in the tables below.

10-Year Level Term

		ISSUE AGE
		NONSMOKER				SMOKER
Bands	Duration	<30	30-39	40-49	50+	<30	30-39	40-49	50+
	1	6.75%	6.50%	6.50%	6.00%	12.00%	10.00%	10.00%	10.00%
	2	7.00	6.50	6.00	6.00	11.00	8.50	8.50	8.50
	3	7.50	6.00	6.00	6.00	9.00	8.00	8.00	8.00
>=250,000 (3,4,5)	4	6.50	4.50	5.00	5.00	9.00	7.00	7.00	7.00
	5	6.00	4.50	4.50	4.50	8.00	6.75	6.00	6.00
	6	5.50	4.00	4.00	4.00	7.00	6.00	6.00	6.00
	7 - End of Level Period	4.00	4.00	4.00	4.00	6.00	6.00	6.00	6.00
	1	9.50%	9.50%	8.00%	5.50%	17.00%	16.00%	12.00%	11.00%
	2	9.00	7.00	6.00	4.75	12.00	11.00	10.00	7.00
	3	8.50	6.50	5.75	4.00	10.00	10.00	9.00	6.50
<250,000 (1,2)	4	7.00	5.50	4.50	4.00	9.00	8.00	8.00	6.00
	5	6.50	5.00	3.50	3.00	8.00	7.00	7.00	5.50
	6	5.50	4.00	3.50	3.50	7.00	6.00	6.00	5.50
	7 - End of Level Period	5.00	4.00	4.00	4.00	6.00	5.50	5.50	5.50

Other Level Terms

		ISSUE AGE
		NONSMOKER				SMOKER
Bands	Duration	<30	30-39	40-49	50+	<30	30-39	40-49	50+
	1	5.00%	5.00%	5.00%	4.50%	8.50%	9.50%	10.00%	10.00%
	2	5.00	4.75	4.50	4.00	8.25	8.50	8.00	8.00
	3	4.75	4.50	3.75	3.75	8.00	8.00	8.00	7.00
	4	4.25	4.00	3.50	3.00	7.50	7.00	6.00	7.00
>=250,000 (3,4,5)	5	4.00	3.75	3.50	3.00	6.00	5.50	5.50	6.00
	6	3.00	3.00	3.00	2.75	5.00	5.25	5.25	5.00
	7	2.75	2.75	2.75	2.75	4.75	5.00	5.00	4.75
	8	2.75	2.50	2.50	2.50	4.50	4.75	4.75	4.50
	9	2.50	2.25	2.25	2.25	4.00	4.50	4.50	4.00
	10 - End of Level Period	2.00	2.00	2.00	2.00	3.00	3.00	3.00	3.00
	1	7.50%	7.00%	7.00%	5.00%	13.00%	12.00%	11.00%	9.50%
	2	7.50	6.00	6.00	4.50	10.00	10.00	10.00	7.50
	3	6.00	5.50	4.75	3.75	8.00	7.50	8.00	6.00
	4	5.50	5.00	3.75	3.00	7.75	7.00	7.75	5.75
<250,000 (1,2)	5	5.00	4.50	3.50	2.75	6.00	6.00	6.50	4.00
	6	4.00	3.50	3.25	2.75	6.00	5.00	5.50	3.50
	7	3.50	3.00	2.75	2.75	5.00	3.50	3.50	3.50
	8	3.00	2.75	2.50	2.50	4.00	3.25	3.25	3.25
	9	2.50	2.50	2.00	2.00	3.00	3.25	3.00	3.00
	10 - End of Level Period	2.00	2.00	2.00	2.00	3.00	3.00	3.00	3.00

For one-year Choice Term business, a constant 20% lapse is assumed.

Appendix B – Traditional Life Models and Assumptions	B-9

Choice Term ROP

Milliman client Report

The lapse assumptions for Choice Term ROP business are summarized in the tables below. The modeled plans include ROP10, ROP13, and ROP18.

DURATION	ROP13/18	ROP10
1	4.50%	4.50%
2	4.25	4.25
3	4.00	4.00
4	3.00	3.00
5	3.00	3.00
6	2.75	2.75
7	2.50	2.50
8	2.00	2.00
Year 9 to 6 years before end of Level Period	2.00	2.00
5-year period before end of Level	0.50	0.50
Last year of Level	100.00	60.00
1st year post Level		30.00
Ultimate		20.00

Other Term

The lapse assumptions for the other Term plans are summarized below.

Product Type	LTP	Post LTP
Simple Term	7.00%	100.00%
10 YRT	7.00	30% shock lapse at the end of 10 year, and the following year 20%
Other Term	3.75	3.75%
New Term (1, 5)	3.00	15%
New Term (10, 15, 20)	3.00	60% shock lapse for the last year of LTP, and 30% in the first year post LTP, 15% thereafter
ART	N/A	7.00%

Simple Term: SIMP11, SIMP14, and SIMPL
10 YRT: 10YRT
Other Term: 760, CT96, JVT14, PRU, and T396
New Term: NEWTERM
ART: ART0, ARTFB, ARTII, TM88

Appendix B – Traditional Life Models and Assumptions	B-10

Milliman client Report

Level Term Shock Lapse

For level premium term business, the shock lapse assumption was based upon industry experience and depends on the increase in premium immediately following the level term period. The shock lapse was assumed to increase as the relative magnitude of premium increase becomes larger.

Shock Lapse Assumptions Lapse Rate Beyond Level Premium Period (N) Premium Increase (First ART Premium as a Multiple of Level, Term Premium)(x)
	ATTAINED AGE AT (N) 0-49
Duration	1<X≤2	2<X≤3	3<X≤4	4<X≤5	5<X≤6	6<X≤7	7<X≤8
N	22%	33%	45%	56%	70%	74%	78%
N+1	18	26	33	41	49	55	57
N+2	10	12	15	18	22	25	27
N+3	10	10	11	13	15	16	18
N+4	10	10	10	10	10	10	10
	8<X≤9	9<X≤10	10<X≤12	12<X≤14	14<X≤16	16<X≤20	X>20
N	79%	81%	83%	84%	84%	87%	100%
N+1	59	64	66	67	70	75
N+2	27	33	33	33	40	45
N+3	18	19	19	19	19	19
N+4	10	10	10	10	10	10
	Attained Age at (N) 50-59
Duration	1<X≤2	2<X≤3	3<X≤4	4<X≤5	5<X≤6	6<X≤7	7<X≤8
N	29%	44%	54%	67%	77%	82%	83%
N+1	23	34	39	49	54	60	61
N+2	14	16	18	21	25	27	28
N+3	11	12	13	16	17	18	19
N+4	10	10	10	10	10	10	10
	8<X≤9	9<X≤10	10<X≤12	12<X≤14	14<X≤16	16<X≤20	X>20
N	84%	85%	87%	88%	88%	91%	100%
N+1	63	67	69	70	73	78
N+2	29	34	34	35	42	47
N+3	19	20	20	20	20	20
N+4	10	10	10	10	10	10
	Attained Age at (N) 60-69
Duration	1<X≤2	2<X≤3	3<X≤4	4<X≤5	5<X≤6	6<X≤7	7<X≤8
N	40%	60%	62%	77%	81%	87%	87%
N+1	32	46	45	56	57	64	64
N+2	19	22	20	24	26	29	30
N+3	16	17	15	18	18	19	20
N+4	10	10	10	10	10	10	10
	8<X≤9	9<X≤10	10<X≤12	12<X≤14	14<X≤16	16<X≤20	X>20
N	88%	90%	92%	93%	93%	96%	100%
N+1	66	71	73	74	77	83
N+2	30	36	36	37	44	50
N+3	20	21	21	21	21	21
N+4	10	10	10	10	10	10
	Attained Age at (N) 70+
Duration	1<X≤2	2<X≤3	3<X≤4	4<X≤5	5<X≤6	6<X≤7	7<X≤8
N	48%	73%	64%	80%	82%	88%	88%
N+1	38	56	47	59	58	65	65
N+2	23	26	21	25	26	29	30
N+3	19	21	16	19	18	19	20
N+4	10	10	10	10	10	10	10
	8<X≤9	9<X≤10	10<X≤12	12<X≤14	14<X≤16	16<X≤20	X>20
N	89%	91%	93%	94%	94%	97%	100%
N+1	67	72	74	75	78	84
N+2	31	37	37	37	44	50
N+3	20	21	21	21	21	21
N+4	10	10	10	10	10	10

Appendix B – Traditional Life Models and Assumptions	B-11

Milliman client Report

The assumed shock lapse rate at the end of 30th policy year is 100% for 30 year Level Term products.

The excess of the N+1 shock lapse over 15% was skewed towards the beginning of the N+1 policy year based on the following schedule:

N+1 Policy	Excess Shock Lapse Distribution Non-Graded ART Schedule
Month	Non-Annual Mode	Annual Mode
1	50%	20%
2	20	15
3	20	10
4	10	10
5	0	4
6	0	4
7	0	4
8	0	4
9	0	4
10	0	0
11	0	0
12	0	25

Policies that are in the grace period just after the level term period were set back to be in the last month of the level term period so that the appropriate shock lapse assumption is applied.

WL

Lapse rates are based on the recent experience of the Company based on a study period from 2010 to 2019 as well as our knowledge of similar products within the industry.

WL Base Policies

The lapse assumptions for WL business are summarized in the tables below.

	ISSUE AGE
Duration	0 - 9	10 - 19	20 - 29	30 - 39	40 - 49	50 - 59	60 - 69	70+
1	8.50%	14.00%	16.00%	16.00%	13.00%	10.00%	9.00%	7.00%
2	6.50	10.00	14.00	14.00	13.00	10.00	7.00	6.00
3	4.00	7.00	10.00	10.00	9.00	7.00	6.00	4.00
4	3.75	5.00	7.00	8.00	8.00	6.50	5.50	4.00
5-8	3.00	4.00	5.00	6.00	6.00	5.00	4.00	4.00
9-12	2.50	4.00	4.50	5.00	5.00	4.50	4.00	4.00
13-16	2.25	4.00	3.75	3.25	3.25	3.50	4.00	4.00
17+	3.00	3.00	3.00	3.00	3.00	3.00	3.00	3.00

Paid-up whole life policies reflect a 1.5% lapse rate per year once paid up.

Single premium whole life policies reflect a 1% lapse rate per year.

Appendix B – Traditional Life Models and Assumptions	B-12

Milliman client Report

Term Riders

The Term riders follow the same lapse assumptions as Term policies.

Expenses And commissions

Term

Acquisition expenses are as follows:

Per Policy Acquisition Expense
Issue Age	Band 2 $100,000 - $249,999	Band 3 $250,000 - $499,999	Band 4 $500,000 - $999,999	Band 5 $1,000,000+
18-35	$293.1	$293.1	$335.1	$335.1
36-50	293.1	293.1	442.1	442.1
51-64	293.1	293.1	430.1	430.1
65-69	386.1	386.1	439.1	439.1
70+	386.1	386.1	386.1	386.1

Percent of Premium Acquisition: 32.0%

Maintenance expenses and premium tax are as follows:

Maintenance Expense
Per Policy (fully allocated)	$67.00
Premium Tax	1.51%
Inflation	2.50%

The fully allocated maintenance expenses are reduced by 20% such that the projected expenses are at scale according to FBL’s budget after 10 years. The difference between the budget and total unit expenses are captured as unallocated in the appraisal results in Tables I-A and 1-B.

Commissions are as follows:

COMMISSIONS	1ST YEAR	RENEWAL YEAR
JVT14	15.45%	0.00%
CHTG18	73.10	4.70
All other plans	57.94	4.87

Appendix B – Traditional Life Models and Assumptions	B-13

Milliman client Report

WL

Acquisition expenses are as follows:

Per Policy Acquisition Expense – Single Premium
Issue Age	Band 1 $10,000 - $24,000	Band 2 $25,000 - $99,999	Band 3 $100,000+
0-15	$81.11	$81.11	$81.11
18-35	194.11	194.11	293.11
36-50	194.11	194.11	293.11
51-64	194.11	194.11	293.11
65-69	386.11	386.11	386.11
70+	386.11	386.11	386.11

Per Policy Acquisition Expense – Other Premium Periods
Issue Age	Band 1 $10,000 - $24,999	Band 2 $25,000 – $49,999	Band 3 $50,000 - $99,999	Band 4 $100,000 - $249,999	Band 5 $250,000+
0-15	$81.11	$81.11	$81.11	$81.11	$151.11
18-35	194.11	194.11	194.11	293.11	293.11
36-50	194.11	194.11	194.11	293.11	293.11
51-64	194.11	194.11	194.11	293.11	293.11
65-69	386.11	386.11	386.11	386.11	386.11
70+	386.11	386.11	386.11	386.11	386.11

EXPENSE	SINGLE PREMIUM	ALL OTHER
Percent of Premium Acquisition	1.28%	32.00%

Maintenance expenses and premium tax are as follows:

Maintenance Expense
Per Policy (Fully Allocated)	$78.00
Premium Tax	1.51%
Inflation	2.50%

The fully allocated maintenance expenses are reduced by 20% such that the projected expenses are at scale according to FBL’s budget after 10 years. The difference between the budget and total unit expenses are captured as unallocated in the appraisal results in Tables I-A and 1-B.

Commissions are as follows:

COMMISSIONS (% OF PREM)	1ST YEAR	RENEWAL YEAR
10P81, 611, 615, 617, 699J, SPLII, SURE, Term Riders	57.94%	4.87%
695, AC13SP, AL13SP, ALS01, SPL0, WLSPC	15.45%	0.00%
WL18SP	11.04%	0.00%
WL18LF, WL1815, WL1865	115.08%	4.73%
All other plans	96.57%	4.87%

Appendix B – Traditional Life Models and Assumptions	B-14

Milliman client Report

Statutory Reserves

Statutory reserves were calculated consistent with FBL’s reserving methodology. For level term products, the statutory reserve methodology prescribed under Regulation XXX is used for 2000 and later issues. X-factors were provided by FBL. The Regulation XXX reserves are generally on the way down from its reserve peak and the reserves not currently financed through an insurance captive by FBL.

Reinsurance

FBL cedes mortality risks via YRT in excess of retention limits. The retention limits are $1 million for issue ages under 65 and $0.75 million for issue ages over 65. Reinsurance on WL business is not modeled due to immateriality.

Reinsurance Summary for Term
($ in millions)
Reinsurer	Ceded Face	Ceded Reserve*
A	$5,342.0	$33.3
B	3,599.5	30.6
C	1,284.0	12.7
D	604.9	0.8
E	203.1	4.4
Other	450.9	1.6
Total	$11,484.4	$83.4

*Modeled amounts were used in lieu of missing actuals

TAX ReSERVES

Federal Income Tax:	21%

DAC Proxy Tax:	9.2% of future direct premium net of third party reinsurance cash flows amortized over fifteen years.

Tax Reserves:	Tax reserves are 92.81% of the statutory reserves floored at the cash value.

CASH VALUES

Cash Values were modeled for WL business. There are some term policies with ROP features which returns the cumulative paid premium as an endowment which are also modeled.

NON-MODELED

Reserves related to non-deduction of premium, accidental death benefits, disability waiver of premium benefits and other riders were not modeled.

Appendix B – Traditional Life Models and Assumptions	B-15

Milliman client Report

Appendix C – Universal Life Models and Assumptions

UL business

The following table summarizes the UL model inforce as of September 30, 2020, based on seriatim data provided by FBL.

FBL Universal Life Inforce Summary

As of September 30, 2020

($ in millions)

Segment	Plan	Description	Policy Count	Inforce Amount	Account Value	Cash Value	Statutory Reserve	Tax Reserve*
FlexPremUL	EXTEND	Extend Endowment (set with UL02)	36	$3.5	$2.1	$2.1	$2.1	$2.1
	LSUL1	LSUL	190	76.3	15.4	15.4	15.7	15.4
	LSUL6	LSUL06	181	99.6	15.4	15.0	15.5	15.5
	U132	Westflex	787	65.9	17.3	17.3	17.4	17.3
	U136	UL 100	468	34.8	7.8	7.8	7.8	7.8
	U151	SPWL(WFB)	78	6.7	5.1	5.1	5.1	5.1
	U901	ValueLife	2,674	196.2	47.1	47.0	47.1	47.1
	U921	ValueLifePlus	502	50.0	19.2	19.2	19.4	19.2
	UL02	UL02	1048	103.4	14.9	14.9	14.9	14.9
	UL05	UL05	4097	393.9	37.9	37.4	39.0	38.5
	UL10	UL10	6618	1,088.7	163.4	143.0	153.2	150.6
	UL15	Foundations UL	600	70.8	3.5	2.1	2.5	2.5
	UL84	OldUL	9,961	950.0	127.8	127.5	128.8	127.8
	UL96	OldUL	2464	182.6	28.7	28.6	28.9	28.7
	ULSG08	ULSG 2008	9,340	1,159.8	49.0	32.1	243.7	233.6
	ULSG12	ULSG 2012	4,177	438.0	25.2	13.5	48.6	45.1
	ULSG17	ULSG 2017	2966	357.2	3.8	1.1	1.6	2.2
FixedPremUL	CURLF	CRLF	5,985	$274.8	$139.8	$139.8	$139.8	$139.8
	DISCV	Discover	1,331	80.8	19.4	19.4	26.3	24.0
	LFPLS	LifePlus	46	2.3	0.7	0.7	0.8	0.7
	SINGL	SPWL(KFB)	640	21.4	9.2	9.2	11.4	10.7
	TRADUL	Traditional UL	364	24.6	14.6	14.6	17.5	14.6
IUL	IUL15	Foundations Indexed Universal Life	16727	$2,288.2	$131.9	$89.1	$97.1	$94.5
	IUL19	Foundations Indexed Universal Life 2019	3196	404.1	9.3	6.2	6.2	0.0
FDA	LVGTR	LTAs	1	n/a	$43.51	$43.51	$43.51	$43.51
	PRMDP	Premium Deposits	1	n/a	0.1	0.1	0.1	0.1
Total Actual			74,478	$8,373.7	$952.0	$851.8	$1,134.2	$1,101.4
Total Model			74,477	$8,483.5	$942.7	$845.8	$1,149.8	$1,101.4
Actual/Model			100%	99%	101%	101%	99%	100%

* Modeled amounts were used in lieu of missing actual tax reserve.

Appendix C – Universal Life Models and Assumptions	C-1

Milliman client Report

The business is modeled on a seriatim basis by reflecting plan, underwriting class, gender, issue age and issue year as described in the following table:

FBL UL Business
Business Modeled as of September 30, 2020
Model Plan	Gender	Risk Class*	Issue Age	Model Issue Years
EXTEND	M/F	N/PN/SM	Seriatim	2011-2020
LSUL1	M/F	N	Seriatim	1996-2007
LSUL6	M/F	N/PN/SM/SPN/PSM	Seriatim	2006-2013
U132	M/F	N/SM	Seriatim	1982-2020
U136	M/F	N/SM	Seriatim	1987-1996
U151	M/F	N/SM	Seriatim	1987-1988
U901	M/F	N/SM	Seriatim	1984-2020
U921	M/F	N/SM	Seriatim	1984-2012
UL02	M/F	N/PN/SM/SPN/PSM	Seriatim	2002-2008
UL05	M/F	N/PN/SM/SPN/PSM	Seriatim	2005-2011
UL10	M/F	N/PN/SM/SPN/PSM	Seriatim	2010-2016
UL15	M/F	N/PN/SM/SPN/PSM	Seriatim	2015-2019
UL84	M/F	N/PN/SM/SPN	Seriatim	1983-2015
UL96	M/F	N/PN/SM/SPN/PSM	Seriatim	1996-2020
ULSG08	M/F	N/PN/SM/SPN/PSM	Seriatim	2008-2013
ULSG12	M/F	N/PN/SM/SPN/PSM	Seriatim	2012-2018
ULSG17	M/F	N/PN/SM/SPN/PSM	Seriatim	2017-2020
CURLF	M/F	N/SM	Seriatim	1985-1996
DISCV	M/F	N/SM	Seriatim	1985-1994
LFPLS	M/F	N/SM	Seriatim	1995-1997
SINGL	M/F	N/SM	Seriatim	1986-1994
TRADUL	M/F	N/SM	Seriatim	2011-2015
IUL15	M/F	N/PN/SM/SPN/PSM	Seriatim	2015-2019
IUL19	M/F	N/PN/SM/SPN/PSM	Seriatim	2019-2020

*Risk Class Types:	N:	Standard Non-Smoker	PN:	Preferred Non-Smoker
	SM:	Standard Smoker	PSM:	Preferred Smoker
	SPN:	Super-Preferred Non-Smoker
	A:	Aggregate

Appendix C – Universal Life Models and Assumptions	C-2

Milliman client Report

VUL business

The following table summarizes the VUL model inforce as of September 30, 2020, based on seriatim data provided by FBL.

FBL VUL Inforce Summary
As of September 30, 2020
($ in millions)
Plan	Description	Policy Count	Inforce Amount	General Account Value	Separate Account Value	Cash Value	Statutory Reserve	Tax Reserve*
VU84	VUL 1996	6,829	$786.7	$39.3	$45.1	$84.4	$39.7	$84.4
VU96	VUL 1996	21,637	2,324.5	85.0	217.0	302.0	86.2	302.0
VUL02	VUL02	2,525	350.7	11.7	31.7	43.4	11.7	43.4
VUL05	VUL05	2,342	356.3	6.0	31.6	37.6	6.0	37.6
VUL08	VUL08	803	160.9	1.6	12.4	14.1	1.6	14.1
LVGTR	LTAs	1	n/a	$24.5	$0.0	$24.5	$24.5	$24.5
Total Actual		34,137	$3,979.2	$168.2	$337.9	$506.0	$169.7	$506.0
Total Model		34,136	$4,118.9	$169.5	$336.5	$506.0	$168.9	$506.0
Actual/Model		100%	97%	99%	100%	100%	100%	100%

* Modeled amounts were used in lieu of missing actuals.

The business is modeled on a seriatim basis by reflecting plan, underwriting class, gender, issue age and issue year as described in the following table:

FBL VUL Business
Business Modeled as of September 30, 2020
Model Plan	Gender	Risk Class*	Issue Age	Model Issue Years
VU84	M/F	N/PN/SM/SPN/PSM	Seriatim	1990-1997
VU96	M/F	N/PN/SM/SPN/PSM	Seriatim	1995-2020
VUL02	M/F	N/PN/SM/SPN/PSM	Seriatim	2002-2006
VUL05	M/F	N/PN/SM/SPN/PSM	Seriatim	2005-2008
VUL08	M/F	N/PN/SM/SPN/PSM	Seriatim	2008-2010

*Risk Class Types:	N:	Standard Non-Smoker	PN:	Preferred Non-Smoker
	SM:	Standard Smoker	PSM:	Preferred Smoker
	SPN:	Super-Preferred Non-Smoker
	A:	Unknown

Appendix C – Universal Life Models and Assumptions	C-3

Milliman client Report

NEW BUSINESS PRODUCTION

The following table summarizes the annualized premium production for UL based on the ten year sales forecast provided by FBL.

Production Assumptions ($ in millions)
Year Ending September 30th	IUL
2021	$25.8
2022	26.3
2023	27.9
2024	29.6
2025	31.3
2026	33.4
2027	35.4
2028	37.6
2029	39.7
2030	41.7

Mortality

Base Table:	2015 VBT ALB - 25 Year Select and Ultimate table, sex and smoker distinct Unisex assumption is 60% male – 40% female blend

Mortality factors were developed based on experience studies of FBL for the period 2010 through 2019 but with overall adjustments based on the more recent experience 2015 through 2019. Adjustments for old age grading were applied based on both the experience of FBL and trends that we have observed in the industry.

Mortality Factors

FACTORS BY DURATION AND ISSUE YEAR
Duration	Issued Post 1999	Issued Pre 2000
1-2	130.0%	100.0%
3	122.5	100.0
4	115.0	100.0
5	107.5	100.0
6-10	100.0	100.0
11+	95.0	100.0

FACTORS BY BAND
Band	Factor
$0 - $99,999.99	117.5%
$100,000 - $249,999.99	117.5
$250,000 - $499,999.99	107.5
$500,000+	107.5

Appendix C – Universal Life Models and Assumptions	C-4

Milliman client Report

FACTORS BY DURATION AND LINE OF BUSINESS
Duration	UL/ULSG	VUL
1-20	115%	95%
21-25	110	95
26-30	105	95
31+	105	95

FACTORS BY UNDERWRITING CLASS
	INITIAL FACTOR
Underwriting Class	Post 1999	Pre 2000	Ultimate Factor
Super Preferred Non-Tobacco	59%	59%	90%
Preferred Non-Tobacco	78	78	90
Non-Tobacco	112	95	100
Preferred Tobacco	80	80	90
Tobacco	100	100	100
Non-Tobacco Substandard	80 x Table Rating	80 x Table Rating	100
Tobacco Substandard	80 x Table Rating	80 x Table Rating	100
Unismoke (U)	90	90	100

Beginning in later of Attained Age 80 or the 10th policy year, geometric grade the product of all multiples (excluding future mortality improvement and mortality anti-selection) to the ultimate factor of the 2015 VBT ALB table by Attained Age 100.

Mortality Improvement

Mortality improvement is assumed for 20 years where the cumulative improvement factor is calculated with the specific attained age factor at any point in the future. For example: male, attained age 95, twenty years in the future, the factor is (1-.003) ^ 20. The improvement factors are as follows:

ATTAINED AGE	MALE	FEMALE
0-24	1.00%	1.00%
25-34	1.50	1.00
35-44	1.00	0.50
45-54	1.00	0.50
55-64	1.50	1.00
65-74	1.50	1.00
75-84	1.50	1.00
85-89	1.00	0.75
90-94	0.67	0.50
95-99	0.30	0.25
100+	0.20	0.20

Past mortality improvement of 3.25 years is assumed from the midpoint of the mortality study to the projection start date as of September 30, 2020, assuming the annual improvement rates specified in the table above.

Appendix C – Universal Life Models and Assumptions	C-5

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Mortality Anti-selection

Mortality anti-selection of 150% grading off to 100% over 10 years is applied to policies which fund the minimum premium required to keep the policy in-force.

LapseS and premiumS

Lapses

UL

Lapse rates are based on the recent experience of the Company based on a study period from 2010 to 2019 as well as our knowledge of similar products within the industry.

Flexible Premium UL

The lapse assumptions for flexible premium UL business without secondary guarantees are summarized in the table below.

	Issue Age
Duration	0 - 29	30 - 39	40 - 49	50 - 59	60 - 69	70+
1-5	3.00%	4.00%	3.50%	3.00%	2.25%	1.65%
6-10	2.75	3.75	3.75	3.50	2.25	2.00
11-15	2.75	3.50	3.50	3.00	2.50	2.00
16+	2.50	2.50	3.00	3.00	2.50	2.00

For flexible premium UL using the cash value accumulation test, the following lapse assumptions are assumed. This applies to plan UL10 with secondary plan code 212M1 and 21211.

▪	Non-Smoker: 2.88%

▪	Smoker: 3.75%

ULSG

For ULSG business, the following Lapse assumptions are assumed.

Duration	NS	S
1-5	1.50%	1.75%
6-10	1.50	1.75
11-15	1.35	1.50
16+	1.25	1.35

Appendix C – Universal Life Models and Assumptions	C-6

Milliman client Report

ULSG Dynamic Lapse

The base lapse rates as summarized in the above tables are adjusted for ULSG products while the secondary guarantee is in effect and the account value drops to zero or the secondary guarantee becomes paid up as follows:

ULSG Lapse Adjustment
Attained Age >=80, AV > $0 Premium Paying, AV <= $0 Paid Up, AV > $0	½Base lapse rate
Paid Up, AV <= $0	0%

Fixed Premium UL

For fixed premium UL business, the following lapse assumptions are assumed.

▪	Current Life, LFPLS, DISCV, Single UL: 2.50%

▪	Traditions UL: 2.80%

IUL

For index UL business, the following lapse assumptions are assumed.

Product	NS	S
GPV	5.75%	7.50%
CVAT	2.88	3.75

Premium

The projected premium assumption for the UL business was based on the Company’s experience. Target premium, last 12 months of collected premium, policy fees and modal loading were provided by the Company.

Flexible Premium UL

For UL products without secondary guarantees projected premiums are 100% of the last 12 months of collected premiums for each policy, except for UL84.

Appendix C – Universal Life Models and Assumptions	C-7

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For UL84, projected premiums are the target premium adjusted by the following multiples based on attained age.

Attained Age	% Target
25	75%
35	75
45	75
55	80
65	90
75	100
85	125
95	150

In addition, for UL84, when the account value is depleted, catch-up premium is assumed to keep the policies in-force. When catch-up premium commences, the lapse rates are increased by the rates summarized in the table below.

MINIMUM FUNDING LAPSE RATES
Attained	YEARS SINCE COMMENCEMENT OF MINIMUM FUNDING
Age	0	1	2+
0-49	4.50%	1.50%	0.75%
50-59	6.00	2.00	1.00
60-69	7.00	2.50	1.00
70-79	7.50	2.50	1.00
80+	8.00	2.50	1.00

ULSG

For ULSG policies in duration 1 at the valuation date, projected premiums are the higher of the last 12 months of collected premiums and the target premium for each policy. Otherwise, projected premiums are 100% of the last 12 months of collected premiums for each policy. Premiums are assumed to be level throughout until the no-lapse guarantee is paid up. Further, policies are not assumed to fund the premium under an annual renewal schedule in the event that the no lapse guarantee and the fund values are exhausted. Based on an analysis of the premium required to keep the policy in force (very high on average) we assumed all policy would lapse in this event.

Fixed Premium UL

For fixed premium UL, projected premiums are 100% of the last 12 months of collected premiums for each policy.

IUL

For IUL policies in duration 1 at the valuation date, projected premiums are 200% of the target premium in the first projected year, and 100% of the target premium thereafter. Otherwise, projected premiums are the last 12 months of collected premiums for each policy, adjusted by 2% premium suspension and floored at the target premium.

Appendix C – Universal Life Models and Assumptions	C-8

Milliman client Report

VUL

Lapse rates are based on the recent experience of the Company with study period from 2010 to 2019 as well as our knowledge of similar products within the industry.

The lapse assumptions for VUL business are summarized in the table below.

	Issue Age
Duration	0 - 29	30 - 39	40 - 49	50 - 59	60 - 69	70+
1-5	4.50%	6.50%	5.50%	4.75%	5.00%	1.50%
6-10	4.00	5.50	5.50	4.50	5.25	1.75
11-15	3.50	3.75	3.75	3.50	4.00	2.50
16+	3.00	3.00	3.25	4.00	3.50	3.50

Premium

The projected premium assumption for the VUL business was based on the Company’s experience. Target premium, last 12 months of collected premium, policy fees and modal loading were provided by the Company.

For VUL, projected premiums are 85% of the last 12 months of collected premiums for each policy.

Credited Rates

Model credited rate is set to the projected net investment earned rate less target spread, subject to minimum guarantees. USLG08, ULSG12 and ULSG17 are assumed to credit the guaranteed rate throughout the projection as per FBL’s current credited rate policy.

Appendix C – Universal Life Models and Assumptions	C-9

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UL

FBL - Summary of Credited Rates
As of September 30, 2020
($ in millions)
	Plan	Account Value	Weighted Average Credited Rate	Guaranteed Rate	Target Spread
FlexPremUL	EXTEND	$2.1	4.00%	4.00%	2.00%
	LSUL1	15.4	4.50	4.50	2.00
	LSUL6	15.4	4.00	4.00	1.25
	U132	17.3	4.00	4.00	2.40
	U136	7.8	4.00	4.00	2.60
	U151	5.1	3.65	3.25	2.50
	U901	47.1	4.00	4.00	2.50
	U921	19.2	4.25	4.25	2.00
	UL02	14.9	4.00	4.00	2.00
	UL05	37.9	4.00	4.00	1.25
	UL10	163.4	3.00	3.00	0.95
	UL15	3.5	3.00	2.00	0.40
	UL84	127.8	4.50	4.50	2.00
	UL96	28.7	4.50	4.50	2.00
	ULSG08	49.0	3.00	3.00	n/a
	ULSG12	25.2	3.00	3.00	n/a
	ULSG17	3.8	2.00	2.00	n/a
FixedPremUL	CURLF	$139.8	3.00%	3.00%	1.95%
	DISCV	19.4	3.00	3.00	2.00
	LFPLS	0.7	3.00	3.00	2.00
	SINGL	9.2	3.00	3.00	2.00
	TRADUL	14.6	3.00	3.00	0.50
IUL	IUL15	$131.9	3.50%	1.00%	0.00%
	IUL19	9.3	3.50	1.00	0.00
Total		$908.4	3.54%	3.15%	1.41%

VUL

FBL - Summary of GA Credited Rates
As of September 30, 2020
($ in millions)
	Plan	General Account Value	Weighted Average Credited Rate	Guaranteed Rate	Target Spread
VUL	VU84	$39.3	4.50%	4.50%	2.77%
	VU96	85.0	4.44	4.44	2.62
	VUL02	11.7	4.00	4.00	2.77
	VUL05	6.0	4.00	4.00	2.77
	VUL08	1.6	4.00	4.00	2.67
Total		$143.6	4.36%	4.36%	2.67%

Appendix C – Universal Life Models and Assumptions	C-10

Milliman client Report

VUL Fund Allocations

The following table summarizes the fund mix for the inforce VUL as of September 2020. The assumed SA returns are 8% for equity funds, 6.40% for balanced funds and 4% for bond funds.

VUL Inforce – BREAKDOWN by FUND
Fund	Fixed	Equity	Balanced	Bond
Allocation	33.2%	41.1%	18.8%	6.9%

The M&E Fees are as follows:

PLAN	M&E FEES TO VARIABLE ACCOUNTS
VUL08	0.90%
All other plans	1.2% (y<10), 0.3% after

Expenses

UL

The acquisition expenses are as follows:

Acquisition Expense
Percent of Premium Acquisition up to Threshold	56.00%
Percent of Premium Acquisition in Excess of Threshold	2.30%
Per Policy	$51.00
Per Unit	1.38

The maintenance expenses and premium tax are as follows:

Maintenance Expenses
Segment	Per Policy (Fully Allocated)	Premium Tax	Inflation Rate
All UL	$130	1.51%	2.5%

The fully allocated maintenance expenses are reduced by 20% such that the projected expenses are at scale according to FBL’s budget after 10 years. The difference between the budget and total unit expenses are captured as unallocated in the appraisal results in Tables I-A and 1-B

Appendix C – Universal Life Models and Assumptions	C-11

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VUL

The maintenance expenses are as follows:

Maintenance Expenses
Segment	Per Policy	Premium Tax	Inflation Rate
All VUL	$52	1.51%	2.5%

Appendix C – Universal Life Models and Assumptions	C-12

Milliman client Report

The fully allocated maintenance expenses are reduced by 20% such that the projected expenses are at scale according to FBL’s budget after 10 years. The difference between the budget and total unit expenses are captured as unallocated in the appraisal results in Tables I-A and 1-B.

Product Features

The major product features are summarized in the following table.

Segment	Plan	Description	EMO	Ins Period	Surrender Charge Period	Loads % of Excess	Loads % of Target	Load per Policy	Load Per Unit	NLG Benefit Period (yrs)
FlexPremUL	EXTEND	Extend Endowment (set with UL02)	No	A121	No SC	0%	0%	$36	No	0
	LSUL1	LSUL	No	A95	No SC	7%	7%	$72	No	0
	LSUL6	LSUL06	No	A121	No SC	7%	7%	$72	No	0
	U132	Westflex	No	A95	No SC	7.5%	7.5%	$0	No	0
	U136	UL 100	No	A100	15 years	4%	4%	$72	No	0
	U151	SPWL(WFB)	No	A95	8 years	0%	0%	0	No	0
	U901	ValueLife	No	A95	No SC	7%	7%	36	No	0
	U921	ValueLifePlus	No	A95	No SC	7%	7%	36	No	0
	UL02	UL02	No	A115	6 years	2%	7%	$120 (yr 1), $60 after	Yes	0
	UL05	UL05	No	A121	10 years	0%	7%	$72 (yr 1), $36 (yr 2-10), $0 after	Yes	Max(10, years to Attained Age 65)
	UL10	UL10	No	A121	10 to 15 years	0% for pre-Aug 2013 issues, 3% otherwise	5%	$72 (yr 1), $36 (yr 2-15), $0 after	Yes	10-15
	UL15	Foundations UL	No	A121	9 years	6%	6%	$95	Yes	10
	UL84	OldUL	No	A95	No SC	7%	7%	$36	No	0
	UL96	OldUL	No	A95	No SC	7%	7%	$36	No	0
	ULSG08	ULSG 2008	No	A121	19 years	15%	15%	$144	Yes	A120
	ULSG12	ULSG 2012	No	A121	19 years	15%	15%	$144	Yes	A120
	ULSG17	ULSG 2017	No	A121	19 years	15% (yr 1), 0% after	15%	$144	Yes	A121
FixedPremUL	CURLF	CRLF	No	A95	No SC	2%	2%	$0	Yes	0
	DISCV	Discover	No	A100	No SC	11.5%	11.5%	$30	No	0
	LFPLS	LifePlus	No	A100	10 years	11.5%	11.5%	$30	No	0
	SINGL	SPWL(KFB)	No	A100	No SC	11.5%	11.5%	30	No	0
	TRADUL	Traditional UL	No	A121	No SC	9% (yr 1), 0% after	9% (yr 1), 0% after	$0	No	0
IUL	IUL15	Foundations Indexed Universal Life	No	A121	9 years	6%	6%	$96 (yr 1), $36 after	Yes	10
	IUL19	Foundations Indexed Universal Life 2019	No	A121	11 years	6%	6%	$96 (yr 1), $36 after	Yes	11

Segment	Plan	Description	EMO	Ins Period	Surrender Charge Period	Loads % of Excess	Loads % of Target	Load per Policy	Load Per Unit	NLG Benefit Period (yrs)
VUL	VU84	VUL 1996	No	A95	No SC	7%	7%	$36	Yes	0
	VU96	VUL 1996	No	A95	No SC for FBL, 6 years for AMP	7%	7%	FBL: $36 (iss yr 1988-2020), $0 otherwise AMP: $60 (iss yr 1988-2004), $84 (iss yr 2005-2020), $0 otherwise	Yes	0
	VUL02	VUL02	No	A95	6 years	7%	7%	$84	Yes	0
	VUL05	VUL05	No	A95	6 years	7.0%	7.0%	$84	Yes	0
	VUL08	VUL08	No	A95	6 years	0%	0%	FBL: $180 (yr 1-10), $0 after AMP: $60	Yes	0

Appendix C – Universal Life Models and Assumptions	C-13

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Commissions

UL

Plan	Commission% Up to Target Premium
All Non-TradUL Plans	Issue age 70 and under: Issue age 71-75: Issue age 76+:	96.57% (yr 1), 4.87% after 77.26% (yr 1), 4.87% after 57.94% (yr 1), 4.87% after
TradUL	Issue age 80 and under: Issue age 81-85: Issue age 86+:	15.45% (yr 1), 0% after 9.66% (yr 1), 0% after 5.79% (yr 1), 0% after

Plan	Commission% Premium Excess of Target
All Non-TradUL Plans	7.73% (yr 1), 4.87% after
TradUL	Issue age 80 and under: Issue age 81-85: Issue age 86+:	15.45% (yr 1), 0% after 9.66% (yr 1), 0% after 5.79% (yr 1), 0% after

VUL

Commission%
Up to Target Premium	86.42% (yr 1), 5% after
Excess of Target	86.42% (yr 1), 5% after

Appendix C – Universal Life Models and Assumptions	C-14

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Policy Loans

FBL – Summary of policy loans

As of September 30, 2020

($ in millions)

		Policy	Credited	Earned
	Plan	Loan	Rate	Rate
FlexPremUL	EXTEND	$0.0	4.50%	7.99%
	LSUL1	0.1	4.50	7.99
	LSUL6	0.1	4.50	7.99
	U132	0.5	3.16	4.84
	U136	0.4	3.16	4.84
	U151	0.9	3.16	4.84
	U901	1.1	4.00	8.00
	U921	0.2	4.25	8.00
	UL02	0.6	4.00	4.50
	UL05	1.4	4.00	4.50
	UL10	2.6	3.00	4.50
	UL15	0.0	4.00	4.25
	UL84	2.0	4.50	7.99
	UL96	0.8	4.50	7.99
	ULSG08	0.3	3.00	6.00
	ULSG12	0.1	3.00	6.00
	ULSG17	0.0	2.00	7.40
FixedPremUL	CURLF	$0.3	3.16%	4.84%
	DISCV	0.1	3.00	4.45
	LFPLS	0.0	3.00	4.45
	SINGL	0.0	3.00	4.45
	TRADUL	0.0	3.00	4.50
IUL	IUL15	$0.0	0.00%	0.00%
	IUL19	0.0	0.00	0.00
Total		$11.4	3.72%	5.90%

FBL - Summary of Policy Loans

As of September 30, 2020

($ in millions)

		Policy	Credited	Earned
	Plan	Loan	Rate	Rate
VUL	VU84	$1.6	4.50%	8.00%
	VU96	8.9	4.37	7.09
	VUL02	2.6	4.00	4.49
	VUL05	1.7	4.00	4.49
	VUL08	0.8	4.00	4.49
Total		$15.6	4.26%	6.33%

Statutory Reserves

Statutory reserves were calculated consistent with FBL’s reserving methodology.

Appendix C – Universal Life Models and Assumptions	C-15

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Reinsurance

FBL cedes mortality risks via YRT in excess of retention limits. The retention limits are $1 million for issue ages under 65 and $0.75 million for issue ages over 65. Reinsurance on VUL business is not modeled due to immateriality.

Reinsurance Summary for UL

($ in millions)

Reinsurer	Ceded Face	Ceded Reserve*
A	$339.9	$1.6
B	328.6	0.8
C	97.8	0.4
D	40.8	0.1
E	29.1	0.0
Other	97.1	0.2
Total	$933.3	$3.1

*Modeled amounts were used in lieu of missing actuals

TAX ReSERVES

Federal Income Tax:	21%

DAC Proxy Tax:	9.2% of future direct premium net of third party reinsurance cash flows amortized over fifteen years.

Tax Reserves:	Tax reserves are equal to 92.81% of the statutory reserve floored at the cash value.

NON-MODELED

Reserves related to non-deduction of premium, accidental death benefits, disability waiver of premium benefits and other riders were not modeled.

Appendix C – Universal Life Models and Assumptions	C-16

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Appendix D – Annuity Models and Assumptions

Deferred Annuities

The following table summarizes the modeled deferred annuity inforce as of September 30, 2020, based on seriatim data provided by the Company. Note that production for payout annuities are mapped into FIA due to materiality.

Deferred Annuity Inforce as of September 30, 2020 ($ in millions)
Model Plan	Description	Count	Account Value	Cash Value	GLWB	GMDB	GMIB	Stat Reserve
FIA
AGLTY6	Agility6 Single Premium FIA	13	$0.6	$0.6	$0.0	$0.0	$0.0	$0.6
FIDX17	AccumuLock Flexible Premium FIA	4,096	411.9	381.8	325.2	0.0	0.0	397.6
FINDX	Asset Guardian Flexible Premium FIA	126	6.7	6.7	0.0	0.0	0.0	6.7
IDX12	Income Guard Single Premium FIA	3,694	401.8	384.8	393.6	0.0	0.0	407.0
Total FIA		7,929	$821.0	$773.9	$718.9	$0.0	$0.0	$811.8
Individual FA
INTBR	Interest Builder FPDA	200	$6.3	$6.3	$0.0	$0.0	$0.0	$6.3
KAN06	Kansas Annuities	3,157	283.6	283.6	0.0	0.0	0.0	283.6
MV4	Select IV MYGA 4 SPDA	3,019	320.5	307.4	0.0	0.0	0.0	309.9
NEWM8	New Money 8	47	3.1	3.1	0.0	0.0	0.0	3.1
OldAnn	Old Annuities	15,502	729.5	729.5	0.0	0.0	0.0	729.5
POR10	Select IV Portfolio 10 FPDA	12,555	663.5	654.9	0.0	0.0	0.0	655.0
PORT0	Portfolio FPDA	57	17.9	17.9	0.0	0.0	0.0	17.9
PORT6	Select IV Portfolio 6 FPDA	6,685	325.2	323.4	0.0	0.0	0.0	323.4
DA01N	Miscellaneous Deferred Annuities	16	0.1	0.1	0.0	0.0	0.0	0.1
LVGTR, DIVACC	LTA Allocated to Annuities	2	33.4	33.4	0.0	0.0	0.0	33.4
SYSW	Systematic Withdrawals	23	1.2	1.2	0.0	0.0	0.0	1.2
FIX, FLOAT	FHLB Advances	214	626.5	626.5	0.0	0.0	0.0	626.5
Total Individual FA		41,477	$3,010.9	$2,987.4	$0.0	$0.0	$0.0	$2,990.0
VA
VA94N, VA94Y	FBL VA94	3,400	$223.2	$223.2	$0.0	$257.9	$0.0	$223.2
VA02N, VA02Y	FBL VA02	4,020	234.1	234.1	0.0	239.9	0.0	234.1
VA08N, VA08Y	FBL VA08	801	55.3	55.3	0.0	56.8	12.3	55.3
VA94N, VA94Y	ET-I VA	1,050	49.7	49.7	0.0	58.1	0.0	49.7
VA02Y	ET-I VA	15	0.3	0.3	0.0	0.3	0.0	0.3
VA08N, VA08Y	ET-I (2008) VA	29	1.5	1.5	0.0	1.5	0.5	1.5
LVGTR	LTVA	1	2.5	2.5	0.0	0.0	0.0	2.5
Total VA		9,316	$566.5	$566.5	$0.0	$614.5	$12.8	$566.5
Group FA
DAF	Deposit administration funds	984	$191.9	$191.9	$0.0	$0.0	$0.0	$191.9
INTER	RPS Deferred Vested	113	7.6	7.6	0.0	0.0	0.0	7.6
401K, 401K1, DFVES	Group PEN	900	28.9	28.9	0.0	0.0	0.0	28.9
Total Group FA		1,997	$228.5	$228.5	$0.0	$0.0	$0.0	$228.5
Total Deferred Annuities		60,719	$4,627.0	$4,556.3	$718.9	$614.5	$12.8	$4,596.8
Modeled		60,500	4,628.1	$4,557.8				$4,594.4
Actual / Modeled		100.4%	100.0%	100.0%				100.1%

Appendix D – Annuity Models and Assumptions	D-1

Milliman client Report

New Business Production

The following table summarizes the annual premium production for deferred annuities based on the ten-year sales forecast provided by FBL.

PRODUCTION ASSUMPTIONS ($ IN MILLIONS)
Year Ending September 30th	FA	FIA
2021	$25.3	$152.4
2022	25.3	158.8
2023	25.5	166.6
2024	25.8	174.6
2025	26.2	182.6
2026	26.6	190.7
2027	27.0	198.8
2028	27.5	205.4
2029	28.1	214.0
2030	28.8	221.9

Model Assumptions

Lapse Rates

Lapse rates are based on experience studies, pricing assumptions and typical industry assumptions and trends we have observed in the industry.

FIA

1.	FIA without GLWB: The Agility6 is a single premium indexed annuity with 6-year surrender charge period sold as an accumulation annuity, with no GLWB rider.

LAPSE RATES –FIA WITHOUT GLWB
	DURATION
Plan	1	2	3	4	5	6	7	8	9	10	11	12+
Agility6	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	10.0%	10.0%	10.0%	10.0%	10.0%

A shock lapse rate of 80% is assumed at the end of the surrender charge period.

The Flexible Premium FIA, sold from 2005 to 2008, does not have a GLWB. All of these contracts are out of surrender charge period. The assumed lapse rate is 3.70%.

2.	FIA sold with GLWB: the Income Guard and AccumuLock products are sold with a GLWB rider, where the policyholder may choose to activate the rider (start accumulation) based on a minimum account value and attained age. These plans have a 9-year surrender charge period.

Appendix D – Annuity Models and Assumptions	D-2

Milliman client Report

LAPSE RATES – INCOME GUARD, ACCUMULOCK FIA BY GLWB STATUS
	DURATION
GLWB Status	1	2	3	4	5	6	7	8	9	10	11	12+
GLWB not activated	2.50%	2.75%	3.00%	3.25%	3.50%	3.75%	4.00%	4.25%	4.50%	4.75%	5.00%	10.00%
GLWB, accumulation phase	1.25	1.38	1.50	1.63	1.75	1.88	2.00	2.13	2.25	2.38	2.50	5.00
GLWB, payout phase	1.25	1.38	1.50	1.63	1.75	1.88	2.00	2.00	2.00	1.00	1.00	1.00

For contracts that have not activated the GLWB, there is a 20% shock lapse that applies at the beginning of year 10. If the GLWB has been activated, but has not yet started the payout phase, the shock lapse rate is 15%; for contracts with GLWB in payout phase, no shock lapse is assumed.

The lapse rate is set to 0% once the AV is zero, after GLWB payouts begin.

FA

The assumption is consistent with the Company’s current best estimate lapse assumptions for the FA and reflect recent experience.

The MYGA4 has a 4-year guaranteed interest rate period; at the end of four years, the policyholder may renew into a new 4-year guarantee period (with surrender charges that also re-start), or renew to an ultimate bucket with no surrender charges and no rate guarantee period. The plan is modeled assuming that at the end of the guarantee period, remaining contracts renew for a new 4-year period.

The lapse rates are shown in the table below.

LAPSE RATES – MYGA4 FIXED DEFERRED ANNUITY, 4-YEAR GUARANTEE PERIOD
Duration	Lapse Rate
1	1.00%
2	2.00
3	2.00
4	50.00

For FA products other than MYGA4, the lapse rates are higher in the first 3 years of the projection, reflecting recent experience, and then revert to a lower level that is more in line with long-term expected levels. Lapse rates also differ by guaranteed rate (under 3.00% versus 3.00% and above) and the point in the surrender charge period.

The following assumptions apply to the business with guarantees under 3.00%. Business with guarantees at 3.00% or higher are out of the surrender charge period and a 2.00% lapse rate is assumed in all years.

LAPSE RATES – FA, GUARANTEED INTEREST < 3.00%
		LAPSE RATE
Plan	Projection Year	Within SC Period	Shock Lapse	Ultimate
Portfolio 6	1-3	2.00%	20.00%	6.00%
	4+	1.50	15.00	4.50
Portfolio 10, Other	1-3	2.00%	15.00%	6.00%
	4+	1.50	11.25	4.50

Appendix D – Annuity Models and Assumptions	D-3

Milliman client Report

VA

Lapse assumptions for VA vary by the length of the surrender charge period, however, the Company is no longer selling these products and nearly all of the contracts are beyond the surrender charge period.

LAPSE RATES – VA
Surrender	DURATION
Charge Period	1	2	3	4	5	6	7	8	9	10	11	12+
6 Years	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%	15.00%	4.50%	4.50%	4.50%	4.50%	4.50%
7 Years	4.00	4.00	4.00	4.00	4.00	4.00	4.00	15.00	4.50	4.50	4.50	4.50
8 Years	4.00	4.00	4.00	4.00	4.00	4.00	4.00	4.00	15.00	4.50	4.50	4.50

The LVGTR plan is assumed to have 0% lapse rate in projection years 1 through 10, and 5% per year thereafter.

Group Deferred Annuities

We used the Company’s lapse assumptions for the group deferred annuities, which are connected with retirement savings or pension plans. The assumptions are summarized in the following table.

LAPSE RATES – GROUP DEFERRED ANNUITIES
Plan	Description	Lapse Rate
401K	Group deferred annuity, where withdrawals are retirement distributions or transfers between 401k options	32% per year
DFVES		0%
DAF	Group deferred annuities, FBL employees	11% per year
FIX	FHLB	0%
FLOAT	FHLB	0%
INTER	Deferred annuity funded by a defined benefit pension plan, with payouts starting at age 65	Attained Age 0-63, 0%; 64-69, 98%, 70, 100%

Interest-Sensitive Dynamic Lapse Adjustments

We used our standard interest-sensitive dynamic lapse adjustment. The interest-sensitive dynamic lapse adjustment is an additive adjustment to the base lapse rate for FA. The excess lapse adjustment is capped at an annual rate of 60% and floored at 0%.

Appendix D – Annuity Models and Assumptions	D-4

Milliman client Report

The dynamic lapse adjustment is given by:

Excess (annual) Lapse % = min[ 0.6, 0.01 * max(0, 2.25 * (min {A, B})^2) ]

Where

A = max(MR – CR – SC/4, 0)

B = max(MR – CR – 0.50, 0)

MR = competitor rate * 100, where competitor rate for MYGA4 is the 5-year Treasury rate and for the flexible premium plans, the 7-year Treasury plus 100 bp

CR = credited rate * 100

SC = (1 – CV/AV) * 100

ITM Dynamic Lapse Adjustments

FIA contracts with GLWB are subject to a dynamic lapse adjustment that reflects the degree to which the GLWB benefit base is in the money. We used the Company’s formula. The ITM dynamic lapse adjustment is multiplicative (multiplied by the base lapse rate plus any shock lapse) and is floored at 10%, if triggered.

Max(0.1, 1 – 1.25 x (GLWBITM% - 1.1))

Where

GLWBITM% = Benefit Base / Account Value

Partial Withdrawals

The partial withdrawal rate assumption varies by product type, as described below. For all products, except the group deferred annuities, 50% of partial withdrawals are assumed to be penalty-free, if within the surrender charge period. The assumptions do not vary by tax-qualified status. Rates are based on the Company’s experience.

FIA

For contracts with no (or non-activated) GLWB, 3.25% in all years

For contracts with activated GLWB, 0%

FA

MYGA4 – 1.00%

All Other – As with full surrenders, the partial withdrawal assumptions differ by the projection year, the guaranteed interest rate, and whether the policy is within or out of the surrender charge period.

Appendix D – Annuity Models and Assumptions	D-5

Milliman client Report

All business with guaranteed rate of 3.00% of higher is out of the surrender charge period. The partial withdrawal is assumed to be 3.50% in projection years 1-3 and 3.25% thereafter (level without a shock lapse) for such contracts.

For business with guaranteed rate less than 3.00%, the assumptions are shown in the following table:

PARTIAL WITHDRAWALS FOR FA, GUARANTEED INTEREST < 3.00%
Projection Year	Within SC Period	Shock Lapse	Ultimate
1-3	3.50%	9.75%	3.50%
4+	3.25%	9.50%	3.25%

VA:                        2.25%

Group Deferred Annuities:    the only partial withdrawals assumed are for the FIX and FLOAT plans, where it is assumed that interest is withdrawn.

GLWB Utilization Rates

For contracts with GLWB in payout phase as of the valuation date, the full utilization of the maximum benefit withdrawal amount is assumed to apply immediately. Contracts that have not begun taking withdrawal benefits are segmented into deferral periods, depending on issue age and the GLWB roll-up percent, as summarized below. Each such contract was randomly assigned to a deferral period using a Monte Carlo approach.

Table of GLWB Utilization by Deferral Period 6% or 7% ROLL-UP
	DEFERRAL PERIOD
Issue Age	1	6	11	21	Never
0 to 54	0.00%	0.00%	10.00%	85.00%	5.00%
55 to 64	2.63	10.53	43.42	33.42	10.00
65 to 74	6.41	35.26	41.67	8.66	8.00
75 to 84	18.04	51.55	20.62	2.79	7.00
85+	23.75	68.75	5.00	0.00	2.50

Table of GLWB Utilization by Deferral Period 4% ROLL-UP
	DEFERRAL PERIOD
Issue Age	1	6	11	21	Never
0 to 54	0.00%	0.00%	10.00%	80.00%	10.00%
55 to 64	1.52	12.12	43.94	32.42	10.00
65 to 74	3.82	36.26	40.08	11.84	8.00
75 to 84	13.59	58.42	20.38	0.61	7.00
85+	17.50	75.00	2.50	0.00	5.00

As modeled, the withdrawals start at the beginning of the deferral year. For example, a deferral period of 6 years means that the rider was in accumulation phase for 5 full years before withdrawals commenced.

Appendix D – Annuity Models and Assumptions	D-6

Milliman client Report

Crediting Strategy

FIA

There are two indexed fund options for the flexible premium FIAs: an annual point-to-point and a monthly averaging based on the S&P 500 and subject to a cap. The Agility6, which is a single premium annuity, offers a 2-year point-to-point strategy. As of September 2020, about 50% of the account value was in the monthly averaging strategy, 37% in the point-to-point, and 14% in the fixed account.

For modeling purposes, all indexed funds are credited interest based on an option budget approach, where the option budget is based on the net investment earnings rate less the target spread. The credited interest is 120% of the option budget to reflect an equity kicker.

Indexed Annuity Fund Balances
Plan	Fund	AV ($millions)	Guar Int/Min Cap	Curr Int/Cap	Target Spread
AGLTY6	2YPTP	$0.6	1.00%	?	2.90%
FIDX17	FIXED	39.3	1.00	1.49	1.80
FIDX17	FIXED	2.5	1.50	1.50	1.80
FIDX17	1YPTP	171.1	1.00	3.81	1.73
FIDX17	MAVG	199.0	1.00	4.54	1.73
FINDX	MAVG	6.7	6.00	6.00	1.73
IDX12	FIXED	73.0	1.00	1.90	1.90
IDX12	1YPTP	129.1	1.00	3.72	1.73
IDX12	MAVG	199.6	1.00	4.44	1.73
Total		$821.0	1.04%	3.85%	1.75%

FA

The credited interest rate is at the guarantee for about 86% of the FA block, based on the account value inforce as of September 30, 2020. Of the current-selling plans, the MYGA4 is a new money product, while the Portfolio 6 and Portfolio 10 has a portfolio crediting strategy. The table below summarizes the crediting rates and target spreads.

FA– Current and Guaranteed Interest Rates
Plan	AV ($millions)	AV at Guar ($millions)	Guar Int	Avg Curr Int	Target Spread	Strategy
MV4	$288.4	$0.0	1.00%	2.09%	1.28%	N
MV4	32.1	0.0	1.50	2.21	1.28	N
PORT6	171.3	171.3	1.00	1.00	2.11	P
PORT6	2.2	2.2	1.50	1.50	2.11	P
PORT6	5.3	5.3	2.00	2.00	2.11	P
PORT6	12.2	12.2	2.10	2.10	2.11	P
PORT6	7.2	7.2	2.65	2.65	2.11	P
PORT6	127.0	127.0	3.00	3.00	2.11	P
POR10	316.0	316.0	1.00	1.00	1.76	P
POR10	5.5	5.5	1.50	1.50	1.76	P
POR10	0.0	0.0	1.60	1.60	1.76	P
POR10	14.9	14.9	2.00	2.00	1.76	P
POR10	35.6	35.6	2.10	2.10	1.76	P
POR10	0.0	0.0	2.25	2.25	1.76	P
POR10	30.4	30.4	2.65	2.65	1.76	P

Appendix D – Annuity Models and Assumptions	D-7

Milliman client Report

FA- CURRENT AND GUARANTEED INTEREST RATES
Plan	AV ($millions)	AV at Guar ($millions)	Guar Int	Avg Curr Int	Target Spread	Strategy
POR10	260.9	260.9	3.00	3.00	1.76	P
NEWM8	1.0	1.0	1.00	1.00	0.14	N
NEWM8	0.9	0.9	1.50	1.50	0.14	N
NEWM8	1.2	1.2	2.00	2.00	0.14	N
PORT0	9.6	9.6	1.00	1.00	1.66	P
PORT0	0.3	0.3	1.50	1.50	1.66	P
PORT0	0.3	0.3	2.00	2.00	1.66	P
PORT0	0.0	0.0	2.10	2.10	1.66	P
PORT0	0.1	0.1	2.65	2.65	1.66	P
PORT0	7.7	7.7	3.00	3.00	1.66	P
INTBR	3.7	0.0	1.00	1.95	1.75	P
INTBR	0.7	0.0	1.50	2.13	1.75	P
INTBR	1.9	0.0	2.00	2.47	1.75	P
INTBR	0.0	0.0	3.00	3.00	1.75	P
KAN06	283.6	283.6	4.00	4.01	2.20	P
OLDANN	14.9	14.9	1.00	1.00	2.21	P
OLDANN	2.6	2.6	1.50	1.50	2.21	P
OLDANN	40.6	40.6	2.00	2.00	2.21	P
OLDANN	0.4	0.4	2.50	2.50	2.21	P
OLDANN	483.3	483.3	3.00	3.01	2.21	P
OLDANN	0.5	0.5	3.50	3.50	2.21	P
OLDANN	78.8	78.8	4.00	4.00	2.21	P
OLDANN	81.7	81.7	4.50	4.50	2.21	P
OLDANN	1.3	1.3	5.00	5.00	2.21	P
OLDANN	25.1	25.1	5.50	5.50	2.21	P
DA01N	0.1	0.1	3.00	3.00	2.20	P
Total	$2,349.7	$2,022.9	2.47%	2.62%	1.93%

VA Fund Allocations

The following table summarizes the fund mix for the inforce VA as of September 2020. The interest credited on the fixed account is at the guaranteed minimum rate of 3.00%.

VA Inforce – BREAKDOWN by FUND
Fund	Fixed	Large Cap	Mid Cap	Small Cap	Balanced	Bond
Allocation	39%	30%	9%	4%	9%	9%

Mortality

The mortality assumption for all of the deferred annuity business, except the group deferred annuities, is 80% of the 2012 IAM Basic table, with G2 improvement scale. The assumption is based on the overall experience for the deferred annuity business.

For the VA, in particular, the stand-alone experience did not indicate higher mortality than for all deferred annuities, despite the fact that over 90% of the VA have some form of GMDB in excess of return of premium. Therefore, we believe it is reasonable to use the common assumption for the entire block.

Appendix D – Annuity Models and Assumptions	D-8

Milliman client Report

For the group deferred annuities, no mortality is assumed.

Renewal Premiums

The following table shows the assumed renewal premiums for the deferred annuities, expressed as a percentage of account value:

DEFERRED ANNUITY RENEWAL PREMIUMS
Plan	Renewal Premium, as Percent of Account Value
KAN06	2.00%
OLDANN	0%, if guaranteed interest < 3% 2.00%, if guaranteed interest >= 3%
POR10	2.00%
PORT6	2.00%
FIDX17	4.00% 0% for contracts that have GLWB in payout phase
VA	1.00% for Company AMP 4.00% for Company FBL

Tax Qualified

Thirty-three percent (33%) of the FIA and FA new business is assumed to be tax-qualified.

Commissions

Percent of premium commissions are shown in the table below.

COMMISSION RATES - % of PREMIUM
LOB	Plan	Issue Age	DURATION
			1	2	3	4	5	6	7	8	9	10	11+
FIA	AGILITY6	0-80	3.27%	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
		81+	2.30	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
	AccumuLock	0-80	4.89	4.59%	4.59%	4.59%	4.59%	4.59%	4.59%	4.59%	4.59%	2.29%	2.29%
		81+	3.91	3.61	3.61	3.61	3.61	3.61	3.61	3.61	3.61	1.81	1.81
FA	MYGA4	0-80	2.30	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
		81+	1.65	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
	Portfolio 6	0-80	3.59	3.29	3.29	3.29	3.29	3.29	1.65	1.65	1.65	1.65	1.65
		81+	2.30	2.00	2.00	2.00	2.00	2.00	1.00	1.00	1.00	1.00	1.00
	Portfolio 10	0-80	3.59	3.29	3.29	3.29	3.29	3.29	3.29	3.29	3.29	3.29	1.65
		81+	2.30	2.00	2.00	2.00	2.00	2.00	2.00	2.00	2.00	2.00	1.00

For MYGA 4 contracts that renew into a new 4-year interest guarantee period, there is a commission based on the account value at renewal. The renewal commission rates are 1.15% for attained ages up to 80 and 0.825% for attained ages 81 and older.

The VA have a percent of premium commission of 2.50% for FBL and 5.00% for AMP.

There are no trail commissions.

Appendix D – Annuity Models and Assumptions	D-9

Milliman client Report

Expenses

DEFERRED ANNUITY EXPENSE ASSUMPTIONS
	FIA	Individual FA	VA	Group FA
Acquisition Expense
Per policy	$46	$46	None	None
% of Premium	2.30%	2.30%	None	None
Maintenance Expense (fully allocated)
Per Policy	$63.55	$63.55	$138	$63.55
Inflation	2.50%	2.50%	2.50%	2.50%
% of Account Value	0.0292%, deducted monthly	0.0292%, deducted monthly	None	None

The fully allocated maintenance expenses are reduced by 20% such that the projected expenses are at scale according to FBL’s budget after 10 years. The difference between the budget and total unit expenses are captured as unallocated in the appraisal results in Tables I-A and 1-B

Product Specifications

Surrender Charges

The table below shows the plans that have contracts inforce currently within the surrender charge period.

Surrender Charges
LOB	Plan	Issue Age	DURATION
			1	2	3	4	5	6	7	8	9	10	11+
FIA	AGILITY6	All	9%	8%	7%	6%	4%	2%	0%	0%	0%	0%	0%
	AccumuLock	All	9	8	7	6	5	4	3	2	1	0	0
FA	MYGA4	All	8	6	4	2	0	0	0	0	0	0	0
	Portfolio 6	All	7	6	5	4	3	2	0	0	0	0	0
	Portfolio 10	0-59	10	9	8	7	6	5	4	3	2	1	0
		60+	9	8.1	7.2	6.3	5.4	4.5	3.6	2.7	1.8	0.9	0

The VAs are out of the surrender charge period.

Minimum Guaranteed Surrender Value (“MGSV”)

The cash value is floored at 87.5% of premiums paid, less partial withdrawals, accumulated at minimum nonforfeiture interest rate.

GMxB Riders

GLWB

With the exception of the Agility6, contracts automatically include a Guaranteed Lifetime Withdrawal Benefit. The rider can be activated by the policyholder at any time, subject to minimum account value and attained age limits. At activation, the benefit base begins a simple interest roll-up for a maximum of 20 years.

Appendix D – Annuity Models and Assumptions	D-10

Milliman client Report

The following table summarizes the features of the GLWB riders.

PRODUCT NAME	INCOME GUARD	ACCUMULOCK
Rider Name	InfiLife	Simple 7	Simple 7	Simple 6	Simple Multiplier
Dates Issued	2012 Thru Feb 2016	Feb-16	9/11/2017	Mid 2018	3/11/2020	10/9/2020
Base Annuity Premium Mode	Single	Single	Flexible	Flexible	Flexible	Flexible
Base Annuity Minimum Premium	$25,000	$25,000	$5,000	$5,000	$5,000	$5,000
GLWB Minimum AV to activate rider	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Rider Rollup Rate	7%	7%	7%	6%	4%	4%
Interest Type	Simple	Simple	Simple	Simple	Simple	Simple
Rollup Period	20 years	20 years	20 years	20 years	20 years	20 years
Rider Charge	0.90%	0.95%	0.95%	0.95%	0.95%	0.95%
Rider Charge Timing	BOY	BOY	EOY	EOY	EOY	EOY
Rider Minimum Activation Age	40	40	40	40	40	40
Rider Activation Waiting Period	1 year	1 year	1 year	1 year	1 year	1 year
Chronic Illness Benefit	No	Yes	Yes	Yes	Yes	Yes
Chronic Illness Benefit Minimum Age	N/A	50	50	50	50	50
Chronic Illness Benefit Waiting Period	N/A	2 years	2 years	2 years	2 years	2 years
Payout Factors	Base	Base	Base	Base	Base	Reduce Single Life Factors 50bps

GLWB Maximum Benefit Payout Factors

GLWB Maximum Benefit Payout Factors
Utilization Age	40-49	50-54	55-59	60-64	65-69	70-74	75-79	80-84	85-89	90+
Payout Factor	3.0%	3.5%	4.0%	4.5%	5.0%	5.5%	6.0%	6.5%	7.0%	7.5%

For contracts issued in September 2020 or later, the payout factors are reduced by 50 bp.

The current exposure of the GLWB on the FIAs is summarized below.

FIA Inforce Breakdown by GLWB Status
as of September 2020

					$ MILLIONS
Issue Dates	Roll Up Rate	Payout Factors	Rider Status	Contracts	AV	GLWB
9/2012-11/2019	7.00%	Base	No Activated	751	$78.4	$0.0
			Activated	2,601	281.4	340.2
			Taking WDs	342	42.0	53.4
9/2017-2/2020	6.00%	Base	No Activated	1,468	85.1	0.0
			Activated	2,089	269.4	284.8
			Taking WDs	75	11.0	12.3
3/2020-9/2020	4.00%	Base	No Activated	216	15.1	0.0
			Activated	194	24.7	24.3
			Taking WDs	0	0.0	0.0
9/2020	4.00%	Reduced 50	No Activated	27	2.6	0.0
			Activated	27	3.9	3.9
			Taking WDs	0	0.0	0.0
Total				7,790	$813.7	$718.9

Appendix D – Annuity Models and Assumptions	D-11

Milliman client Report

GMDB

A return of premium (ROP) death benefit is automatically included in all VA contracts. There is also a Performance Enhanced Death Benefit (PEDB), which is a maximum anniversary value benefit, and an Incremental Death Benefit (IDB), which provides for additional death benefit equal to 40% of the gain in the contract, capped at 50% of premium. These benefits are automatically included in some of plans, at no additional charge, and as optional benefits for other plans.

The rider charges and availability are summarized in the table below.

GMDB Rider Availability

			AUTOMATIC RIDERS			OPTIONAL RIDERS
Plan	Issue Dates		ROP	PEDB	IDB	PEDB	PEDB rider charge	IDB	IDB rider charge
FBL VA08	6/1/2008	12/31/2010	Y	N	N	Y	60 bp (0-65), 120 bp (66+)	Y	36 bp (0-65), 72 bp (66+)
FBL VA06	5/1/2006	5/31/2008	Y	Y	N	N	30 bp	Y	NA
FBL VA02	9/1/2002	4/30/2006	Y	Y	N	N	30 bp	Y	NA
FBL VA94	1/1/1994	8/31/2002	Y	N	Y	N	NA	N	NA
ET-I (2008)	6/1/2008	12/31/2011	Y	N	N	Y	30 bp (0-65), 60 bp (66+)	Y	18 bp (0-65), 36 bp (66+)
ET-I (1998)	5/1/1998	5/31/2008	Y	Y	Y	N	NA	N	NA
ET-II (2006)	5/1/2006	5/31/2008	Y	Y	Y	N	NA	N	NA
ET-II (1998)	5/1/1998	4/30/2006	Y	Y	Y	N	NA	N	NA

The current exposure of the GMDB on the VA block is summarized below.

VA Inforce breakdown by GMDB RIDER
as of September 2020

		$MILLIONS
Rider	Contracts	AV	ROP	PEDB	IDB	Total GMDB
ROP only	605	$44.1	$25.5	$0.0	$0.0	$44.1
ROP + PEDB	3,783	216.7	112.7	218.7	0.0	218.7
ROP + IDB	3,432	222.9	107.9	0.0	35.3	258.3
ROP+PEDB+IDB	1,495	80.2	38.6	81.1	12.3	93.4
Total	9,315	$564.0	$284.8	$299.8	$47.6	$614.5

Modeling of GMDB Rider Cost

In order to capture the volatility costs of the GLWB rider, we performed a stochastic analysis and determined a cost estimate in basis points of account value.

The cost of the GLDB cannot be fully captured on a deterministic scenario as currently modeled. We would expect actual benefits being paid to be larger than the deterministic growth scenario due to potentially different paths of equity growth. In order to assess this excess volatility charge, the model was run using 1,000 real world scenarios and the average excess death benefits paid above the account value along with the excess GMDB charges were captured. The 1,000 scenarios were generated with the American Academy of Actuaries interest rate generator version 7.1.202005. The excess benefits minus excess rider charges were discounted at the deterministic scenario net investment earnings rate and expressed in basis points of the deterministic account value. The following table shows the results.

Appendix D – Annuity Models and Assumptions	D-12

Milliman client Report

AVERAGE STOCHASTIC	GMDB COST	GMDB CHG	NET GMDB COST	AVIF	NET COST IN BPS OF AV
VAFBL	11,409,057	-2,022,832	9,386,225	5,708,526,428	16.44
VAAMP	2,662,951	-20,270	2,642,681	636,452,831	41.52
Total	14,072,007	-2,043,101	12,028,906	6,344,979,258	18.96
Deterministic
VAFBL	6,474,999	-1,824,432	4,650,567	4,963,946,469	9.37
VAAMP	1,147,733	-17,337	1,130,397	549,571,108	20.57
Total	7,622,732	-1,841,769	5,780,964	5,513,517,577	10.49
Additional GMDB Benefits
VAFBL	4,934,058	-198,400	4,735,658	4,963,946,469	9.54
VAAMP	1,515,217	-2,933	1,512,285	549,571,108	27.52
Total	6,449,275	-201,333	6,247,942	5,513,517,577	11.33

The additional benefits as a percent of account value presented in the previous table were added to the main projection to capture the volatility cost of the GMDB rider.

GMIB

A guaranteed minimum income benefit was offered for VA contracts, which provides that if the contract is annuitized after the 8th policy anniversary, the income is guaranteed to be no less than the income base applied to a guaranteed payment option. The income base is equal to the premiums, less partial withdrawals, accumulated at 5% through age 85.

The rider is not modeled, as there are fewer than 170 contracts that had the rider as of September 2020. The total account value was $13.3 million with total income base of $12.8 million.

Statutory Reserves

For the FIAs with GLWB we used CARVM GL33/35 methodology.

TAX ReSERVES

Federal Income Tax:	21%

DAC Proxy Tax:	2.09% of future direct non-qualified premium amortized over fifteen years.

Tax Reserves:	Tax reserves are 92.81% of life contingent statutory reserves floored at the cash value.

Appendix D – Annuity Models and Assumptions	D-13

Milliman client Report

Appendix E – Detailed Statutory Income Projections

Appendix E - Detailed Statutory Income Projections	E-1

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense									12/11/20
		Line of Business Projection									03:23 PM

Existing Business at 09/30/2020 (000’s)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Fixed Deferred Annuities
PREMIUM	0	37,318	34,300	31,410	28,736	26,373	24,164	22,089	20,166	18,386	16,736	15,203	13,788	12,480	11,274	10,161
GROSS INVESTMENT INCOME	0	128,767	113,738	99,270	88,977	78,795	71,899	65,265	59,042	53,573	48,703	44,546	40,596	37,070	33,780	30,776
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	1,845	1,695	1,629	1,369	1,190	975	783	633	513	427	380	343	325	314	297
LESS INVESTMENT EXPENSE	0	2,709	2,439	2,088	1,877	1,626	1,432	1,310	1,147	1,051	947	885	810	751	669	605
LESS INCOME LOST ON DEFAULTS	0	4,426	4,002	3,452	3,000	2,507	2,079	1,875	1,664	1,545	1,427	1,409	1,325	1,257	1,167	1,090
TOTAL INCOME	0	160,796	143,293	126,770	114,204	102,225	93,528	84,952	77,030	69,875	63,492	57,836	52,592	47,867	43,531	39,539
NET SURRENDERS	0	353,702	383,745	326,564	209,276	251,724	1	112,032	93,537	82,665	78,380	73,432	63,907	57,556	52,985	49,003
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	0	44,739	(5,637)	29,170	78,393	(133)	122,028	115,648	106,047	98,985	93,807	88,390	81,723	76,242	71,593	66,959
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	0	8,494	7,853	7,195	6,610	6,142	5,718	5,296	4,907	4,562	4,240	3,923	3,628	3,359	3,106	2,865
NET COMMISSIONS	0	736	779	773	482	369	377	369	251	204	201	192	142	120	113	105
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	0	(275,689)	(268,196)	(259,289)	(199,486)	(171,878)	(168,722)	(162,085)	(139,323)	(126,404)	(121,787)	(116,012)	(103,653)	(95,445)	(89,682)	(84,293)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	131,982	118,544	104,412	95,276	86,225	78,397	71,261	65,418	60,011	54,841	49,924	45,747	41,831	38,116	34,639
STATUTORY GAIN	0	28,814	24,749	22,357	18,928	16,000	15,131	13,691	11,612	9,864	8,651	7,911	6,845	6,036	5,416	4,900
CAPITAL GAINS	0	3,750	3,554	142	602	197	39	22	39	0	20	2	0	(89)	(97)	(37)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	2,962	2,808	112	476	155	31	17	31	0	16	1	0	(70)	(77)	(29)
BOOK PROFIT	0	29,601	25,495	22,387	19,055	16,041	15,139	13,696	11,620	9,864	8,655	7,912	6,845	6,017	5,395	4,892
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	4,942	4,496	3,817	3,567	2,966	2,848	2,544	2,125	1,739	1,444	1,244	996	793	663	573
PROFITS RELEASED	0	24,659	20,999	18,570	15,488	13,075	12,291	11,152	9,495	8,125	7,211	6,667	5,849	5,224	4,732	4,319
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	3,218,490	2,942,801	2,674,606	2,415,317	2,215,831	2,043,953	1,875,231	1,713,146	1,573,823	1,447,419	1,325,632	1,209,620	1,105,966	1,010,521	920,839	836,546
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	3,218,490	2,942,801	2,674,606	2,415,317	2,215,831	2,043,953	1,875,231	1,713,146	1,573,823	1,447,419	1,325,632	1,209,620	1,105,966	1,010,521	920,839	836,546
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	3,214,824	2,940,954	2,672,995	2,413,412	2,213,490	2,041,257	1,872,262	1,709,981	1,570,531	1,444,065	1,322,275	1,206,317	1,102,768	1,007,473	917,983	833,920
INTEREST MAINTENANCE RESERVE	8,066	9,183	10,297	8,780	7,887	6,853	5,908	5,142	4,540	4,027	3,616	3,237	2,894	2,498	2,108	1,782
POLICIES IN FORCE (UNSCALED)	43,260	39,845	36,641	33,578	31,005	28,763	26,637	24,619	22,810	21,143	19,515	18,039	16,683	15,420	14,236	13,122
INSURANCE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE IN FORCE	3,214,820	2,868,529	2,484,380	2,150,658	1,932,397	1,668,152	1,533,869	1,404,779	1,293,312	1,191,787	1,093,713	1,000,067	916,012	838,286	765,141	696,180
GA ACCOUNT VALUE IN FORCE	3,239,414	2,885,671	2,496,730	2,160,513	1,939,617	1,673,107	1,537,479	1,407,834	1,295,641	1,193,445	1,094,982	1,001,188	916,876	838,905	765,618	696,595
TOTAL ACCOUNT VALUE IN FORCE	3,239,414	2,885,671	2,496,730	2,160,513	1,939,617	1,673,107	1,537,479	1,407,834	1,295,641	1,193,445	1,094,982	1,001,188	916,876	838,905	765,618	696,595
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	0	23,045	41,387	56,546	68,361	77,683	85,873	92,818	98,344	102,763	106,429	109,597	112,194	114,362	116,197	117,763
PV AT 8.00% PROFITS RELEASED	0	22,832	40,836	55,577	66,961	75,860	83,605	90,112	95,241	99,306	102,646	105,505	107,828	109,749	111,360	112,722
PV AT 9.00% PROFITS RELEASED	0	22,623	40,297	54,637	65,609	74,106	81,435	87,535	92,300	96,041	99,087	101,671	103,751	105,455	106,871	108,057

PV AT 7.00% BOOK PROFITS	7.0%	27,664	49,933	68,207	82,744	94,181	104,269	112,798	119,561	124,926	129,326	133,085	136,124	138,621	140,714	142,487
PV AT 8.00% BOOK PROFITS	8.0%	27,408	49,266	67,038	81,043	91,961	101,501	109,493	115,770	120,705	124,714	128,107	130,825	133,038	134,875	136,417
PV AT 9.00% BOOK PROFITS	9.0%	27,157	48,615	65,902	79,401	89,827	98,854	106,346	112,178	116,719	120,375	123,441	125,875	127,838	129,452	130,795
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	3,214,824	2,941,708	2,674,390	2,415,342	2,215,857	2,043,973	1,875,245	1,713,157	1,573,830	1,447,422	1,325,632	1,209,620	1,105,966	1,010,521	920,839	836,546

Capital Based on 350% RBC	137,176	124,550	113,337	102,409	93,988	86,718	79,584	72,728	66,828	61,470	56,315	51,394	46,993	42,935	39,120	35,536
Capital: After-Tax int less change (i=2.65%)	0	15,497	13,820	13,301	10,565	9,238	8,949	8,522	7,423	6,757	6,442	6,100	5,477	5,041	4,714	4,403
PRE-TAX BOOK PROFIT		29,601	25,495	22,387	19,055	16,041	15,139	13,696	11,620	9,864	8,655	7,912	6,845	6,017	5,395	4,892
IMPACT OF FEDERAL INCOME TAX		(4,942)	(4,496)	(3,817)	(3,567)	(2,966)	(2,848)	(2,544)	(2,125)	(1,739)	(1,444)	(1,244)	(996)	(793)	(663)	(573)
Profit After-Tax, After Cost of Capital		40,156	34,820	31,871	26,053	22,313	21,240	19,674	16,917	14,882	13,653	12,767	11,326	10,266	9,447	8,722

Present Values			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%	PV Y2+		7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			147,997	141,086	134,759	128,948	123,597	118,657			128,756	122,772	117,286	112,242	107,592	103,295
PV IMPACT OF FEDERAL INCOME TAX			(24,514)	(23,564)	(22,662)	(21,811)	(21,007)	(20,250)			(21,288)	(20,506)	(19,760)	(19,049)	(18,376)	(17,737)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(42,521)	(48,182)	(53,204)	(57,688)	(61,714)	(65,348)			(38,767)	(43,934)	(48,519)	(52,611)	(56,285)	(59,600)
PV After-Tax, After Cost of Capital			80,962	69,341	58,892	49,449	40,877	33,060			68,701	58,332	49,008	40,582	32,932	25,958

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-2

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense										12/11/20
		Line of Business Projection (cont.)										03:23 PM

Existing Business at 09/30/2020 (000’s)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
Fixed Deferred Annuities
PREMIUM	9,137	8,197	7,335	6,548	5,829	5,175	4,581	4,042	3,554	3,115	2,719	2,365	2,049	1,769	1,524
GROSS INVESTMENT INCOME	27,996	25,421	22,715	20,355	18,201	16,240	14,414	12,767	11,285	9,857	8,560	7,419	6,475	5,623	5,149
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	258	221	183	137	119	92	92	71	(287)	(130)	(240)	(383)	(345)	(372)	(6)
LESS INVESTMENT EXPENSE	536	485	435	394	352	303	272	238	220	186	178	152	136	119	96
LESS INCOME LOST ON DEFAULTS	1,002	929	857	798	734	653	601	537	500	436	410	362	324	286	251
TOTAL INCOME	35,853	32,424	28,941	25,847	23,062	20,550	18,213	16,105	13,833	12,221	10,452	8,887	7,718	6,616	6,319
NET SURRENDERS	43,188	38,923	35,454	32,709	28,929	25,682	23,195	20,887	18,880	16,661	14,974	13,403	11,884	10,503	9,255
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	62,044	57,727	53,823	49,993	46,160	42,626	39,338	36,162	33,067	30,158	27,410	24,789	22,310	19,998	17,858
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	2,639	2,430	2,234	2,050	1,877	1,718	1,569	1,429	1,300	1,180	1,069	966	871	784	705
NET COMMISSIONS	84	72	66	60	49	43	38	34	29	25	22	19	16	14	12
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	(76,433)	(70,524)	(65,707)	(61,510)	(56,037)	(51,224)	(47,272)	(43,442)	(39,861)	(36,105)	(32,938)	(29,882)	(26,889)	(24,100)	(21,511)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	31,521	28,627	25,870	23,301	20,979	18,845	16,868	15,070	13,415	11,919	10,536	9,295	8,191	7,199	6,319
STATUTORY GAIN	4,331	3,797	3,071	2,546	2,084	1,705	1,346	1,035	418	302	(85)	(408)	(473)	(583)	0
CAPITAL GAINS	(47)	0	0	0	(97)	(27)	(332)	(225)	(409)	(165)	(304)	(485)	(437)	(470)	(7)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	(37)	0	0	0	(76)	(21)	(262)	(178)	(323)	(130)	(240)	(383)	(345)	(372)	(6)
BOOK PROFIT	4,321	3,797	3,071	2,546	2,063	1,700	1,276	988	332	267	(149)	(510)	(564)	(682)	(1)
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	463	355	218	122	17	(33)	(167)	(183)	(261)	(244)	(323)	(386)	(375)	(379)	(212)
PROFITS RELEASED	3,858	3,442	2,853	2,424	2,047	1,733	1,443	1,171	593	512	175	(125)	(189)	(303)	211
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	760,113	689,589	623,881	562,371	506,334	455,110	407,839	364,397	324,536	288,432	255,493	225,612	198,723	174,623	153,112
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	760,113	689,589	623,881	562,371	506,334	455,110	407,839	364,397	324,536	288,432	255,493	225,612	198,723	174,623	153,112
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	757,726	687,423	621,919	560,597	504,733	453,668	406,543	363,235	323,498	287,505	254,669	224,881	198,076	174,052	152,610
INTEREST MAINTENANCE RESERVE	1,486	1,266	1,083	946	752	639	285	36	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	12,089	11,127	10,229	9,388	8,609	7,886	7,212	6,585	6,002	5,461	4,959	4,492	4,063	3,670	3,311
INSURANCE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE IN FORCE	633,459	575,429	521,281	470,403	423,953	381,445	342,160	306,005	272,717	242,553	214,992	189,957	167,406	147,183	129,133
GA ACCOUNT VALUE IN FORCE	633,776	575,654	521,453	470,550	424,064	381,522	342,218	306,054	272,753	242,578	215,010	189,972	167,417	147,191	129,138
TOTAL ACCOUNT VALUE IN FORCE	633,776	575,654	521,453	470,550	424,064	381,522	342,218	306,054	272,753	242,578	215,010	189,972	167,417	147,191	129,138
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	119,070	120,159	121,003	121,674	122,203	122,621	122,947	123,194	123,311	123,405	123,435	123,415	123,387	123,344	123,372
PV AT 8.00% PROFITS RELEASED	113,848	114,779	115,493	116,054	116,493	116,838	117,103	117,302	117,396	117,471	117,494	117,479	117,457	117,424	117,445
PV AT 9.00% PROFITS RELEASED	109,029	109,824	110,429	110,900	111,266	111,549	111,766	111,927	112,002	112,061	112,080	112,068	112,051	112,026	112,042

PV AT 7.00% BOOK PROFITS	143,951	145,153	146,061	146,765	147,298	147,709	147,997	148,205	148,271	148,320	148,294	148,212	148,127	148,031	148,031
PV AT 8.00% BOOK PROFITS	137,678	138,704	139,473	140,063	140,506	140,843	141,078	141,246	141,299	141,338	141,317	141,254	141,188	141,115	141,115
PV AT 9.00% BOOK PROFITS	131,884	132,761	133,412	133,907	134,275	134,554	134,745	134,881	134,923	134,954	134,939	134,889	134,838	134,782	134,782
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	760,113	689,589	623,882	562,371	506,334	455,110	407,839	364,397	324,536	288,432	255,493	225,612	198,723	174,623	153,112

Capital Based on 350% RBC	32,281	29,279	26,482	23,868	21,482	19,301	17,282	15,429	13,734	12,199	10,798	9,528	8,385	7,361	6,447
Capital: After-Tax int less change (i=2.65%)	3,998	3,678	3,410	3,169	2,885	2,631	2,423	2,215	2,017	1,823	1,656	1,497	1,342	1,200	1,068
PRE-TAX BOOK PROFIT	4,321	3,797	3,071	2,546	2,063	1,700	1,276	988	332	267	(149)	(510)	(564)	(682)	(1)
IMPACT OF FEDERAL INCOME TAX	(463)	(355)	(218)	(122)	(17)	33	167	183	261	244	323	386	375	379	212
Profit After-Tax, After Cost of Capital	7,857	7,120	6,263	5,592	4,932	4,364	3,866	3,386	2,610	2,335	1,831	1,372	1,153	896	1,279

Present Values
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital
Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-3

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense									12/11/20
		Line of Business Projection									03:23 PM

Existing Business at 09/30/2020 (000’s)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Fixed Indexed Annuities
PREMIUM	0	15,631	15,126	14,534	13,065	11,806	10,775	10,334	9,347	7,380	5,789	4,763	4,410	4,087	3,791	3,517
GROSS INVESTMENT INCOME	0	34,564	33,630	34,371	34,008	33,016	31,930	30,434	28,998	27,206	25,647	24,096	23,090	21,775	20,518	19,262
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	2	2	3	3	5	5
LESS INVESTMENT EXPENSE	0	571	616	615	604	586	568	535	512	489	444	440	407	384	359	332
LESS INCOME LOST ON DEFAULTS	0	858	973	992	987	950	909	858	838	813	740	735	686	662	634	597
TOTAL INCOME	0	48,766	47,168	47,298	45,481	43,287	41,229	39,375	36,995	33,284	30,254	27,686	26,410	24,819	23,319	21,856
NET SURRENDERS	0	25,350	27,565	34,257	36,483	41,483	41,978	52,415	49,506	49,570	38,732	37,586	35,476	32,990	31,685	31,310
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	0	11,395	11,669	11,837	11,920	11,969	12,029	11,974	11,733	11,334	10,933	10,603	10,220	9,802	9,364	8,904
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	0	2,687	2,655	2,600	2,524	2,432	2,324	2,192	2,046	1,895	1,762	1,640	1,518	1,401	1,290	1,181
NET COMMISSIONS	0	711	688	662	596	539	487	371	272	168	132	109	101	93	87	80
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	0	6,238	(2,537)	(10,365)	(15,335)	(23,047)	(26,070)	(38,050)	(36,643)	(39,682)	(30,726)	(31,320)	(30,426)	(29,465)	(29,475)	(30,493)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	46,380	40,041	38,991	36,187	33,375	30,748	28,902	26,915	23,285	20,834	18,618	16,887	14,821	12,950	10,983
STATUTORY GAIN	0	2,385	7,127	8,307	9,294	9,911	10,480	10,473	10,080	9,999	9,420	9,068	9,522	9,997	10,369	10,873
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	42	0	0	0	(1)	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	33	0	0	0	(1)	0	0
BOOK PROFIT	0	2,385	7,127	8,307	9,294	9,911	10,480	10,473	10,080	10,008	9,420	9,068	9,522	9,997	10,369	10,873
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	1,122	1,236	1,605	1,836	1,955	1,983	1,803	1,758	1,753	1,667	1,500	1,498	1,530	1,561	1,588
PROFITS RELEASED	0	1,263	5,891	6,702	7,458	7,956	8,497	8,670	8,322	8,255	7,753	7,568	8,024	8,467	8,808	9,285
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	811,814	818,053	815,516	805,151	789,816	766,769	740,699	702,648	666,006	626,324	595,598	564,278	533,852	504,387	474,911	444,419
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	811,814	818,053	815,516	805,151	789,816	766,769	740,699	702,648	666,006	626,324	595,598	564,278	533,852	504,387	474,911	444,419
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	785,741	787,107	783,808	772,120	755,360	731,068	704,253	666,431	630,056	590,868	560,491	529,938	500,693	472,711	444,969	416,634
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	33	31	29	27	23	18	13
POLICIES IN FORCE (UNSCALED)	7,929	7,667	7,390	7,070	6,744	6,398	6,064	5,636	5,262	4,906	4,646	4,388	4,137	3,898	3,669	3,449
INSURANCE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE IN FORCE	775,244	774,618	769,100	754,734	735,201	707,787	676,873	633,222	589,163	541,229	500,973	460,234	421,026	383,889	348,091	313,146
GA ACCOUNT VALUE IN FORCE	821,010	813,052	800,085	778,473	752,386	719,200	683,599	636,253	590,089	541,229	500,973	460,234	421,025	383,885	348,074	313,116
TOTAL ACCOUNT VALUE IN FORCE	821,010	813,052	800,085	778,473	752,386	719,200	683,599	636,253	590,089	541,229	500,973	460,234	421,025	383,885	348,074	313,116
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	0	1,180	6,325	11,796	17,485	23,158	28,820	34,219	39,063	43,553	47,494	51,090	54,653	58,166	61,582	64,947
PV AT 8.00% PROFITS RELEASED	0	1,169	6,220	11,540	17,021	22,436	27,791	32,850	37,346	41,475	45,066	48,312	51,499	54,612	57,611	60,538
PV AT 9.00% PROFITS RELEASED	0	1,158	6,117	11,292	16,575	21,746	26,812	31,555	35,732	39,532	42,807	45,740	48,593	51,355	53,991	56,540

PV AT 7.00% BOOK PROFITS	7.0%	2,229	8,454	15,234	22,325	29,391	36,375	42,897	48,764	54,207	58,996	63,304	67,532	71,680	75,702	79,643
PV AT 8.00% BOOK PROFITS	8.0%	2,208	8,318	14,912	21,744	28,489	35,094	41,205	46,651	51,657	56,020	59,909	63,691	67,367	70,897	74,324
PV AT 9.00% BOOK PROFITS	9.0%	2,188	8,187	14,601	21,185	27,627	33,876	39,605	44,664	49,271	53,250	56,765	60,150	63,411	66,514	69,499
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	785,741	787,423	784,408	772,970	756,412	732,277	705,581	667,855	631,543	592,363	561,952	531,337	502,016	473,946	446,103	417,657

Capital Based on 350% RBC	42,956	36,589	36,447	35,958	35,198	34,116	32,916	31,232	29,575	27,725	26,288	24,860	23,513	22,210	20,909	19,564
Capital: After-Tax int less change (i=2.65%)	0	7,266	908	1,251	1,513	1,819	1,914	2,373	2,311	2,469	2,018	1,978	1,867	1,795	1,767	1,782
PRE-TAX BOOK PROFIT		2,385	7,127	8,307	9,294	9,911	10,480	10,473	10,080	10,008	9,420	9,068	9,522	9,997	10,369	10,873
IMPACT OF FEDERAL INCOME TAX		(1,122)	(1,236)	(1,605)	(1,836)	(1,955)	(1,983)	(1,803)	(1,758)	(1,753)	(1,667)	(1,500)	(1,498)	(1,530)	(1,561)	(1,588)
Profit After-Tax, After Cost of Capital		8,529	6,799	7,953	8,970	9,775	10,411	11,043	10,632	10,724	9,771	9,547	9,891	10,262	10,575	11,067

Present Values			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%	PV Y2+		7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			98,067	89,559	82,144	75,645	69,917	64,846			102,546	94,339	87,152	80,824	75,223	70,242
PV IMPACT OF FEDERAL INCOME TAX			(16,737)	(15,492)	(14,387)	(13,404)	(12,524)	(11,735)			(16,787)	(15,608)	(14,560)	(13,622)	(12,780)	(12,021)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(16,616)	(18,620)	(20,347)	(21,846)	(23,156)	(24,309)			(15,672)	(17,572)	(19,211)	(20,634)	(21,878)	(22,971)
PV After-Tax, After Cost of Capital			64,713	55,448	47,410	40,395	34,237	28,802			70,088	61,158	53,381	46,568	40,566	35,250

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-4

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense										12/11/20
		Line of Business Projection (cont.)										03:23 PM

Existing Business at 09/30/2020 (000’s)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
Fixed Indexed Annuities
PREMIUM	3,265	3,032	2,768	1,718	1,196	782	696	618	547	482	423	370	321	277	238
GROSS INVESTMENT INCOME	17,964	16,645	15,338	13,988	12,585	11,215	10,059	8,976	7,998	7,063	6,129	5,344	4,645	3,974	3,478
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	5	(30)	(33)	(60)	0	(37)	(65)	(94)	(117)	0	(57)	(78)	(13)	0	0
LESS INVESTMENT EXPENSE	309	289	262	242	217	198	178	158	146	115	113	101	88	75	70
LESS INCOME LOST ON DEFAULTS	562	527	490	465	431	405	373	343	321	263	252	235	212	190	185
TOTAL INCOME	20,363	18,831	17,320	14,940	13,133	11,358	10,140	8,999	7,962	7,168	6,130	5,299	4,652	3,986	3,460
NET SURRENDERS	31,080	31,425	31,744	31,798	31,078	29,158	26,976	24,885	22,887	20,978	19,142	17,376	15,688	14,092	12,596
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	8,431	7,952	7,453	6,895	6,286	5,651	5,069	4,561	4,137	3,771	3,402	3,021	2,663	2,370	2,143
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	1,075	973	874	777	682	593	513	445	388	339	297	259	225	195	171
NET COMMISSIONS	75	69	63	39	27	18	16	14	13	11	10	8	7	6	5
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	(30,197)	(31,157)	(31,358)	(30,749)	(30,009)	(28,150)	(26,145)	(24,312)	(22,573)	(20,920)	(19,332)	(17,778)	(16,234)	(14,748)	(13,317)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	10,465	9,262	8,776	8,761	8,065	7,269	6,429	5,593	4,852	4,179	3,518	2,886	2,350	1,916	1,599
STATUTORY GAIN	9,898	9,569	8,544	6,179	5,068	4,089	3,711	3,406	3,110	2,988	2,611	2,413	2,303	2,070	1,861
CAPITAL GAINS	0	(48)	(42)	(76)	0	(46)	(82)	(118)	(148)	0	(72)	(99)	(16)	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	(38)	(33)	(60)	0	(37)	(65)	(94)	(117)	0	(57)	(78)	(13)	0	0
BOOK PROFIT	9,898	9,559	8,535	6,163	5,068	4,079	3,694	3,381	3,079	2,988	2,596	2,392	2,300	2,070	1,861
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	1,412	1,287	1,117	684	485	344	299	275	246	261	191	178	191	167	135
PROFITS RELEASED	8,487	8,271	7,418	5,479	4,583	3,735	3,395	3,107	2,833	2,728	2,405	2,214	2,109	1,903	1,725
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	414,222	383,065	351,707	320,958	290,949	262,798	236,653	212,342	189,769	168,849	149,517	131,739	115,505	100,757	87,440
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	414,222	383,065	351,707	320,958	290,949	262,798	236,653	212,342	189,769	168,849	149,517	131,739	115,505	100,757	87,440
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	388,503	359,700	330,576	301,828	273,746	247,245	222,648	199,781	178,565	158,903	140,732	124,027	108,765	94,894	82,360
INTEREST MAINTENANCE RESERVE	9	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	3,237	3,033	2,837	2,649	2,469	2,294	2,125	1,961	1,803	1,652	1,506	1,366	1,233	1,107	989
INSURANCE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE IN FORCE	279,587	247,154	215,748	184,712	154,941	127,891	104,853	85,990	70,902	58,451	47,717	38,324	30,451	24,367	19,858
GA ACCOUNT VALUE IN FORCE	279,545	247,097	215,681	184,626	154,843	127,774	104,719	85,847	70,747	58,296	47,572	38,192	30,324	24,244	19,744
TOTAL ACCOUNT VALUE IN FORCE	279,545	247,097	215,681	184,626	154,843	127,774	104,719	85,847	70,747	58,296	47,572	38,192	30,324	24,244	19,744
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	67,822	70,440	72,635	74,150	75,334	76,236	77,003	77,658	78,217	78,719	79,133	79,490	79,807	80,074	80,301
PV AT 8.00% PROFITS RELEASED	63,015	65,250	67,107	68,376	69,360	70,102	70,726	71,255	71,702	72,100	72,425	72,703	72,947	73,151	73,323
PV AT 9.00% PROFITS RELEASED	58,677	60,588	62,161	63,227	64,044	64,656	65,166	65,594	65,952	66,268	66,524	66,740	66,929	67,085	67,215

PV AT 7.00% BOOK PROFITS	82,995	86,022	88,547	90,251	91,560	92,546	93,379	94,093	94,700	95,250	95,697	96,082	96,428	96,719	96,964
PV AT 8.00% BOOK PROFITS	77,214	79,797	81,933	83,361	84,448	85,259	85,938	86,514	87,000	87,436	87,787	88,086	88,353	88,575	88,760
PV AT 9.00% BOOK PROFITS	71,992	74,201	76,010	77,209	78,113	78,781	79,336	79,801	80,191	80,537	80,813	81,047	81,253	81,423	81,563
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	389,415	360,514	331,303	302,462	274,291	247,708	223,040	200,113	178,846	159,141	140,932	124,194	108,903	95,008	82,454

Capital Based on 350% RBC	18,234	16,863	15,482	14,077	12,738	11,487	10,344	9,281	8,294	7,379	6,534	5,757	5,047	4,403	3,821
Capital: After-Tax int less change (i=2.65%)	1,740	1,753	1,734	1,729	1,634	1,518	1,384	1,280	1,181	1,088	1,000	914	830	750	674
PRE-TAX BOOK PROFIT	9,898	9,559	8,535	6,163	5,068	4,079	3,694	3,381	3,079	2,988	2,596	2,392	2,300	2,070	1,861
IMPACT OF FEDERAL INCOME TAX	(1,412)	(1,287)	(1,117)	(684)	(485)	(344)	(299)	(275)	(246)	(261)	(191)	(178)	(191)	(167)	(135)
Profit After-Tax, After Cost of Capital	10,226	10,024	9,152	7,208	6,217	5,253	4,779	4,386	4,014	3,816	3,404	3,128	2,939	2,654	2,400

Present Values
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-5

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense									12/11/20
		Line of Business Projection									03:23 PM

Existing Business at 09/30/2020 (000’s)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Immediate Annuities
PREMIUM	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS INVESTMENT INCOME	0	19,222	17,003	14,846	12,909	11,229	9,915	8,813	7,821	6,969	6,161	5,581	4,973	4,411	3,918	3,464
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	76	147	198	214	203	174	141	148	149	140	137	143	159	142	145
LESS INVESTMENT EXPENSE	0	330	295	254	225	191	171	160	141	129	109	107	96	84	75	66
LESS INCOME LOST ON DEFAULTS	0	645	576	494	474	400	360	319	272	250	213	225	194	177	159	137
TOTAL INCOME	0	18,324	16,279	14,296	12,424	10,840	9,557	8,475	7,556	6,739	5,978	5,385	4,826	4,309	3,826	3,406
NET SURRENDERS	0	24,930	21,741	18,735	16,474	14,185	12,134	10,536	9,253	8,364	7,581	7,068	6,247	5,441	4,817	4,148
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	0	43,124	40,249	37,199	31,431	28,132	23,844	21,606	20,075	16,938	15,725	13,675	12,862	11,696	10,343	9,405
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	0	471	451	419	386	350	316	285	260	238	217	196	177	159	141	124
NET COMMISSIONS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	0	(49,811)	(47,106)	(42,602)	(35,960)	(31,574)	(26,297)	(23,406)	(21,475)	(18,243)	(16,973)	(15,071)	(14,036)	(12,624)	(11,154)	(10,006)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	18,714	15,334	13,752	12,330	11,095	9,996	9,020	8,113	7,297	6,550	5,868	5,249	4,672	4,148	3,671
STATUTORY GAIN	0	(390)	944	544	94	(254)	(439)	(546)	(556)	(558)	(571)	(483)	(423)	(363)	(322)	(266)
CAPITAL GAINS	0	1,485	884	328	290	8	0	314	150	199	0	72	120	(1)	19	(3)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	1,173	698	259	229	7	0	248	118	157	0	57	95	(1)	15	(3)
BOOK PROFIT	0	(78)	1,130	613	155	(252)	(439)	(480)	(525)	(517)	(571)	(468)	(398)	(363)	(318)	(266)
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	(151)	(5)	(146)	(112)	(231)	(253)	(198)	(234)	(222)	(264)	(228)	(205)	(217)	(198)	(186)
PROFITS RELEASED	0	73	1,135	759	266	(21)	(185)	(281)	(291)	(295)	(307)	(240)	(192)	(146)	(120)	(80)
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	453,907	404,096	356,989	314,387	278,427	246,853	220,556	197,150	175,675	157,432	140,459	125,388	111,352	98,728	87,574	77,568
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	453,907	404,096	356,989	314,387	278,427	246,853	220,556	197,150	175,675	157,432	140,459	125,388	111,352	98,728	87,574	77,568
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	446,621	397,078	350,262	307,968	272,316	241,062	215,097	192,028	170,894	153,001	136,375	121,640	107,929	95,614	84,749	75,014
INTEREST MAINTENANCE RESERVE	317	1,414	1,966	2,027	2,042	1,846	1,672	1,779	1,749	1,757	1,618	1,538	1,490	1,330	1,203	1,055
POLICIES IN FORCE (UNSCALED)	9,537	9,026	8,341	7,481	6,675	5,914	5,164	4,585	4,093	3,649	3,239	2,848	2,504	2,200	1,887	1,610
INSURANCE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE IN FORCE	163,171	144,140	126,085	110,601	96,993	85,329	75,419	66,846	59,323	52,481	46,229	40,314	35,062	30,479	26,395	22,874
GA ACCOUNT VALUE IN FORCE	163,171	144,140	126,085	110,601	96,993	85,329	75,419	66,846	59,323	52,481	46,229	40,314	35,062	30,479	26,395	22,874
TOTAL ACCOUNT VALUE IN FORCE	163,171	144,140	126,085	110,601	96,993	85,329	75,419	66,846	59,323	52,481	46,229	40,314	35,062	30,479	26,395	22,874
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	0	68	1,060	1,680	1,883	1,868	1,744	1,569	1,400	1,239	1,083	969	884	823	776	747
PV AT 8.00% PROFITS RELEASED	0	68	1,041	1,644	1,839	1,825	1,708	1,544	1,387	1,239	1,097	994	918	864	823	798
PV AT 9.00% PROFITS RELEASED	0	67	1,022	1,609	1,798	1,784	1,673	1,519	1,373	1,237	1,108	1,015	946	899	863	841

PV AT 7.00% BOOK PROFITS	7.0%	(73)	914	1,414	1,532	1,352	1,060	761	456	175	(115)	(338)	(514)	(665)	(789)	(885)
PV AT 8.00% BOOK PROFITS	8.0%	(73)	896	1,383	1,497	1,325	1,049	769	485	227	(38)	(239)	(397)	(530)	(639)	(722)
PV AT 9.00% BOOK PROFITS	9.0%	(72)	879	1,353	1,462	1,298	1,037	774	511	273	32	(150)	(291)	(410)	(505)	(578)
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	446,621	397,078	350,262	307,968	272,316	241,062	215,097	192,028	170,894	153,001	136,375	121,640	107,929	95,614	84,749	75,014

Capital Based on 350% RBC	12,373	11,089	9,859	8,725	7,767	6,910	6,195	5,559	4,968	4,469	3,997	3,580	3,191	2,836	2,523	2,241
Capital: After-Tax int less change (i=2.65%)	0	1,543	1,463	1,340	1,141	1,019	860	765	707	604	565	501	465	421	372	336
PRE-TAX BOOK PROFIT		(78)	1,130	613	155	(252)	(439)	(480)	(525)	(517)	(571)	(468)	(398)	(363)	(318)	(266)
IMPACT OF FEDERAL INCOME TAX		151	5	146	112	231	253	198	234	222	264	228	205	217	198	186
Profit After-Tax, After Cost of Capital		1,616	2,598	2,099	1,408	998	675	484	416	309	258	261	273	275	252	255

Present Values			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%	PV Y2+		7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			(1,795)	(1,447)	(1,158)	(917)	(713)	(541)			(1,843)	(1,484)	(1,184)	(930)	(714)	(528)
PV IMPACT OF FEDERAL INCOME TAX			2,119	1,914	1,739	1,588	1,457	1,343			2,116	1,916	1,744	1,595	1,466	1,353
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(3,433)	(3,907)	(4,333)	(4,718)	(5,067)	(5,386)			(3,066)	(3,489)	(3,868)	(4,211)	(4,523)	(4,807)
PV After-Tax, After Cost of Capital			(3,109)	(3,440)	(3,753)	(4,047)	(4,324)	(4,584)			(2,793)	(3,058)	(3,309)	(3,546)	(3,770)	(3,982)
Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-6

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense										12/11/20
		Line of Business Projection (cont.)										03:23 PM

Existing Business at 09/30/2020 (000’s)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
Immediate Annuities
PREMIUM	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS INVESTMENT INCOME	3,096	2,763	2,417	2,123	1,868	1,646	1,476	1,326	1,224	1,117	1,027	951	888	825	764
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	123	129	110	64	54	41	19	39	17	23	6	2	13	(1)	16
LESS INVESTMENT EXPENSE	58	51	44	42	36	32	31	25	26	24	21	21	19	18	16
LESS INCOME LOST ON DEFAULTS	111	102	94	90	82	81	79	68	77	72	65	67	63	56	51
TOTAL INCOME	3,049	2,739	2,389	2,056	1,803	1,574	1,386	1,272	1,138	1,045	946	865	819	750	712
NET SURRENDERS	3,457	2,964	2,527	2,187	1,888	1,590	1,240	1,009	884	795	709	632	583	500	469
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	7,777	7,725	6,610	6,198	5,013	4,180	4,157	3,332	3,285	2,712	2,517	2,405	1,873	2,626	1,529
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	108	95	83	72	61	52	45	39	34	30	27	23	21	18	16
NET COMMISSIONS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	(8,079)	(7,886)	(6,648)	(6,170)	(4,928)	(3,989)	(3,780)	(2,870)	(2,814)	(2,258)	(2,063)	(1,958)	(1,443)	(2,170)	(1,118)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	3,263	2,898	2,572	2,286	2,034	1,834	1,662	1,509	1,389	1,279	1,190	1,102	1,033	973	896
STATUTORY GAIN	(214)	(159)	(183)	(231)	(230)	(260)	(276)	(237)	(251)	(234)	(243)	(237)	(215)	(224)	(185)
CAPITAL GAINS	(2)	(6)	(5)	(21)	(5)	(6)	(35)	(1)	(25)	(10)	(28)	(32)	(13)	(31)	(11)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	(2)	(5)	(4)	(16)	(4)	(5)	(28)	(1)	(20)	(8)	(22)	(26)	(10)	(25)	(9)
BOOK PROFIT	(214)	(161)	(184)	(235)	(231)	(261)	(283)	(237)	(256)	(236)	(249)	(244)	(217)	(230)	(187)
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	(167)	(153)	(148)	(147)	(135)	(134)	(135)	(117)	(117)	(106)	(100)	(94)	(84)	(85)	(74)
PROFITS RELEASED	(47)	(7)	(36)	(88)	(96)	(127)	(148)	(120)	(140)	(130)	(149)	(150)	(133)	(145)	(113)
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	69,489	61,603	54,955	48,785	43,857	39,868	36,087	33,217	30,403	28,145	26,083	24,125	22,681	20,511	19,393
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	69,489	61,603	54,955	48,785	43,857	39,868	36,087	33,217	30,403	28,145	26,083	24,125	22,681	20,511	19,393
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	67,184	59,530	53,091	47,114	42,358	38,522	34,875	32,120	29,406	27,233	25,242	23,344	21,950	19,824	18,746
INTEREST MAINTENANCE RESERVE	930	796	682	601	544	498	451	411	374	342	314	286	263	239	215
POLICIES IN FORCE (UNSCALED)	1,372	1,171	991	835	692	584	490	414	354	303	262	227	195	170	148
INSURANCE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE IN FORCE	19,955	17,455	15,329	13,488	11,899	10,569	9,557	8,752	8,051	7,422	6,863	6,368	5,910	5,524	5,161
GA ACCOUNT VALUE IN FORCE	19,955	17,455	15,329	13,488	11,899	10,569	9,557	8,752	8,051	7,422	6,863	6,368	5,910	5,524	5,161
TOTAL ACCOUNT VALUE IN FORCE	19,955	17,455	15,329	13,488	11,899	10,569	9,557	8,752	8,051	7,422	6,863	6,368	5,910	5,524	5,161
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	731	729	718	694	669	639	605	580	552	528	502	478	458	438	423
PV AT 8.00% PROFITS RELEASED	784	782	773	753	732	707	679	659	637	618	598	579	564	548	537
PV AT 9.00% PROFITS RELEASED	829	827	819	802	785	764	742	726	708	693	677	662	650	638	630

PV AT 7.00% BOOK PROFITS	(958)	(1,008)	(1,063)	(1,128)	(1,188)	(1,251)	(1,315)	(1,365)	(1,415)	(1,459)	(1,502)	(1,541)	(1,574)	(1,606)	(1,631)
PV AT 8.00% BOOK PROFITS	(785)	(828)	(874)	(929)	(978)	(1,030)	(1,082)	(1,123)	(1,163)	(1,198)	(1,231)	(1,262)	(1,287)	(1,312)	(1,330)
PV AT 9.00% BOOK PROFITS	(632)	(669)	(708)	(754)	(795)	(838)	(880)	(913)	(945)	(973)	(999)	(1,023)	(1,042)	(1,061)	(1,075)
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	67,184	59,530	53,091	47,114	42,358	38,522	34,875	32,120	29,406	27,233	25,242	23,344	21,950	19,824	18,746

Capital Based on 350% RBC	2,013	1,788	1,598	1,421	1,280	1,166	1,057	973	891	825	765	708	666	602	569
Capital: After-Tax int less change (i=2.65%)	275	267	227	210	171	141	134	105	103	84	77	73	57	78	45
PRE-TAX BOOK PROFIT	(214)	(161)	(184)	(235)	(231)	(261)	(283)	(237)	(256)	(236)	(249)	(244)	(217)	(230)	(187)
IMPACT OF FEDERAL INCOME TAX	167	153	148	147	135	134	135	117	117	106	100	94	84	85	74
Profit After-Tax, After Cost of Capital	227	260	191	122	74	14	(14)	(15)	(37)	(46)	(72)	(77)	(77)	(67)	(68)

Present Values
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-7

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense									12/11/20
		Line of Business Projection									03:23 PM

Existing Business at 09/30/2020 (000’s)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Variable Annuities
PREMIUM	0	15,744	14,604	13,530	12,523	11,571	10,678	9,840	9,045	8,311	7,614	6,975	6,378	5,817	5,296	4,818
GROSS INVESTMENT INCOME	0	9,377	8,801	8,379	7,951	7,599	7,234	6,838	6,505	6,153	5,747	5,447	5,152	4,873	4,530	4,225
MISCELLANEOUS FEES	0	4,961	4,864	4,762	4,652	4,537	4,416	4,290	4,161	4,027	3,888	3,750	3,609	3,467	3,323	3,179
AMORTIZATION OF IMR	0	122	96	73	60	60	58	52	46	40	33	29	27	25	23	25
LESS INVESTMENT EXPENSE	0	146	143	145	139	132	125	115	112	109	102	97	87	83	77	72
LESS INCOME LOST ON DEFAULTS	0	358	358	371	333	322	310	281	263	259	254	247	219	214	204	191
TOTAL INCOME	0	29,701	27,863	26,229	24,713	23,313	21,950	20,625	19,381	18,164	16,924	15,857	14,859	13,886	12,892	11,984
NET SURRENDERS	0	38,083	37,489	36,431	35,163	34,145	32,875	31,701	30,795	29,322	28,529	26,968	25,828	24,725	23,426	22,052
NET TRANSFERS TO SEPARATE ACCOUNT	0	(22,892)	(23,322)	(23,594)	(23,642)	(23,827)	(23,763)	(23,683)	(23,599)	(23,466)	(23,312)	(22,816)	(22,574)	(22,203)	(21,778)	(21,354)
DEATH/GMDB/ANNUITY BENEFITS	0	15,718	15,866	16,068	16,256	16,417	16,478	16,503	16,425	16,363	16,155	16,038	15,905	15,718	15,493	15,322
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	0	992	948	906	865	825	786	748	711	675	640	607	574	542	511	481
NET COMMISSIONS	0	488	455	424	395	367	341	316	292	271	250	230	212	195	179	164
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	0	(7,932)	(8,394)	(8,543)	(8,636)	(8,771)	(8,755)	(8,764)	(8,915)	(8,498)	(8,606)	(8,316)	(8,133)	(8,025)	(7,696)	(7,288)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	24,455	23,042	21,692	20,401	19,157	17,962	16,821	15,709	14,667	13,655	12,712	11,812	10,952	10,136	9,377
STATUTORY GAIN	0	5,245	4,821	4,537	4,312	4,156	3,988	3,803	3,672	3,496	3,269	3,145	3,047	2,934	2,756	2,608
CAPITAL GAINS	0	0	4	18	180	75	0	7	6	3	24	4	2	4	21	13
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	3	14	143	59	0	5	5	2	19	3	2	3	16	10
BOOK PROFIT	0	5,245	4,822	4,541	4,350	4,171	3,988	3,804	3,673	3,497	3,274	3,146	3,048	2,935	2,760	2,610
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	979	898	846	844	784	730	696	666	633	590	558	535	510	475	442
PROFITS RELEASED	0	4,267	3,924	3,695	3,506	3,387	3,258	3,109	3,007	2,864	2,684	2,588	2,513	2,425	2,286	2,168
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	216,505	208,573	200,179	191,636	183,000	174,229	165,474	156,710	147,795	139,297	130,691	122,375	114,243	106,218	98,522	91,234
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	216,505	208,573	200,179	191,636	183,000	174,229	165,474	156,710	147,795	139,297	130,691	122,375	114,243	106,218	98,522	91,234
TOTAL LIABILITY -- SEPARATE ACCOUNT	347,510	341,418	334,634	327,293	319,588	311,363	302,840	294,017	284,878	275,458	265,751	256,101	246,238	236,284	226,283	216,228
TOTAL TAX RESERVE (GA)	217,774	209,471	200,749	191,919	183,037	174,056	165,125	156,218	147,190	138,608	129,944	121,596	113,455	105,442	97,780	90,544
INTEREST MAINTENANCE RESERVE	691	569	476	417	500	499	442	395	354	317	303	278	252	230	223	209
POLICIES IN FORCE (UNSCALED)	9,311	8,693	8,108	7,555	7,036	6,542	6,078	5,639	5,226	4,839	4,474	4,132	3,810	3,508	3,225	2,961
INSURANCE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE IN FORCE	567,631	553,501	538,209	522,210	505,753	488,638	471,240	453,533	435,358	417,320	398,886	380,803	362,691	344,596	326,786	309,332
GA ACCOUNT VALUE IN FORCE	220,121	212,082	203,576	194,917	186,165	177,275	168,401	159,516	150,480	141,862	133,135	124,702	116,452	108,312	100,503	93,103
TOTAL ACCOUNT VALUE IN FORCE	567,631	553,501	538,209	522,210	505,753	488,638	471,240	453,533	435,358	417,320	398,886	380,803	362,691	344,596	326,786	309,332
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	0	3,988	7,415	10,430	13,105	15,520	17,691	19,627	21,377	22,935	24,299	25,528	26,644	27,650	28,537	29,323
PV AT 8.00% PROFITS RELEASED	0	3,951	7,315	10,247	12,824	15,130	17,183	18,997	20,621	22,054	23,297	24,407	25,405	26,296	27,074	27,758
PV AT 9.00% PROFITS RELEASED	0	3,914	7,217	10,070	12,553	14,755	16,697	18,398	19,907	21,226	22,359	23,362	24,256	25,046	25,730	26,326

PV AT 7.00% BOOK PROFITS	7.0%	4,902	9,114	12,821	16,139	19,113	21,771	24,140	26,278	28,180	29,844	31,339	32,692	33,910	34,980	35,927
PV AT 8.00% BOOK PROFITS	8.0%	4,857	8,991	12,595	15,793	18,632	21,145	23,365	25,350	27,099	28,615	29,965	31,175	32,254	33,194	34,017
PV AT 9.00% BOOK PROFITS	9.0%	4,812	8,871	12,377	15,459	18,170	20,548	22,629	24,473	26,083	27,466	28,685	29,768	30,726	31,552	32,268
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	217,774	209,789	201,340	192,742	184,051	175,225	166,416	157,598	148,629	140,079	131,421	123,056	114,876	106,805	99,064	91,734

Capital Based on 350% RBC	6,921	6,712	6,419	6,127	5,839	5,549	5,261	4,976	4,689	4,417	4,144	3,882	3,627	3,376	3,137	2,910
Capital: After-Tax int less change (i=2.65%)	0	354	433	427	416	413	404	395	391	371	365	349	337	326	310	293
PRE-TAX BOOK PROFIT		5,245	4,822	4,541	4,350	4,171	3,988	3,804	3,673	3,497	3,274	3,146	3,048	2,935	2,760	2,610
IMPACT OF FEDERAL INCOME TAX		(979)	(898)	(846)	(844)	(784)	(730)	(696)	(666)	(633)	(590)	(558)	(535)	(510)	(475)	(442)
Profit After-Tax, After Cost of Capital		4,621	4,357	4,121	3,922	3,799	3,662	3,504	3,398	3,234	3,049	2,936	2,849	2,751	2,596	2,461

Present Values			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%	PV Y2+		7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			41,860	38,873	36,261	33,960	31,921	30,104			39,545	36,738	34,279	32,111	30,187	28,471
PV IMPACT OF FEDERAL INCOME TAX			(7,590)	(7,065)	(6,605)	(6,199)	(5,838)	(5,515)			(7,143)	(6,652)	(6,221)	(5,840)	(5,501)	(5,198)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(2,710)	(3,043)	(3,333)	(3,587)	(3,809)	(4,007)			(2,560)	(2,878)	(3,155)	(3,398)	(3,612)	(3,802)
PV After-Tax, After Cost of Capital			31,560	28,764	26,322	24,175	22,274	20,582			29,843	27,208	24,903	22,873	21,074	19,471

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-8

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense										12/11/20
		Line of Business Projection (cont.)										03:23 PM

Existing Business at 09/30/2020 (000’s)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
Variable Annuities
PREMIUM	4,369	3,953	3,569	3,213	2,886	2,586	2,310	2,057	1,827	1,617	1,426	1,256	1,101	962	839
GROSS INVESTMENT INCOME	3,880	3,605	3,346	3,066	2,787	2,535	2,281	2,032	1,792	1,561	1,418	1,276	1,159	1,049	918
MISCELLANEOUS FEES	3,033	2,888	2,743	2,599	2,456	2,316	2,178	2,042	1,909	1,779	1,654	1,532	1,415	1,303	1,196
AMORTIZATION OF IMR	23	24	24	28	31	36	39	34	3	0	0	(0)	(0)	(11)	(0)
LESS INVESTMENT EXPENSE	64	60	57	52	46	43	38	31	28	21	24	23	22	20	17
LESS INCOME LOST ON DEFAULTS	173	163	141	131	122	114	101	81	71	63	98	101	103	101	87
TOTAL INCOME	11,068	10,247	9,485	8,724	7,992	7,317	6,669	6,052	5,432	4,873	4,376	3,939	3,550	3,182	2,847
NET SURRENDERS	21,079	19,836	18,673	17,578	16,445	15,276	14,306	13,333	12,319	11,530	10,601	9,736	9,014	8,283	7,602
NET TRANSFERS TO SEPARATE ACCOUNT	(20,984)	(20,455)	(19,829)	(19,359)	(18,748)	(18,060)	(17,428)	(16,765)	(16,057)	(15,408)	(14,667)	(13,922)	(13,167)	(12,459)	(11,695)
DEATH/GMDB/ANNUITY BENEFITS	15,107	14,850	14,574	14,239	13,898	13,542	13,134	12,667	12,165	11,628	11,062	10,487	9,887	9,278	8,669
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	453	425	398	372	347	323	300	278	257	237	219	201	184	168	153
NET COMMISSIONS	150	137	125	113	103	93	84	75	68	61	54	48	43	38	34
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	(7,151)	(6,825)	(6,624)	(6,242)	(5,916)	(5,581)	(5,311)	(4,958)	(4,563)	(4,279)	(3,889)	(3,528)	(3,273)	(2,926)	(2,660)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	8,653	7,967	7,316	6,701	6,128	5,593	5,085	4,630	4,190	3,769	3,379	3,022	2,688	2,382	2,103
STATUTORY GAIN	2,415	2,280	2,169	2,023	1,864	1,724	1,584	1,422	1,242	1,104	997	917	862	799	744
CAPITAL GAINS	0	0	13	11	15	7	(0)	(0)	(0)	0	0	(1)	(1)	(14)	(0)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	10	9	12	5	(0)	(0)	(0)	0	0	(0)	(0)	(11)	(0)
BOOK PROFIT	2,415	2,280	2,172	2,025	1,867	1,726	1,584	1,422	1,242	1,104	997	917	862	797	744
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	403	379	363	338	310	283	256	226	197	171	153	141	144	144	135
PROFITS RELEASED	2,012	1,901	1,809	1,687	1,557	1,443	1,328	1,196	1,045	933	844	776	717	652	609
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	84,083	77,258	70,634	64,392	58,476	52,896	47,584	42,626	38,063	33,784	29,894	26,366	23,093	20,167	17,506
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	84,083	77,258	70,634	64,392	58,476	52,896	47,584	42,626	38,063	33,784	29,894	26,366	23,093	20,167	17,506
TOTAL LIABILITY -- SEPARATE ACCOUNT	206,058	195,927	185,932	175,914	166,018	156,324	146,781	137,428	128,316	119,397	110,773	102,461	94,486	86,816	79,525
TOTAL TAX RESERVE (GA)	83,452	76,681	70,105	63,909	58,035	52,493	47,216	42,290	37,757	33,504	29,640	26,136	22,884	19,977	17,335
INTEREST MAINTENANCE RESERVE	185	161	147	128	108	77	37	3	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	2,712	2,480	2,264	2,063	1,875	1,702	1,541	1,392	1,254	1,127	1,012	906	808	720	640
INSURANCE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE IN FORCE	291,901	274,838	258,114	241,754	225,843	210,474	195,528	181,128	167,370	154,090	141,501	129,588	118,272	107,611	97,600
GA ACCOUNT VALUE IN FORCE	85,843	78,911	72,182	65,839	59,825	54,150	48,747	43,700	39,053	34,693	30,728	27,127	23,786	20,795	18,075
TOTAL ACCOUNT VALUE IN FORCE	291,901	274,838	258,114	241,754	225,843	210,474	195,528	181,128	167,370	154,090	141,501	129,588	118,272	107,611	97,600
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	30,004	30,606	31,141	31,608	32,010	32,359	32,658	32,911	33,117	33,289	33,434	33,559	33,667	33,758	33,838
PV AT 8.00% PROFITS RELEASED	28,345	28,859	29,311	29,702	30,036	30,323	30,567	30,771	30,936	31,072	31,186	31,283	31,367	31,437	31,497
PV AT 9.00% PROFITS RELEASED	26,832	27,272	27,655	27,983	28,261	28,497	28,697	28,862	28,994	29,102	29,192	29,267	29,332	29,385	29,431

PV AT 7.00% BOOK PROFITS	36,744	37,466	38,109	38,669	39,151	39,568	39,926	40,226	40,470	40,674	40,846	40,993	41,123	41,235	41,332
PV AT 8.00% BOOK PROFITS	34,721	35,338	35,881	36,350	36,751	37,094	37,385	37,627	37,823	37,984	38,119	38,234	38,334	38,419	38,493
PV AT 9.00% BOOK PROFITS	32,876	33,403	33,864	34,258	34,591	34,873	35,111	35,307	35,464	35,592	35,698	35,788	35,865	35,930	35,986
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	84,542	77,678	71,016	64,739	58,790	53,178	47,836	42,850	38,262	33,959	30,049	26,501	23,210	20,268	17,593

Capital Based on 350% RBC	2,688	2,476	2,271	2,078	1,895	1,722	1,557	1,402	1,260	1,127	1,005	894	790	697	612
Capital: After-Tax int less change (i=2.65%)	283	268	256	241	227	213	201	187	171	160	146	132	122	110	100
PRE-TAX BOOK PROFIT	2,415	2,280	2,172	2,025	1,867	1,726	1,584	1,422	1,242	1,104	997	917	862	797	744
IMPACT OF FEDERAL INCOME TAX	(403)	(379)	(363)	(338)	(310)	(283)	(256)	(226)	(197)	(171)	(153)	(141)	(144)	(144)	(135)
Profit After-Tax, After Cost of Capital	2,295	2,169	2,065	1,928	1,784	1,656	1,529	1,383	1,216	1,093	989	908	840	762	709

Present Values
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital
Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-9

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense									12/11/20
		Line of Business Projection									03:23 PM

Existing Business at 09/30/2020 (000’s)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Traditional Life (WL)
PREMIUM	0	85,928	78,958	73,265	69,085	64,603	60,269	56,489	52,001	47,245	43,842	40,779	38,021	35,355	32,720	30,043
GROSS INVESTMENT INCOME	0	82,957	81,013	79,602	78,363	77,675	76,809	75,911	74,803	73,607	72,503	71,677	70,709	69,569	68,324	66,848
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	635	565	502	448	395	339	281	230	187	150	121	109	107	112	117
LESS INVESTMENT EXPENSE	0	194	240	279	334	355	367	386	421	444	464	468	450	452	435	447
LESS INCOME LOST ON DEFAULTS	0	2,209	2,211	2,238	2,256	2,257	2,240	2,179	2,132	2,128	2,138	2,130	2,102	2,085	2,063	2,050
TOTAL INCOME	0	167,117	158,085	150,852	145,306	140,061	134,810	130,115	124,480	118,467	113,894	109,979	106,286	102,494	98,658	94,512
NET SURRENDERS	0	34,029	34,126	33,749	33,725	33,441	33,529	33,159	32,492	32,125	31,439	33,066	32,712	32,147	31,347	30,853
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	0	44,866	44,774	44,464	44,183	43,891	43,642	43,355	43,105	42,896	42,683	42,557	42,393	42,166	41,999	41,838
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	0	13,945	13,607	13,294	13,022	12,761	12,509	12,270	12,035	11,801	11,589	11,393	11,198	11,006	10,817	10,631
NET COMMISSIONS	0	3,963	3,635	3,369	3,176	2,971	2,771	2,598	2,389	2,165	2,010	1,870	1,744	1,622	1,500	1,376
DIVIDENDS	0	23,654	22,765	22,365	21,847	21,269	20,804	20,397	19,879	19,453	18,881	18,534	18,042	17,711	17,289	16,985
INCREASE IN LOADING	0	(1,231)	(144)	86	47	(123)	(134)	(88)	(201)	(246)	(30)	(135)	5	(36)	(1)	(58)
INCREASE IN RESERVES AND DIVIDEND LIAB	0	12,306	7,596	3,750	1,065	(1,286)	(4,223)	(6,258)	(8,449)	(11,390)	(13,121)	(17,254)	(19,087)	(20,643)	(22,031)	(23,975)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	131,532	126,361	121,077	117,064	112,924	108,898	105,433	101,250	96,804	93,451	90,031	87,006	83,973	80,920	77,650
STATUTORY GAIN	0	35,585	31,724	29,775	28,241	27,137	25,912	24,681	23,230	21,663	20,442	19,948	19,280	18,521	17,738	16,862
CAPITAL GAINS	0	16	11	3	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	12	8	3	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	35,588	31,726	29,776	28,241	27,137	25,912	24,681	23,230	21,663	20,442	19,948	19,280	18,521	17,738	16,862
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	8,519	7,444	6,849	6,386	5,935	5,463	5,022	4,495	3,945	3,502	3,245	2,968	2,658	2,359	2,007
PROFITS RELEASED	0	27,069	24,283	22,927	21,855	21,202	20,449	19,659	18,735	17,718	16,940	16,702	16,313	15,863	15,379	14,855
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	1,653,000	1,665,305	1,672,902	1,676,652	1,677,717	1,676,431	1,672,207	1,665,950	1,657,501	1,646,111	1,632,990	1,615,736	1,596,648	1,576,005	1,553,975	1,529,999
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	1,631,080	1,644,113	1,653,383	1,658,492	1,660,768	1,660,567	1,657,378	1,652,054	1,644,724	1,634,429	1,622,131	1,605,640	1,587,327	1,567,442	1,546,160	1,522,919
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	1,587,294	1,592,013	1,594,211	1,593,382	1,590,770	1,586,670	1,580,541	1,573,065	1,564,399	1,553,655	1,541,595	1,525,970	1,509,060	1,491,105	1,472,255	1,451,966
INTEREST MAINTENANCE RESERVE	4,916	4,294	3,738	3,238	2,791	2,395	2,057	1,776	1,546	1,359	1,209	1,088	979	872	761	644
POLICIES IN FORCE (UNSCALED)	197,187	189,026	181,515	174,546	167,938	161,670	155,669	149,925	144,448	139,206	134,169	129,304	124,614	120,092	115,720	111,508
INSURANCE IN FORCE	8,092,270	7,699,653	7,310,249	6,931,783	6,579,418	6,257,669	5,947,700	5,654,064	5,381,937	5,132,559	4,902,678	4,679,280	4,454,888	4,239,059	4,036,127	3,844,038
CASH VALUE IN FORCE	1,235,928	1,251,899	1,265,343	1,276,237	1,284,975	1,291,576	1,295,483	1,297,315	1,297,104	1,294,104	1,289,181	1,280,379	1,269,761	1,257,603	1,244,062	1,228,720
GA ACCOUNT VALUE IN FORCE	45,679	45,898	46,108	46,310	46,501	46,682	46,855	47,018	47,175	47,319	47,447	45,469	43,360	41,335	39,387	37,514
TOTAL ACCOUNT VALUE IN FORCE	45,679	45,898	46,108	46,310	46,501	46,682	46,855	47,018	47,175	47,319	47,447	45,469	43,360	41,335	39,387	37,514
POLICY LOANS IN FORCE	137,000	138,915	140,962	142,606	143,937	145,030	145,788	146,371	146,762	146,887	146,701	146,205	145,397	144,371	143,155	141,742
GROSS DEFERRED PREMIUMS	25,817	23,859	22,041	20,768	19,603	18,396	17,227	16,205	14,885	13,544	12,691	11,793	11,024	10,229	9,479	8,687
NET DEFERRED PREMIUMS	21,920	21,193	19,519	18,160	16,949	15,864	14,829	13,896	12,777	11,682	10,860	10,096	9,322	8,563	7,814	7,081
PV AT 7.00% PROFITS RELEASED	0	25,298	46,508	65,223	81,896	97,013	110,639	122,882	133,786	143,423	152,035	159,970	167,213	173,796	179,760	185,144
PV AT 8.00% PROFITS RELEASED	0	25,064	45,882	64,083	80,147	94,577	107,463	118,934	129,056	137,919	145,766	152,929	159,407	165,240	170,476	175,159
PV AT 9.00% PROFITS RELEASED	0	24,834	45,272	62,976	78,459	92,239	104,432	115,186	124,589	132,746	139,902	146,375	152,175	157,349	161,951	166,029

PV AT 7.00% BOOK PROFITS	7.0%	33,260	60,971	85,277	106,822	126,171	143,437	158,807	172,328	184,111	194,503	203,980	212,541	220,226	227,105	233,217
PV AT 8.00% BOOK PROFITS	8.0%	32,952	60,152	83,790	104,548	123,017	139,346	153,747	166,298	177,135	186,604	195,159	202,815	209,626	215,665	220,980
PV AT 9.00% BOOK PROFITS	9.0%	32,650	59,353	82,346	102,353	119,990	135,440	148,942	160,600	170,575	179,210	186,940	193,795	199,836	205,144	209,774
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	6,910	6,451	6,052	5,687	5,332	5,013	4,720	4,445	4,167	3,851	3,605	3,384	3,184	2,986	2,813	2,647
Tax Reserve before unamort DAC (GA)	1,587,294	1,599,830	1,608,672	1,613,437	1,615,581	1,615,412	1,612,420	1,607,355	1,600,376	1,590,570	1,578,804	1,562,931	1,545,261	1,526,072	1,505,528	1,483,107

Capital Based on 350% RBC	59,167	58,964	58,186	57,391	56,664	55,895	55,073	54,252	53,376	52,467	51,601	50,647	49,660	48,655	47,630	46,569
Capital: After-Tax int less change (i=2.65%)	0	1,442	2,012	2,014	1,928	1,955	1,993	1,973	2,012	2,027	1,965	2,034	2,047	2,045	2,044	2,058
PRE-TAX BOOK PROFIT		35,588	31,726	29,776	28,241	27,137	25,912	24,681	23,230	21,663	20,442	19,948	19,280	18,521	17,738	16,862
IMPACT OF FEDERAL INCOME TAX		(8,519)	(7,444)	(6,849)	(6,386)	(5,935)	(5,463)	(5,022)	(4,495)	(3,945)	(3,502)	(3,245)	(2,968)	(2,658)	(2,359)	(2,007)
Profit After-Tax, After Cost of Capital		28,511	26,295	24,941	23,784	23,157	22,441	21,633	20,747	19,745	18,905	18,736	18,360	17,908	17,423	16,913

Present Values			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%	PV Y2+		7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			262,373	245,399	230,259	216,706	204,528	193,545			245,151	229,443	215,394	202,788	191,437	181,182
PV IMPACT OF FEDERAL INCOME TAX			(46,149)	(44,639)	(43,060)	(41,472)	(39,912)	(38,403)			(40,860)	(39,691)	(38,416)	(37,099)	(35,783)	(34,492)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(32,860)	(35,827)	(38,236)	(40,223)	(41,886)	(43,295)			(32,257)	(35,198)	(37,591)	(39,568)	(41,224)	(42,629)
PV After-Tax, After Cost of Capital			183,364	164,933	148,963	135,011	122,729	111,846			172,034	154,553	139,387	126,121	114,430	104,060

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-10

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense										12/11/20
		Line of Business Projection (cont.)										03:23 PM

Existing Business at 09/30/2020 (000’s)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
Traditional Life (WL)
PREMIUM	28,181	26,526	24,753	23,119	21,454	19,790	18,338	16,950	15,683	14,749	13,642	12,630	11,658	10,680	9,640
GROSS INVESTMENT INCOME	65,564	63,840	61,599	59,465	57,304	55,223	53,533	51,922	50,168	48,290	46,565	45,015	43,477	41,926	40,696
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	121	119	110	93	74	55	35	20	11	5	2	1	0	0	0
LESS INVESTMENT EXPENSE	449	446	479	512	512	586	588	612	637	675	730	729	710	698	711
LESS INCOME LOST ON DEFAULTS	2,017	1,973	1,966	1,967	1,919	1,959	1,913	1,882	1,821	1,717	1,721	1,667	1,618	1,573	1,536
TOTAL INCOME	91,400	88,066	84,018	80,199	76,400	72,523	69,405	66,398	63,404	60,651	57,759	55,249	52,808	50,334	48,088
NET SURRENDERS	30,218	29,632	28,955	28,263	27,727	26,923	26,411	25,779	25,000	24,279	23,438	22,698	21,958	21,232	20,502
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	41,603	41,351	41,134	40,922	40,675	40,839	40,948	40,980	40,869	40,704	40,463	40,141	39,693	39,136	38,508
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	10,457	10,290	10,124	9,964	9,806	9,650	9,495	9,340	9,188	9,039	8,893	8,748	8,606	8,467	8,330
NET COMMISSIONS	1,291	1,216	1,135	1,061	983	906	840	775	717	676	626	579	534	489	439
DIVIDENDS	16,644	16,290	15,903	15,539	15,154	14,927	14,658	14,357	14,063	13,719	13,363	13,018	12,572	12,165	11,720
INCREASE IN LOADING	(14)	(17)	(64)	(100)	(99)	(119)	(99)	(95)	(32)	144	(43)	(3)	(2)	(77)	(100)
INCREASE IN RESERVES AND DIVIDEND LIAB	(24,983)	(25,912)	(26,812)	(27,575)	(28,388)	(29,424)	(30,546)	(31,357)	(31,876)	(32,388)	(32,688)	(32,997)	(33,020)	(32,934)	(32,673)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	75,216	72,851	70,377	68,074	65,859	63,702	61,707	59,780	57,929	56,172	54,052	52,184	50,340	48,477	46,725
STATUTORY GAIN	16,184	15,214	13,641	12,124	10,541	8,821	7,698	6,618	5,474	4,479	3,707	3,065	2,468	1,857	1,363
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	16,184	15,214	13,641	12,124	10,541	8,821	7,698	6,618	5,474	4,479	3,707	3,065	2,468	1,857	1,363
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	1,802	1,593	1,212	863	538	111	(108)	(358)	(612)	(876)	(1,099)	(1,236)	(1,362)	(1,500)	(1,636)
PROFITS RELEASED	14,383	13,621	12,428	11,261	10,003	8,710	7,806	6,976	6,086	5,354	4,806	4,301	3,830	3,357	2,998
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	1,505,017	1,479,105	1,452,293	1,424,718	1,396,330	1,366,906	1,336,360	1,305,003	1,273,127	1,240,739	1,208,051	1,175,053	1,142,033	1,109,099	1,076,426
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	1,498,453	1,472,992	1,446,624	1,419,446	1,391,415	1,362,358	1,332,144	1,301,094	1,269,533	1,237,484	1,205,111	1,172,409	1,139,662	1,106,975	1,074,519
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	1,430,574	1,408,033	1,384,458	1,359,915	1,334,384	1,307,746	1,279,834	1,250,990	1,221,503	1,191,434	1,160,956	1,130,081	1,099,087	1,068,091	1,037,277
INTEREST MAINTENANCE RESERVE	523	404	294	201	128	73	38	18	7	3	1	0	0	0	0
POLICIES IN FORCE (UNSCALED)	107,447	103,521	99,731	96,071	92,535	89,094	85,754	82,516	79,391	76,367	73,453	70,637	67,929	65,321	62,817
INSURANCE IN FORCE	3,662,876	3,490,377	3,327,324	3,174,339	3,034,411	2,902,792	2,775,779	2,652,584	2,531,910	2,415,394	2,305,111	2,201,113	2,100,676	2,005,435	1,916,372
CASH VALUE IN FORCE	1,212,173	1,194,606	1,176,136	1,156,807	1,136,532	1,115,334	1,093,011	1,069,787	1,045,956	1,021,523	996,711	971,526	946,126	920,647	895,201
GA ACCOUNT VALUE IN FORCE	35,713	33,978	32,306	30,691	29,130	27,613	26,139	24,705	23,309	21,950	20,627	19,336	18,075	16,842	15,635
TOTAL ACCOUNT VALUE IN FORCE	35,713	33,978	32,306	30,691	29,130	27,613	26,139	24,705	23,309	21,950	20,627	19,336	18,075	16,842	15,635
POLICY LOANS IN FORCE	140,054	138,205	136,150	133,922	131,547	128,953	126,185	123,258	120,161	116,908	113,570	110,157	106,626	103,118	99,580
GROSS DEFERRED PREMIUMS	8,156	7,689	7,181	6,684	6,229	5,743	5,312	4,910	4,564	4,368	4,010	3,711	3,436	3,112	2,795
NET DEFERRED PREMIUMS	6,564	6,113	5,669	5,272	4,916	4,548	4,216	3,909	3,594	3,255	2,939	2,644	2,371	2,124	1,907
PV AT 7.00% PROFITS RELEASED	190,016	194,328	198,005	201,119	203,704	205,808	207,569	209,041	210,241	211,227	212,055	212,747	213,323	213,795	214,189
PV AT 8.00% PROFITS RELEASED	179,357	183,039	186,149	188,758	190,904	192,635	194,070	195,258	196,218	197,000	197,650	198,188	198,632	198,992	199,290
PV AT 9.00% PROFITS RELEASED	169,652	172,799	175,434	177,624	179,409	180,835	182,007	182,968	183,738	184,359	184,870	185,290	185,633	185,908	186,134

PV AT 7.00% BOOK PROFITS	238,699	243,516	247,551	250,904	253,628	255,758	257,496	258,892	259,971	260,796	261,434	261,928	262,299	262,560	262,739
PV AT 8.00% BOOK PROFITS	225,704	229,816	233,230	236,039	238,301	240,053	241,469	242,596	243,459	244,113	244,614	244,998	245,284	245,483	245,619
PV AT 9.00% BOOK PROFITS	213,850	217,366	220,257	222,615	224,496	225,940	227,096	228,008	228,700	229,219	229,614	229,913	230,134	230,287	230,389
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	2,494	2,332	2,192	2,047	1,923	1,798	1,694	1,591	1,502	1,416	1,336	1,254	1,179	1,105	1,036
Tax Reserve before unamort DAC (GA)	1,459,472	1,434,879	1,409,407	1,383,110	1,355,946	1,327,785	1,298,457	1,268,296	1,237,580	1,206,373	1,174,847	1,142,989	1,111,074	1,079,215	1,047,574

Capital Based on 350% RBC	45,547	44,536	43,504	42,484	41,457	40,424	39,375	38,319	37,259	36,218	35,167	34,127	33,096	32,075	31,065
Capital: After-Tax int less change (i=2.65%)	1,996	1,965	1,964	1,931	1,916	1,902	1,894	1,881	1,862	1,822	1,809	1,776	1,746	1,715	1,681
PRE-TAX BOOK PROFIT	16,184	15,214	13,641	12,124	10,541	8,821	7,698	6,618	5,474	4,479	3,707	3,065	2,468	1,857	1,363
IMPACT OF FEDERAL INCOME TAX	(1,802)	(1,593)	(1,212)	(863)	(538)	(111)	108	358	612	876	1,099	1,236	1,362	1,500	1,636
Profit After-Tax, After Cost of Capital	16,379	15,587	14,392	13,192	11,919	10,612	9,700	8,857	7,948	7,176	6,615	6,076	5,576	5,071	4,679

Present Values
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-11

Farm Bureau Life (Rev 12/11) - Base Case Unit Expense	12/11/20
Line of Business Projection	03:23 PM

Existing Business at 09/30/2020 (000’s)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Term
PREMIUM	0	98,264	92,656	87,303	82,346	77,074	72,476	67,790	63,152	58,263	53,626	50,785	48,007	45,849	43,286	40,224
GROSS INVESTMENT INCOME	0	12,325	12,153	12,132	11,997	12,019	12,186	11,668	11,490	11,088	10,534	10,501	9,619	8,672	8,178	7,372
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	58	40	30	26	11	0	0	0	0	61	12	30	39	39	38
LESS INVESTMENT EXPENSE	0	195	202	213	220	223	224	224	223	221	216	207	187	162	149	133
LESS INCOME LOST ON DEFAULTS	0	297	314	335	356	363	368	369	361	358	354	340	313	281	262	239
TOTAL INCOME	0	110,155	104,334	98,917	93,793	88,519	84,071	78,865	74,059	68,772	63,651	60,751	57,157	54,117	51,092	47,263
NET SURRENDERS	0	1,728	4,728	4,918	6,029	3,670	2,065	10,515	11,278	16,642	11,434	2,776	2,743	2,571	2,357	2,209
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	0	41,405	47,814	48,607	51,022	46,675	43,818	56,307	57,181	63,189	61,888	54,411	52,170	47,684	37,259	37,764
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	0	10,358	9,898	9,463	9,034	8,620	8,243	7,872	7,477	7,033	6,539	6,108	5,702	5,293	4,862	4,429
NET COMMISSIONS	0	5,920	5,659	5,401	5,163	4,919	4,684	4,468	4,246	4,026	3,793	3,543	3,325	3,124	2,892	2,664
DIVIDENDS	0	142	138	134	129	123	118	112	106	100	94	89	83	78	72	68
INCREASE IN LOADING	0	(3,019)	(86)	(129)	(567)	(709)	(576)	(415)	(320)	(993)	(304)	1,026	999	1,420	1,174	1,043
INCREASE IN RESERVES AND DIVIDEND LIAB	0	7,976	4,972	2,296	714	697	(1,472)	(3,131)	(4,249)	(6,993)	(15,010)	(24,905)	(25,669)	(21,892)	(19,838)	(17,573)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	64,511	73,123	70,689	71,524	63,996	56,881	75,729	75,718	83,005	68,433	43,048	39,353	38,278	28,779	30,604
STATUTORY GAIN	0	45,645	31,210	28,229	22,269	24,523	27,190	3,136	(1,659)	(14,233)	(4,783)	17,704	17,804	15,839	22,313	16,658
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	148	160	72	3	(31)	(33)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	117	126	57	3	(24)	(26)
BOOK PROFIT	0	45,645	31,210	28,229	22,269	24,523	27,190	3,136	(1,659)	(14,233)	(4,751)	17,737	17,819	15,839	22,307	16,651
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	8,263	6,749	5,621	4,576	6,380	2,902	795	(242)	(3,211)	5,019	3,788	3,298	2,883	2,420	1,481
PROFITS RELEASED	0	37,381	24,462	22,607	17,693	18,143	24,288	2,341	(1,417)	(11,022)	(9,771)	13,949	14,521	12,956	19,887	15,171
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	322,873	330,849	335,821	338,116	338,831	339,528	338,056	334,925	330,676	323,683	308,673	283,768	258,099	236,207	216,369	198,796
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	268,340	275,614	282,674	286,809	288,830	290,707	290,388	288,594	285,795	279,543	266,067	243,922	220,888	201,996	184,998	170,056
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	264,599	276,911	281,863	286,357	288,005	283,160	295,359	292,056	287,897	281,893	239,024	215,924	194,314	176,830	169,906	163,893
INTEREST MAINTENANCE RESERVE	165	108	68	37	11	0	0	0	0	0	56	170	197	161	97	33
POLICIES IN FORCE (UNSCALED)	164,775	154,063	143,609	134,146	124,783	116,269	108,640	101,071	93,346	85,113	76,796	70,218	63,731	57,407	51,022	45,121
INSURANCE IN FORCE	33,308,469	31,477,845	29,766,816	28,198,057	26,623,197	25,082,038	23,674,401	22,210,491	20,749,407	19,204,610	17,635,861	16,401,564	15,191,501	14,000,250	12,700,596	11,370,989
CASH VALUE IN FORCE	91,197	105,045	113,259	121,228	127,333	138,323	153,116	154,737	153,802	141,706	123,156	115,564	106,950	108,209	109,840	112,960
GA ACCOUNT VALUE IN FORCE	29,346	29,476	29,673	29,888	30,111	30,336	30,563	30,793	31,023	31,256	31,491	30,282	28,984	27,741	26,552	25,414
TOTAL ACCOUNT VALUE IN FORCE	29,346	29,476	29,673	29,888	30,111	30,336	30,563	30,793	31,023	31,256	31,491	30,282	28,984	27,741	26,552	25,414
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	47,328	45,012	42,837	40,868	38,995	37,106	35,378	33,625	31,856	30,122	28,283	26,549	24,912	23,333	21,667	20,079
NET DEFERRED PREMIUMS	54,533	55,235	53,147	51,307	50,001	48,821	47,668	46,331	44,882	44,140	42,606	39,846	37,210	34,211	31,372	28,740
PV AT 7.00% PROFITS RELEASED	0	34,936	56,302	74,756	88,254	101,189	117,373	118,831	118,007	112,011	107,044	113,671	120,119	125,495	133,208	138,706
PV AT 8.00% PROFITS RELEASED	0	34,612	55,584	73,530	86,535	98,883	114,189	115,555	114,789	109,275	104,750	110,732	116,499	121,263	128,033	132,816
PV AT 9.00% PROFITS RELEASED	0	34,295	54,884	72,340	84,875	96,666	111,148	112,429	111,718	106,643	102,516	107,922	113,084	117,310	123,261	127,426

PV AT 7.00% BOOK PROFITS	7.0%	42,658	69,919	92,962	109,950	127,435	145,553	147,506	146,540	138,799	136,383	144,810	152,722	159,295	167,946	173,981
PV AT 8.00% BOOK PROFITS	8.0%	42,263	69,021	91,430	107,798	124,488	141,623	143,453	142,556	135,436	133,235	140,843	147,919	153,743	161,337	166,587
PV AT 9.00% BOOK PROFITS	9.0%	41,876	68,145	89,942	105,718	121,657	137,869	139,585	138,752	132,199	130,192	137,066	143,401	148,567	155,242	159,814
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	264,599	287,143	301,116	313,465	321,879	322,721	339,601	340,019	338,649	334,489	292,561	269,659	247,495	228,780	219,926	211,255

Capital Based on 350% RBC	74,989	71,924	68,709	65,681	62,603	59,574	56,749	53,783	50,788	47,547	44,035	40,893	37,783	34,838	31,726	28,623
Capital: After-Tax int less change (i=2.65%)	0	4,635	4,721	4,467	4,453	4,340	4,072	4,155	4,121	4,304	4,508	4,064	3,966	3,736	3,842	3,767
PRE-TAX BOOK PROFIT		45,645	31,210	28,229	22,269	24,523	27,190	3,136	(1,659)	(14,233)	(4,751)	17,737	17,819	15,839	22,307	16,651
IMPACT OF FEDERAL INCOME TAX		(8,263)	(6,749)	(5,621)	(4,576)	(6,380)	(2,902)	(795)	242	3,211	(5,019)	(3,788)	(3,298)	(2,883)	(2,420)	(1,481)
Profit After-Tax, After Cost of Capital		42,016	29,183	27,074	22,146	22,483	28,360	6,496	2,704	(6,718)	(5,263)	18,013	18,486	16,692	23,729	18,937

Present Values			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%	PV Y2+		7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			192,886	180,539	170,152	161,279	153,595	146,855			160,744	149,338	139,821	131,763	124,846	118,834
PV IMPACT OF FEDERAL INCOME TAX			(38,987)	(36,487)	(34,377)	(32,570)	(31,000)	(29,621)			(33,453)	(31,142)	(29,208)	(27,564)	(26,147)	(24,912)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(28,188)	(31,798)	(34,955)	(37,733)	(40,190)	(42,375)			(26,482)	(29,912)	(32,922)	(35,578)	(37,932)	(40,031)
PV After-Tax, After Cost of Capital			125,711	112,255	100,819	90,976	82,404	74,860			100,809	88,283	77,691	68,622	60,766	53,891

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-12

Farm Bureau Life (Rev 12/11) - Base Case Unit Expense	12/11/20
Line of Business Projection (cont.)	03:23 PM

Existing Business at 09/30/2020 (000’s)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
Term
PREMIUM	36,840	33,279	29,974	27,146	24,258	22,630	21,874	21,227	20,441	19,424	18,012	16,936	16,261	15,223	14,572
GROSS INVESTMENT INCOME	6,796	5,650	5,019	4,473	4,010	3,877	3,254	2,673	2,325	1,925	1,623	1,350	1,147	952	883
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	(1)	(49)	(20)	(33)	(37)	(62)	(96)	(71)	(33)	0	(33)	(70)	(25)	(42)	(0)
LESS INVESTMENT EXPENSE	121	110	98	90	80	68	60	48	38	29	30	26	21	19	15
LESS INCOME LOST ON DEFAULTS	217	200	183	171	157	137	119	97	80	59	56	49	41	37	30
TOTAL INCOME	43,297	38,571	34,691	31,324	27,993	26,239	24,853	23,684	22,615	21,261	19,516	18,142	17,321	16,077	15,410
NET SURRENDERS	2,991	14,562	15,684	19,034	11,105	1,301	1,178	1,100	1,024	959	904	862	1,419	3,551	737
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	33,861	43,077	41,016	39,100	32,501	28,082	25,859	22,072	17,629	16,256	14,244	12,799	11,031	8,398	6,094
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	4,059	3,688	3,276	2,848	2,388	2,110	1,939	1,771	1,607	1,430	1,265	1,110	948	776	613
NET COMMISSIONS	2,459	2,260	2,064	1,907	1,727	1,563	1,469	1,381	1,301	1,231	1,147	1,073	1,017	944	891
DIVIDENDS	63	58	54	49	45	41	37	33	30	27	24	21	18	15	12
INCREASE IN LOADING	1,397	1,868	2,064	(591)	(342)	(198)	(43)	340	677	1,069	1,011	1,306	1,421	10	(5)
INCREASE IN RESERVES AND DIVIDEND LIAB	(17,519)	(17,433)	(14,732)	(12,689)	(16,143)	(17,477)	(15,472)	(12,776)	(10,526)	(8,641)	(8,565)	(8,087)	(6,188)	(5,823)	(2,345)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	27,310	48,079	49,425	49,660	31,280	15,421	14,966	13,922	11,741	12,329	10,029	9,084	9,665	7,872	5,998
STATUTORY GAIN	15,987	(9,508)	(14,735)	(18,336)	(3,287)	10,818	9,886	9,763	10,873	8,931	9,487	9,058	7,656	8,205	9,413
CAPITAL GAINS	(44)	(62)	(26)	(42)	(47)	(78)	(122)	(90)	(42)	0	(42)	(89)	(31)	(54)	(0)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	(35)	(49)	(20)	(33)	(37)	(62)	(96)	(71)	(33)	0	(33)	(70)	(25)	(42)	(0)
BOOK PROFIT	15,978	(9,521)	(14,740)	(18,344)	(3,297)	10,801	9,861	9,744	10,864	8,931	9,478	9,039	7,650	8,194	9,413
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	63	(1,544)	(2,035)	(2,625)	1,483	1,806	1,779	2,006	1,870	1,696	1,746	1,704	1,607	1,639	1,813
PROFITS RELEASED	15,915	(7,977)	(12,705)	(15,720)	(4,779)	8,995	8,082	7,737	8,994	7,235	7,732	7,335	6,043	6,555	7,600
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	181,278	163,844	149,112	136,424	120,280	102,803	87,331	74,555	64,029	55,388	46,823	38,737	32,548	26,726	24,381
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	155,374	141,388	130,287	118,308	103,130	86,401	71,600	59,805	50,587	43,564	36,672	30,488	26,217	20,965	18,999
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	164,278	147,587	130,944	112,654	86,712	71,821	58,097	46,229	38,740	32,356	26,389	20,909	16,446	11,411	10,078
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	40,348	35,162	30,025	24,638	19,696	17,600	15,663	13,768	11,925	10,036	8,488	6,925	5,437	3,857	2,545
INSURANCE IN FORCE	10,147,887	8,801,339	7,487,232	6,109,007	4,824,845	4,407,924	4,017,362	3,635,055	3,219,684	2,739,505	2,252,850	1,764,142	1,301,040	864,422	493,486
CASH VALUE IN FORCE	116,636	106,950	94,980	79,027	60,197	50,217	40,132	35,661	31,503	27,924	24,579	21,695	18,875	15,130	14,455
GA ACCOUNT VALUE IN FORCE	24,324	23,281	22,283	21,328	20,413	19,538	18,700	17,898	17,131	16,397	15,694	15,021	14,377	13,760	13,170
TOTAL ACCOUNT VALUE IN FORCE	24,324	23,281	22,283	21,328	20,413	19,538	18,700	17,898	17,131	16,397	15,694	15,021	14,377	13,760	13,170
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	18,639	17,060	15,493	14,193	12,885	11,939	11,224	10,583	9,952	9,402	8,741	8,145	7,648	7,087	6,704
NET DEFERRED PREMIUMS	25,904	22,457	18,825	18,116	17,150	16,402	15,731	14,750	13,442	11,824	10,151	8,249	6,331	5,760	5,382
PV AT 7.00% PROFITS RELEASED	144,097	141,572	137,813	133,466	132,231	134,404	136,228	137,860	139,633	140,966	142,298	143,478	144,387	145,309	146,307
PV AT 8.00% PROFITS RELEASED	137,461	135,305	132,126	128,483	127,458	129,245	130,732	132,049	133,468	134,524	135,570	136,488	137,188	137,892	138,647
PV AT 9.00% PROFITS RELEASED	131,435	129,592	126,898	123,841	122,988	124,461	125,674	126,740	127,877	128,716	129,539	130,255	130,796	131,335	131,907

PV AT 7.00% BOOK PROFITS	179,393	176,379	172,018	166,946	166,094	168,703	170,928	172,984	175,126	176,771	178,403	179,858	181,008	182,160	183,397
PV AT 8.00% BOOK PROFITS	171,250	168,677	164,989	160,738	160,031	162,176	163,990	165,650	167,363	168,667	169,949	171,080	171,967	172,846	173,782
PV AT 9.00% BOOK PROFITS	163,838	161,638	158,514	154,946	154,358	156,126	157,607	158,949	160,322	161,358	162,367	163,249	163,934	164,607	165,316
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	208,640	189,006	169,465	148,324	119,593	102,066	85,939	71,900	62,444	54,261	46,630	39,631	33,810	27,544	25,104

Capital Based on 350% RBC	25,765	22,688	19,749	16,727	13,761	12,375	11,144	10,009	8,894	7,737	6,553	5,399	4,365	3,339	2,550
Capital: After-Tax int less change (i=2.65%)	3,458	3,616	3,413	3,436	3,317	1,674	1,490	1,368	1,324	1,344	1,345	1,291	1,147	1,117	860
PRE-TAX BOOK PROFIT	15,978	(9,521)	(14,740)	(18,344)	(3,297)	10,801	9,861	9,744	10,864	8,931	9,478	9,039	7,650	8,194	9,413
IMPACT OF FEDERAL INCOME TAX	(63)	1,544	2,035	2,625	(1,483)	(1,806)	(1,779)	(2,006)	(1,870)	(1,696)	(1,746)	(1,704)	(1,607)	(1,639)	(1,813)
Profit After-Tax, After Cost of Capital	19,373	(4,361)	(9,292)	(12,284)	(1,462)	10,669	9,572	9,105	10,318	8,579	9,078	8,627	7,190	7,672	8,460

Present Values
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-13

Farm Bureau Life (Rev 12/11) - Base Case Unit Expense	12/11/20
Line of Business Projection	03:23 PM

Existing Business at 09/30/2020 (000’s)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
UL
PREMIUM	0	117,302	107,702	101,569	96,391	91,323	86,188	81,287	76,715	72,375	68,011	63,782	59,877	56,033	52,416	48,893
GROSS INVESTMENT INCOME	0	54,691	56,194	57,622	58,310	59,349	60,336	61,185	61,747	62,171	62,232	62,281	62,055	61,509	60,863	60,016
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	373	318	257	205	165	128	92	67	55	48	41	35	33	33	34
LESS INVESTMENT EXPENSE	0	305	386	442	508	550	600	647	675	710	733	749	746	749	731	724
LESS INCOME LOST ON DEFAULTS	0	1,666	1,776	1,857	1,948	2,001	2,029	2,061	2,094	2,138	2,160	2,164	2,157	2,158	2,144	2,128
TOTAL INCOME	0	170,396	162,052	157,149	152,450	148,286	144,024	139,856	135,761	131,754	127,398	123,191	119,065	114,667	110,437	106,091
NET SURRENDERS	0	24,308	25,847	26,312	27,391	28,488	29,607	30,286	30,061	31,084	30,939	32,910	32,724	32,013	31,685	32,008
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	0	55,110	56,575	57,906	59,117	60,410	61,700	62,935	64,212	65,426	66,556	67,626	68,486	69,450	70,425	71,075
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	0	9,386	9,115	8,899	8,690	8,492	8,292	8,094	7,897	7,703	7,508	7,313	7,116	6,922	6,730	6,537
NET COMMISSIONS	0	7,182	5,537	5,284	5,035	4,804	4,581	4,361	4,144	3,938	3,742	3,556	3,379	3,200	3,026	2,852
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	0	55,026	45,856	42,233	38,632	36,637	31,893	25,840	20,904	10,593	3,582	(1,074)	(7,310)	(10,889)	(14,711)	(19,277)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	151,012	142,929	140,635	138,865	138,830	136,072	131,516	127,219	118,744	112,327	110,331	104,395	100,695	97,154	93,195
STATUTORY GAIN	0	19,384	19,123	16,514	13,585	9,456	7,952	8,340	8,542	13,011	15,071	12,859	14,671	13,973	13,283	12,897
CAPITAL GAINS	0	3	5	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	2	4	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	19,385	19,124	16,514	13,585	9,456	7,952	8,340	8,542	13,011	15,071	12,859	14,671	13,973	13,283	12,897
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	6,049	5,410	4,515	3,620	2,544	1,994	1,785	1,590	2,272	2,478	1,851	1,984	1,603	1,249	945
PROFITS RELEASED	0	13,335	13,714	11,998	9,965	6,912	5,958	6,555	6,952	10,738	12,593	11,008	12,687	12,369	12,034	11,952
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	1,144,998	1,200,024	1,245,880	1,288,113	1,326,745	1,363,381	1,395,274	1,421,114	1,442,018	1,452,611	1,456,193	1,455,119	1,447,809	1,436,919	1,422,208	1,402,931
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	1,144,998	1,200,024	1,245,880	1,288,113	1,326,745	1,363,381	1,395,274	1,421,114	1,442,018	1,452,611	1,456,193	1,455,119	1,447,809	1,436,919	1,422,208	1,402,931
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	1,098,487	1,141,372	1,177,675	1,212,171	1,244,519	1,275,660	1,302,964	1,325,263	1,343,485	1,352,290	1,354,892	1,353,389	1,346,537	1,336,967	1,324,401	1,308,075
INTEREST MAINTENANCE RESERVE	2,025	1,655	1,340	1,083	878	713	585	493	425	370	322	281	246	214	181	146
POLICIES IN FORCE (UNSCALED)	74,477	71,231	68,292	65,457	62,730	60,105	57,562	55,098	52,700	50,367	48,118	45,911	43,776	41,708	39,710	37,773
INSURANCE IN FORCE	7,593,796	7,287,150	7,008,722	6,745,146	6,494,849	6,249,379	6,009,252	5,778,958	5,557,617	5,341,433	5,133,779	4,925,916	4,723,993	4,527,481	4,336,535	4,150,583
CASH VALUE IN FORCE	845,751	872,822	898,901	922,927	943,117	961,602	976,080	985,784	991,623	988,852	980,327	968,851	952,778	935,027	915,551	894,032
GA ACCOUNT VALUE IN FORCE	942,717	969,855	987,948	1,001,406	1,010,425	1,014,954	1,015,417	1,012,441	1,007,136	998,444	987,274	971,767	954,438	935,699	915,494	893,377
TOTAL ACCOUNT VALUE IN FORCE	942,717	969,855	987,948	1,001,406	1,010,425	1,014,954	1,015,417	1,012,441	1,007,136	998,444	987,274	971,767	954,438	935,699	915,494	893,377
POLICY LOANS IN FORCE	32,946	32,522	31,955	31,464	30,773	30,152	29,444	28,714	27,944	27,136	26,269	25,312	24,360	23,423	22,448	21,444
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	0	12,463	24,441	34,235	41,838	46,766	50,736	54,818	58,864	64,705	71,107	76,337	81,970	87,103	91,770	96,102
PV AT 8.00% PROFITS RELEASED	0	12,348	24,105	33,630	40,954	45,659	49,413	53,238	56,994	62,366	68,199	72,920	77,958	82,506	86,603	90,371
PV AT 9.00% PROFITS RELEASED	0	12,234	23,777	33,042	40,101	44,594	48,147	51,732	55,221	60,166	65,485	69,751	74,262	78,296	81,897	85,179

PV AT 7.00% BOOK PROFITS	7.0%	18,117	34,820	48,300	58,664	65,406	70,705	75,899	80,870	87,947	95,608	101,718	108,232	114,030	119,181	123,855
PV AT 8.00% BOOK PROFITS	8.0%	17,949	34,344	47,453	57,439	63,874	68,885	73,752	78,367	84,875	91,856	97,371	103,197	108,335	112,857	116,923
PV AT 9.00% BOOK PROFITS	9.0%	17,784	33,880	46,632	56,256	62,402	67,143	71,705	75,992	81,983	88,349	93,332	98,548	103,106	107,081	110,621
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	1,098,487	1,152,048	1,197,462	1,239,870	1,279,031	1,315,944	1,348,009	1,374,105	1,395,215	1,406,046	1,409,836	1,408,724	1,401,506	1,390,841	1,376,491	1,357,733

Capital Based on 350% RBC	52,745	53,761	53,995	54,370	54,699	55,012	55,204	55,257	55,202	54,881	54,381	53,762	52,981	52,125	51,184	50,129
Capital: After-Tax int less change (i=2.65%)	0	88	892	755	810	832	959	1,103	1,212	1,476	1,649	1,757	1,907	1,965	2,033	2,126
PRE-TAX BOOK PROFIT		19,385	19,124	16,514	13,585	9,456	7,952	8,340	8,542	13,011	15,071	12,859	14,671	13,973	13,283	12,897
IMPACT OF FEDERAL INCOME TAX		(6,049)	(5,410)	(4,515)	(3,620)	(2,544)	(1,994)	(1,785)	(1,590)	(2,272)	(2,478)	(1,851)	(1,984)	(1,603)	(1,249)	(945)
Profit After-Tax, After Cost of Capital		13,423	14,606	12,753	10,775	7,745	6,917	7,658	8,164	12,215	14,242	12,765	14,594	14,335	14,067	14,078

Present Values			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%	PV Y2+		7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			133,426	125,718	118,575	111,993	105,949	100,407			123,382	116,390	109,862	103,808	98,218	93,071
PV IMPACT OF FEDERAL INCOME TAX			(20,783)	(21,303)	(21,467)	(21,389)	(21,149)	(20,802)			(16,189)	(16,957)	(17,349)	(17,479)	(17,426)	(17,249)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(32,525)	(35,421)	(37,740)	(39,622)	(41,167)	(42,449)			(32,214)	(35,139)	(37,494)	(39,414)	(40,997)	(42,318)
PV After-Tax, After Cost of Capital			80,118	68,994	59,368	50,982	43,633	37,156			74,978	64,294	55,019	46,915	39,795	33,504

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-14

Farm Bureau Life (Rev 12/11) - Base Case Unit Expense	12/11/20
Line of Business Projection (cont.)	03:23 PM

Existing Business at 09/30/2020 (000’s)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
UL
PREMIUM	45,519	42,312	39,228	36,321	33,531	30,909	28,304	26,132	23,818	21,677	19,594	17,710	16,141	14,385	12,681
GROSS INVESTMENT INCOME	59,026	57,889	56,537	55,216	53,462	51,397	49,561	48,019	46,023	43,906	41,827	40,011	38,306	36,552	34,856
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	34	32	27	20	13	8	4	3	2	1	1	(134)	(158)	0	(127)
LESS INVESTMENT EXPENSE	725	709	705	689	666	684	701	691	705	710	751	735	707	685	681
LESS INCOME LOST ON DEFAULTS	2,113	2,083	2,064	2,032	1,973	1,945	1,935	1,887	1,785	1,634	1,617	1,568	1,503	1,446	1,402
TOTAL INCOME	101,741	97,442	93,024	88,837	84,366	79,685	75,233	71,576	67,352	63,241	59,053	55,284	52,079	48,806	45,328
NET SURRENDERS	31,021	29,942	29,355	28,944	28,433	27,690	27,229	26,762	25,713	24,701	24,349	23,451	22,399	21,770	20,624
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	71,411	71,685	71,856	71,840	71,676	72,099	72,370	72,283	71,902	71,358	70,615	69,584	68,177	66,577	64,883
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	6,343	6,151	5,960	5,772	5,585	5,399	5,211	5,023	4,837	4,655	4,472	4,289	4,111	3,936	3,764
NET COMMISSIONS	2,703	2,546	2,397	2,256	2,105	1,982	1,841	1,732	1,608	1,506	1,396	1,291	1,190	1,097	1,009
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	(21,822)	(23,911)	(25,690)	(27,443)	(29,252)	(31,382)	(34,060)	(36,111)	(37,167)	(38,189)	(39,771)	(40,840)	(40,589)	(41,358)	(40,931)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	89,658	86,414	83,879	81,367	78,547	75,788	72,590	69,689	66,894	64,030	61,062	57,775	55,289	52,022	49,349
STATUTORY GAIN	12,084	11,028	9,145	7,470	5,820	3,896	2,643	1,887	459	(789)	(2,009)	(2,491)	(3,210)	(3,216)	(4,021)
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	(171)	(200)	0	(160)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	(135)	(158)	0	(127)
BOOK PROFIT	12,084	11,028	9,145	7,470	5,820	3,896	2,643	1,887	459	(789)	(2,009)	(2,527)	(3,252)	(3,216)	(4,055)
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	634	384	(42)	(413)	(772)	(1,235)	(1,547)	(1,713)	(2,033)	(2,313)	(2,638)	(2,743)	(2,862)	(2,826)	(2,992)
PROFITS RELEASED	11,449	10,644	9,187	7,883	6,592	5,131	4,190	3,600	2,492	1,524	629	216	(390)	(390)	(1,062)
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	1,381,109	1,357,198	1,331,509	1,304,065	1,274,813	1,243,431	1,209,370	1,173,259	1,136,092	1,097,903	1,058,132	1,017,292	976,703	935,345	894,415
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	1,381,109	1,357,198	1,331,509	1,304,065	1,274,813	1,243,431	1,209,370	1,173,259	1,136,092	1,097,903	1,058,132	1,017,292	976,703	935,345	894,415
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	1,289,591	1,268,999	1,246,596	1,222,438	1,196,461	1,168,356	1,137,582	1,104,742	1,070,793	1,035,751	999,106	961,397	923,856	885,498	847,474
INTEREST MAINTENANCE RESERVE	112	80	53	33	20	12	8	5	3	2	1	0	0	0	0
POLICIES IN FORCE (UNSCALED)	35,869	34,039	32,282	30,586	28,969	27,390	25,857	24,391	22,988	21,644	20,340	19,080	17,905	16,770	15,683
INSURANCE IN FORCE	3,965,626	3,788,256	3,616,241	3,448,147	3,289,491	3,134,674	2,979,210	2,826,672	2,680,859	2,538,867	2,401,676	2,267,376	2,137,766	2,014,286	1,894,434
CASH VALUE IN FORCE	872,221	850,519	828,542	806,362	784,142	761,582	738,105	714,126	690,108	666,029	641,251	616,615	592,442	568,163	544,393
GA ACCOUNT VALUE IN FORCE	871,152	849,190	827,032	804,789	782,543	759,987	736,519	712,569	688,623	664,584	639,842	615,292	591,172	566,948	543,254
TOTAL ACCOUNT VALUE IN FORCE	871,152	849,190	827,032	804,789	782,543	759,987	736,519	712,569	688,623	664,584	639,842	615,292	591,172	566,948	543,254
POLICY LOANS IN FORCE	20,360	19,287	18,301	17,270	16,239	15,251	14,212	13,203	12,290	11,318	10,407	9,537	8,669	7,834	7,070
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	99,980	103,349	106,068	108,247	109,951	111,190	112,136	112,895	113,387	113,667	113,776	113,811	113,752	113,697	113,557
PV AT 8.00% PROFITS RELEASED	93,713	96,590	98,889	100,715	102,130	103,149	103,920	104,533	104,926	105,148	105,234	105,261	105,215	105,173	105,068
PV AT 9.00% PROFITS RELEASED	88,062	90,522	92,469	94,002	95,179	96,019	96,648	97,144	97,459	97,636	97,703	97,724	97,689	97,657	97,577

PV AT 7.00% BOOK PROFITS	127,949	131,440	134,145	136,211	137,715	138,656	139,252	139,651	139,741	139,596	139,250	138,843	138,354	137,902	137,369
PV AT 8.00% BOOK PROFITS	120,450	123,430	125,719	127,450	128,698	129,472	129,959	130,280	130,352	130,237	129,966	129,649	129,272	128,927	128,524
PV AT 9.00% BOOK PROFITS	113,665	116,213	118,152	119,605	120,643	121,281	121,678	121,938	121,996	121,904	121,691	121,444	121,153	120,889	120,583
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	1,336,566	1,313,410	1,288,546	1,262,029	1,233,787	1,203,507	1,170,637	1,135,802	1,099,940	1,063,074	1,024,682	985,292	946,161	906,290	866,820

Capital Based on 350% RBC	49,014	47,868	46,686	45,473	44,225	42,930	41,563	40,146	38,714	37,266	35,786	34,282	32,802	31,317	29,853
Capital: After-Tax int less change (i=2.65%)	2,164	2,173	2,184	2,191	2,199	2,221	2,266	2,286	2,273	2,258	2,261	2,253	2,198	2,171	2,119
PRE-TAX BOOK PROFIT	12,084	11,028	9,145	7,470	5,820	3,896	2,643	1,887	459	(789)	(2,009)	(2,527)	(3,252)	(3,216)	(4,055)
IMPACT OF FEDERAL INCOME TAX	(634)	(384)	42	413	772	1,235	1,547	1,713	2,033	2,313	2,638	2,743	2,862	2,826	2,992
Profit After-Tax, After Cost of Capital	13,613	12,817	11,371	10,073	8,791	7,352	6,457	5,887	4,765	3,782	2,889	2,469	1,808	1,781	1,057

Present Values
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-15

Farm Bureau Life (Rev 12/11) - Base Case Unit Expense	12/11/20
Line of Business Projection	03:23 PM

Existing Business at 09/30/2020 (000’s)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
VUL
PREMIUM	0	28,351	26,634	25,077	23,580	22,194	20,958	19,710	18,585	17,530	16,515	15,526	14,594	13,692	12,827	12,031
GROSS INVESTMENT INCOME	0	7,660	7,616	7,310	7,124	6,975	6,806	6,623	6,401	6,328	6,165	6,009	5,804	5,603	5,387	5,193
MISCELLANEOUS FEES	0	3,751	3,748	3,772	3,789	3,799	3,804	3,804	3,799	3,789	3,616	3,594	3,567	3,540	3,510	3,478
AMORTIZATION OF IMR	0	82	69	58	46	36	27	2	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	104	98	99	99	95	95	94	90	94	89	91	87	83	80	80
LESS INCOME LOST ON DEFAULTS	0	207	193	190	189	185	184	179	165	164	161	165	161	158	157	157
TOTAL INCOME	0	39,532	37,776	35,928	34,250	32,724	31,317	29,866	28,530	27,389	26,046	24,873	23,718	22,595	21,487	20,464
NET SURRENDERS	0	15,120	15,395	14,909	14,870	14,675	14,553	14,219	14,172	13,898	13,908	15,176	14,771	14,294	14,322	14,202
NET TRANSFERS TO SEPARATE ACCOUNT	0	(14,419)	(15,580)	(16,402)	(17,325)	(17,923)	(18,479)	(18,958)	(19,489)	(19,821)	(20,211)	(20,811)	(20,845)	(20,885)	(21,244)	(21,353)
DEATH/GMDB/ANNUITY BENEFITS	0	26,694	26,338	26,083	25,726	25,502	25,309	24,843	24,548	24,446	24,389	24,250	24,094	23,996	23,834	23,750
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	0	1,815	1,761	1,710	1,660	1,611	1,564	1,516	1,470	1,425	1,381	1,338	1,294	1,250	1,207	1,165
NET COMMISSIONS	0	1,431	1,332	1,254	1,179	1,110	1,048	985	929	877	826	776	730	685	641	602
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	0	(3,981)	(3,882)	(3,458)	(3,158)	(3,168)	(3,118)	(2,795)	(2,782)	(2,649)	(2,781)	(4,171)	(4,087)	(3,920)	(3,867)	(3,879)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	26,661	25,364	24,095	22,953	21,807	20,877	19,810	18,849	18,176	17,511	16,557	15,957	15,421	14,894	14,486
STATUTORY GAIN	0	12,871	12,411	11,832	11,297	10,916	10,439	10,056	9,681	9,214	8,535	8,316	7,761	7,173	6,593	5,978
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	12,871	12,411	11,832	11,297	10,916	10,439	10,056	9,681	9,214	8,535	8,316	7,761	7,173	6,593	5,978
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	3,082	2,916	2,709	2,563	2,428	2,273	2,143	2,026	1,886	1,702	1,602	1,449	1,289	1,130	966
PROFITS RELEASED	0	9,789	9,495	9,124	8,733	8,489	8,166	7,913	7,655	7,328	6,832	6,714	6,312	5,885	5,463	5,011
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	167,147	163,166	159,284	155,826	152,668	149,500	146,382	143,587	140,805	138,156	135,375	131,203	127,116	123,197	119,330	115,451
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	167,147	163,166	159,284	155,826	152,668	149,500	146,382	143,587	140,805	138,156	135,375	131,203	127,116	123,197	119,330	115,451
TOTAL LIABILITY -- SEPARATE ACCOUNT	337,851	341,428	343,940	345,820	346,931	347,559	347,716	347,451	346,683	345,586	344,249	342,281	340,216	338,047	335,434	332,612
TOTAL TAX RESERVE (GA)	166,457	159,879	153,750	148,490	143,720	139,217	135,012	131,369	127,961	124,891	121,886	117,731	113,834	110,273	106,923	103,707
INTEREST MAINTENANCE RESERVE	319	238	169	111	65	30	2	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	34,136	32,653	31,191	29,821	28,473	27,171	25,909	24,686	23,503	22,357	21,269	20,222	19,182	18,171	17,214	16,307
INSURANCE IN FORCE	4,143,428	3,963,404	3,791,021	3,629,129	3,465,701	3,311,596	3,159,933	3,011,278	2,869,692	2,731,988	2,601,340	2,473,089	2,347,414	2,224,071	2,106,127	1,997,535
CASH VALUE IN FORCE	506,013	505,385	503,803	502,153	499,929	497,220	494,089	490,855	487,134	483,216	478,925	472,838	466,733	460,692	454,256	447,596
GA ACCOUNT VALUE IN FORCE	168,162	163,957	159,863	156,332	152,997	149,660	146,372	143,404	140,451	137,629	134,676	130,557	126,517	122,644	118,821	114,984
TOTAL ACCOUNT VALUE IN FORCE	506,013	505,385	503,803	502,152	499,928	497,219	494,088	490,855	487,134	483,215	478,924	472,838	466,733	460,691	454,255	447,596
POLICY LOANS IN FORCE	15,604	15,160	14,663	14,151	13,645	13,132	12,623	12,148	11,674	11,231	10,789	10,360	9,937	9,518	9,112	8,707
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	0	9,149	17,443	24,890	31,553	37,605	43,046	47,974	52,430	56,415	59,889	63,078	65,881	68,323	70,441	72,258
PV AT 8.00% PROFITS RELEASED	0	9,064	17,205	24,448	30,867	36,644	41,790	46,407	50,543	54,209	57,373	60,253	62,759	64,923	66,783	68,363
PV AT 9.00% PROFITS RELEASED	0	8,981	16,973	24,018	30,205	35,722	40,591	44,920	48,762	52,136	55,022	57,624	59,868	61,787	63,422	64,798

PV AT 7.00% BOOK PROFITS	7.0%	12,029	22,870	32,528	41,147	48,930	55,886	62,149	67,783	72,795	77,134	81,084	84,530	87,507	90,064	92,230
PV AT 8.00% BOOK PROFITS	8.0%	11,918	22,558	31,951	40,255	47,684	54,263	60,131	65,361	69,970	73,924	77,490	80,572	83,210	85,454	87,339
PV AT 9.00% BOOK PROFITS	9.0%	11,808	22,255	31,392	39,394	46,489	52,714	58,215	63,074	67,316	70,921	74,144	76,903	79,243	81,216	82,857
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	166,457	162,400	158,466	155,099	151,935	148,770	145,657	142,866	140,090	137,444	134,665	130,547	126,509	122,636	118,814	114,977

Capital Based on 350% RBC	12,222	11,804	11,403	11,032	10,666	10,316	9,972	9,640	9,321	9,012	8,710	8,372	8,041	7,718	7,406	7,109
Capital: After-Tax int less change (i=2.65%)	0	674	648	609	597	573	561	540	521	505	490	520	506	491	474	452
PRE-TAX BOOK PROFIT		12,871	12,411	11,832	11,297	10,916	10,439	10,056	9,681	9,214	8,535	8,316	7,761	7,173	6,593	5,978
IMPACT OF FEDERAL INCOME TAX		(3,082)	(2,916)	(2,709)	(2,563)	(2,428)	(2,273)	(2,143)	(2,026)	(1,886)	(1,702)	(1,602)	(1,449)	(1,289)	(1,130)	(966)
Profit After-Tax, After Cost of Capital		10,463	10,144	9,733	9,330	9,062	8,727	8,453	8,176	7,833	7,322	7,234	6,818	6,376	5,937	5,463

Present Values			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%	PV Y2+		7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			95,107	90,257	85,680	81,391	77,394	73,678			88,893	84,607	80,520	76,659	73,036	69,648
PV IMPACT OF FEDERAL INCOME TAX			(19,466)	(18,703)	(17,941)	(17,197)	(16,480)	(15,797)			(17,746)	(17,117)	(16,474)	(15,834)	(15,211)	(14,611)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(5,622)	(6,211)	(6,706)	(7,128)	(7,490)	(7,806)			(5,416)	(5,986)	(6,466)	(6,874)	(7,226)	(7,531)
PV After-Tax, After Cost of Capital			70,020	65,344	61,033	57,067	53,423	50,075			65,731	61,504	57,580	53,951	50,599	47,506

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-16

Farm Bureau Life (Rev 12/11) - Base Case Unit Expense	12/11/20
Line of Business Projection (cont.)	03:23 PM

Existing Business at 09/30/2020 (000’s)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
VUL
PREMIUM	11,270	10,547	9,856	9,208	8,589	8,004	7,449	6,917	6,424	5,961	5,520	5,102	4,711	4,338	3,979
GROSS INVESTMENT INCOME	5,017	4,799	4,593	4,410	4,218	4,017	3,811	3,631	3,444	3,251	3,066	2,912	2,760	2,636	2,539
MISCELLANEOUS FEES	3,444	3,407	3,368	3,325	3,281	3,237	3,191	3,144	3,092	3,038	2,981	2,922	2,853	2,785	2,718
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0	0	(18)	0	(26)
LESS INVESTMENT EXPENSE	76	73	74	70	67	62	59	61	56	54	57	57	54	52	51
LESS INCOME LOST ON DEFAULTS	151	146	149	144	141	134	127	126	118	108	109	109	105	101	101
TOTAL INCOME	19,503	18,535	17,594	16,729	15,880	15,062	14,265	13,505	12,785	12,089	11,402	10,771	10,147	9,605	9,058
NET SURRENDERS	13,621	13,648	13,674	13,356	13,384	12,831	12,378	12,143	12,401	12,080	11,772	11,779	12,441	11,635	11,523
NET TRANSFERS TO SEPARATE ACCOUNT	(21,211)	(21,550)	(21,766)	(21,644)	(21,734)	(21,611)	(21,516)	(21,528)	(21,884)	(21,747)	(21,731)	(21,848)	(22,437)	(21,746)	(21,588)
DEATH/GMDB/ANNUITY BENEFITS	23,675	23,637	23,640	23,564	23,487	23,669	23,942	24,144	24,350	24,512	24,550	24,542	24,355	24,082	23,811
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	1,126	1,087	1,048	1,011	975	939	905	870	837	804	772	740	710	681	652
NET COMMISSIONS	563	527	493	460	429	400	372	346	321	298	276	255	236	217	199
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	(3,683)	(3,666)	(3,646)	(3,492)	(3,556)	(3,379)	(3,278)	(3,191)	(3,265)	(3,237)	(3,066)	(3,088)	(3,128)	(2,975)	(2,934)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	14,091	13,682	13,443	13,256	12,985	12,849	12,803	12,784	12,760	12,710	12,573	12,379	12,176	11,894	11,663
STATUTORY GAIN	5,412	4,853	4,151	3,474	2,895	2,213	1,462	720	25	(621)	(1,171)	(1,609)	(2,029)	(2,289)	(2,605)
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	(23)	0	(33)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	(18)	0	(26)
BOOK PROFIT	5,412	4,853	4,151	3,474	2,895	2,213	1,462	720	25	(621)	(1,171)	(1,609)	(2,034)	(2,289)	(2,612)
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	837	724	578	444	332	199	51	(99)	(239)	(373)	(493)	(583)	(669)	(714)	(779)
PROFITS RELEASED	4,575	4,129	3,574	3,029	2,563	2,014	1,411	819	264	(249)	(678)	(1,025)	(1,365)	(1,575)	(1,833)
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	111,767	108,101	104,455	100,963	97,407	94,027	90,750	87,559	84,294	81,057	77,992	74,903	71,775	68,801	65,867
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	111,767	108,101	104,455	100,963	97,407	94,027	90,750	87,559	84,294	81,057	77,992	74,903	71,775	68,801	65,867
TOTAL LIABILITY -- SEPARATE ACCOUNT	329,821	326,563	322,945	319,283	315,355	311,367	307,284	302,987	298,103	293,111	287,874	282,240	275,686	269,486	263,121
TOTAL TAX RESERVE (GA)	100,736	97,745	94,740	91,856	88,877	86,046	83,288	80,591	77,793	74,997	72,350	69,657	66,902	64,281	61,681
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	15,457	14,623	13,842	13,082	12,371	11,671	11,022	10,400	9,789	9,217	8,668	8,141	7,656	7,185	6,732
INSURANCE IN FORCE	1,897,069	1,797,190	1,701,167	1,611,696	1,525,845	1,442,468	1,364,624	1,289,168	1,216,978	1,148,977	1,083,327	1,019,868	960,246	903,436	847,386
CASH VALUE IN FORCE	441,158	434,267	427,035	419,911	412,455	405,115	397,779	390,314	382,187	373,977	365,693	356,988	347,322	338,162	328,877
GA ACCOUNT VALUE IN FORCE	111,337	107,704	104,090	100,628	97,100	93,747	90,495	87,327	84,084	80,866	77,819	74,748	71,636	68,676	65,756
TOTAL ACCOUNT VALUE IN FORCE	441,158	434,267	427,035	419,911	412,455	405,115	397,779	390,314	382,187	373,977	365,693	356,988	347,322	338,162	328,877
POLICY LOANS IN FORCE	8,324	7,953	7,595	7,249	6,906	6,567	6,256	5,963	5,639	5,207	4,981	4,763	4,557	4,364	4,198
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	73,807	75,114	76,172	77,009	77,672	78,158	78,477	78,649	78,702	78,656	78,539	78,374	78,169	77,947	77,706
PV AT 8.00% PROFITS RELEASED	69,698	70,814	71,708	72,410	72,960	73,360	73,620	73,759	73,801	73,765	73,673	73,545	73,387	73,217	73,035
PV AT 9.00% PROFITS RELEASED	65,950	66,904	67,662	68,251	68,708	69,038	69,250	69,363	69,396	69,367	69,295	69,195	69,073	68,943	68,805

PV AT 7.00% BOOK PROFITS	94,064	95,600	96,828	97,789	98,537	99,071	99,401	99,553	99,558	99,444	99,242	98,983	98,677	98,356	98,012
PV AT 8.00% BOOK PROFITS	88,918	90,230	91,269	92,074	92,695	93,135	93,404	93,526	93,530	93,440	93,281	93,080	92,844	92,598	92,339
PV AT 9.00% BOOK PROFITS	84,220	85,342	86,222	86,897	87,414	87,776	87,996	88,095	88,098	88,026	87,902	87,744	87,562	87,374	87,177
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	111,330	107,699	104,085	100,624	97,096	93,744	90,492	87,325	84,081	80,864	77,818	74,747	71,635	68,675	65,756

Capital Based on 350% RBC	6,832	6,556	6,286	6,031	5,781	5,540	5,311	5,087	4,868	4,659	4,454	4,250	4,051	3,861	3,672
Capital: After-Tax int less change (i=2.65%)	426	420	407	386	377	362	345	335	326	310	303	297	288	275	269
PRE-TAX BOOK PROFIT	5,412	4,853	4,151	3,474	2,895	2,213	1,462	720	25	(621)	(1,171)	(1,609)	(2,034)	(2,289)	(2,612)
IMPACT OF FEDERAL INCOME TAX	(837)	(724)	(578)	(444)	(332)	(199)	(51)	99	239	373	493	583	669	714	779
Profit After-Tax, After Cost of Capital	5,001	4,549	3,981	3,415	2,939	2,376	1,756	1,153	590	62	(374)	(729)	(1,077)	(1,300)	(1,564)

Present Values
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-17

Farm Bureau Life (Rev 12/11) - Base Case Unit Expense	12/11/20
Line of Business Projection	03:23 PM

Existing Business at 09/30/2020 (000’s)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Total Existing Business
PREMIUM	0	398,539	369,980	346,689	325,724	304,944	285,509	267,539	249,012	229,490	212,133	197,813	185,077	173,314	161,609	149,687
GROSS INVESTMENT INCOME	0	349,565	330,149	313,533	299,639	286,657	277,116	266,736	256,808	247,096	237,691	230,138	221,998	213,481	205,498	197,156
MISCELLANEOUS FEES	0	8,711	8,612	8,534	8,441	8,336	8,220	8,095	7,959	7,816	7,504	7,344	7,176	7,007	6,833	6,657
AMORTIZATION OF IMR	0	3,189	2,929	2,748	2,366	2,060	1,701	1,352	1,124	943	861	722	690	689	667	661
LESS INVESTMENT EXPENSE	0	4,553	4,418	4,135	4,007	3,758	3,581	3,471	3,322	3,247	3,105	3,043	2,870	2,749	2,576	2,458
LESS INCOME LOST ON DEFAULTS	0	10,665	10,403	9,930	9,543	8,985	8,478	8,122	7,790	7,654	7,447	7,415	7,157	6,990	6,790	6,589
TOTAL INCOME	0	744,787	696,848	657,438	622,621	589,254	560,486	532,129	503,792	474,444	447,638	425,559	404,914	384,753	365,242	345,114
NET SURRENDERS	0	517,250	550,635	495,875	379,410	421,812	285,738	294,863	271,093	263,669	240,941	228,983	214,408	201,737	192,625	185,786
NET TRANSFERS TO SEPARATE ACCOUNT	0	(37,311)	(38,902)	(39,996)	(40,967)	(41,749)	(42,242)	(42,641)	(43,088)	(43,287)	(43,523)	(43,627)	(43,419)	(43,088)	(43,021)	(42,708)
DEATH/GMDB/ANNUITY BENEFITS	0	283,050	237,650	271,333	318,048	232,863	348,848	353,170	343,326	339,577	332,138	317,551	307,852	296,754	280,311	275,017
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	0	48,148	46,288	44,487	42,792	41,234	39,751	38,275	36,804	35,332	33,876	32,518	31,207	29,932	28,663	27,414
NET COMMISSIONS	0	20,430	18,086	17,167	16,026	15,079	14,290	13,469	12,523	11,648	10,953	10,277	9,633	9,038	8,439	7,843
DIVIDENDS	0	23,797	22,904	22,499	21,976	21,392	20,922	20,509	19,986	19,554	18,975	18,622	18,125	17,789	17,361	17,053
INCREASE IN LOADING	0	(4,250)	(230)	(43)	(520)	(832)	(710)	(503)	(522)	(1,239)	(334)	891	1,004	1,383	1,174	985
INCREASE IN RESERVES AND DIVIDEND LIAB	0	(255,866)	(271,691)	(275,978)	(222,164)	(202,390)	(206,765)	(218,649)	(200,931)	(203,266)	(205,422)	(218,124)	(212,403)	(202,902)	(198,453)	(196,784)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	595,248	564,739	535,343	514,601	487,409	459,832	458,493	439,190	421,989	387,603	347,091	326,406	310,643	287,097	274,605
STATUTORY GAIN	0	149,539	132,109	122,095	108,020	101,846	100,654	73,636	64,602	52,455	60,034	78,468	78,508	74,110	78,145	70,509
CAPITAL GAINS	0	5,253	4,457	492	1,073	280	39	343	194	244	192	238	194	(85)	(89)	(60)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	4,150	3,521	388	848	221	31	271	154	193	152	188	153	(67)	(70)	(47)
BOOK PROFIT	0	150,642	133,045	122,199	108,245	101,904	100,662	73,708	64,643	52,506	60,075	78,518	78,548	74,092	78,127	70,496
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	32,806	29,142	25,817	23,281	22,761	17,941	14,591	12,185	8,797	16,138	13,560	12,523	11,048	9,658	7,816
PROFITS RELEASED	0	117,836	103,903	96,382	84,964	79,143	82,722	59,117	52,457	43,710	43,936	64,957	66,026	63,044	68,469	62,680
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	7,988,734	7,732,868	7,461,177	7,185,199	6,963,035	6,760,645	6,553,879	6,335,230	6,134,299	5,931,033	5,725,611	5,507,487	5,295,084	5,092,182	4,893,729	4,696,944
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	7,912,282	7,656,440	7,388,511	7,115,732	6,896,085	6,695,960	6,491,382	6,275,004	6,076,640	5,875,210	5,672,145	5,457,545	5,248,552	5,049,407	4,854,543	4,661,124
TOTAL LIABILITY -- SEPARATE ACCOUNT	685,361	682,847	678,574	673,113	666,519	658,922	650,556	641,468	631,561	621,043	610,000	598,382	586,454	574,331	561,718	548,840
TOTAL TAX RESERVE (GA)	7,781,797	7,504,785	7,215,314	6,925,818	6,691,216	6,472,151	6,270,612	6,046,409	5,842,413	5,639,271	5,406,481	5,192,505	4,988,589	4,796,416	4,618,965	4,443,754
INTEREST MAINTENANCE RESERVE	16,500	17,460	18,053	15,694	14,175	12,336	10,666	9,585	8,615	7,864	7,155	6,621	6,085	5,328	4,591	3,883
POLICIES IN FORCE (UNSCALED)	540,612	512,204	485,087	459,654	435,384	412,832	391,723	371,259	351,388	331,580	312,226	295,062	278,437	262,404	246,683	231,851
INSURANCE IN FORCE	53,137,964	50,428,051	47,876,807	45,504,115	43,163,165	40,900,682	38,791,287	36,654,791	34,558,652	32,410,590	30,273,658	28,479,848	26,717,796	24,990,862	23,179,385	21,363,145
CASH VALUE IN FORCE	7,399,756	7,075,939	6,699,081	6,360,747	6,125,698	5,838,627	5,676,168	5,487,072	5,306,820	5,110,695	4,911,391	4,719,050	4,531,013	4,358,779	4,190,122	4,024,840
GA ACCOUNT VALUE IN FORCE	5,629,621	5,264,132	4,850,067	4,478,440	4,215,194	3,896,544	3,704,105	3,504,105	3,321,319	3,143,665	2,976,207	2,804,513	2,642,716	2,488,999	2,340,844	2,196,978
TOTAL ACCOUNT VALUE IN FORCE	6,314,982	5,946,979	5,528,640	5,151,553	4,881,714	4,555,466	4,354,661	4,145,573	3,952,880	3,764,708	3,586,207	3,402,895	3,229,170	3,063,330	2,902,562	2,745,818
POLICY LOANS IN FORCE	185,549	186,597	187,580	188,220	188,355	188,314	187,856	187,233	186,381	185,254	183,759	181,878	179,694	177,312	174,716	171,893
GROSS DEFERRED PREMIUMS	73,145	68,871	64,878	61,636	58,598	55,502	52,604	49,831	46,741	43,666	40,975	38,342	35,936	33,562	31,146	28,766
NET DEFERRED PREMIUMS	76,453	76,428	72,666	69,467	66,950	64,685	62,497	60,226	57,659	55,823	53,466	49,942	46,532	42,775	39,186	35,821
PV AT 7.00% PROFITS RELEASED	0	110,127	200,880	279,556	344,375	400,803	455,924	492,739	523,270	547,045	569,380	600,241	629,557	655,718	682,271	704,990
PV AT 8.00% PROFITS RELEASED	0	109,107	198,187	274,698	337,149	391,013	443,142	477,636	505,977	527,843	548,194	576,053	602,273	625,454	648,765	668,524
PV AT 9.00% PROFITS RELEASED	0	108,106	195,559	269,983	330,174	381,612	430,936	463,276	489,602	509,727	528,287	553,460	576,934	597,498	617,987	635,195

PV AT 7.00% BOOK PROFITS	7.0%	140,787	256,993	356,744	439,323	511,980	579,056	624,957	662,580	691,140	721,679	758,982	793,859	824,604	854,903	880,454
PV AT 8.00% BOOK PROFITS	8.0%	139,483	253,548	350,553	430,116	499,471	562,905	605,913	640,838	667,104	694,930	728,605	759,798	787,041	813,640	835,864
PV AT 9.00% BOOK PROFITS	9.0%	138,204	250,185	344,545	421,228	487,459	547,481	587,802	620,244	644,419	669,795	700,223	728,150	752,317	775,697	795,050
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	6,910	6,451	6,052	5,687	5,332	5,013	4,720	4,445	4,167	3,851	3,605	3,384	3,184	2,986	2,813	2,647
Tax Reserve before unamort DAC (GA)	7,781,797	7,537,417	7,276,116	7,010,892	6,797,061	6,595,385	6,408,025	6,194,983	5,999,225	5,801,415	5,571,247	5,357,514	5,151,557	4,955,214	4,771,515	4,588,023

Capital Based on 350% RBC	398,548	375,393	358,354	341,693	327,424	314,090	300,954	287,428	274,749	261,987	249,470	237,390	225,789	214,695	203,634	192,681
Capital: After-Tax int less change	0	31,498	24,898	24,163	21,423	20,188	19,711	19,826	18,697	18,514	18,002	17,302	16,572	15,821	15,555	15,216
PRE-TAX BOOK PROFIT		150,642	133,045	122,199	108,245	101,904	100,662	73,708	64,643	52,506	60,075	78,518	78,548	74,092	78,127	70,496
IMPACT OF FEDERAL INCOME TAX		(32,806)	(29,142)	(25,817)	(23,281)	(22,761)	(17,941)	(14,591)	(12,185)	(8,797)	(16,138)	(13,560)	(12,523)	(11,048)	(9,658)	(7,816)
Profit After-Tax, After Cost of Capital		149,334	128,800	120,545	106,387	99,332	102,433	78,944	71,154	62,223	61,938	82,260	82,598	78,865	84,024	77,896

PV’s -- Total Existing Business	LOB Sum		7.00%	8.00%	9.00%	10.00%	11.00%	12.00%	PV Y2+		7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			969,922	909,985	856,671	809,006	766,188	727,551			887,175	832,141	783,129	739,265	699,826	664,215
PV IMPACT OF FEDERAL INCOME TAX			(172,108)	(165,338)	(158,761)	(152,453)	(146,454)	(140,780)			(151,349)	(145,759)	(140,243)	(134,892)	(129,758)	(124,867)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(164,475)	(183,008)	(198,855)	(212,544)	(224,481)	(234,974)			(156,434)	(174,109)	(189,226)	(202,288)	(213,677)	(223,689)
PV After-Tax, After Cost of Capital			633,339	561,638	499,056	444,009	395,253	351,797			579,391	512,273	453,660	402,085	356,392	315,659

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-18

Farm Bureau Life (Rev 12/11) - Base Case Unit Expense	12/11/20
Line of Business Projection (cont.)	03:23 PM

Existing Business at 09/30/2020 (000’s)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
Total Existing Business
PREMIUM	138,581	127,846	117,484	107,273	97,743	89,876	83,552	77,943	72,294	67,025	61,337	56,369	52,241	47,634	43,473
GROSS INVESTMENT INCOME	189,338	180,612	171,564	163,097	154,434	146,150	138,388	131,347	124,259	116,971	110,215	104,278	98,857	93,536	89,281
MISCELLANEOUS FEES	6,477	6,295	6,111	5,924	5,738	5,553	5,369	5,186	5,001	4,817	4,635	4,454	4,268	4,088	3,914
AMORTIZATION OF IMR	563	447	400	248	254	133	28	2	(404)	(100)	(322)	(663)	(546)	(426)	(143)
LESS INVESTMENT EXPENSE	2,339	2,222	2,154	2,090	1,977	1,977	1,926	1,864	1,856	1,814	1,904	1,844	1,758	1,685	1,658
LESS INCOME LOST ON DEFAULTS	6,346	6,123	5,943	5,798	5,560	5,427	5,246	5,021	4,774	4,351	4,327	4,158	3,968	3,791	3,644
TOTAL INCOME	326,274	306,855	287,462	268,655	250,631	234,308	220,164	207,592	194,520	182,548	169,634	158,435	149,093	139,355	131,222
NET SURRENDERS	176,656	180,932	176,065	173,869	158,988	140,451	132,913	125,899	119,109	111,983	105,888	99,936	95,386	91,564	83,308
NET TRANSFERS TO SEPARATE ACCOUNT	(42,195)	(42,005)	(41,595)	(41,002)	(40,482)	(39,672)	(38,944)	(38,293)	(37,941)	(37,155)	(36,398)	(35,770)	(35,605)	(34,205)	(33,282)
DEATH/GMDB/ANNUITY BENEFITS	263,909	268,004	260,106	252,751	239,696	230,688	224,816	216,200	207,403	201,098	194,263	187,768	179,989	172,466	163,495
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	26,259	25,137	23,998	22,864	21,721	20,784	19,976	19,195	18,448	17,714	17,014	16,336	15,674	15,026	14,404
NET COMMISSIONS	7,325	6,828	6,343	5,896	5,424	5,004	4,660	4,357	4,056	3,807	3,531	3,274	3,043	2,806	2,588
DIVIDENDS	16,707	16,348	15,957	15,589	15,199	14,968	14,695	14,390	14,094	13,746	13,387	13,039	12,589	12,180	11,733
INCREASE IN LOADING	1,382	1,851	2,000	(691)	(441)	(316)	(142)	245	645	1,213	967	1,303	1,419	(67)	(105)
INCREASE IN RESERVES AND DIVIDEND LIAB	(189,867)	(187,314)	(181,217)	(175,870)	(174,230)	(170,607)	(165,865)	(159,016)	(152,644)	(146,018)	(142,312)	(138,158)	(130,765)	(127,032)	(117,489)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	260,177	269,781	261,657	253,407	225,876	201,300	192,109	182,978	173,170	166,388	156,340	147,728	141,731	132,736	124,652
STATUTORY GAIN	66,098	37,074	25,805	15,248	24,755	33,008	28,055	24,614	21,350	16,160	13,294	10,707	7,363	6,619	6,570
CAPITAL GAINS	(93)	(116)	(60)	(128)	(134)	(151)	(572)	(434)	(624)	(175)	(447)	(876)	(721)	(569)	(212)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	(74)	(92)	(48)	(101)	(106)	(119)	(452)	(343)	(493)	(138)	(353)	(692)	(570)	(450)	(167)
BOOK PROFIT	66,078	37,050	25,792	15,221	24,727	32,976	27,935	24,522	21,219	16,123	13,200	10,523	7,211	6,499	6,526
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	5,447	3,026	1,264	(734)	2,257	1,341	428	37	(949)	(1,784)	(2,563)	(3,020)	(3,411)	(3,554)	(3,610)
PROFITS RELEASED	60,631	34,024	24,528	15,955	22,470	31,635	27,507	24,486	22,168	17,907	15,763	13,542	10,622	10,054	10,136
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	4,507,078	4,319,763	4,138,546	3,962,676	3,788,446	3,617,839	3,451,974	3,292,958	3,140,315	2,994,297	2,851,985	2,713,827	2,583,062	2,456,029	2,338,540
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	4,474,610	4,291,194	4,114,052	3,939,288	3,766,381	3,596,889	3,432,027	3,274,299	3,123,278	2,979,219	2,838,895	2,702,934	2,574,359	2,448,144	2,331,251
TOTAL LIABILITY -- SEPARATE ACCOUNT	535,879	522,490	508,877	495,198	481,373	467,691	454,065	440,414	426,419	412,508	398,647	384,701	370,171	356,302	342,645
TOTAL TAX RESERVE (GA)	4,282,044	4,105,698	3,932,430	3,760,311	3,585,306	3,425,896	3,270,083	3,119,979	2,978,053	2,841,684	2,709,085	2,580,431	2,457,966	2,338,029	2,227,561
INTEREST MAINTENANCE RESERVE	3,246	2,707	2,259	1,910	1,550	1,298	819	473	385	347	315	286	263	239	215
POLICIES IN FORCE (UNSCALED)	218,531	205,156	192,201	179,312	167,216	158,221	149,664	141,427	133,506	125,807	118,688	111,774	105,226	98,800	92,865
INSURANCE IN FORCE	19,673,458	17,877,162	16,131,964	14,343,189	12,674,592	11,887,857	11,136,975	10,403,479	9,649,431	8,842,743	8,042,963	7,252,499	6,499,728	5,787,579	5,151,679
CASH VALUE IN FORCE	3,867,089	3,701,218	3,537,163	3,372,464	3,209,962	3,062,625	2,921,125	2,791,763	2,668,794	2,551,969	2,439,306	2,331,060	2,226,804	2,126,788	2,034,676
GA ACCOUNT VALUE IN FORCE	2,061,645	1,933,270	1,810,354	1,691,939	1,579,817	1,474,900	1,377,094	1,286,853	1,203,751	1,126,786	1,054,155	986,056	922,698	863,981	809,934
TOTAL ACCOUNT VALUE IN FORCE	2,597,524	2,455,760	2,319,231	2,187,136	2,061,190	1,942,592	1,831,160	1,727,267	1,630,170	1,539,294	1,452,801	1,370,757	1,292,869	1,220,283	1,152,579
POLICY LOANS IN FORCE	168,738	165,445	162,046	158,441	154,692	150,772	146,652	142,424	138,090	133,432	128,958	124,458	119,851	115,315	110,848
GROSS DEFERRED PREMIUMS	26,796	24,749	22,674	20,877	19,114	17,682	16,537	15,494	14,516	13,771	12,750	11,856	11,084	10,200	9,499
NET DEFERRED PREMIUMS	32,468	28,570	24,495	23,388	22,066	20,950	19,947	18,660	17,036	15,078	13,091	10,893	8,702	7,885	7,289
PV AT 7.00% PROFITS RELEASED	725,527	736,299	743,555	747,967	753,774	761,414	767,623	772,788	777,158	780,458	783,172	785,351	786,949	788,362	789,694
PV AT 8.00% PROFITS RELEASED	686,222	695,418	701,556	705,253	710,074	716,358	721,418	725,588	729,084	731,699	733,830	735,525	736,756	737,835	738,843
PV AT 9.00% PROFITS RELEASED	650,466	658,328	663,528	666,631	670,640	675,819	679,950	683,323	686,126	688,202	689,879	691,201	692,152	692,978	693,742
PV AT 7.00% BOOK PROFITS	902,837	914,566	922,197	926,406	932,796	940,760	947,065	952,238	956,422	959,392	961,665	963,359	964,443	965,357	966,214
PV AT 8.00% BOOK PROFITS	855,151	865,165	871,619	875,146	880,451	887,002	892,141	896,317	899,663	902,018	903,802	905,120	905,955	906,653	907,302
PV AT 9.00% BOOK PROFITS	811,694	820,255	825,722	828,683	833,095	838,493	842,688	846,067	848,749	850,619	852,024	853,051	853,696	854,230	854,722
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	2,494	2,332	2,192	2,047	1,923	1,798	1,694	1,591	1,502	1,416	1,336	1,254	1,179	1,105	1,036
Tax Reserve before unamort DAC (GA)	4,417,263	4,232,305	4,050,795	3,870,773	3,688,195	3,521,620	3,359,115	3,202,804	3,055,096	2,913,337	2,775,694	2,642,310	2,515,467	2,391,447	2,277,158

Capital Based on 350% RBC	182,375	172,052	162,058	152,159	142,620	134,944	127,632	120,646	113,915	107,410	101,062	94,946	89,202	83,655	78,590
Capital: After-Tax int less change	14,340	14,140	13,596	13,292	12,725	10,661	10,138	9,657	9,257	8,889	8,597	8,232	7,731	7,415	6,816
PRE-TAX BOOK PROFIT	66,078	37,050	25,792	15,221	24,727	32,976	27,935	24,522	21,219	16,123	13,200	10,523	7,211	6,499	6,526
IMPACT OF FEDERAL INCOME TAX	(5,447)	(3,026)	(1,264)	734	(2,257)	(1,341)	(428)	(37)	949	1,784	2,563	3,020	3,411	3,554	3,610
Profit After-Tax, After Cost of Capital	74,971	48,165	38,124	29,247	35,195	42,296	37,645	34,143	31,425	26,796	24,360	21,775	18,353	17,469	16,951

PV’s -- Total Existing Business
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-19

	Farm Bureau Life (Rev 12/11) - Base Case Unit Expense	12/11/20
	Line of Business Projection	03:24 PM
Baseline Production

Future Business - 10 Years of New Business (000)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Fixed Deferred Annuities
PREMIUM	0	25,305	25,282	25,499	25,847	26,193	26,571	27,015	27,530	28,124	28,799	0	0	0	0	0
GROSS INVESTMENT INCOME	0	820	1,603	2,359	3,096	3,642	4,157	4,647	5,113	5,499	5,873	5,274	4,676	4,059	3,441	3,061
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	0	26,125	26,885	27,858	28,943	29,835	30,728	31,662	32,643	33,623	34,672	5,274	4,676	4,059	3,441	3,061
NET SURRENDERS	0	805	1,734	2,632	3,241	8,999	9,708	11,125	11,865	14,552	15,246	15,553	15,293	15,772	15,867	8,988
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	0	786	1,601	2,384	3,147	3,638	4,124	4,606	5,081	5,450	5,828	5,236	4,586	3,909	3,248	2,939
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	621	620	625	633	641	650	661	673	686	702	0	0	0	0	0
MAINTENANCE EXPENSE	0	106	212	314	414	495	574	649	721	785	847	789	724	657	590	546
NET COMMISSIONS	0	720	715	720	727	734	742	752	763	776	790	0	0	0	0	0
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	0	22,238	21,233	20,464	20,089	14,357	13,955	12,922	12,534	10,199	10,023	(16,596)	(16,396)	(16,935)	(17,037)	(9,890)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	25,277	26,114	27,139	28,250	28,865	29,754	30,715	31,636	32,447	33,436	4,981	4,206	3,403	2,668	2,584
STATUTORY GAIN	0	849	771	719	693	970	974	948	1,007	1,176	1,236	292	470	656	774	477
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	849	771	719	693	970	974	948	1,007	1,176	1,236	292	470	656	774	477
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	246	225	210	201	255	252	243	252	283	293	12	50	89	113	51
PROFITS RELEASED	0	603	546	509	492	715	722	705	756	892	943	280	420	568	660	426
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	0	22,238	43,471	63,935	84,024	98,381	112,336	125,258	137,792	147,991	158,014	141,417	125,021	108,085	91,048	81,159
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	0	22,238	43,471	63,935	84,024	98,381	112,336	125,258	137,792	147,991	158,014	141,417	125,021	108,085	91,048	81,159
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	0	21,916	42,850	63,034	82,860	96,973	110,703	123,417	135,759	145,784	155,648	139,286	123,123	106,421	89,618	79,962
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	823	1,596	2,338	3,059	3,715	4,350	4,942	5,508	6,036	6,545	6,157	5,771	5,381	4,985	4,646
INSURANCE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE IN FORCE	0	22,238	43,471	63,935	84,024	98,381	112,336	125,258	137,792	147,991	158,014	141,417	125,021	108,085	91,048	81,159
GA ACCOUNT VALUE IN FORCE	0	24,019	46,619	68,095	88,888	104,014	118,551	131,847	144,648	155,152	165,423	146,952	129,111	111,173	93,497	82,838
TOTAL ACCOUNT VALUE IN FORCE	0	24,019	46,619	68,095	88,888	104,014	118,551	131,847	144,648	155,152	165,423	146,952	129,111	111,173	93,497	82,838
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	0	563	1,040	1,456	1,831	2,341	2,822	3,261	3,701	4,186	4,666	4,799	4,985	5,221	5,477	5,631
PV AT 8.00% PROFITS RELEASED	0	558	1,026	1,430	1,792	2,278	2,734	3,145	3,553	4,000	4,436	4,557	4,723	4,932	5,157	5,291
PV AT 9.00% PROFITS RELEASED	0	553	1,012	1,405	1,754	2,219	2,650	3,035	3,414	3,825	4,224	4,332	4,481	4,667	4,864	4,981

PV AT 7.00% BOOK PROFITS	7.0%	793	1,466	2,053	2,581	3,273	3,922	4,512	5,099	5,738	6,366	6,505	6,714	6,986	7,286	7,459
PV AT 8.00% BOOK PROFITS	8.0%	786	1,446	2,017	2,526	3,186	3,800	4,353	4,897	5,486	6,058	6,183	6,370	6,611	6,875	7,025
PV AT 9.00% BOOK PROFITS	9.0%	779	1,427	1,982	2,473	3,103	3,684	4,203	4,708	5,249	5,771	5,885	6,052	6,266	6,497	6,628
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	0	22,238	43,471	63,935	84,024	98,381	112,336	125,258	137,792	147,991	158,014	141,417	125,021	108,085	91,048	81,159

Capital Based on 350% RBC	0	2,765	3,882	4,973	6,053	6,831	7,590	8,298	8,991	9,565	10,136	7,447	6,584	5,692	4,795	4,274
Capital: After-Tax int less change (i=2.65%)	0	(2,765)	(1,059)	(1,010)	(976)	(651)	(616)	(550)	(519)	(386)	(370)	2,901	1,019	1,030	1,016	621
PRE-TAX BOOK PROFIT		849	771	719	693	970	974	948	1,007	1,176	1,236	292	470	656	774	477
IMPACT OF FEDERAL INCOME TAX		(246)	(225)	(210)	(201)	(255)	(252)	(243)	(252)	(283)	(293)	(12)	(50)	(89)	(113)	(51)
Profit After-Tax, After Cost of Capital		(2,163)	(513)	(501)	(483)	64	107	155	237	506	573	3,181	1,440	1,597	1,677	1,047

PV’s -- Fixed Deferred Annuities			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			8,860	8,184	7,591	7,066	6,601	6,185
PV IMPACT OF FEDERAL INCOME TAX			(2,051)	(1,918)	(1,799)	(1,693)	(1,598)	(1,512)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(2,957)	(3,254)	(3,490)	(3,676)	(3,821)	(3,931)
PV After-Tax, After Cost of Capital			3,852	3,012	2,301	1,697	1,182	742

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-20

	Farm Bureau Life (Rev 12/11) - Base Case Unit Expense	12/11/20
	Line of Business Projection	03:24 PM
Baseline Production

Future Business - 10 Years of New Business (000)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
Fixed Deferred Annuities
PREMIUM	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS INVESTMENT INCOME	2,704	2,356	2,026	1,797	1,584	1,384	1,203	1,068	946	831	726	642	566	496	432
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	2,704	2,356	2,026	1,797	1,584	1,384	1,203	1,068	946	831	726	642	566	496	432
NET SURRENDERS	8,828	8,167	7,943	5,065	4,843	4,234	3,946	2,711	2,489	2,296	2,086	1,560	1,405	1,272	1,147
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	2,636	2,316	2,004	1,839	1,674	1,504	1,340	1,242	1,146	1,050	956	889	823	757	692
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	502	458	417	385	354	324	297	275	254	234	216	199	184	169	155
NET COMMISSIONS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	(9,803)	(9,228)	(8,983)	(5,988)	(5,774)	(5,154)	(4,813)	(3,500)	(3,246)	(3,018)	(2,767)	(2,196)	(2,008)	(1,841)	(1,680)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	2,163	1,714	1,381	1,302	1,097	909	770	729	644	564	490	453	403	357	314
STATUTORY GAIN	541	642	645	495	487	475	433	339	301	268	236	189	162	139	117
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	541	642	645	495	487	475	433	339	301	268	236	189	162	139	117
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	67	93	98	71	74	77	73	58	55	54	50	40	34	29	25
PROFITS RELEASED	474	549	547	424	413	399	360	281	246	214	186	149	128	110	93
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	71,356	62,128	53,145	47,157	41,384	36,230	31,417	27,917	24,671	21,653	18,886	16,690	14,682	12,841	11,162
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	71,356	62,128	53,145	47,157	41,384	36,230	31,417	27,917	24,671	21,653	18,886	16,690	14,682	12,841	11,162
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	70,382	61,354	52,549	46,717	41,076	36,032	31,304	27,866	24,658	21,653	18,886	16,690	14,682	12,841	11,162
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	4,302	3,979	3,663	3,374	3,088	2,839	2,607	2,395	2,198	2,013	1,842	1,685	1,537	1,399	1,270
INSURANCE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE IN FORCE	71,356	62,128	53,145	47,157	41,384	36,230	31,417	27,917	24,671	21,653	18,886	16,690	14,682	12,841	11,162
GA ACCOUNT VALUE IN FORCE	72,476	62,938	53,785	47,576	41,661	36,445	31,606	28,050	24,764	21,724	18,948	16,733	14,712	12,863	11,181
TOTAL ACCOUNT VALUE IN FORCE	72,476	62,938	53,785	47,576	41,661	36,445	31,606	28,050	24,764	21,724	18,948	16,733	14,712	12,863	11,181
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	5,792	5,966	6,128	6,245	6,352	6,448	6,529	6,588	6,637	6,676	6,709	6,733	6,752	6,767	6,779
PV AT 8.00% PROFITS RELEASED	5,430	5,578	5,715	5,813	5,902	5,981	6,047	6,095	6,134	6,165	6,190	6,209	6,224	6,236	6,245
PV AT 9.00% PROFITS RELEASED	5,101	5,228	5,344	5,426	5,500	5,565	5,619	5,658	5,689	5,714	5,733	5,748	5,760	5,769	5,775

PV AT 7.00% BOOK PROFITS	7,642	7,846	8,037	8,174	8,299	8,414	8,512	8,584	8,643	8,692	8,733	8,763	8,788	8,807	8,823
PV AT 8.00% BOOK PROFITS	7,183	7,357	7,518	7,633	7,737	7,832	7,911	7,969	8,017	8,056	8,088	8,111	8,130	8,145	8,157
PV AT 9.00% BOOK PROFITS	6,765	6,913	7,050	7,146	7,233	7,311	7,376	7,423	7,461	7,492	7,517	7,535	7,550	7,561	7,570
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	71,356	62,128	53,145	47,157	41,384	36,230	31,417	27,917	24,671	21,653	18,886	16,690	14,682	12,841	11,162

Capital Based on 350% RBC	3,758	3,272	2,799	2,483	2,179	1,908	1,654	1,470	1,299	1,140	995	879	773	676	588
Capital: After-Tax int less change (i=2.65%)	606	565	542	374	356	317	293	219	202	186	170	136	124	113	103
PRE-TAX BOOK PROFIT	541	642	645	495	487	475	433	339	301	268	236	189	162	139	117
IMPACT OF FEDERAL INCOME TAX	(67)	(93)	(98)	(71)	(74)	(77)	(73)	(58)	(55)	(54)	(50)	(40)	(34)	(29)	(25)
Profit After-Tax, After Cost of Capital	1,080	1,114	1,089	798	769	716	654	500	448	400	356	286	252	223	195

PV’s -- Fixed Deferred Annuities
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-21

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense									12/11/20
		Line of Business Projection									03:24 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Fixed Indexed Annuities
PREMIUM	0	152,411	158,769	166,620	174,577	182,585	190,669	198,777	205,438	214,040	221,947	0	0	0	0	0
GROSS INVESTMENT INCOME	0	1,650	7,119	13,160	18,990	25,399	31,579	38,179	44,431	50,615	56,409	59,943	57,463	53,905	50,977	46,979
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	0	154,062	165,888	179,780	193,567	207,984	222,249	236,956	249,868	264,655	278,356	59,943	57,463	53,905	50,977	46,979
NET SURRENDERS	0	3,964	8,480	13,283	18,371	23,733	30,281	47,966	57,757	66,109	87,583	90,460	94,268	97,476	100,024	101,941
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	0	1,827	3,854	5,988	8,216	10,535	12,920	15,304	17,775	20,386	22,901	22,651	22,202	21,682	21,110	20,481
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	3,595	3,745	3,931	4,118	4,307	4,498	4,689	4,846	5,049	5,236	0	0	0	0	0
MAINTENANCE EXPENSE	0	481	1,008	1,551	2,107	2,678	3,259	3,814	4,360	4,909	5,413	5,187	4,893	4,580	4,252	3,908
NET COMMISSIONS	0	7,212	7,463	7,823	8,192	8,565	8,943	9,326	9,640	10,052	10,435	0	0	0	0	0
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	0	138,506	141,936	146,448	151,029	155,368	158,668	150,780	149,044	150,326	137,629	(72,076)	(78,415)	(83,881)	(89,088)	(93,468)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	155,586	166,487	179,023	192,033	205,186	218,570	231,880	243,423	256,831	269,197	46,222	42,949	39,858	36,298	32,862
STATUTORY GAIN	0	(1,524)	(598)	757	1,533	2,798	3,679	5,076	6,446	7,824	9,159	13,721	14,515	14,047	14,679	14,117
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	(1,524)	(598)	757	1,533	2,798	3,679	5,076	6,446	7,824	9,159	13,721	14,515	14,047	14,679	14,117
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	1,014	1,187	1,386	1,591	1,800	2,011	2,213	2,458	2,737	2,935	1,897	2,093	2,236	2,334	2,392
PROFITS RELEASED	0	(2,538)	(1,786)	(629)	(58)	998	1,668	2,863	3,987	5,086	6,224	11,825	12,422	11,811	12,345	11,725
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	0	138,506	280,441	426,889	577,918	733,286	891,954	1,042,735	1,191,779	1,342,105	1,479,734	1,407,658	1,329,243	1,245,362	1,156,274	1,062,806
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	0	138,506	280,441	426,889	577,918	733,286	891,954	1,042,735	1,191,779	1,342,105	1,479,734	1,407,658	1,329,243	1,245,362	1,156,274	1,062,806
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	0	132,151	267,835	408,439	553,425	703,017	855,789	1,001,109	1,144,893	1,290,008	1,422,822	1,355,436	1,281,571	1,201,091	1,115,565	1,024,823
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	1,894	3,821	5,773	7,759	9,777	11,810	13,719	15,579	17,444	19,120	17,933	16,690	15,435	14,155	12,860
INSURANCE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE IN FORCE	0	134,047	271,607	414,057	560,843	712,184	866,647	1,013,594	1,158,915	1,305,496	1,439,689	1,370,728	1,295,217	1,212,953	1,125,288	1,031,857
GA ACCOUNT VALUE IN FORCE	0	145,940	294,300	446,588	602,218	761,297	922,351	1,074,710	1,224,400	1,374,548	1,511,492	1,427,372	1,338,496	1,244,608	1,147,104	1,045,771
TOTAL ACCOUNT VALUE IN FORCE	0	145,940	294,300	446,588	602,218	761,297	922,351	1,074,710	1,224,400	1,374,548	1,511,492	1,427,372	1,338,496	1,244,608	1,147,104	1,045,771
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	0	(2,372)	(3,932)	(4,446)	(4,490)	(3,779)	(2,667)	(884)	1,437	4,203	7,367	12,985	18,501	23,402	28,190	32,439
PV AT 8.00% PROFITS RELEASED	0	(2,350)	(3,881)	(4,381)	(4,423)	(3,744)	(2,693)	(1,023)	1,132	3,676	6,559	11,631	16,564	20,907	25,109	28,806
PV AT 9.00% PROFITS RELEASED	0	(2,329)	(3,832)	(4,318)	(4,359)	(3,710)	(2,716)	(1,149)	852	3,194	5,823	10,405	14,822	18,674	22,369	25,587

PV AT 7.00% BOOK PROFITS	7.0%	(1,424)	(1,947)	(1,329)	(160)	1,835	4,287	7,448	11,199	15,455	20,111	26,629	33,074	38,903	44,596	49,713
PV AT 8.00% BOOK PROFITS	8.0%	(1,411)	(1,924)	(1,323)	(197)	1,708	4,026	6,988	10,470	14,384	18,626	24,511	30,275	35,440	40,438	44,888
PV AT 9.00% BOOK PROFITS	9.0%	(1,398)	(1,902)	(1,317)	(231)	1,587	3,781	6,557	9,792	13,394	17,263	22,581	27,741	32,323	36,716	40,591
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	0	134,091	271,662	414,113	560,902	712,246	866,712	1,013,662	1,158,985	1,305,569	1,439,765	1,370,742	1,295,239	1,213,120	1,125,958	1,033,578

Capital Based on 350% RBC	0	16,896	24,771	32,978	41,433	50,120	58,985	67,436	75,705	84,163	91,909	74,131	70,002	65,584	60,893	55,970
Capital: After-Tax int less change (i=2.65%)	0	(16,896)	(7,522)	(7,688)	(7,764)	(7,819)	(7,816)	(7,216)	(6,857)	(6,874)	(5,984)	19,702	5,681	5,883	6,065	6,197
PRE-TAX BOOK PROFIT		(1,524)	(598)	757	1,533	2,798	3,679	5,076	6,446	7,824	9,159	13,721	14,515	14,047	14,679	14,117
FEDERAL INCOME TAX		(1,014)	(1,187)	(1,386)	(1,591)	(1,800)	(2,011)	(2,213)	(2,458)	(2,737)	(2,935)	(1,897)	(2,093)	(2,236)	(2,334)	(2,392)
Profit After-Tax, After Cost of Capital		(19,434)	(9,307)	(8,318)	(7,822)	(6,821)	(6,148)	(4,353)	(2,870)	(1,787)	240	31,527	18,104	17,694	18,410	17,922

PV’s -- Fixed Indexed Annuities			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			88,223	76,374	66,448	58,082	50,986	44,936
PV IMPACT OF FEDERAL INCOME TAX			(23,924)	(21,536)	(19,495)	(17,738)	(16,215)	(14,889)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(27,466)	(29,749)	(31,432)	(32,645)	(33,486)	(34,033)
PV After-Tax, After Cost of Capital			36,833	25,089	15,521	7,699	1,285	(3,986)

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-22

	Farm Bureau Life (Rev 12/11) - Base Case Unit Expense													12/11/20
	Line of Business Projection													03:24 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
Fixed Indexed Annuities
PREMIUM	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS INVESTMENT INCOME	43,668	39,589	36,314	33,013	30,345	27,332	24,934	22,639	20,501	18,502	16,631	14,899	13,298	11,814	10,433
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	43,668	39,589	36,314	33,013	30,345	27,332	24,934	22,639	20,501	18,502	16,631	14,899	13,298	11,814	10,433
NET SURRENDERS	101,888	82,161	80,972	79,505	58,449	56,237	51,812	47,607	43,794	40,340	37,213	34,387	31,835	29,540	27,482
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	19,833	19,298	18,609	17,738	17,024	16,319	15,509	14,630	13,688	12,706	11,697	10,680	9,671	8,679	7,711
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	3,556	3,260	2,967	2,672	2,445	2,226	2,014	1,816	1,630	1,457	1,296	1,146	1,009	882	767
NET COMMISSIONS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	(96,313)	(79,314)	(80,110)	(80,308)	(60,573)	(58,528)	(54,320)	(50,403)	(46,927)	(43,888)	(40,662)	(37,691)	(35,032)	(32,658)	(30,528)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	28,964	25,404	22,437	19,607	17,345	16,254	15,015	13,649	12,185	10,614	9,544	8,523	7,482	6,443	5,432
STATUTORY GAIN	14,705	14,185	13,877	13,406	12,999	11,078	9,919	8,990	8,316	7,888	7,087	6,376	5,815	5,372	5,000
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	14,705	14,185	13,877	13,406	12,999	11,078	9,919	8,990	8,316	7,888	7,087	6,376	5,815	5,372	5,000
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	2,445	2,522	2,494	2,444	2,504	2,114	1,835	1,574	1,387	1,261	1,148	1,029	923	824	740
PROFITS RELEASED	12,260	11,663	11,383	10,963	10,495	8,964	8,084	7,416	6,929	6,626	5,939	5,348	4,892	4,547	4,260
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	966,493	887,178	807,069	726,760	666,187	607,659	553,339	502,935	456,008	412,120	371,458	333,767	298,735	266,077	235,549
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	966,493	887,178	807,069	726,760	666,187	607,659	553,339	502,935	456,008	412,120	371,458	333,767	298,735	266,077	235,549
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	931,574	854,436	776,328	697,790	638,290	580,771	527,631	478,722	433,505	391,500	352,458	316,245	282,633	251,421	222,370
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	11,581	10,556	9,564	8,583	7,877	7,178	6,554	5,978	5,446	4,953	4,496	4,074	3,681	3,317	3,004
INSURANCE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE IN FORCE	935,328	854,349	771,802	688,206	623,007	559,166	499,104	442,855	390,363	341,573	296,488	255,097	217,280	183,036	152,151
GA ACCOUNT VALUE IN FORCE	943,271	858,242	773,072	688,206	623,007	559,166	499,104	442,855	390,363	341,552	296,449	255,040	217,207	182,947	152,046
TOTAL ACCOUNT VALUE IN FORCE	943,271	858,242	773,072	688,206	623,007	559,166	499,104	442,855	390,363	341,552	296,449	255,040	217,207	182,947	152,046
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	36,592	40,284	43,652	46,684	49,396	51,561	53,385	54,950	56,316	57,536	58,559	59,420	60,156	60,795	61,354
PV AT 8.00% PROFITS RELEASED	32,384	35,536	38,385	40,925	43,177	44,958	46,445	47,708	48,800	49,768	50,571	51,240	51,807	52,295	52,719
PV AT 9.00% PROFITS RELEASED	28,675	31,370	33,783	35,916	37,788	39,256	40,470	41,492	42,367	43,136	43,768	44,290	44,728	45,101	45,422

PV AT 7.00% BOOK PROFITS	54,694	59,184	63,290	66,997	70,356	73,032	75,271	77,167	78,806	80,260	81,480	82,506	83,381	84,136	84,793
PV AT 8.00% BOOK PROFITS	49,180	53,014	56,487	59,593	62,382	64,583	66,407	67,939	69,250	70,402	71,360	72,158	72,832	73,409	73,906
PV AT 9.00% BOOK PROFITS	44,295	47,573	50,515	53,122	55,441	57,255	58,745	59,983	61,035	61,949	62,703	63,326	63,846	64,288	64,665
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	938,757	860,185	780,786	701,105	640,621	582,281	528,490	479,108	433,602	391,500	352,458	316,245	282,633	251,421	222,370

Capital Based on 350% RBC	50,898	46,721	42,502	38,273	35,083	32,001	29,140	26,486	24,015	21,703	19,562	17,577	15,732	14,012	12,405
Capital: After-Tax int less change (i=2.65%)	6,244	5,242	5,197	5,119	3,991	3,817	3,531	3,264	3,026	2,814	2,596	2,394	2,213	2,049	1,901
PRE-TAX BOOK PROFIT	14,705	14,185	13,877	13,406	12,999	11,078	9,919	8,990	8,316	7,888	7,087	6,376	5,815	5,372	5,000
FEDERAL INCOME TAX	(2,445)	(2,522)	(2,494)	(2,444)	(2,504)	(2,114)	(1,835)	(1,574)	(1,387)	(1,261)	(1,148)	(1,029)	(923)	(824)	(740)
Profit After-Tax, After Cost of Capital	18,504	16,906	16,580	16,082	14,486	12,781	11,615	10,680	9,955	9,440	8,535	7,742	7,105	6,596	6,161

PV’s -- Fixed Indexed Annuities
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-23

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense									12/11/20
		Line of Business Projection									03:24 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Traditional Life (WL)
PREMIUM	0	7,522	14,020	20,366	26,726	33,169	39,781	46,556	53,481	60,554	67,759	62,072	58,513	55,557	52,933	50,537
GROSS INVESTMENT INCOME	0	(132)	(35)	165	478	905	1,450	2,117	2,905	3,818	4,857	6,254	7,381	8,470	9,509	10,503
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	(8)	(35)	(90)	(171)	(279)	(414)	(575)	(762)	(976)	(1,216)	(1,470)	(1,718)	(1,949)	(2,164)
LESS INCOME LOST ON DEFAULTS	0	0	2	7	18	34	55	82	114	152	195	243	294	344	390	433
TOTAL INCOME	0	7,390	13,991	20,558	27,276	34,212	41,456	49,004	56,847	64,982	73,396	69,299	67,070	65,401	64,000	62,771
NET SURRENDERS	0	2	37	154	434	846	1,357	2,018	2,830	3,756	4,771	5,851	6,901	7,867	8,580	9,171
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	0	171	575	1,114	1,762	2,479	3,248	4,091	5,039	6,104	7,293	8,252	8,891	9,422	9,907	10,419
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	2,981	4,160	4,416	4,681	4,961	5,265	5,582	5,902	6,223	6,542	1,644	0	0	0	0
MAINTENANCE EXPENSE	0	325	926	1,524	2,132	2,758	3,411	4,092	4,802	5,540	6,307	6,530	6,309	6,142	6,005	5,888
NET COMMISSIONS	0	7,791	8,597	9,386	10,197	11,044	11,946	12,872	13,808	14,755	15,701	3,027	2,845	2,697	2,567	2,451
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	2,412	781	771	781	802	833	858	878	900	912	(3,250)	(309)	(259)	(228)	(215)
INCREASE IN RESERVES AND DIVIDEND LIAB	0	1,388	5,022	8,259	11,391	14,502	17,669	20,819	23,943	27,087	30,259	31,045	28,061	25,968	24,272	22,733
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	15,071	20,098	25,626	31,377	37,393	43,728	50,332	57,202	64,363	71,785	53,100	52,699	51,836	51,104	50,446
STATUTORY GAIN	0	(7,681)	(6,107)	(5,068)	(4,101)	(3,181)	(2,273)	(1,328)	(355)	618	1,611	16,199	14,370	13,565	12,895	12,325
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	(7,681)	(6,107)	(5,068)	(4,101)	(3,181)	(2,273)	(1,328)	(355)	618	1,611	16,199	14,370	13,565	12,895	12,325
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	(1,515)	(1,036)	(667)	(329)	(14)	289	588	883	1,166	1,443	4,358	3,703	3,250	2,844	2,468
PROFITS RELEASED	0	(6,166)	(5,071)	(4,401)	(3,771)	(3,166)	(2,561)	(1,916)	(1,238)	(548)	169	11,840	10,667	10,315	10,051	9,857
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	0	1,388	6,410	14,669	26,060	40,562	58,231	79,050	102,994	130,080	160,339	191,384	219,444	245,412	269,684	292,417
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	0	848	3,817	10,075	19,475	31,972	47,600	66,332	88,144	113,055	141,098	170,810	200,133	227,162	252,372	275,963
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	0	381	2,169	6,509	13,308	22,558	34,317	48,588	65,374	84,724	106,696	130,829	155,634	179,265	202,109	224,328
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	6,992	13,713	20,334	27,003	33,806	40,813	48,028	55,436	63,043	70,844	66,599	63,265	60,497	58,059	55,838
INSURANCE IN FORCE	0	568,111	1,125,374	1,679,093	2,237,982	2,808,123	3,395,171	4,000,764	4,624,567	5,266,846	5,923,041	5,593,872	5,318,120	5,081,757	4,871,421	4,674,926
CASH VALUE IN FORCE	0	561	1,950	5,220	11,427	20,731	33,172	48,733	67,394	89,171	114,104	141,279	170,357	199,603	227,343	253,433
GA ACCOUNT VALUE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL ACCOUNT VALUE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	2,952	5,785	8,558	11,330	14,137	17,012	19,956	22,966	26,041	29,169	27,252	25,681	24,361	23,195	22,123
NET DEFERRED PREMIUMS	0	540	2,593	4,594	6,584	8,589	10,631	12,718	14,850	17,025	19,241	20,573	19,312	18,250	17,312	16,455
PV AT 7.00% PROFITS RELEASED	0	(5,763)	(10,192)	(13,784)	(16,661)	(18,919)	(20,626)	(21,819)	(22,540)	(22,838)	(22,752)	(17,127)	(12,390)	(8,110)	(4,212)	(639)
PV AT 8.00% PROFITS RELEASED	0	(5,709)	(10,057)	(13,550)	(16,322)	(18,477)	(20,091)	(21,210)	(21,879)	(22,153)	(22,075)	(16,996)	(12,760)	(8,967)	(5,545)	(2,438)
PV AT 9.00% PROFITS RELEASED	0	(5,657)	(9,925)	(13,323)	(15,995)	(18,053)	(19,580)	(20,628)	(21,250)	(21,502)	(21,431)	(16,842)	(13,050)	(9,685)	(6,677)	(3,971)

PV AT 7.00% BOOK PROFITS	7.0%	(7,178)	(12,513)	(16,649)	(19,778)	(22,045)	(23,560)	(24,387)	(24,593)	(24,257)	(23,438)	(15,742)	(9,361)	(3,733)	1,268	5,736
PV AT 8.00% BOOK PROFITS	8.0%	(7,112)	(12,348)	(16,371)	(19,385)	(21,549)	(22,982)	(23,756)	(23,948)	(23,639)	(22,893)	(15,945)	(10,239)	(5,251)	(860)	3,025
PV AT 9.00% BOOK PROFITS	9.0%	(7,047)	(12,187)	(16,100)	(19,005)	(21,072)	(22,427)	(23,154)	(23,332)	(23,047)	(22,367)	(16,089)	(10,980)	(6,555)	(2,697)	687
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	0	787	3,543	9,351	18,075	29,674	44,177	61,563	81,806	104,927	130,953	158,686	186,353	212,191	236,646	259,923

Capital Based on 350% RBC	0	1,517	3,018	4,596	6,274	8,065	9,986	12,038	14,221	16,533	18,969	18,872	18,980	19,132	19,301	19,463
Capital: After-Tax int less change (i=2.65%)	0	(1,517)	(1,469)	(1,515)	(1,581)	(1,660)	(1,752)	(1,844)	(1,930)	(2,015)	(2,089)	494	287	245	232	242
PRE-TAX BOOK PROFIT		(7,681)	(6,107)	(5,068)	(4,101)	(3,181)	(2,273)	(1,328)	(355)	618	1,611	16,199	14,370	13,565	12,895	12,325
FEDERAL INCOME TAX		1,515	1,036	667	329	14	(289)	(588)	(883)	(1,166)	(1,443)	(4,358)	(3,703)	(3,250)	(2,844)	(2,468)
Profit After-Tax, After Cost of Capital		(7,683)	(6,541)	(5,916)	(5,353)	(4,826)	(4,313)	(3,760)	(3,168)	(2,563)	(1,920)	12,334	10,954	10,560	10,283	10,099

PV’s -- Traditional Life (WL)			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			35,406	27,127	20,378	14,843	10,281	6,504
PV IMPACT OF FEDERAL INCOME TAX			(7,487)	(6,528)	(5,650)	(4,854)	(4,137)	(3,495)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(8,193)	(8,423)	(8,492)	(8,454)	(8,346)	(8,191)
PV After-Tax, After Cost of Capital			19,726	12,176	6,236	1,535	(2,202)	(5,182)

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-24

	Farm Bureau Life (Rev 12/11) - Base Case Unit Expense													12/11/20
	Line of Business Projection													03:24 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
Traditional Life (WL)
PREMIUM	46,891	43,254	39,711	36,231	32,785	29,375	25,980	22,557	19,096	15,634	14,588	13,716	12,864	12,065	11,336
GROSS INVESTMENT INCOME	11,440	12,283	13,041	13,715	14,305	14,810	15,221	15,533	15,737	15,829	15,832	15,807	15,747	15,655	15,533
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0	(1)	(3)	(7)	(12)
LESS INVESTMENT EXPENSE	(2,366)	(2,550)	(2,715)	(2,864)	(2,996)	(3,111)	(3,210)	(3,290)	(3,351)	(3,391)	(3,410)	(3,419)	(3,421)	(3,416)	(3,404)
LESS INCOME LOST ON DEFAULTS	474	511	543	572	598	619	638	652	662	669	671	671	670	668	664
TOTAL INCOME	60,223	57,577	54,924	52,238	49,487	46,677	43,773	40,728	37,521	34,185	33,159	32,269	31,359	30,461	29,597
NET SURRENDERS	9,628	9,786	9,732	9,566	9,333	9,072	8,857	8,630	8,446	8,177	7,949	7,897	7,881	7,842	7,784
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	10,944	11,482	12,004	12,490	12,920	13,328	13,725	14,081	14,384	14,643	14,934	15,195	15,398	15,549	15,659
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	5,765	5,641	5,524	5,416	5,313	5,213	5,115	5,018	4,921	4,824	4,754	4,700	4,646	4,591	4,536
NET COMMISSIONS	2,278	2,104	1,935	1,768	1,604	1,441	1,279	1,117	953	788	734	690	649	610	574
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	(296)	(310)	(310)	(312)	(313)	(317)	(313)	(321)	(329)	(323)	(164)	(126)	(117)	(108)	(91)
INCREASE IN RESERVES AND DIVIDEND LIAB	20,180	17,910	15,844	13,846	11,857	9,835	7,675	5,424	3,010	613	78	(643)	(1,400)	(2,115)	(2,772)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	48,498	46,614	44,729	42,775	40,713	38,573	36,338	33,949	31,386	28,721	28,284	27,713	27,056	26,369	25,690
STATUTORY GAIN	11,724	10,963	10,195	9,463	8,774	8,104	7,435	6,779	6,135	5,464	4,874	4,556	4,303	4,092	3,907
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	(1)	(4)	(9)	(15)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	(1)	(3)	(7)	(12)
BOOK PROFIT	11,724	10,963	10,195	9,463	8,774	8,104	7,435	6,779	6,135	5,464	4,874	4,556	4,302	4,090	3,904
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	2,085	1,683	1,298	939	601	329	135	(39)	(196)	(334)	(426)	(452)	(465)	(469)	(464)
PROFITS RELEASED	9,639	9,280	8,897	8,524	8,173	7,775	7,300	6,819	6,331	5,798	5,300	5,008	4,767	4,559	4,367
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	312,597	330,507	346,351	360,198	372,055	381,891	389,565	394,989	397,999	398,613	398,690	398,047	396,648	394,533	391,761
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	297,420	316,584	333,646	348,683	361,712	372,698	381,517	388,087	392,248	394,011	394,408	394,052	392,928	391,072	388,539
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	245,411	265,137	283,621	300,862	316,830	331,210	343,517	353,607	361,269	366,419	369,971	372,512	374,036	374,594	374,232
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	53,768	51,855	50,102	48,486	46,980	45,573	44,242	42,988	41,783	40,628	39,521	38,439	37,376	36,338	35,325
INSURANCE IN FORCE	4,483,135	4,299,603	4,124,665	3,956,937	3,790,228	3,620,073	3,450,129	3,280,561	3,110,565	2,947,882	2,798,659	2,651,865	2,505,000	2,357,858	2,220,113
CASH VALUE IN FORCE	277,313	298,750	317,920	334,910	349,750	362,408	372,749	380,690	386,079	388,896	390,224	390,745	390,444	389,362	387,541
GA ACCOUNT VALUE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL ACCOUNT VALUE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	20,550	18,986	17,457	15,955	14,471	13,003	11,545	10,079	8,599	7,126	6,642	6,229	5,837	5,469	5,139
NET DEFERRED PREMIUMS	15,177	13,923	12,705	11,515	10,344	9,193	8,048	6,902	5,751	4,602	4,282	3,995	3,720	3,460	3,221
PV AT 7.00% PROFITS RELEASED	2,626	5,564	8,196	10,553	12,665	14,543	16,191	17,629	18,877	19,945	20,858	21,664	22,381	23,022	23,595
PV AT 8.00% PROFITS RELEASED	376	2,884	5,110	7,085	8,839	10,383	11,726	12,888	13,886	14,733	15,449	16,076	16,628	17,118	17,552
PV AT 9.00% PROFITS RELEASED	(1,543)	601	2,487	4,145	5,603	6,876	7,972	8,912	9,712	10,384	10,948	11,437	11,864	12,239	12,568

PV AT 7.00% BOOK PROFITS	9,707	13,178	16,194	18,811	21,078	23,035	24,714	26,144	27,353	28,360	29,199	29,932	30,579	31,154	31,667
PV AT 8.00% BOOK PROFITS	6,447	9,410	11,961	14,154	16,037	17,647	19,014	20,169	21,136	21,934	22,593	23,163	23,662	24,101	24,489
PV AT 9.00% BOOK PROFITS	3,640	6,173	8,335	10,175	11,741	13,067	14,184	15,118	15,894	16,527	17,046	17,490	17,876	18,212	18,506
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	281,482	301,111	318,992	335,194	349,750	362,408	372,749	380,690	386,079	388,896	390,224	390,745	390,444	389,362	387,541

Capital Based on 350% RBC	19,493	19,472	19,414	19,315	19,163	18,950	18,676	18,337	17,927	17,462	17,139	16,810	16,460	16,092	15,727
Capital: After-Tax int less change (i=2.65%)	378	428	466	505	556	615	670	730	794	841	689	688	702	712	702
PRE-TAX BOOK PROFIT	11,724	10,963	10,195	9,463	8,774	8,104	7,435	6,779	6,135	5,464	4,874	4,556	4,302	4,090	3,904
FEDERAL INCOME TAX	(2,085)	(1,683)	(1,298)	(939)	(601)	(329)	(135)	39	196	334	426	452	465	469	464
Profit After-Tax, After Cost of Capital	10,018	9,709	9,363	9,030	8,729	8,390	7,970	7,548	7,125	6,639	5,989	5,696	5,468	5,271	5,070

PV’s -- Traditional Life (WL)
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-25

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense									12/11/20
		Line of Business Projection									03:24 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Term
PREMIUM	0	13,078	26,286	39,672	53,300	67,218	81,438	95,965	110,775	125,843	141,174	132,174	124,371	117,066	110,181	103,594
GROSS INVESTMENT INCOME	0	(191)	(80)	109	364	707	1,150	1,722	2,428	3,273	4,257	5,735	6,742	7,739	8,728	9,655
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	(2)	(7)	(17)	(34)	(58)	(93)	(137)	(193)	(259)	(335)	(416)	(501)	(584)	(662)
LESS INCOME LOST ON DEFAULTS	0	0	1	4	9	19	33	53	79	110	148	192	239	288	335	380
TOTAL INCOME	0	12,887	26,207	39,784	53,671	67,939	82,613	97,727	113,261	129,198	145,541	138,052	131,290	125,018	119,157	113,530
NET SURRENDERS	0	0	0	0	0	0	0	0	0	0	0	60	73	79	84	90
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	0	840	2,883	5,655	8,978	12,677	16,671	21,056	25,988	31,538	37,787	42,849	45,551	47,590	49,384	51,338
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	7,124	9,700	10,488	11,224	11,960	12,695	13,431	14,167	14,903	15,639	3,158	0	0	0	0
MAINTENANCE EXPENSE	0	655	1,976	3,365	4,809	6,314	7,884	9,525	11,237	13,023	14,885	15,525	14,968	14,455	13,980	13,531
NET COMMISSIONS	0	9,720	11,390	12,813	14,252	15,710	17,189	18,689	20,211	21,754	23,319	6,883	6,561	6,262	5,985	5,725
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	5,676	5,970	6,112	6,275	6,456	6,648	6,848	7,048	7,247	7,464	(3,216)	(2,962)	(2,742)	(2,550)	(2,395)
INCREASE IN RESERVES AND DIVIDEND LIAB	0	742	1,719	3,780	6,380	9,288	12,927	16,797	20,788	24,812	28,769	30,280	31,756	30,929	28,906	26,172
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	24,758	33,639	42,212	51,918	62,405	74,014	86,346	99,439	113,278	127,862	95,539	95,947	96,573	95,789	94,460
STATUTORY GAIN	0	(11,871)	(7,432)	(2,428)	1,754	5,534	8,599	11,382	13,822	15,920	17,679	42,513	35,343	28,445	23,368	19,070
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	(11,871)	(7,432)	(2,428)	1,754	5,534	8,599	11,382	13,822	15,920	17,679	42,513	35,343	28,445	23,368	19,070
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	(2,341)	(1,156)	153	1,284	2,321	3,202	4,010	4,731	5,362	5,900	10,966	9,115	7,300	5,866	4,601
PROFITS RELEASED	0	(9,530)	(6,275)	(2,581)	469	3,214	5,397	7,371	9,091	10,559	11,778	31,547	26,228	21,145	17,502	14,469
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	0	742	2,462	6,242	12,622	21,909	34,836	51,633	72,421	97,233	126,001	156,281	188,037	218,966	247,873	274,044
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	0	742	2,462	6,242	12,622	21,909	34,836	51,633	72,421	97,233	126,001	156,281	188,037	218,966	247,873	274,044
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	0	18	(192)	415	2,396	6,090	12,235	21,102	32,862	47,606	65,335	85,094	107,766	131,129	153,995	175,627
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	20,021	40,936	62,241	84,032	106,392	129,376	153,035	177,379	202,411	228,201	214,969	202,917	191,868	181,593	171,890
INSURANCE IN FORCE	0	4,679,469	9,614,128	14,671,889	19,866,916	25,213,416	30,721,958	36,405,557	42,266,280	48,304,839	54,532,958	51,791,135	49,284,393	46,991,521	44,872,668	42,888,665
CASH VALUE IN FORCE	0	827	1,697	2,590	3,505	4,448	5,418	6,418	7,446	8,503	9,588	9,148	8,724	8,329	7,960	7,611
GA ACCOUNT VALUE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL ACCOUNT VALUE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	5,676	11,645	17,757	24,032	30,487	37,135	43,983	51,031	58,278	65,742	62,526	59,564	56,822	54,273	51,878
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	0	(8,907)	(14,388)	(16,495)	(16,137)	(13,846)	(10,250)	(5,659)	(368)	5,375	11,363	26,350	37,996	46,770	53,558	58,802
PV AT 8.00% PROFITS RELEASED	0	(8,824)	(14,205)	(16,254)	(15,909)	(13,722)	(10,321)	(6,020)	(1,108)	4,174	9,630	23,160	33,575	41,350	47,309	51,870
PV AT 9.00% PROFITS RELEASED	0	(8,743)	(14,025)	(16,018)	(15,686)	(13,597)	(10,380)	(6,347)	(1,785)	3,077	8,052	20,278	29,603	36,500	41,737	45,709

PV AT 7.00% BOOK PROFITS	7.0%	(11,095)	(17,586)	(19,568)	(18,230)	(14,284)	(8,554)	(1,466)	6,578	15,238	24,225	44,422	60,115	71,919	80,981	87,893
PV AT 8.00% BOOK PROFITS	8.0%	(10,992)	(17,363)	(19,291)	(18,002)	(14,235)	(8,817)	(2,175)	5,292	13,256	21,445	39,678	53,713	64,172	72,128	78,140
PV AT 9.00% BOOK PROFITS	9.0%	(10,891)	(17,146)	(19,021)	(17,779)	(14,182)	(9,055)	(2,828)	4,108	11,439	18,906	35,381	47,947	57,225	64,218	69,453
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	0	689	2,285	5,793	11,714	20,334	32,331	47,920	67,214	90,242	116,942	145,044	174,517	203,223	230,051	254,341

Capital Based on 350% RBC	0	9,213	18,946	28,979	39,354	50,109	61,285	72,913	84,999	97,547	110,576	106,076	102,072	98,456	95,122	91,974
Capital: After-Tax int less change (i=2.65%)	0	(9,213)	(9,540)	(9,636)	(9,768)	(9,931)	(10,127)	(10,345)	(10,560)	(10,768)	(10,987)	6,815	6,225	5,752	5,395	5,140
PRE-TAX BOOK PROFIT		(11,871)	(7,432)	(2,428)	1,754	5,534	8,599	11,382	13,822	15,920	17,679	42,513	35,343	28,445	23,368	19,070
FEDERAL INCOME TAX		2,341	1,156	(153)	(1,284)	(2,321)	(3,202)	(4,010)	(4,731)	(5,362)	(5,900)	(10,966)	(9,115)	(7,300)	(5,866)	(4,601)
Profit After-Tax, After Cost of Capital		(18,744)	(15,816)	(12,217)	(9,299)	(6,718)	(4,730)	(2,974)	(1,469)	(209)	791	38,362	32,453	26,897	22,897	19,609

PV’s -- Term			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			147,753	125,570	107,339	92,191	79,484	68,731
PV IMPACT OF FEDERAL INCOME TAX			(37,351)	(32,867)	(29,061)	(25,801)	(22,984)	(20,533)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(36,348)	(38,684)	(40,189)	(41,069)	(41,477)	(41,531)
PV After-Tax, After Cost of Capital			74,053	54,020	38,088	25,321	15,022	6,667

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-26

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense												12/11/20
		Line of Business Projection												03:24 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
Term
PREMIUM	97,301	91,033	84,903	78,928	72,980	67,379	62,014	56,770	51,649	46,623	41,541	36,834	32,281	27,839	23,633
GROSS INVESTMENT INCOME	10,494	11,151	11,598	11,811	11,818	11,691	11,412	11,020	10,534	9,973	9,333	8,694	8,074	7,494	6,932
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	(13)	(32)	(68)	(82)	(88)	(151)	(164)	(181)	(207)	(243)	(270)	(295)	(302)	(330)	(351)
LESS INVESTMENT EXPENSE	(733)	(790)	(833)	(859)	(871)	(873)	(861)	(840)	(813)	(779)	(739)	(698)	(655)	(614)	(570)
LESS INCOME LOST ON DEFAULTS	421	453	477	491	496	495	486	471	453	431	405	380	354	330	305
TOTAL INCOME	108,094	102,489	96,790	91,026	85,085	79,297	73,637	67,978	62,335	56,701	50,938	45,550	40,354	35,287	30,479
NET SURRENDERS	143	159	169	179	189	178	192	205	218	230	154	154	162	170	179
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	53,485	55,253	56,840	58,199	59,272	59,703	58,765	57,148	54,908	52,006	48,703	45,742	42,217	38,098	33,308
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	13,069	12,575	12,072	11,561	11,035	10,484	9,914	9,309	8,671	7,998	7,343	6,722	6,075	5,401	4,697
NET COMMISSIONS	5,479	5,215	4,954	4,696	4,441	4,165	3,894	3,618	3,339	3,054	2,769	2,527	2,290	2,052	1,813
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	(2,489)	(2,460)	(2,427)	(2,395)	(2,391)	(2,499)	(2,541)	(2,571)	(2,608)	(2,654)	(2,304)	(2,266)	(2,247)	(2,254)	(2,285)
INCREASE IN RESERVES AND DIVIDEND LIAB	20,956	15,165	8,706	3,191	(775)	(5,802)	(9,077)	(11,762)	(14,041)	(16,126)	(16,219)	(16,224)	(15,680)	(15,927)	(17,378)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	90,642	85,908	80,314	75,431	71,771	66,230	61,146	55,946	50,486	44,509	40,447	36,655	32,816	27,540	20,334
STATUTORY GAIN	17,452	16,581	16,475	15,595	13,314	13,067	12,491	12,032	11,850	12,192	10,492	8,895	7,539	7,747	10,145
CAPITAL GAINS	(16)	(41)	(86)	(103)	(111)	(191)	(207)	(229)	(262)	(308)	(341)	(373)	(382)	(418)	(444)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	(13)	(32)	(68)	(82)	(88)	(151)	(164)	(181)	(207)	(243)	(270)	(295)	(302)	(330)	(351)
BOOK PROFIT	17,448	16,572	16,457	15,573	13,291	13,027	12,447	11,984	11,794	12,128	10,420	8,817	7,459	7,659	10,052
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	3,885	3,339	2,977	2,503	1,792	1,524	1,250	1,040	926	957	607	303	60	132	649
PROFITS RELEASED	13,564	13,233	13,480	13,070	11,499	11,502	11,198	10,944	10,868	11,171	9,813	8,514	7,399	7,528	9,403
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	295,000	310,165	318,871	322,063	321,287	315,486	306,408	294,646	280,605	264,479	248,261	232,036	216,356	200,429	183,050
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	295,000	310,165	318,871	322,063	321,287	315,486	306,408	294,646	280,605	264,479	248,261	232,036	216,356	200,429	183,050
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	193,617	207,352	216,085	220,562	222,101	219,572	214,485	207,265	198,159	187,219	176,234	165,189	154,597	143,732	131,471
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	161,905	152,098	142,437	132,872	123,269	114,775	106,152	97,418	88,544	79,515	71,610	63,621	55,533	47,340	38,998
INSURANCE IN FORCE	40,825,981	38,806,696	36,823,203	34,865,079	32,910,140	30,767,748	28,543,508	26,264,120	23,929,134	21,536,492	19,421,774	17,269,530	15,077,782	12,845,395	10,560,993
CASH VALUE IN FORCE	7,239	6,847	6,453	6,061	5,671	5,237	4,803	4,366	3,923	3,473	3,092	2,758	2,433	2,110	1,786
GA ACCOUNT VALUE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL ACCOUNT VALUE IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	49,389	46,929	44,502	42,107	39,716	37,217	34,676	32,105	29,497	26,843	24,538	22,273	20,025	17,772	15,487
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	63,397	67,586	71,574	75,188	78,160	80,938	83,465	85,774	87,916	89,975	91,664	93,035	94,147	95,206	96,441
PV AT 8.00% PROFITS RELEASED	55,829	59,406	62,779	65,808	68,275	70,560	72,619	74,483	76,197	77,828	79,155	80,221	81,079	81,887	82,821
PV AT 9.00% PROFITS RELEASED	49,126	52,183	55,041	57,583	59,635	61,518	63,200	64,707	66,081	67,377	68,421	69,252	69,914	70,533	71,241

PV AT 7.00% BOOK PROFITS	93,803	99,050	103,919	108,225	111,659	114,805	117,615	120,143	122,468	124,703	126,497	127,916	129,038	130,114	131,435
PV AT 8.00% BOOK PROFITS	83,233	87,712	91,830	95,439	98,290	100,878	103,167	105,209	107,069	108,839	110,248	111,352	112,216	113,039	114,037
PV AT 9.00% BOOK PROFITS	73,848	77,677	81,166	84,195	86,566	88,699	90,568	92,219	93,710	95,117	96,225	97,086	97,754	98,383	99,141
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	273,790	287,865	295,945	298,906	298,187	292,802	284,377	273,461	260,429	245,463	230,411	215,353	200,800	186,018	169,889

Capital Based on 350% RBC	88,530	84,992	81,338	77,578	73,712	69,345	64,739	59,952	54,996	49,871	45,278	40,644	35,958	31,191	26,286
Capital: After-Tax int less change (i=2.65%)	5,370	5,391	5,433	5,463	5,490	5,910	6,058	6,142	6,211	6,276	5,637	5,582	5,537	5,520	5,558
PRE-TAX BOOK PROFIT	17,448	16,572	16,457	15,573	13,291	13,027	12,447	11,984	11,794	12,128	10,420	8,817	7,459	7,659	10,052
FEDERAL INCOME TAX	(3,885)	(3,339)	(2,977)	(2,503)	(1,792)	(1,524)	(1,250)	(1,040)	(926)	(957)	(607)	(303)	(60)	(132)	(649)
Profit After-Tax, After Cost of Capital	18,933	18,624	18,913	18,533	16,988	17,413	17,256	17,086	17,079	17,447	15,450	14,096	12,936	13,047	14,960

PV’s -- Term
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-27

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense									12/11/20
		Line of Business Projection									03:24 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
IUL
PREMIUM	0	15,026	33,600	47,401	61,406	75,462	89,848	104,682	119,904	135,466	151,322	141,890	126,015	118,690	111,996	105,963
GROSS INVESTMENT INCOME	0	(212)	300	1,216	2,450	3,993	5,840	8,012	10,508	13,323	16,451	20,246	23,130	25,595	27,808	29,793
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	(30)	(94)	(179)	(284)	(410)	(555)	(720)	(905)	(1,110)	(1,334)	(1,527)	(1,683)	(1,821)	(1,943)
LESS INCOME LOST ON DEFAULTS	0	0	17	54	102	162	234	317	413	520	638	768	879	967	1,045	1,113
TOTAL INCOME	0	14,814	33,913	48,657	63,933	79,576	95,864	112,932	130,720	149,175	168,245	162,702	149,794	145,001	140,580	136,587
NET SURRENDERS	0	21	207	742	1,644	2,922	4,564	6,563	8,912	11,604	14,633	17,955	21,405	24,680	27,596	30,143
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	0	280	952	1,861	2,962	4,198	5,547	7,054	8,780	10,749	12,978	14,947	16,427	17,710	18,896	20,105
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	8,764	9,408	9,953	10,546	11,178	11,896	12,645	13,400	14,152	14,896	736	0	0	0	0
MAINTENANCE EXPENSE	0	637	1,738	2,783	3,863	4,979	6,140	7,352	8,615	9,926	11,285	11,606	11,153	10,835	10,531	10,242
NET COMMISSIONS	0	11,830	13,511	14,877	16,315	17,803	19,419	21,094	22,798	24,514	26,236	7,854	6,224	5,871	5,548	5,258
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	0	10,440	21,703	28,928	36,011	42,847	49,649	56,477	63,266	69,962	76,527	65,995	58,669	52,686	47,539	42,984
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	31,971	47,521	59,144	71,340	83,926	97,215	111,184	125,770	140,909	156,556	119,094	113,878	111,781	110,109	108,731
STATUTORY GAIN	0	(17,157)	(13,608)	(10,487)	(7,408)	(4,350)	(1,351)	1,747	4,950	8,266	11,689	43,608	35,916	33,220	30,471	27,856
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	(17,157)	(13,608)	(10,487)	(7,408)	(4,350)	(1,351)	1,747	4,950	8,266	11,689	43,608	35,916	33,220	30,471	27,856
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	(3,164)	(1,934)	(983)	(67)	813	1,658	2,503	3,275	3,756	4,256	10,139	7,655	6,514	5,395	4,335
PROFITS RELEASED	0	(13,992)	(11,674)	(9,504)	(7,340)	(5,163)	(3,010)	(756)	1,676	4,510	7,433	33,469	28,261	26,706	25,077	23,520
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	0	10,440	32,143	61,071	97,083	139,930	189,579	246,055	309,321	379,283	455,811	521,805	580,475	633,161	680,699	723,683
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	0	10,440	32,143	61,071	97,083	139,930	189,579	246,055	309,321	379,283	455,811	521,805	580,475	633,161	680,699	723,683
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	0	8,350	25,590	48,506	77,034	111,026	150,505	195,546	246,503	304,723	370,041	428,165	482,577	533,286	580,994	626,159
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	7,805	15,412	23,138	31,007	39,043	47,318	55,842	64,610	73,608	82,816	78,954	75,276	71,776	68,442	65,268
INSURANCE IN FORCE	0	867,012	1,716,072	2,580,789	3,463,535	4,367,155	5,299,224	6,261,032	7,251,826	8,269,891	9,313,177	8,906,126	8,514,317	8,139,328	7,780,430	7,436,941
CASH VALUE IN FORCE	0	1,081	9,038	24,495	48,176	79,934	119,618	167,165	222,510	285,564	356,209	432,488	509,219	579,421	642,103	697,592
GA ACCOUNT VALUE IN FORCE	0	11,619	35,762	67,942	108,000	155,659	210,881	273,696	344,062	421,876	506,994	579,513	637,260	687,955	732,303	770,960
TOTAL ACCOUNT VALUE IN FORCE	0	11,619	35,762	67,942	108,000	155,659	210,881	273,696	344,062	421,876	506,994	579,513	637,260	687,955	732,303	770,960
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	0	(13,077)	(23,273)	(31,031)	(36,631)	(40,312)	(42,318)	(42,789)	(41,813)	(39,360)	(35,582)	(19,680)	(7,132)	3,949	13,675	22,199
PV AT 8.00% PROFITS RELEASED	0	(12,956)	(22,964)	(30,509)	(35,904)	(39,418)	(41,315)	(41,756)	(40,850)	(38,594)	(35,151)	(20,797)	(9,574)	245	8,783	16,198
PV AT 9.00% PROFITS RELEASED	0	(12,837)	(22,663)	(30,001)	(35,201)	(38,557)	(40,352)	(40,765)	(39,924)	(37,848)	(34,708)	(21,737)	(11,690)	(2,979)	4,525	10,982

PV AT 7.00% BOOK PROFITS	7.0%	(16,034)	(27,920)	(36,480)	(42,132)	(45,233)	(46,134)	(45,046)	(42,164)	(37,668)	(31,726)	(11,008)	4,939	18,724	30,541	40,637
PV AT 8.00% BOOK PROFITS	8.0%	(15,886)	(27,552)	(35,877)	(41,322)	(44,283)	(45,134)	(44,115)	(41,440)	(37,305)	(31,891)	(13,188)	1,075	13,290	23,664	32,445
PV AT 9.00% BOOK PROFITS	9.0%	(15,740)	(27,193)	(35,291)	(40,539)	(43,367)	(44,172)	(43,216)	(40,732)	(36,926)	(31,988)	(15,089)	(2,319)	8,516	17,635	25,282
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	0	9,689	29,832	56,680	90,103	129,869	175,948	228,364	287,416	354,388	429,046	494,747	554,455	609,032	659,280	705,758

Capital Based on 350% RBC	0	2,794	6,104	9,349	12,840	16,566	20,557	24,825	29,363	34,162	39,212	39,777	39,746	40,114	40,404	40,633
Capital: After-Tax int less change (i=2.65%)	0	(2,794)	(3,252)	(3,116)	(3,295)	(3,457)	(3,645)	(3,837)	(4,018)	(4,184)	(4,335)	256	863	464	550	616
PRE-TAX BOOK PROFIT		(17,157)	(13,608)	(10,487)	(7,408)	(4,350)	(1,351)	1,747	4,950	8,266	11,689	43,608	35,916	33,220	30,471	27,856
FEDERAL INCOME TAX		3,164	1,934	983	67	(813)	(1,658)	(2,503)	(3,275)	(3,756)	(4,256)	(10,139)	(7,655)	(6,514)	(5,395)	(4,335)
Profit After-Tax, After Cost of Capital		(16,786)	(14,926)	(12,620)	(10,636)	(8,621)	(6,655)	(4,593)	(2,342)	326	3,099	33,725	29,124	27,170	25,627	24,136

PV’s -- IUL			7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			107,910	86,735	69,374	55,033	43,108	33,136
PV IMPACT OF FEDERAL INCOME TAX			(22,284)	(19,553)	(17,134)	(14,992)	(13,095)	(11,415)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(17,254)	(17,709)	(17,825)	(17,716)	(17,461)	(17,110)
PV After-Tax, After Cost of Capital			68,372	49,472	34,415	22,325	12,553	4,611

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-28

	Farm Bureau Life (Rev 12/11) - Base Case Unit Expense													12/11/20
	Line of Business Projection													03:24 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
IUL
PREMIUM	100,305	94,861	89,633	84,617	79,815	75,217	70,830	66,643	62,641	58,802	55,140	51,656	48,332	45,160	42,129
GROSS INVESTMENT INCOME	31,562	33,096	34,403	35,500	36,399	37,101	37,614	38,023	38,301	38,459	38,509	38,457	38,317	38,103	37,827
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	(2)	(10)	(25)	(43)	(64)
LESS INVESTMENT EXPENSE	(2,052)	(2,149)	(2,234)	(2,308)	(2,372)	(2,426)	(2,470)	(2,505)	(2,532)	(2,553)	(2,567)	(2,576)	(2,578)	(2,576)	(2,569)
LESS INCOME LOST ON DEFAULTS	1,173	1,224	1,266	1,301	1,329	1,350	1,366	1,379	1,387	1,392	1,394	1,393	1,388	1,382	1,373
TOTAL INCOME	132,746	128,882	125,004	121,124	117,257	113,394	109,547	105,793	102,087	98,422	94,820	91,287	87,815	84,414	81,088
NET SURRENDERS	32,348	34,233	35,819	37,128	38,179	38,998	39,476	39,591	39,594	39,497	39,307	39,035	38,692	38,286	37,826
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	21,382	22,667	23,874	24,957	25,904	26,795	27,692	28,578	29,428	30,225	30,962	31,627	32,248	32,824	33,338
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	9,964	9,693	9,429	9,173	8,923	8,681	8,445	8,216	7,993	7,775	7,562	7,355	7,153	6,956	6,764
NET COMMISSIONS	4,985	4,724	4,473	4,232	4,001	3,781	3,571	3,371	3,180	2,998	2,824	2,659	2,502	2,353	2,210
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES AND DIVIDEND LIAB	38,795	34,892	31,244	27,867	24,750	21,000	8,999	6,442	4,064	1,873	(140)	(1,969)	(3,627)	(5,122)	(6,441)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	107,474	106,208	104,838	103,356	101,758	99,255	88,182	86,197	84,259	82,367	80,515	78,708	76,968	75,297	73,696
STATUTORY GAIN	25,273	22,674	20,165	17,768	15,499	14,139	21,365	19,595	17,828	16,055	14,306	12,579	10,847	9,117	7,392
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	(3)	(13)	(31)	(55)	(81)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	(2)	(10)	(25)	(43)	(64)
BOOK PROFIT	25,273	22,674	20,165	17,768	15,499	14,139	21,365	19,595	17,828	16,055	14,305	12,576	10,840	9,106	7,375
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	3,317	2,340	1,547	1,311	1,112	838	2,252	1,814	1,410	1,039	690	342	(9)	(358)	(703)
PROFITS RELEASED	21,956	20,334	18,618	16,458	14,387	13,301	19,113	17,782	16,418	15,016	13,615	12,234	10,849	9,464	8,077
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	762,478	797,370	828,614	856,480	881,231	902,231	911,230	917,671	921,735	923,609	923,468	921,499	917,872	912,750	906,309
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	762,478	797,370	828,614	856,480	881,231	902,231	911,230	917,671	921,735	923,609	923,468	921,499	917,872	912,750	906,309
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	669,005	709,632	747,542	780,488	808,704	832,848	845,249	855,213	862,782	868,009	871,011	872,013	871,221	868,807	864,955
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	62,240	59,353	56,596	53,965	51,456	49,061	46,776	44,592	42,505	40,509	38,602	36,781	35,041	33,379	31,785
INSURANCE IN FORCE	7,107,738	6,792,046	6,489,363	6,199,006	5,920,683	5,653,946	5,398,592	5,153,777	4,919,001	4,693,603	4,477,618	4,270,718	4,072,372	3,882,137	3,699,425
CASH VALUE IN FORCE	746,319	788,681	825,037	855,765	881,231	902,231	911,230	917,671	921,735	923,609	923,468	921,499	917,872	912,750	906,309
GA ACCOUNT VALUE IN FORCE	804,322	832,661	856,262	875,440	890,512	902,230	911,229	917,671	921,734	923,608	923,468	921,499	917,872	912,749	906,308
TOTAL ACCOUNT VALUE IN FORCE	804,322	832,661	856,262	875,440	890,512	902,230	911,229	917,671	921,734	923,608	923,468	921,499	917,872	912,749	906,308
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 7.00% PROFITS RELEASED	29,637	36,074	41,582	46,133	49,851	53,063	57,377	61,128	64,365	67,131	69,476	71,445	73,076	74,407	75,468
PV AT 8.00% PROFITS RELEASED	22,606	28,102	32,761	36,575	39,661	42,304	45,819	48,848	51,437	53,629	55,470	57,002	58,259	59,275	60,077
PV AT 9.00% PROFITS RELEASED	16,512	21,211	25,158	28,359	30,926	33,103	35,974	38,424	40,499	42,240	43,689	44,883	45,854	46,632	47,241

PV AT 7.00% BOOK PROFITS	49,198	56,376	62,342	67,255	71,261	74,675	79,498	83,631	87,146	90,104	92,567	94,591	96,222	97,502	98,470
PV AT 8.00% BOOK PROFITS	39,822	45,950	50,996	55,113	58,439	61,248	65,177	68,515	71,326	73,671	75,605	77,179	78,436	79,413	80,146
PV AT 9.00% BOOK PROFITS	31,647	36,887	41,162	44,617	47,383	49,697	52,906	55,606	57,860	59,721	61,243	62,471	63,442	64,190	64,745
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	748,806	788,681	825,037	855,765	881,231	902,231	911,230	917,671	921,735	923,609	923,468	921,499	917,872	912,750	906,309

Capital Based on 350% RBC	40,794	40,881	40,901	40,861	40,768	40,602	40,129	39,615	39,064	38,478	37,864	37,225	36,564	35,885	35,191
Capital: After-Tax int less change (i=2.65%)	690	767	835	896	949	1,019	1,323	1,354	1,381	1,404	1,420	1,432	1,440	1,444	1,445
PRE-TAX BOOK PROFIT	25,273	22,674	20,165	17,768	15,499	14,139	21,365	19,595	17,828	16,055	14,305	12,576	10,840	9,106	7,375
FEDERAL INCOME TAX	(3,317)	(2,340)	(1,547)	(1,311)	(1,112)	(838)	(2,252)	(1,814)	(1,410)	(1,039)	(690)	(342)	9	358	703
Profit After-Tax, After Cost of Capital	22,646	21,101	19,454	17,354	15,335	14,321	20,436	19,135	17,798	16,419	15,035	13,666	12,289	10,908	9,522

PV’s -- IUL
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-29

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense									12/11/20
		Line of Business Projection									03:24 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Total Future Business
PREMIUM	0	213,342	257,956	299,558	341,856	384,626	428,307	472,995	517,128	564,026	611,001	336,136	308,898	291,313	275,110	260,094
GROSS INVESTMENT INCOME	0	1,936	8,908	17,009	25,378	34,646	44,177	54,677	65,385	76,528	87,846	97,452	99,393	99,768	100,463	99,991
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	(40)	(135)	(285)	(489)	(747)	(1,062)	(1,433)	(1,860)	(2,345)	(2,885)	(3,413)	(3,902)	(4,353)	(4,769)
LESS INCOME LOST ON DEFAULTS	0	0	20	64	129	215	322	452	605	782	981	1,203	1,411	1,599	1,770	1,926
TOTAL INCOME	0	215,278	266,884	316,638	367,390	419,546	472,909	528,281	583,340	641,633	700,211	435,270	410,292	393,384	378,155	362,927
NET SURRENDERS	0	4,792	10,458	16,811	23,689	36,499	45,910	67,672	81,364	96,020	122,234	129,880	137,941	145,874	152,151	150,332
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	0	3,905	9,865	17,002	25,065	33,527	42,511	52,111	62,663	74,227	86,786	93,935	97,656	100,313	102,545	105,282
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	23,086	27,634	29,412	31,202	33,047	35,005	37,008	38,988	41,015	43,016	5,538	0	0	0	0
MAINTENANCE EXPENSE	0	2,205	5,861	9,537	13,325	17,224	21,268	25,432	29,734	34,183	38,737	39,638	38,047	36,669	35,358	34,115
NET COMMISSIONS	0	37,273	41,677	45,619	49,682	53,857	58,239	62,733	67,219	71,851	76,480	17,764	15,630	14,829	14,099	13,434
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	8,088	6,750	6,883	7,056	7,258	7,481	7,706	7,926	8,147	8,376	(6,466)	(3,270)	(3,001)	(2,778)	(2,609)
INCREASE IN RESERVES AND DIVIDEND LIAB	0	173,314	191,613	207,879	224,900	236,362	252,868	257,795	269,575	282,385	283,207	38,647	23,675	8,766	(5,407)	(11,470)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	252,662	293,859	333,144	374,919	417,774	463,282	510,457	557,470	607,829	658,837	318,936	309,679	303,451	295,968	289,083
STATUTORY GAIN	0	(37,384)	(26,975)	(16,507)	(7,529)	1,772	9,627	17,824	25,870	33,804	41,374	116,334	100,613	89,933	82,187	73,844
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	(37,384)	(26,975)	(16,507)	(7,529)	1,772	9,627	17,824	25,870	33,804	41,374	116,334	100,613	89,933	82,187	73,844
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	(5,760)	(2,714)	99	2,679	5,175	7,412	9,557	11,599	13,305	14,826	27,372	22,615	19,388	16,552	13,847
PROFITS RELEASED	0	(31,625)	(24,260)	(16,606)	(10,208)	(3,403)	2,216	8,267	14,272	20,499	26,548	88,962	77,998	70,544	65,635	59,997
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	0	173,314	364,927	572,806	797,707	1,034,069	1,286,936	1,544,731	1,814,306	2,096,691	2,379,898	2,418,545	2,442,220	2,450,987	2,445,579	2,434,109
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	0	172,774	362,335	568,212	791,122	1,025,479	1,276,305	1,532,013	1,799,456	2,079,667	2,360,657	2,397,972	2,422,909	2,432,737	2,428,267	2,417,655
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	0	162,817	338,252	526,904	729,023	939,665	1,163,549	1,389,762	1,625,391	1,872,845	2,120,543	2,138,810	2,150,672	2,151,192	2,142,281	2,130,900
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	37,536	75,478	113,824	152,860	192,733	233,667	275,566	318,512	362,541	407,525	384,612	363,919	344,956	327,235	310,503
INSURANCE IN FORCE	0	6,114,592	12,455,574	18,931,772	25,568,433	32,388,694	39,416,353	46,667,353	54,142,673	61,841,576	69,769,177	66,291,134	63,116,831	60,212,606	57,524,518	55,000,533
CASH VALUE IN FORCE	0	158,754	327,764	510,296	707,976	915,679	1,137,192	1,361,168	1,594,058	1,836,725	2,077,604	2,095,060	2,108,538	2,108,391	2,093,743	2,071,652
GA ACCOUNT VALUE IN FORCE	0	181,577	376,681	582,625	799,107	1,020,970	1,251,784	1,480,253	1,713,109	1,951,577	2,183,909	2,153,838	2,104,867	2,043,736	1,972,903	1,899,569
TOTAL ACCOUNT VALUE IN FORCE	0	181,577	376,681	582,625	799,107	1,020,970	1,251,784	1,480,253	1,713,109	1,951,577	2,183,909	2,153,838	2,104,867	2,043,736	1,972,903	1,899,569
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	8,628	17,431	26,315	35,361	44,624	54,147	63,940	73,997	84,319	94,911	89,778	85,246	81,184	77,468	74,001
NET DEFERRED PREMIUMS	0	540	2,593	4,594	6,584	8,589	10,631	12,718	14,850	17,025	19,241	20,573	19,312	18,250	17,312	16,455
PV AT 7.00% PROFITS RELEASED	0	(29,556)	(50,746)	(64,301)	(72,088)	(74,515)	(73,038)	(67,890)	(59,584)	(48,434)	(34,938)	7,327	41,959	71,233	96,687	118,433
PV AT 8.00% PROFITS RELEASED	0	(29,282)	(50,081)	(63,263)	(70,767)	(73,083)	(71,686)	(66,863)	(59,152)	(48,897)	(36,601)	1,553	32,528	58,467	80,813	99,727
PV AT 9.00% PROFITS RELEASED	0	(29,013)	(49,433)	(62,255)	(69,487)	(71,699)	(70,378)	(65,855)	(58,693)	(49,254)	(38,040)	(3,565)	24,166	47,176	66,817	83,289

PV AT 7.00% BOOK PROFITS	7.0%	(34,938)	(58,499)	(71,974)	(77,717)	(76,454)	(70,039)	(58,939)	(43,882)	(25,495)	(4,463)	50,807	95,480	132,799	164,673	191,438
PV AT 8.00% BOOK PROFITS	8.0%	(34,615)	(57,741)	(70,845)	(76,379)	(75,173)	(69,106)	(58,706)	(44,729)	(27,818)	(8,654)	41,239	81,194	114,262	142,244	165,523
PV AT 9.00% BOOK PROFITS	9.0%	(34,297)	(57,001)	(69,748)	(75,081)	(73,930)	(68,189)	(58,439)	(45,455)	(29,891)	(12,414)	32,669	68,441	97,775	122,369	142,642
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	0	167,495	350,793	549,873	764,818	990,504	1,231,505	1,476,767	1,733,213	2,003,116	2,274,720	2,310,637	2,335,585	2,345,651	2,342,983	2,334,758

Capital Based on 350% RBC	0	33,185	56,722	80,875	105,954	131,691	158,403	185,511	213,279	241,971	270,802	246,303	237,383	228,978	220,515	212,315
Capital: After-Tax int less change (i=2.65%)	0	(33,185)	(22,842)	(22,966)	(23,385)	(23,519)	(23,955)	(23,792)	(23,884)	(24,227)	(23,765)	30,168	14,076	13,374	13,258	12,816
PRE-TAX BOOK PROFIT		(37,384)	(26,975)	(16,507)	(7,529)	1,772	9,627	17,824	25,870	33,804	41,374	116,334	100,613	89,933	82,187	73,844
FEDERAL INCOME TAX		5,760	2,714	(99)	(2,679)	(5,175)	(7,412)	(9,557)	(11,599)	(13,305)	(14,826)	(27,372)	(22,615)	(19,388)	(16,552)	(13,847)
Profit After-Tax, After Cost of Capital		(64,810)	(47,102)	(39,571)	(33,594)	(26,922)	(21,740)	(15,525)	(9,613)	(3,728)	2,783	119,130	92,074	83,919	78,893	72,813

PV’s -- Total Future Business	LOB Sum		7.00%	8.00%	9.00%	10.00%	11.00%	12.00%
PV PRE-TAX BOOK PROFIT			388,152	323,990	271,131	227,216	190,460	159,492
PV IMPACT OF FEDERAL INCOME TAX			(93,098)	(82,402)	(73,139)	(65,077)	(58,029)	(51,843)
PV Capital: After-Tax int less change (i=2.65%) less Init Cap			(92,219)	(97,819)	(101,429)	(103,561)	(104,590)	(104,796)
PV After-Tax, After Cost of Capital			202,836	143,769	96,563	58,578	27,840	2,852

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-30

		Farm Bureau Life (Rev 12/11) - Base Case Unit Expense												12/11/20
		Line of Business Projection												03:24 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2036	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046	2047	2048	2049	2050
Total Future Business
PREMIUM	244,496	229,148	214,247	199,777	185,580	171,971	158,823	145,971	133,385	121,059	111,269	102,206	93,478	85,064	77,098
GROSS INVESTMENT INCOME	99,869	98,476	97,383	95,836	94,451	92,318	90,385	88,284	86,018	83,595	81,031	78,499	76,002	73,562	71,156
MISCELLANEOUS FEES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	(13)	(32)	(68)	(82)	(88)	(151)	(164)	(181)	(207)	(243)	(272)	(306)	(330)	(380)	(427)
LESS INVESTMENT EXPENSE	(5,151)	(5,489)	(5,782)	(6,031)	(6,238)	(6,410)	(6,540)	(6,635)	(6,696)	(6,723)	(6,717)	(6,692)	(6,655)	(6,605)	(6,543)
LESS INCOME LOST ON DEFAULTS	2,067	2,188	2,287	2,364	2,422	2,464	2,489	2,502	2,502	2,492	2,470	2,444	2,413	2,380	2,342
TOTAL INCOME	347,436	330,893	315,057	299,198	283,758	268,083	253,095	238,207	223,390	208,642	196,274	184,647	173,391	162,472	152,028
NET SURRENDERS	152,834	134,506	134,635	131,443	110,993	108,720	104,282	98,744	94,542	90,540	86,709	83,033	79,974	77,109	74,417
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DEATH/GMDB/ANNUITY BENEFITS	108,280	111,016	113,330	115,224	116,795	117,650	117,031	115,679	113,554	110,629	107,252	104,134	100,356	95,906	90,708
OTHER BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AQUISITION EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSE	32,856	31,627	30,410	29,207	28,070	26,927	25,785	24,634	23,469	22,289	21,170	20,122	19,066	17,999	16,919
NET COMMISSIONS	12,742	12,043	11,361	10,696	10,046	9,387	8,744	8,106	7,472	6,840	6,327	5,877	5,441	5,015	4,597
DIVIDENDS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	(2,785)	(2,770)	(2,737)	(2,707)	(2,704)	(2,816)	(2,854)	(2,891)	(2,937)	(2,978)	(2,469)	(2,392)	(2,364)	(2,362)	(2,376)
INCREASE IN RESERVES AND DIVIDEND LIAB	(26,185)	(20,575)	(33,298)	(41,392)	(30,515)	(38,648)	(51,537)	(53,800)	(57,140)	(60,544)	(59,710)	(58,723)	(57,748)	(57,663)	(58,799)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	277,741	265,848	253,700	242,470	232,685	221,220	201,452	190,470	178,960	166,775	159,280	152,052	144,725	136,005	125,466
STATUTORY GAIN	69,695	65,046	61,357	56,728	51,073	46,863	51,643	47,736	44,430	41,867	36,994	32,595	28,666	26,467	26,561
CAPITAL GAINS	(16)	(41)	(86)	(103)	(111)	(191)	(207)	(229)	(262)	(308)	(344)	(387)	(418)	(481)	(540)
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	(13)	(32)	(68)	(82)	(88)	(151)	(164)	(181)	(207)	(243)	(272)	(306)	(330)	(380)	(427)
BOOK PROFIT	69,691	65,037	61,339	56,706	51,050	46,823	51,600	47,688	44,375	41,802	36,922	32,514	28,578	26,366	26,448
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	11,798	9,977	8,414	7,268	6,084	4,882	5,545	4,447	3,583	2,977	2,069	1,261	543	159	248
PROFITS RELEASED	57,893	55,060	52,926	49,438	44,966	41,941	46,055	43,241	40,792	38,826	34,853	31,253	28,036	26,207	26,200
STATUTORY RESERVE AND DIVIDEND LIAB (GA)	2,407,924	2,387,349	2,354,051	2,312,658	2,282,144	2,243,495	2,191,958	2,138,158	2,081,018	2,020,473	1,960,763	1,902,041	1,844,293	1,786,630	1,727,831
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY -- GENERAL ACCOUNT	2,392,747	2,373,426	2,341,346	2,301,144	2,271,800	2,234,303	2,183,910	2,131,256	2,075,267	2,015,872	1,956,481	1,898,046	1,840,573	1,783,170	1,724,609
TOTAL LIABILITY -- SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL TAX RESERVE (GA)	2,109,989	2,097,912	2,076,124	2,046,420	2,027,001	2,000,432	1,962,186	1,922,673	1,880,373	1,834,799	1,788,560	1,742,649	1,697,169	1,651,395	1,604,190
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	293,797	277,841	262,363	247,280	232,669	219,426	206,332	193,372	180,476	167,618	156,072	144,600	133,168	121,773	110,381
INSURANCE IN FORCE	52,416,853	49,898,344	47,437,231	45,021,023	42,621,052	40,041,766	37,392,230	34,698,457	31,958,701	29,177,977	26,698,050	24,192,113	21,655,154	19,085,390	16,480,531
CASH VALUE IN FORCE	2,037,554	2,010,756	1,974,358	1,932,100	1,901,042	1,865,272	1,819,303	1,773,499	1,726,771	1,679,204	1,632,159	1,586,790	1,542,712	1,500,100	1,458,948
GA ACCOUNT VALUE IN FORCE	1,820,069	1,753,842	1,683,119	1,611,223	1,555,180	1,497,841	1,441,940	1,388,576	1,336,862	1,286,884	1,238,865	1,193,272	1,149,790	1,108,559	1,069,535
TOTAL ACCOUNT VALUE IN FORCE	1,820,069	1,753,842	1,683,119	1,611,223	1,555,180	1,497,841	1,441,940	1,388,576	1,336,862	1,286,884	1,238,865	1,193,272	1,149,790	1,108,559	1,069,535
POLICY LOANS IN FORCE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	69,939	65,915	61,959	58,062	54,187	50,220	46,221	42,184	38,096	33,969	31,181	28,502	25,862	23,241	20,626
NET DEFERRED PREMIUMS	15,177	13,923	12,705	11,515	10,344	9,193	8,048	6,902	5,751	4,602	4,282	3,995	3,720	3,460	3,221
PV AT 7.00% PROFITS RELEASED	138,043	155,474	171,133	184,803	196,423	206,552	216,947	226,069	234,111	241,264	247,266	252,296	256,512	260,196	263,638
PV AT 8.00% PROFITS RELEASED	116,625	131,506	144,751	156,206	165,853	174,185	182,657	190,021	196,454	202,123	206,836	210,748	213,998	216,810	219,414
PV AT 9.00% PROFITS RELEASED	97,871	110,594	121,813	131,429	139,452	146,318	153,234	159,192	164,348	168,851	172,559	175,609	178,120	180,273	182,248

PV AT 7.00% BOOK PROFITS	215,044	235,634	253,782	269,461	282,654	293,962	305,609	315,669	324,417	332,119	338,477	343,709	348,007	351,713	355,188
PV AT 8.00% BOOK PROFITS	185,865	203,442	218,793	231,932	242,885	252,187	261,678	269,800	276,798	282,902	287,893	291,964	295,276	298,106	300,735
PV AT 9.00% BOOK PROFITS	160,195	175,224	188,227	199,256	208,365	216,030	223,779	230,350	235,959	240,806	244,735	247,908	250,467	252,633	254,627
Unearned Premium Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Claim Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Economic Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Liability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax Reserve before unamort DAC (GA)	2,314,191	2,299,970	2,273,905	2,238,128	2,211,172	2,175,952	2,128,263	2,078,847	2,026,517	1,971,121	1,915,447	1,860,533	1,806,432	1,752,393	1,697,270

Capital Based on 350% RBC	203,472	195,338	186,955	178,511	170,906	162,805	154,338	145,861	137,301	128,655	120,837	113,134	105,487	97,857	90,197
Capital: After-Tax int less change (i=2.65%)	13,288	12,394	12,473	12,358	11,342	11,678	11,876	11,709	11,613	11,521	10,511	10,233	10,016	9,838	9,709
PRE-TAX BOOK PROFIT	69,691	65,037	61,339	56,706	51,050	46,823	51,600	47,688	44,375	41,802	36,922	32,514	28,578	26,366	26,448
FEDERAL INCOME TAX	(11,798)	(9,977)	(8,414)	(7,268)	(6,084)	(4,882)	(5,545)	(4,447)	(3,583)	(2,977)	(2,069)	(1,261)	(543)	(159)	(248)
Profit After-Tax, After Cost of Capital	71,181	67,454	65,398	61,796	56,308	53,620	57,930	54,950	52,405	50,346	45,364	41,486	38,051	36,045	35,909

PV’s -- Total Future Business
PV PRE-TAX BOOK PROFIT
PV IMPACT OF FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=2.65%) less Init Cap
PV After-Tax, After Cost of Capital

Appendix E - Detailed Statutory Income Projections	MILLIMAN	E-31

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